    As filed with the Securities and Exchange Commission on February 18, 2005
                                                  1933 Act Registration No. 333-
================================================================================

                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form N-14

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

        [  ]     Pre-Effective                 [  ]   Post-Effective
                 Amendment No. __                     Amendment No. __

                                   ----------

                         METROPOLITAN SERIES FUND, INC.*
               [Exact Name of Registrant as Specified in Charter]

                 Area Code and Telephone Number: (617) 578-3104

                               501 Boylston Street
                           Boston, Massachusetts 02116
                    (Address of Principal Executive Offices)

                                   ----------

                             James L. Lipscomb, Esq.
                  Executive Vice President and General Counsel
                               MetLife Group, Inc.
                                 1 MetLife Plaza
                            27-01 Queens Plaza North
                           Long Island City, NY 11101

                                   ----------

                        Copies of All Correspondence to:

        John M. Loder, Esq.                    Thomas M. Lenz, Esq.
        Ropes & Gray LLP                       MetLife Advisers, LLC
        One International Place                501 Boylston Street
        Boston, Massachusetts 02110            Boston, Massachusetts 02116


        Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.

        Title of Securities Being Registered: Class A, Class B, and Class E shares of capital stock, par value $.01 per share, of the Registrant's Jennison Growth Portfolio.

        The Registrant has registered an indefinite amount of its shares under the Securities Act of 1933, pursuant to Rule 24F-2 under the Investment Company Act of 1940. No filing fee is due because of reliance on Section 24(f).

        It is proposed that this filing will become effective on March 21, 2005 pursuant to Rule 488 of the Securities Act of 1933.

* On behalf of its Jennison Growth Portfolio.
================================================================================

                        METROPOLITAN SERIES FUND, INC.
               501 Boylston Street, Boston, Massachusetts 02116

Dear Policyholder:

   We are writing to inform you that the Metropolitan Series Fund, Inc. (the "Fund") will hold a special meeting of shareholders of the Met/Putnam Voyager Portfolio (the "Voyager Portfolio"), a series of the Fund, on April 29, 2005, at 2:00 p.m. Eastern Time at the offices of MetLife Advisers, LLC, 501 Boylston Street, Boston, Massachusetts 02116. At the meeting, shareholders of the Voyager Portfolio will be asked to consider and approve the proposed acquisition of the Voyager Portfolio by the Jennison Growth Portfolio (the "Jennison Portfolio"), also a series of the Fund. A formal Notice of Special Meeting of Shareholders appears on the next page, followed by the combined Prospectus/Proxy Statement, which explains in more detail the proposal to be considered.

   The acquisition of the Voyager Portfolio by the Jennison Portfolio has been proposed as part of an overall plan of the insurance companies in the MetLife enterprise (each, an "Insurance Company," and, collectively, the "Insurance Companies") to streamline and rationalize the investment offerings underlying variable life insurance and variable annuity contracts offered by the Insurance Companies. Like the Voyager Portfolio, the Jennison Portfolio is currently offered only to separate accounts of the Insurance Companies and is advised by MetLife Advisers, LLC. Please review the enclosed Prospectus/Proxy Statement for a more detailed description of the proposed acquisition of the Voyager Portfolio and the specific reasons it is being proposed.

   Although you are not a shareholder of the Voyager Portfolio, as an owner of a variable life insurance or variable annuity contract issued by separate accounts of the Insurance Companies, you have the right to instruct your Insurance Company how to vote at the meeting. You may give voting instructions for the number of shares of the Voyager Portfolio attributable to your life insurance policy or annuity contract as of the record time of 4:00 p.m. Eastern Time on February 4, 2005.

   YOUR VOTE IS IMPORTANT. PLEASE FILL IN, DATE, SIGN AND RETURN THE ENCLOSED INSTRUCTION FORM PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE WHETHER OR NOT YOU PLAN TO BE PRESENT AT THE MEETING. YOU CAN ALSO VOTE BY PHONE OR ELECTRONICALLY BY FOLLOWING THE SIMPLE INSTRUCTIONS THAT APPEAR ON THE ENCLOSED VOTING

INSTRUCTION FORM. YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING.

   THE DIRECTORS RECOMMEND THAT YOU VOTE "FOR" THE PROPOSED ACQUISITION.

   Please take a few moments to review the details of the proposal. If you have any questions regarding the acquisition of the Voyager Portfolio, please feel free to call the contact number listed in the enclosed Prospectus/Proxy Statement. We urge you to vote at your earliest convenience.

   We appreciate your participation and prompt response in these matters and thank you for your continued support.

                                                  Very truly yours,

                                                /s/ Hugh McHaffie
                                                  Hugh C. McHaffie
                                        President and Chief Executive Officer

March [24], 2005

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD APRIL 29, 2005

                        METROPOLITAN SERIES FUND, INC.

                         Met/Putnam Voyager Portfolio

   NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the "Meeting") of the Met/Putnam Voyager Portfolio (the "Voyager Portfolio"), a series of the Metropolitan Series Fund, Inc. (the "Fund"), will be held at 2:00 p.m. Eastern Time on Friday, April 29, 2005, at the offices of MetLife Advisers, LLC, 501 Boylston Street, Boston, Massachusetts 02116, for the following purposes:

      1. To approve an Agreement and Plan of Reorganization providing for the sale of the assets of the Voyager Portfolio to, and the assumption of the liabilities of the Voyager Portfolio by, the Jennison Growth Portfolio (the "Jennison Portfolio"), also a series of the Fund, in exchange for shares of the Jennison Portfolio and the distribution of such shares to the shareholders of the Voyager Portfolio in complete liquidation of the Voyager Portfolio.

      2. To consider and act upon any other matters that properly come before the Meeting and any adjourned session of the Meeting.

   Voyager Portfolio shareholders of record as of 4:00 p.m. Eastern Time on February 4, 2005, are entitled to notice of and to vote at the Meeting and any adjourned session thereof.

                               By order of the Board of Directors,

                               THOMAS M. LENZ
                               Secretary

March [24], 2005

   NOTICE: YOUR VOTE IS IMPORTANT. PLEASE FILL IN, DATE, SIGN AND RETURN THE ENCLOSED INSTRUCTION FORM PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE WHETHER OR NOT YOU PLAN TO BE PRESENT AT THE MEETING. YOU CAN ALSO VOTE BY PHONE OR ELECTRONICALLY BY FOLLOWING THE SIMPLE INSTRUCTIONS THAT APPEAR ON THE ENCLOSED VOTING INSTRUCTION FORM. YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING.

                          PROSPECTUS/PROXY STATEMENT

                               March [24], 2005

                 Acquisition of the Assets and Liabilities of
                         Met/Putnam Voyager Portfolio
                  a series of Metropolitan Series Fund, Inc.
                              501 Boylston Street
                          Boston, Massachusetts 02116
                                 800-638-7732

                       By and in Exchange for Shares of
                           Jennison Growth Portfolio
                  a series of Metropolitan Series Fund, Inc.
                              501 Boylston Street
                          Boston, Massachusetts 02116
                                 800-638-7732

This Prospectus/Proxy Statement contains information you should know before voting on the proposed merger (the "Merger") of the Met/Putnam Voyager Portfolio (the "Voyager Portfolio"), a series of the Metropolitan Series Fund, Inc. (the "Fund"), with and into the Jennison Growth Portfolio (the "Jennison Portfolio," and, together with the Voyager Portfolio, the "Portfolios"), also a series of the Fund, to be considered at a Special Meeting of Shareholders of the Voyager Portfolio (the "Meeting"), which will be held at 2:00 p.m. Eastern Time on April 29, 2005, at the offices of MetLife Advisers, LLC ("MetLife Advisers"), 501 Boylston Street, Boston, Massachusetts 02116. Please read this Prospectus/Proxy Statement and keep it for future reference.

   The Portfolios are each registered open-end management investment companies. The investment objective of the Jennison Portfolio is long-term growth of capital.

   Please review the information about the Jennison Portfolio in Appendix B of this Prospectus/Proxy Statement. Additional information about the Jennison Portfolio, including the Statement of Additional Information of the Jennison Portfolio dated March [24], 2005, relating to the Merger, which is incorporated by reference into this Prospectus/Proxy Statement, has been filed with the Securities and Exchange Commission (the "SEC") and is available upon oral or written request, without charge, by calling the Fund toll-free at 1-800-560-5001 or by writing to the Fund at Metropolitan Life Insurance Company. Attn: MLFS Annuity, 1600 Division Road, West Warwick, Rhode Island 02893.

   The SEC has not approved or disapproved these securities or determined if this Prospectus/Proxy Statement is truthful or complete. Any representation to the contrary is a criminal offense.

   Shares of the Jennison Portfolio are not bank deposits and are not guaranteed, endorsed or insured by the Federal Deposit Insurance Corporation or any other government agency, and are subject to investment risks, including possible loss of the principal invested.

                               TABLE OF CONTENTS

      Introduction....................................................  3
      Questions and Answers...........................................  5
      Proposal........................................................ 12
         The Proposal................................................. 12
         Principal Investment Risks................................... 12
         Information about the Merger................................. 13
         Shares to be Issued.......................................... 14
         Reasons for the Merger....................................... 15
         Information About the Adviser and Subadvisers................ 16
         Performance Information...................................... 16
         Information About the Rights of Shareholders................. 19
         Federal Income Tax Consequences.............................. 21
         Required Vote for the Proposal............................... 23
      General Information............................................. 24
         Voting Information........................................... 24
         Information About Voting Instructions and the Conduct of the
           Meeting.................................................... 24
         Other Information............................................ 27
      Appendix A--Agreement and Plan of Reorganization................ 28
      Appendix B--Information About the Jennison Portfolio............ 56
      Appendix C--Capitalization...................................... 75

                                 INTRODUCTION

   The proposal (the "Proposal") in this Prospectus/Proxy Statement relates to the proposed merger of the Voyager Portfolio with and into the Jennison Portfolio. The Portfolios are each registered open-end management investment companies. Please note that, although the Merger is being referred to as a "merger," technically it will take the form of an asset sale transaction. Shares of each Portfolio are offered only to separate accounts established by Metropolitan Life Insurance Company ("MetLife") or other affiliated insurance companies (together with MetLife, each, an "Insurance Company" and, collectively, the "Insurance Companies"). Each Insurance Company is the legal owner of shares of the Voyager Portfolio and has the right to vote those shares at the Meeting. Although you are not a shareholder of the Voyager Portfolio, as an owner of a variable life insurance or variable annuity contract (each, a "Contract", and, collectively, the "Contracts") issued by separate accounts of the Insurance Companies, you have the right to instruct your Insurance Company how to vote at the Meeting.

   If the Merger occurs, your Contract will be invested in shares of the Jennison Portfolio. The investment objective of the Jennison Portfolio is long-term growth of capital. If the Agreement and Plan of Reorganization relating to the Merger (attached hereto as Appendix A (the "Merger Agreement")) is approved by shareholders of the Voyager Portfolio and the Merger occurs, the Voyager Portfolio will transfer the assets and liabilities attributable to each class of its shares to the Jennison Portfolio in exchange for shares of the same class of the Jennison Portfolio (the "Merger Shares"). The exchange, which will be effected on the basis of the relative net asset values of the Portfolios, will be followed immediately by the distribution of the Merger Shares received by the Voyager Portfolio to the shareholders of the Voyager Portfolio in complete liquidation of the Voyager Portfolio. All issued and outstanding shares of the Voyager Portfolio will simultaneously be cancelled on the books of the Voyager Portfolio. It is expected that the Merger will be treated as a tax-free reorganization.

   Please review the information about the Jennison Portfolio in Appendix B of this Prospectus/Proxy Statement. The following documents have been filed with the SEC and are incorporated in this Prospectus/Proxy Statement by reference:

  . The Prospectus of the Fund, as it relates to the Voyager Portfolio, dated May 1, 2004, as supplemented.

  . The Statement of Additional Information of the Fund, as it relates to the Voyager Portfolio, dated May 1, 2004, as supplemented.

  . The Fund's Annual Report dated December 31, 2004, as it relates to the Voyager Portfolio, including the Portfolio Manager Commentary, Report of Independent Registered Public Accounting Firm and financial statements contained therein.

  . The Statement of Additional Information of the Fund dated March [24], 2005, relating to the Merger.

   The Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith files reports and other information with the SEC. Each Portfolio has previously sent its Annual Report to its shareholders. For a free copy of this Report or any of the documents listed above, please call 1-800-638-7732 or write to the Fund at Metropolitan Life Insurance Company, Attn: Annuity Fulfillment Unit - MSF, 1600 Division Road, West Warwick, Rhode Island 02893. Text-only versions of all of the Voyager Portfolio and Jennison Portfolio documents can be viewed online or downloaded from the EDGAR database on the SEC's Internet site at www.sec.gov. You can review and copy information about each Portfolio by visiting the Public Reference Room, U.S. Securities and Exchange Commission, Washington, DC 20549-0102. You can obtain copies, upon payment of a duplicating fee, by sending an e-mail request to publicinfo@sec.gov, or by writing the Public Reference Room at its Washington, DC address above. Information on the operation of the Public Reference Room may be obtained by calling (202) 942-8090.

                             QUESTIONS AND ANSWERS

   The following questions and answers provide an overview of key features of the Merger and of the information contained in this combined Prospectus/Proxy Statement. Please review the full Prospectus/Proxy Statement prior to casting your vote.

1. What is being proposed?

   The Directors of the Fund (the "Directors") are recommending that the Voyager Portfolio merge with and into the Jennison Portfolio. This means that the Jennison Portfolio would acquire the assets and assume the liabilities of the Voyager Portfolio in exchange for shares of the Jennison Portfolio. If the Proposal is approved, each Insurance Company separate account that owns shares of the Voyager Portfolio will receive shares of the Jennison Portfolio with an aggregate net asset value equal to the aggregate net asset value of its Voyager shares as of the close of regular trading on the New York Stock Exchange on the day of the closing of the Merger. As a result, your Contract will be invested in shares of the Jennison Portfolio at the closing of the Merger. The Merger is currently scheduled to take place on or around the close of business on April 29, 2005, or on such other date as the parties may agree.

   If shareholders of the Voyager Portfolio do not approve the Merger, the Directors will consider other possible courses of action which may be in the best interests of Voyager Portfolio shareholders.

2. Why is the Merger being proposed?

   MetLife Advisers, the investment adviser to each Portfolio, is proposing the Merger to enable shareholders of the Voyager Portfolio to invest in a larger combined portfolio with generally similar investment objectives and strategies and the potential for improved efficiencies and lower expenses. The Directors recommend approval of the Merger because of the advantages that they believe the Merger offers to shareholders of the Voyager Portfolio. The advantages include the following:

  . The Jennison Portfolio currently pays a lower advisory fee than the Voyager Portfolio and the Jennison Portfolio's advisory fee schedule is lower than the Voyager Portfolio's at all asset levels. As a result, total expenses for each share class of the Jennison Portfolio are expected to be lower than those currently experienced by the Voyager Portfolio.

  . The Voyager Portfolio has not achieved sufficient sales growth and is not expected to do so in the near future.

  . It is expected that the Jennison Portfolio will be better able to grow in size and benefit from possible economies of scale.

Please review "Reasons for the Merger" in the Proposal section of this Prospectus/Proxy Statement for a full description of the factors considered by the Directors.

3. How do the management fees and expenses of the Portfolios compare and what are they estimated to be following the Merger?

   Shares of each Portfolio are sold and redeemed at a price equal to their net asset value without any sales charge. The following table allows you to compare the management fees and expenses of the Voyager Portfolio and the Jennison Portfolio and to analyze the estimated expenses that the Fund expects the Jennison Portfolio to bear in the first year following the Merger. Annual Portfolio Operating Expenses are deducted from the assets of each Portfolio. They include management and administration fees, Rule 12b-1 fees (if applicable) and administrative costs, including pricing and custody services. The Annual Portfolio Operating Expenses shown in the table below represent expenses incurred by each Portfolio for its last fiscal year ended December 31, 2004, and expenses that the Fund estimates the Jennison Portfolio would have incurred during the twelve months ended December 31, 2004, after giving effect to the Merger on a pro forma basis assuming the Merger had occurred as of January 1, 2004. The table does not reflect any of the charges associated with the separate accounts or variable contracts that a variable life insurance or variable annuity holder may pay under insurance or annuity contracts. If these charges had been included, the expenses shown would have been higher.

Annual Portfolio Operating Expenses
(deducted directly from assets of the Portfolio)

                                     Voyager Portfolio       Jennison Portfolio
                                 ------------------------  -----------------------
                                 Class A Class B   Class E Class A Class B Class E
                                 ------- -------   ------- ------- ------- -------
Management Fee (%)..............   0.80    0.80      0.80   0.65    0.65    0.65
Distribution and Service (12b-1)
 Fees (%).......................   0.00    0.25      0.15   0.00    0.25    0.15
Other Expenses (%)..............   0.24    0.24      0.24   0.06    0.06    0.06
                                  -----   -----     -----   ----    ----    ----
Total Annual Portfolio Operating
 Expenses (%)(1)(2).............   1.04    1.29      1.19   0.71    0.96    0.86
Contractual Expense
 Reduction (%)..................  (0.04)  (0.04)    (0.04)   N/A     N/A     N/A
                                  -----   -----     -----   ----    ----    ----
Total Expenses After
 Contractual Reduction (%)(1)(2)   1.00    1.25(1)   1.15    N/A     N/A     N/A

                                                     Jennison Portfolio
                                                    (pro forma combined)
                                                   -----------------------
                                                   Class A Class B Class E
                                                   ------- ------- -------
     Management Fee (%)...........................  0.64    0.64    0.64
     Distribution and Service (12b-1) Fees (%)....  0.00    0.25    0.15
     Other Expenses (%)...........................  0.06    0.06    0.06
                                                    ----    ----    ----
     Total Annual Portfolio Operating Expenses (%)  0.70    0.95    0.85

--------
(1) The Voyager Portfolio and the Jennison Portfolio each directed certain portfolio trades to brokers who paid a portion of each respective Portfolio's expenses. The expense information for each Portfolio does not reflect this reduction in expenses. If this reduction was shown, the Voyager Portfolio's Total Annual Operating Expenses would have been 0.93% for Class A Shares, 1.23% for Class B shares and 1.13% for Class E shares, and the Jennison Portfolio's Total Annual Operating Expenses would have been 0.69% for Class A shares, 0.94% for Class B shares and 0.84% for Class E shares.
(2) MetLife Advisers has contractually agreed, for the period May 1, 2004 through April 30, 2005, to waive fees or pay all expenses (other than brokerage costs, taxes, interest and any extraordinary expenses) so as to limit Total Expenses After the Contractual Reduction (other than brokerage costs, taxes, interest and any extraordinary expenses) of each Class of the Voyager Portfolio to the percentages shown above.

Example Expenses

   The following Example helps you compare the cost of investing in the Voyager Portfolio and the Jennison Portfolio currently with what the cost of investing in the Jennison Portfolio would be on a pro forma basis should the Merger occur, and also allows you to compare these costs with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year, that the Portfolio's operating expenses remain the same, the reinvestment of all dividends and distributions, and the expiration, as of April 30, 2005, of the expense reduction agreement relating to the Voyager Portfolio described in footnote 2 to the Annual Portfolio Operating Expenses table above. The Example does not reflect any insurance product fees or any additional expenses that participants in certain eligible qualified retirement plans ("Qualified Plans") may bear relating to the operations of their plan.

   Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                 1 Year 3 Years 5 Years 10 Years
                                 ------ ------- ------- --------
               Voyager Portfolio
               Class A..........  $105   $330    $573    $1,272
               Class B..........  $130   $408    $707    $1,558
               Class E..........  $120   $377    $654    $1,445

                                          1 Year       3 Years 5 Years 10 Years
                                          ------       ------- ------- --------
               Jennison Portfolio
               Class A...................  $73          $227    $395    $  883
               Class B...................  $98          $306    $531    $1,178
               Class E...................  $88          $274    $477    $1,061
               Jennison Portfolio (pro forma combined)
               Class A...................  $72          $224    $390    $  871
               Class B...................  $97          $303    $526    $1,166
               Class E...................  $87          $271    $471    $1,049

   The above discussion of pro forma Annual Portfolio Operating Expenses and Example Expenses assumes that: (1) the current contractual agreements of the Jennison Portfolio will remain in place; (2) certain duplicative costs involved in operating the Voyager Portfolio are eliminated; and (3) expense ratios are based on pro forma combined average net assets for the twelve months ended December 31, 2004. Although these projections represent good faith estimates, there can be no assurance that any particular level of expenses will be achieved, because expenses depend on a variety of factors, including the future level of Portfolio assets, many of which factors are beyond the control of the Jennison Portfolio or MetLife Advisers.

4. How do the investment objectives, strategies and policies of the Voyager Portfolio and the Jennison Portfolio compare?

   Shareholders of the Voyager Portfolio should note that, although the investment objectives, strategies and policies of the Voyager Portfolio are generally similar to those of the Jennison Portfolio, there are some differences. Please see the table below for more information comparing the investment objectives and strategies of the Portfolios:

                 Voyager Portfolio         Jennison Portfolio
                 -----------------         ------------------
             Investment Objective: The  Investment Objective: The
             Voyager Portfolio seeks    Jennison Portfolio seeks
             capital appreciation.      long-term growth of
                                        capital.

                 Voyager Portfolio         Jennison Portfolio
                 -----------------         ------------------
             Principal Investment       Principal Investment
             Strategies: The Voyager    Strategies: The Jennison
             Portfolio seeks to         Portfolio seeks to
             achieve its objective as   achieve its objective as
             follows:                   follows:

             . Putnam Investment        . Jennison Associates LLC
               Management, LLC            ("Jennison"),
               ("Putnam"), subadviser     subadviser to the
               to the Portfolio,          Portfolio, will
               invests mainly in          normally invest at
               common stocks of U.S.      least 65% of the
               companies, with a focus    Portfolio's assets in
               on growth stocks.          equity and
                                          equity-related
             . The Portfolio invests      securities of U.S.
               mainly in midsized and     companies that exceed
               large companies,           $1 billion in market
               although the Portfolio     capitalization and that
               may invest in companies    Jennison believes have
               of any size.               strong capital
                                          appreciation potential.
             . Putnam looks for stocks    These companies are
               issued by companies        generally considered to
               that are likely to grow    be in the medium-
               faster than the economy    to-large capitalization
               as a whole.                range.

                                        . The Portfolio may
                                          invest in common
                                          stocks, preferred
                                          stocks, convertible
                                          stocks, and equity
                                          interests in
                                          partnerships, joint
                                          ventures and
                                          noncorporate entities.

                                        . The Portfolio may also
                                          invest in warrants and
                                          similar rights that can
                                          be exercised for equity
                                          securities.

                                        . The Portfolio may
                                          invest up to 20% of its
                                          assets in money market
                                          instruments, U.S.
                                          government securities
                                          and derivatives.

                                        . The Portfolio may
                                          invest up to 20% of its
                                          total assets in foreign
                                          securities. The 20%
                                          limitation on foreign
                                          securities does not
                                          include American
                                          Depositary Receipts
                                          ("ADRs") and other
                                          similar securities
                                          trading on U.S.
                                          exchanges or markets.
                                          The Portfolio may have
                                          exposure to foreign
                                          currencies through its
                                          investment in foreign
                                          securities.

   Shareholders of the Voyager Portfolio should note that the Voyager Portfolio does not have the same investment restrictions as the Jennison Portfolio. The following highlights certain differences in the investment restrictions of the two Portfolios:

  . Both Portfolios may invest in foreign securities; however, the Jennison Portfolio may invest to a greater extent in foreign securities. The Jennison Portfolio has a non-fundamental investment restriction under which it may invest up to 20% of its total assets in foreign securities. The 20% limitation on foreign securities does not include ADRs and other similar securities trading on U.S. exchanges or markets. By contrast, the Voyager Portfolio has a fundamental investment restriction under which it may not invest more than 10% of its total assets in foreign securities (including investments through European Depositary Receipts and International Depositary Receipts, but excluding investments through
      ADRs) except that 25% of total assets may be invested in securities issued, assumed, or guaranteed by foreign governments or their political subdivisions or instrumentalities; assumed or guaranteed by domestic issuers; or issued, assumed, or guaranteed by foreign issuers with a class of securities listed on NYSE.

  . Both Portfolios may invest in warrants. However, as a non-fundamental investment restriction, the Jennison Portfolio may not invest more than 5% of its total assets in unattached warrants or rights.

  . Both Portfolios may invest in money market instruments, U.S. government securities and derivatives. However, the Jennison Portfolio has reserved the right to invest up to 20% of its assets in such instruments and securities.

   For more information about the investment restrictions of the Voyager Portfolio, see the Prospectus and Statement of Additional Information of the Voyager Portfolio, which are incorporated by reference in this Prospectus/Proxy Statement. For more information about the investment restrictions of the Jennison Portfolio, see Appendix B of this Prospectus/Proxy Statement and the Statement of Additional Information of the Fund relating to the Merger.

5. How do the risks of investing in the Jennison Portfolio compare to the risks of investing in the Voyager Portfolio?

   Because the two Portfolios have generally similar investment objectives and policies, they are subject to similar, though not identical, risks. For a discussion of the principal risks associated with an investment in the Portfolios, please see "Principal Investment Risks" in the Proposal section of this Prospectus/Proxy Statement.

6. How do the shares of the Jennison Portfolio to be issued compare with shares of the Voyager Portfolio if the Merger occurs?

   Shares of both Portfolios are currently offered only to separate accounts of the Insurance Companies. The Insurance Companies will receive the same class of shares of the Jennison Portfolio that they currently own in the Voyager Portfolio. The Voyager Portfolio currently has Class A, Class B and Class E shares outstanding. The Jennison Portfolio currently is authorized to issue Class A, Class B and Class E shares, although it only had Class A and Class B shares outstanding as of December 31, 2004. Shareholders of the Voyager Portfolio will receive shares of the Jennison Portfolio of the same class and with the same characteristics as the shares they currently own. The Merger will not affect your rights under your Contract to purchase, redeem and exchange shares. Dividends and distributions of each Portfolio are automatically reinvested in additional shares of the respective Portfolio. Please see Appendix B for more information on shares of the Jennison Portfolio.

7. What are the federal income tax consequences of the Merger?

   Provided that the Contracts funded through separate accounts of the Insurance Companies qualify as life insurance or annuity contracts under
Section 72 of the Internal Revenue Code of 1986, as amended (the "Code"), the Merger will not create any tax liability for owners of the Contracts. For more information, see "Federal Income Tax Consequences."

                                   PROPOSAL
          Merger of the Voyager Portfolio into the Jennison Portfolio

The Proposal

   You are being asked to approve the Merger Agreement dated as of [      ],
pursuant to which the Jennison Portfolio will acquire the assets and assume the liabilities of the Voyager Portfolio in exchange for shares of the Jennison Portfolio. A form of the Merger Agreement is attached as Appendix A to this Prospectus/Proxy Statement. By approving the Merger Agreement, you are also approving the merger of the Voyager Portfolio with and into the Jennison Portfolio under the Merger Agreement.

   If shareholders of the Voyager Portfolio do not approve the Merger, the Directors will consider other possible courses of action which may be in the best interests of Voyager Portfolio shareholders.

Principal Investment Risks

  What are the principal investment risks of the Jennison Portfolio, and how do they compare with the Voyager Portfolio?

   Because the Portfolios have generally similar investment objectives and strategies, the principal investment risks associated with each Portfolio are similar, though not identical. Like the Voyager Portfolio, the Jennison Portfolio will be subject to the risks associated with equity securities, such as the risk of losing money due to drops in a stock's value or the stock market as a whole. Both Portfolios are subject to the investment style risk associated with growth stocks, the prices of which may be more sensitive to changes in current or expected earnings than the prices of other stocks. Because both Portfolios invest primarily in the stocks of large and middle capitalization companies, they will be subject to the risks associated investing in large cap and mid cap companies. The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization companies. Mid cap companies involve potentially greater risks and higher volatility than those of larger companies and do not always have as much growth potential as smaller capitalization companies. The Portfolios may also be subject to the particular risks associated with investments in foreign securities, as such securities may be subject to less regulation and additional regional, national and currency risks. Other risks related to the Jennison Portfolio may include those associated with investments in convertible securities, warrants, forward contracts and futures contracts.

   For more information about the principal investment risks of the Jennison Portfolio, please see Appendix B of this Prospectus/Proxy Statement. The actual risks of investing in each Portfolio depend on the securities held in each Portfolio's investment portfolio and on market conditions, both of which change over time.

Information about the Merger

  Terms of the Merger Agreement

   If approved by the shareholders of the Voyager Portfolio, the Merger is expected to occur on or around April 29, 2005, or on such other date as the Portfolios may determine, pursuant to the Merger Agreement attached as Appendix A to this Prospectus/Proxy Statement. Please review Appendix A. The following is a brief summary of the principal terms of the Merger Agreement:

  . The Voyager Portfolio will transfer the assets and liabilities attributable to each class of its shares to the Jennison Portfolio in exchange for the Merger Shares with an aggregate net asset value equal to the net asset value of the transferred assets and liabilities.

  . The Merger will occur immediately after the time (currently scheduled to be 4:00 p.m. Eastern Time on April 29, 2005, or such other date and time as the Portfolios may determine) when the assets of each Portfolio are valued for purposes of the Merger (the "Valuation Date").

  . The exchange, which will be effected on the basis of the relative net asset value of the two Portfolios, will be followed immediately by the distribution of each class of the Merger Shares to the shareholders of the Voyager Portfolio in complete liquidation of Voyager Portfolio. All issued and outstanding shares of the Voyager Portfolio will simultaneously be cancelled on the books of the Voyager Portfolio.

  . After the Merger, the Voyager Portfolio will be terminated, and its affairs will be wound up in an orderly fashion.

  . The Merger requires approval by the Voyager Portfolio's shareholders and satisfaction of a number of other conditions; the Merger may be terminated at any time with the approval of the Directors on behalf of each Portfolio. Shareholders of the Jennison Portfolio are not being asked to approve the Merger.

   A shareholder who objects to the Merger will not be entitled under Maryland law or the Articles of Incorporation of the Fund (the "Articles") to demand payment for, or an appraisal of, his or her shares. However, shareholders should be aware that the Merger as proposed is not expected to result in recognition of gain or loss to shareholders for federal income tax purposes. Contract owners invested in the Voyager Portfolio may exchange their investment for an investment in other investment options, as provided in their Contracts, before or after the Merger.

   All legal and accounting fees and expenses, printing and other fees and expenses incurred in connection with the consummation of the Merger, including transaction costs incurred by either Portfolio in connection with the sale of portfolio securities that are not permitted investments of the Jennison Portfolio, will be borne by MetLife Advisers and/or its affiliates, and not by the Portfolios. However, each Portfolio will pay all brokerage commissions, dealer mark-ups, transfer taxes and similar expenses, if any, that it incurs in connection with the purchase or sale of portfolio securities that are permitted investments of the Portfolios; it is currently estimated that those expenses will amount to less than 1% of the average net assets of the Portfolios and will be borne by the Portfolios. The Jennison Portfolio will bear any governmental fees incurred in connection with registering the Merger Shares under federal and state securities laws. Notwithstanding the foregoing, expenses will in any event be paid by the party directly incurring such expense if and to the extent that the payment by any other party of such expense would result in the disqualification of the first party as a "regulated investment company" within the meaning of Section 851 of the Code.

Shares to be Issued

   If the Merger occurs, the Insurance Companies, as shareholders of the Voyager Portfolio, will receive Merger Shares of the same class as the shares of the Voyager Portfolio that they are exchanging. The shares you receive will have the following characteristics:

  . The Merger Shares will have an aggregate net asset value equal to the aggregate net asset value of the current shares of the Voyager Portfolio as of the Valuation Date.

  . The procedures for purchasing and redeeming shares will not change as a result of the Merger.

  . You will have the same exchange options under your Contract as you currently have.

  .   You will have the same voting rights as you currently have.

   Information concerning the capitalization of each Portfolio is contained in Appendix C.

Reasons for the Merger

   The Directors, including all Directors who are not "interested persons" (as defined in the 1940 Act) of the Fund (the "Independent Directors"), have determined that the Merger would be in the best interests of the Voyager Portfolio and its shareholders, and that the interests of existing shareholders of the Voyager Portfolio would not be diluted as a result of the Merger. The Directors (including the Independent Directors) have unanimously approved the Merger and recommend that you vote in favor of the Merger by approving the Merger Agreement, a form of which is attached as Appendix A to this Prospectus/Proxy Statement. You should carefully consider whether remaining invested in the Jennison Portfolio after the Merger is consistent with your financial needs and circumstances.

   The Merger is proposed by MetLife Advisers, the investment adviser to both the Voyager Portfolio and the Jennison Portfolio. The overall purpose of the Merger is to help streamline and rationalize the investment offerings underlying variable life insurance and variable annuity contracts offered by the Insurance Companies. In proposing the Merger, MetLife Advisers presented to the Directors the following reasons for the Voyager Portfolio to enter into the
Merger:

  . The Merger is intended to permit the Voyager Portfolio's shareholders to invest in a substantially larger combined portfolio with generally similar investment objectives and strategies and the potential for improved efficiencies and economies of scale.

  . The Jennison Portfolio currently pays MetLife Advisers a lower advisory fee (0.65% of the Portfolio's average net assets as of December 31, 2004) than the Voyager Portfolio (0.80% of the Portfolio's average daily net assets as of December 31, 2004), and the Jennison Portfolio's advisory fee schedule is lower than the Voyager Portfolio's at all asset levels.

  . Total expenses for each share class of the Jennison Portfolio are expected to be lower than those currently experienced by the

     Voyager Portfolio. Total expenses (after giving effect to the expense limitations in place for the Voyager Portfolio) for Class A, Class B and Class E shares of the Voyager Portfolio as of December 31, 2004, were 1.00%, 1.25%, and 1.15%, respectively. Total expenses for corresponding shares of the Jennison Portfolio are expected to be 0.70%, 0.95% and 0.85%, respectively, after the Merger.

  . The Voyager Portfolio has not achieved sufficient sales growth and is not expected to do so in the near future.

  . Shareholders of the Voyager Portfolio will move into a portfolio that has had better historical investment performance. Because the Jennison Portfolio commenced operations in May 2002, MetLife Advisers presented performance information of Jennison for a similarly managed fund for certain periods prior to the Jennison Portfolio's inception. No assurance can be given that the Jennison Portfolio will achieve any particular level of performance after the Merger.

   The Directors considered the similarities and differences of the Portfolios' investment objectives, policies, strategies, restrictions and risks.

Information About the Adviser and Subadvisers

   MetLife Advisers is the investment adviser to both Portfolios, and both Portfolios pay MetLife Advisers an investment advisory fee. MetLife Advisers has contracted with Putnam as subadviser for the Voyager Portfolio to make the day-to-day investment decisions for the Voyager Portfolio. MetLife Advisers has contracted with Jennison as subadviser for the Jennison Portfolio to make the day-to-day investment decisions for the Jennison Portfolio. MetLife Advisers pays each subadviser's fees. MetLife Advisers is responsible for overseeing the subadvisers and for hiring and replacing subadvisers, subject to approval by the Board of Directors of the Fund. MetLife Advisers also provides a full range or administrative and accounting services to the Fund. A wholly-owned subsidiary of Metropolitan Life owns all of the voting securities of MetLife Advisers. After the Merger, Jennison will remain responsible for the day-to-day investment decisions of the Jennison Portfolio.

   The address of MetLife Advisers is 501 Boylston Street, Boston, Massachusetts 02116. The address of Jennison is 466 Lexington Avenue, New York, New York 10017.

Performance Information

   The bar charts below show the percentage gain or loss year for Class A shares of each Portfolio for each full calendar year since they began operations. The table following each bar chart lists the relevant Portfolio's average annual total return for Class A shares, Class B shares and Class E shares for the one-year and life-of-the-portfolio periods ended December 31, 2004. These tables are intended to provide you with some indication of the risks of investing in the Portfolios. At the bottom of each table, you can compare the relevant Portfolio's performance with an index. Unlike the Portfolios, an index is not an investment and is not professionally managed. Unlike the returns of the Portfolios, an index does not reflect ongoing management, distribution and operating expenses.

   The bar charts and tables should give you a general idea of how each Portfolio's return has varied from year to year. They include the effects of Portfolio expenses, but do not reflect insurance product fees or other charges. Returns would be lower if these charges were included. The calculations of total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment date. Past performance is not an indication of future results. Performance results include the effects of any expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower.

                                    [CHART]

      	Voyager Portfolio
2001	-30.8%
2002	-28.9%
2003	25.9%
2004	5.0%

   During the period shown above, the highest quarterly return was 13.22% for the fourth quarter of 2001, and the lowest quarterly return was -26.85% for the first quarter of 2001.

Average Annual Returns for Periods Ending December 31

                                                       Life of
                                                    the Portfolio
                                        Past 1 year   (5/1/00)
                                        ----------- -------------
              Class A..................     5.0%        -14.8%
              Class B*.................     4.7%        -15.0%
              Class E*.................     4.7%        -14.9%
              Russell 1000 Growth Index     6.3%        -10.3%

--------
* Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.25% and 0.15% 12b-1 fees of the Class B and Class E shares, respectively.

Jennison Portfolio

                                    [CHART]

2003    30.1%
2004    9.2%

   During the period shown above, the highest quarterly return was 13.7% for the second quarter of 2003, and the lowest quarterly return was -4.27% for the third quarter of 2004.

Average Annual Returns for Periods Ending December 31

                                                 Life of
                                              the Portfolio
                                  Past 1 year    5/1/02
                                  ----------- -------------
                    Class A......     9.2%         3.5%
                    Class B......     8.9%         3.2%
                    Class E*.....     N/A          N/A
                    S&P 500 Index    10.9%         6.4%

--------
* No Class E shares of this Portfolio were outstanding as of December 31, 2004.

Information About the Rights of Shareholders

   The following is a summary of the governing documents and laws applicable to the Fund (of which the Voyager Portfolio and Jennison Portfolio are both part).

  Organization

   The Fund is organized as a Maryland corporation. It is a registered open-end management investment company under the 1940 Act.

  Shareholder Voting--Generally

   The Articles provide that all shares of all series of the Fund shall vote as a single class, and not by series or class, except when otherwise required by law or if only one or more particular series or classes are affected by the matter under consideration, in which case only the affected series or classes vote. The Articles specify that the Fund's Board of Directors (the "Board"), in its sole discretion, determines whether only one or more particular series or classes is affected by the matter under consideration.

  Shareholder Meetings

   Under the Bylaws of the Fund (the "Bylaws"), the Fund is not required to hold an annual meeting of shareholders in any year in which the election of Directors is not required to be acted upon under the 1940 Act. The Bylaws permit a special meeting of the shareholders to be called for any purpose by a majority of the Directors, the Chairman of the Board or the President. In addition, the Bylaws allow for shareholders to act by written consent in lieu of a meeting upon written consent signed by the holders of all outstanding stock having voting power.

  Quorums

   The Bylaws provide that a majority of the shares entitled to vote constitutes a quorum at shareholder meetings, and that one-third of the Directors (but no fewer than two) constitutes a quorum for the transaction of business at a meeting of the Board.

  Indemnification of Directors and Officers

   Pursuant to Maryland law and the Bylaws, the Fund shall indemnify or advance any expenses to current and former Directors and officers to the extent permitted or required by the Maryland General Corporation Law. Except as specifically required by the Maryland General Corporation Law, however, the Fund shall only be required to indemnify or advance expenses to any person other than a Director to the extent specifically approved by resolution adopted by the Board in accordance with applicable law. No indemnification or advance payment is provided to protect any Director or officer of the Fund against any liability to the fund or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. The Bylaws also provide that the Fund may not make an advance payment of legal expenses for the defense of a proceeding brought by the Fund or its security holders against a Director or officer of the Fund unless the Director or officer undertakes to repay the advance unless it is ultimately determined that he is entitled to indemnification and (i) he provides a security for his undertaking, (ii) the Fund shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of Directors who are neither "interested persons" of the Fund nor parties to the proceeding, or an independent legal counsel in a written opinion, determines that there is reason to believe that the Director or officer will ultimately be found entitled to indemnification.

  Subadvisers

   The Fund relies on an exemptive order from the SEC that permits MetLife Advisers to enter into a new subadvisory agreement with either a current or a new subadviser that is not an affiliate of MetLife Advisers or the Fund without obtaining shareholder approval. The Directors must approve any new subadvisory agreements under the exemptive order, and the Fund must comply with certain other conditions.

   The exemptive order also permits the Fund to continue to employ an existing subadviser, or to amend an existing subadvisory agreement, without shareholder approval after certain events that would otherwise necessitate a shareholder vote. Any new or amended subadvisory agreement must be approved by the Directors. The Fund will notify shareholders of any subadviser changes and any other event of which notification is required under the order.

Federal Income Tax Consequences

   Provided that the Contracts funded through the separate accounts of the Insurance Companies qualify as life insurance or annuity contracts under
Section 72 of the Code, the Merger will not create any tax liability for owners of the Contracts.

   The Merger is intended to be a tax-free reorganization. The closing of the Merger will be conditioned on receipt of an opinion from Ropes & Gray LLP to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court opinions, although not free from doubt, for federal income tax purposes, except as noted below:

  . the Merger will constitute a reorganization within the meaning of Section 368(a) of the Code, and the Jennison Portfolio and the Voyager Portfolio will each be a "party to the reorganization" within the meaning of
      Section 368(b) of the Code;

  . under Section 361 of the Code, no gain or loss will be recognized to the Voyager Portfolio upon the transfer of its assets to the Jennison Portfolio in exchange for the Jennison Portfolio shares and the assumption by the Jennison Portfolio of the Voyager Portfolio's liabilities, or upon the distribution of such Jennison Portfolio shares to the separate accounts as shareholders of the Voyager Portfolio;

  . under Section 1032 of the Code, no gain or loss will be recognized by the Jennison Portfolio upon the receipt of the assets of the Voyager Portfolio in exchange for the assumption of the obligations of the Voyager Portfolio and issuance of the Jennison Portfolio shares;

  . under Section 362(b) of the Code, the tax basis of the assets of the Voyager Portfolio acquired by the Jennison Portfolio will be the same as the basis of those assets in the hands of the Voyager Portfolio immediately prior to the transfer;

  . under Section 1223(2) of the Code, the holding period of the assets of the Voyager Portfolio in the hands of the Jennison Portfolio will include the period during which those assets were held by the Voyager
      Portfolio;

  . under Section 354 of the Code, the Voyager Portfolio separate accounts as shareholders will recognize no gain or loss upon exchange of their shares of the Voyager Portfolio for the Jennison Portfolio shares;

  . under Section 358 of the Code, the aggregate tax basis of the Jennison Portfolio shares to be received by each separate account as shareholder of the Voyager Portfolio will be the same as the aggregate tax basis of the shares of the Voyager Portfolio exchanged therefor;

  . under Section 1223(l) of the Code, the holding period of the Jennison Portfolio shares received by each separate account as shareholder of the Voyager Portfolio will include the holding period for the Voyager Portfolio shares exchanged for the Jennison Portfolio shares; provided such shares of the Voyager Portfolio were held as a capital asset on the date of the exchange; and

  . under Section 381 of the Code, the Jennison Portfolio will succeed to and take into account the items of the Voyager Portfolio, if any, but the use by the Jennison Portfolio of any such capital loss carryovers (and of any capital loss carryovers of the Jennison Portfolio) may be subject to limitation under Sections 383 and 384 of the Code.

   The opinion will be based on certain factual certifications made by officers of the Fund and will also be based on customary assumptions. The Fund has agreed to make and provide additional representations to Ropes & Gray LLP with respect to each Portfolio that are reasonably requested by Ropes & Gray LLP. Ropes & Gray LLP will express no view with respect to the effect of the reorganization on any transferred asset as to which any unrealized gain or loss is required to be recognized at the end of the taxable year (or the termination or transfer thereof) under federal income tax principles. The opinion is not a guarantee that the tax consequences of the Merger will be as described above.

   Prior to the closing of the Merger, the Voyager Portfolio will declare a distribution, which, together with all previous distributions, will have the effect of distributing to the separate accounts, as shareholders, all of its investment company taxable income (computed without regard to the deduction for dividends paid) and net realized capital gains, if any, through the closing date.

   THE DIRECTORS UNANIMOUSLY RECOMMEND APPROVAL OF THE MERGER AGREEMENT.

Required Vote for the Proposal

   Approval of the Merger Agreement will require the affirmative vote of a majority of the shares of the Voyager Portfolio outstanding at the record date for the Meeting. The term "majority of the outstanding shares" of the Voyager Portfolio means the lesser of (a) the holders of 67% or more of the shares of the Voyager Portfolio present at the meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy or (b) more than 50% of the outstanding shares of the Voyager Portfolio. A vote of the shareholders of the Jennison Portfolio is not required to approve the Merger.

   If shareholders of the Voyager Portfolio do not approve the Merger, the Directors will consider other possible courses of action which may be in the best interests of Voyager Portfolio shareholders.

                              GENERAL INFORMATION

Voting Information

   The Directors are soliciting voting instructions in connection with the Meeting, which has been called to be held at 2:00 p.m. Eastern Time on April 29, 2005, at the offices of MetLife Advisers, 501 Boylston Street, Boston, Massachusetts 02116. The Meeting notice, this Prospectus/Proxy Statement and voting instruction forms are being mailed to Contract owners beginning on or about March [24], 2005.

Information About Voting Instructions and the Conduct of the Meeting

   Solicitation of Voting Instructions. Voting instructions will be solicited primarily by mailing this Prospectus/Proxy Statement and its enclosures, but voting instructions may also be solicited through further mailings, telephone calls, personal interviews or e-mail by officers of the Fund or by its agents. In addition, Alamo Direct Mail Services, Inc. has been engaged to assist in the
solicitation of proxies, at a total estimated cost of approximately $[    ],
which will be borne by MetLife Advisers.

   Voting Process. The shares of the Voyager Portfolio are currently sold to the Insurance Companies as the record owners for allocation to the corresponding investment divisions or sub-accounts of certain of their separate accounts that are registered as investment companies with the SEC. Most of the shares of the Voyager Portfolio are attributable to Contracts. Other outstanding Voyager Portfolio shares are not attributable to Contracts, because such shares are (a) held in a separate account that is not registered as an investment company, or (b) held in the Insurance Company's general account rather than in a separate account.

   Record owners of the common stock of the Voyager Portfolio as of 4:00 p.m., Eastern Time, on February 4, 2005 (the "Record Time"), will be entitled to vote and may cast one vote for each share held. A majority of the shares of the Voyager Portfolio at the Record Time, present in person or represented by proxy, constitutes a quorum for the transaction of business by the shareholders of the Voyager Portfolio at the Meeting.

   In determining whether a quorum is present, the tellers (persons appointed by the Fund to receive, count and report all ballots cast at the Meeting) will count shares represented by proxies that reflect abstentions and "broker non-votes," as shares that are present and entitled to vote. Since these shares will be counted as present, but not as voting in favor of the Merger Agreement, these shares will have the same effect as if they cast votes against the Merger Agreement. "Broker non-votes" are shares held by brokers or nominees as to which (i) the broker or nominee does not have discretionary voting power and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted.

   In accordance with their understanding of presently applicable law, the Insurance Companies will vote the shares of the Voyager Portfolio that are attributable to the Contracts based on instructions received from owners of such Contracts that participate in the corresponding investment divisions in the separate accounts. The number of Voyager Portfolio shares held in the corresponding investment division of a separate account deemed attributable to each Contract owner is determined by dividing a variable life insurance policy's or variable benefit option's cash value or a variable annuity contract's accumulation units (or if variable annuity payments are currently being made, the amount of the Insurance Company's reserves attributable to that variable annuity contract), as the case may be, in that division by the net asset value of one share in the Voyager Portfolio.

   The Voyager Portfolio currently issues Class A shares, Class B shares and Class E shares, which, among other things, have different net asset values. Whether the Class A shares, Class B shares or Class E shares are offered in connection with a given Contract depends on the particular Contract. Each Class A share, Class B share and Class E share has one vote. For purposes of determining the number of the Voyager Portfolio shares for which a Contract owner is entitled to give voting instructions, the Insurance Companies use the per share net asset value for such class of the Voyager Portfolio shares that are offered under that Contract. Fractional votes will be counted. The number of shares for which a Contract owner has a right to give voting instructions is determined as of the Record Time.

   Voyager Portfolio shares held in an investment division attributable to Contracts for which no timely instructions are received or that are not attributable to Contracts will be represented at the Meeting by the record owners and voted in the same proportion as the shares for which voting instructions are received for all Contracts participating in that investment division. The Fund has been advised that Voyager Portfolio shares held in the general account or unregistered separate accounts of the Insurance Companies will be represented at the Meeting by the record owners and voted in the same proportion as the aggregate of (i) the shares for which voting instructions are received and (ii) the other shares that are voted in proportion to such voting instructions.

   If an enclosed voting instruction form is completed, executed and returned, it may nevertheless be revoked at any time before the Meeting by a written revocation or later voting instruction form.

   Costs of Solicitation. MetLife Advisers will bear the costs of the Merger, except for portfolio transaction costs incurred by the Portfolios in connection with the purchase or sale of portfolio securities that are permitted investments of the Portfolios and governmental fees required in connection with the registration or qualification under applicable and federal laws of the shares of the Jennison Portfolio to be issued. The costs to be borne by MetLife Advisers will include, among other costs, the costs of this Prospectus/Proxy Statement. In the event that the Merger is not consummated, MetLife Advisers will bear all of the costs and expenses incurred by both the Voyager Portfolio and the Jennison Portfolio in connection with the Merger.

   Adjournments; Other Business. An adjournment of the Meeting requires the affirmative vote of a majority of the total number of shares of the Voyager Portfolio that are present in person or by proxy. The Meeting has been called to transact any business that properly comes before it. The only business that management of the Fund intends to present or knows that others will present is the Proposal. If any other matters properly come before the Meeting, and on all matters incidental to the conduct of the Meeting, the persons named as proxies intend to vote the proxies in accordance with their judgment, unless the Secretary of the Fund has previously received written contrary instructions from the shareholder entitled to vote the shares.

   Shareholder Proposals at Future Meetings. As discussed previously, the Bylaws require an annual meeting of shareholders only in years in which the election of Directors is required to be acted upon by the 1940 Act. Shareholder proposals to be presented at any future meeting of shareholders of the Portfolios or the Fund must be received by the Fund in writing a reasonable amount of time before the Fund solicits proxies for that meeting in order to be considered for inclusion in the proxy materials for that meeting.

Other Information

   Outstanding Shares and Shareholders. As of the Record Time, the following number of shares of the Voyager Portfolio were outstanding and entitled to vote:

                               Class A 11,184,059
                               Class B  1,636,593
                               Class E  2,471,831

   All of the shares of the Voyager Portfolio and the Jennison Portfolio are held of record by the Insurance Companies for allocation to the corresponding investment divisions or sub-accounts of certain of their separate accounts. Shares of the Portfolios are not offered for direct purchase by the investing public.

   [The Insurance Companies have informed the Fund that as of the Record Time, there were no persons owning Contracts which would entitle them to instruct the Insurance Companies with respect to 5% or more of the voting securities of the Voyager Portfolio or the Jennison Portfolio. The Fund has been informed that the Fund's officers and Directors, individually and as a group, owned less than 1% of the outstanding shares of each of the Voyager Portfolio and the Jennison Portfolio.]

   Because the Insurance Companies own 100% of the shares of the Fund, they may be deemed to be in control (as that term is defined in the 1940 Act) of the Fund.

   Address of Underwriter. MetLife is the Fund's principal underwriter. The address of MetLife is 200 Park Avenue, New York, New York 10166.

   Other Financial and Performance Information. Financial highlights for the Jennison Portfolio are included in Appendix B to this Prospectus/Proxy Statement. Financial information for the Voyager Portfolio is incorporated by reference to the Fund's Prospectus, as supplemented, and Annual Report for the period ending December 31, 2004, as each relates to the Voyager Portfolio. The Annual Report of the Fund (which includes the report of the Independent Registered Public Accounting Firm of both Portfolios) is available free of charge at the address and telephone number set forth on the cover page of this Prospectus/Proxy Statement.

                                                                     Appendix A

                 FORM OF AGREEMENT AND PLAN OF REORGANIZATION

   THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") dated as of
[          ], by and between (i) Metropolitan Series Fund, Inc. (the
"Company"), a Maryland corporation formed on November 23, 1982, on behalf of the Met/Putnam Voyager Portfolio (the "Acquired Fund"), a series of the Company, and (ii) the Company, on behalf of the Jennison Growth Portfolio (the "Acquiring Fund"), a series of the Company.

   This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"), and any successor provision. The reorganization will consist of the transfer of all of the assets of the Acquired Fund in exchange solely for shares of common stock of the Acquiring Fund, the assumption by the Acquiring Fund of the liabilities of the Acquired Fund and the distribution of such shares of the Acquiring Fund to the shareholders of the Acquired Fund in liquidation of the Acquired Fund, all upon the terms and conditions set forth in this Agreement.

   In consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF ACQUIRED FUND IN EXCHANGE FOR ASSUMPTION OF LIABILITIES AND ACQUIRING SHARES AND LIQUIDATION OF ACQUIRED FUND.

   1.1 Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein,

      (a) The Company, on behalf of the Acquired Fund, will transfer and deliver to the Acquiring Fund, and the Acquiring Fund will acquire, all the assets of the Acquired Fund as set forth in paragraph 1.2;

      (b) The Acquiring Fund will assume all of the Acquired Fund's liabilities and obligations of any kind whatsoever, whether absolute, accrued, contingent or otherwise in existence on the Closing Date (as defined in paragraph 1.2 hereof), including without limitation any indemnification obligations of the Acquired Fund (collectively, the "Obligations"); and

      (c) The Acquiring Fund will issue and deliver to the Acquired Fund in exchange for such assets (i) the number of full and fractional Class A shares of the Acquiring Fund determined by dividing the net asset value of Class A shares of the Acquired Fund, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Class A share of the Acquiring Fund, computed in the manner and as of the time and date set forth in paragraph 2.2;
          (ii) the number of full and fractional Class B shares of the Acquiring Fund determined by dividing the net asset value of Class B shares of the Acquired Fund, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Class B share of the Acquiring Fund, computed in the manner and as of the time and date set forth in paragraph 2.2; and (iii) the number of full and fractional Class E shares of the Acquiring Fund determined by dividing the net asset value of Class E shares of the Acquired Fund, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Class E share of the Acquiring Fund, computed in the manner and as of the time and date set forth in paragraph 2.2 (with the shares of the Acquiring Fund to be issued and delivered in accordance with this subparagraph
          (c) being referred to herein as the "Acquiring Shares"). Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing").

   1.2 The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all cash, securities, dividends and interest receivable, receivables for shares sold and all other assets which are owned by the Acquired Fund on the closing date provided in paragraph 3.1 (the "Closing Date"), including any deferred expenses, other than unamortized organizational expenses, shown as an asset on the books of the Acquired Fund on the Closing Date.

   1.3 As provided in paragraph 3.4, as soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), the Acquired Fund will liquidate and distribute to its shareholders of record (the "Acquired Fund Shareholders"), determined as of the close of business on the Valuation Date (as defined in paragraph 2.1), the Acquiring Shares received by the Acquired Fund pursuant to paragraph 1.1. Each Acquired Fund Shareholder shall be entitled to receive that proportion of each class of Acquiring Shares (consisting, in the case of each Acquired Fund Shareholder, of

       Acquiring Shares of the same designated class (Class A, Class B or Class
       E) as the shares of the Acquired Fund which such Acquired Fund Shareholder holds) which the number of shares of that class of the Acquired Fund held by such Acquired Fund Shareholder bears to the total number of shares of that class of the Acquired Fund outstanding on the Valuation Date. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders and representing the respective number of Acquiring Shares due such shareholders. The Acquiring Fund shall not be obligated to issue certificates representing Acquiring Shares in connection with such exchange.

   1.4 With respect to Acquiring Shares distributable pursuant to paragraph 1.3 to an Acquired Fund Shareholder holding a certificate or certificates for shares of the Acquired Fund, if any, on the Valuation Date, the Company will not permit such shareholder to receive Acquiring Share certificates therefor, exchange such Acquiring Shares for shares of other investment companies, effect an account transfer of such Acquiring Shares, or pledge or redeem such Acquiring Shares until the Acquiring Company has been notified by the Acquired Fund or its agent that such Shareholder has surrendered all his or her outstanding certificates for Acquired Fund shares or, in the event of lost certificates, posted adequate bond.

   1.5 Any obligation of the Acquired Fund to make filings with governmental authorities is and shall remain the responsibility of the Acquired Fund through the Closing Date and up to and including such later date on which the Acquired Fund is terminated.

   1.6 As promptly as practicable, but in any case within 60 days after the Closing Date, the Acquired Fund shall furnish to the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes that will be carried over by the Acquiring Fund as a result of Section 381 of the Code, which shall have been reviewed by Deloitte & Touche LLP and certified by the Treasurer of the Acquired Fund.

   1.7 As promptly as possible after the Closing Date, the Acquired Fund shall be terminated pursuant to the provisions of the laws of the State of Maryland, and, after the Closing Date, the Acquired Fund shall not conduct any business except in connection with its liquidation.

2. VALUATION.

   2.1 For the purpose of paragraph 1, the value of the assets of a class of shares of the Acquired Fund shall be the net asset value of such class of the Acquired Fund computed as of the close of regular trading on the New York Stock Exchange on the Closing Date (such time and date being herein called the "Valuation Date") using the valuation procedures as adopted by the Board of Directors of the Company, and shall be certified by an authorized officer of the Company on behalf of the Acquired Fund.

   2.2 For the purpose of paragraph 1, the net asset value of a share of a class of the Acquiring Fund shall be the net asset value per share of such class computed as of the close of regular trading on the New York Stock Exchange on the Valuation Date, using the valuation procedures as adopted by the Board of Directors of the Company on behalf of the Acquiring Fund.

3. CLOSING AND CLOSING DATE.

   3.1 The Closing Date shall be on April 29, 2005, or on such other date as the parties may agree in writing. The Closing shall be held at the close of business on the Closing Date at the offices of MetLife Advisers, LLC, located at 501 Boylston Street, Boston, Massachusetts, or at such other time and/or place as the parties may agree.

   3.2 The portfolio securities of the Acquired Fund shall be made available by the Acquired Fund to State Street Bank and Trust Company, as custodian for the Acquiring Fund (the "Custodian"), for examination no later than five business days preceding the Valuation Date. On the Closing Date, such portfolio securities and all the Acquired Fund's cash shall be delivered by the Acquired Fund to the Custodian for the account of the Acquiring Fund, such portfolio securities to be duly endorsed in proper form for transfer in such manner and condition as to constitute good delivery thereof in accordance with the custom of brokers or, in the case of portfolio securities held in the U.S. Treasury Department's book-entry system or by the Depository Trust Company, Participants Trust Company or other third party depositories, by transfer to the account of the Custodian in accordance with Rule 17f-4 or Rule 17f-5, as the case may be, under the Investment Company Act of 1940, as amended (the "1940 Act") and accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price of such transfer stamps. The cash delivered shall be in the form of currency or certified or official bank checks, payable to the order of "State Street Bank and Trust Company, custodian for Jennison Growth Portfolio, a series of the Metropolitan Series Fund, Inc."

   3.3 In the event that on the Valuation Date (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted, or
       (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquired Fund or the Acquiring Fund is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored; provided that if trading shall not be fully resumed and reporting restored within three business days after the original Valuation Date, this Agreement may be terminated by the Company, on behalf of either the Acquired Fund or the Acquiring Fund, upon a determination by the President of the Company evidenced in writing.

   3.4 At the Closing, the Acquired Fund or its transfer agent shall deliver to the Acquiring Fund or its designated agent a list of the names and addresses of the Acquired Fund Shareholders and the number of outstanding shares of common stock of each class of the Acquired Fund owned by each Acquired Fund Shareholder, all as of the close of business on the Valuation Date, certified by the Secretary or Assistant Secretary of the Company. The Company, on behalf of the Acquiring Fund, shall provide to the Acquired Fund evidence satisfactory to the Acquired Fund that the Acquiring Shares issuable pursuant to paragraph 1.1 have been credited to the Acquired Fund's account on the books of the Acquiring Fund. On the Liquidation Date, the Company, on behalf of the Acquiring Fund, shall provide to the Acquired Fund evidence satisfactory to the Acquired Fund that such Acquiring Shares have been credited pro rata to open accounts in the names of the Acquired Fund Shareholders as provided in paragraph 1.3.

   3.5 At the Closing each party shall deliver to the other such bills of sale, instruments of assumption of liabilities, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request in connection with the transfer of assets, assumption of liabilities and liquidation contemplated by paragraph 1.

4. REPRESENTATIONS AND WARRANTIES.

   4.1 The Company, on behalf of the Acquired Fund, represents and warrants the following to the Company and to the Acquiring Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

      (a) The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Maryland and has the corporate power to own all of its property and assets and to conduct its business as currently conducted;

      (b) The Company is a duly registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission as an investment company under the 1940 Act is in full force and effect, and the Acquired Fund is a separate series thereof duly established, designated and existing in accordance with the applicable provisions of the Articles of Incorporation of the Company and the 1940 Act;

      (c) The Company is not in violation in any material respect of any provision of its Articles of Incorporation or Bylaws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Company is a party or by which the Acquired Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

      (d) The Company has no material contracts or other commitments (other than this Agreement and such other contracts as may be entered into in the ordinary course of its business) which if terminated may result in material liability to the Acquired Fund or under which (whether or not terminated) any material payments for periods subsequent to the Closing Date will be due from the Acquired Fund;

      (e) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened against the Acquired Fund, any of its properties or assets, or any person whom the Acquired Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

      (f) The statement of assets and liabilities, the statement of operations, the statement of changes in net assets, and the schedule of investments as at and for the two years ended December 31, 2004, of the Acquired Fund, audited by Deloitte & Touche LLP, copies of which have been furnished to the Acquiring Fund, fairly reflect the financial condition and results of operations of the Acquired Fund as of such dates and for the periods then ended in accordance with generally accepted accounting principles consistently applied, and the Acquired Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statement of assets referred to above or those incurred in the ordinary course of its business since December 31, 2004;

      (g) Since December 31, 2004, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquired Fund of indebtedness, except as disclosed in writing to the Acquiring Fund. For the purposes of this subparagraph (g), distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business;

      (h) By the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such date (giving effect to extensions) shall have been filed, and all federal and other taxes shown to be due on said returns and reports shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Acquired Fund's knowledge no such return is currently under audit by the Internal Revenue Service or by any state or local tax authority and no assessment has been asserted with respect to any such return;

      (i) For all taxable years and all applicable quarters of such years from the date of its inception, the Acquired Fund has met the requirements of Subchapter M of the Code, for treatment as a "regulated investment company" within the meaning of Section 851 of the Code and the regulations thereunder. Neither the Company nor the Acquired Fund has at any time since its inception been liable for nor is now liable for any material excise tax pursuant to Section 852 or 4982 of the Code. The Acquired Fund has duly filed all federal, state, local and foreign tax returns which are required to have been filed, and all taxes of the Acquired Fund which are due and payable have been paid except for amounts that alone or in the aggregate would not reasonably be expected to have a material adverse effect. The Acquired Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its capital stock and to withholding in respect of dividends and other distributions to shareholders, and is not liable for any material penalties which could be imposed thereunder;

      (j) For all taxable years and all applicable quarters of the Acquired Fund from the date of its inception, the assets of the Acquired Fund have been sufficiently diversified that each segregated account investing all its assets in the Acquired Fund was within the meaning of Section 817(h) of the Code and the applicable regulations thereunder.

      (k) The authorized capital of the Company consists of 4.75 billion shares of common stock, par value $0.01 per share, of which [100] million shares are authorized for the Acquired Fund. The outstanding shares of the Acquiring Fund will, at the Closing Date, be divided into Class A shares, Class B shares and Class E shares, each having the characteristics described in the Acquired Fund's then current prospectus or prospectuses and statement of additional information or statements of additional information (collectively, as amended or supplemented from time to time, the "Acquired Fund Prospectus"). All issued and outstanding shares of the Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and (except as set forth in the Acquired Fund's Prospectus), non-assessable by the Acquired Fund and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. No options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of the Acquired Fund are outstanding and none will be outstanding on the Closing Date;

      (l) The Acquired Fund's investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in its prospectus and statement of additional information as in effect from time to time, except as previously disclosed in writing to and accepted by the Acquiring Fund;

      (m) The execution, delivery and performance of this Agreement has been duly authorized by the Directors of the Company, and, upon approval thereof by the required majority of the shareholders of the Acquired Fund, this Agreement will constitute the valid and binding obligation of the Acquired Fund enforceable in accordance with its terms except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

      (n) The Acquiring Shares to be issued to the Acquired Fund pursuant to paragraph 1 will not be acquired for the purpose of making any distribution thereof other than to the Acquired Fund Shareholders as provided in paragraph 1.3;

      (o) The information provided by the Acquired Fund for use in the Prospectus/Proxy Statement and the Registration Statement referred to in paragraph 5.3 and any information provided by the Acquired Fund for use in any governmental filings in connection with the transactions contemplated hereby, including without limitation applications for exemption orders or no-action letters, shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations applicable thereto;

      (p) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement, except such as may be required under the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934, as amended (the "1934 Act"), the 1940 Act and state insurance, securities or blue sky laws

          (which term as used in this Agreement shall include the laws of the District of Columbia and of Puerto Rico);

      (q) At the Closing Date, the Company, on behalf of the Acquired Fund, will have good and marketable title to its assets to be transferred to the Acquiring Fund pursuant to paragraph 1.1 and will have full right, power and authority to sell, assign, transfer and deliver the Investments (as defined below) and any other assets and liabilities of the Acquired Fund to be transferred to the Acquiring Fund pursuant to this Agreement. At the Closing Date, subject only to the delivery of the Investments and any such other assets and liabilities and payment therefor as contemplated by this Agreement, the Acquiring Fund will acquire good and marketable title thereto and will acquire the Investments and any such other assets and liabilities subject to no encumbrances, liens or security interests whatsoever and without any restrictions upon the transfer thereof, except as previously disclosed to and accepted by the Acquiring Fund. As used in this Agreement, the term "Investments" shall mean the Acquired Fund's investments shown on the schedule of its investments as of December 31, 2004, referred to in Section 4.1(f) hereof, as supplemented with such changes in the portfolio as the Acquired Fund shall make, and changes resulting from stock dividends, stock splits, mergers and similar corporate actions through the Closing Date;

      (r) At the Closing Date, the Acquired Fund will have sold such of its assets, if any, as are necessary to assure that, after giving effect to the acquisition of the assets of the Acquired Fund pursuant to this Agreement, the Acquiring Fund will remain in compliance with its investment restrictions as are set forth in the prospectus and statement of additional information of the Acquiring Fund (collectively, as amended or supplemented from time to time, the "Acquiring Fund Prospectus"), as amended through the Closing Date; and

      (s) No registration of any of the Investments under the Securities Act or under any state securities or blue sky laws would be required if they were, as of the time of such transfer, the subject of a public distribution by either of the Acquiring Fund or the Acquired Fund, except as previously disclosed by the Acquired Fund to and accepted by the Acquiring Fund.

   4.2 The Company, on behalf of the Acquiring Fund, represents and warrants the following to the Company and to the Acquired Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

      (a) The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Maryland and has the corporate power to own all of its property and assets and to conduct its business as currently conducted;

      (b) The Company is a duly registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission as an investment company under the 1940 Act is in full force and effect, and the Acquiring Fund is a separate series thereof duly established, designated and existing in accordance with the applicable provisions of the Articles of Incorporation of the Company and the 1940 Act;

      (c) The Acquiring Fund Prospectus conforms in all material respects to the applicable requirements of the 1933 Act and the rules and regulations of the Securities and Exchange Commission thereunder and does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and there are no material contracts to which the Acquiring Fund is a party that are not referred to in such Prospectus or in the registration statement of which it is a part;

      (d) At the Closing Date, the Acquiring Fund will have good and marketable title to its assets;

      (e) The Company is not in violation in any material respect of any provisions of its Articles of Incorporation or Bylaws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Company is a party or by which the Acquiring Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

      (f) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened against the Acquiring Fund or any of its properties or assets. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

      (g) The statement of assets, the statement of operations, the statement of changes in assets and the schedule of investments as at and for the two years ended December 31, 2004, of the Acquiring Fund, audited by Deloitte & Touche LLP, copies of which have been furnished to the Acquired Fund, fairly reflect the financial condition and results of operations of the Acquiring Fund as of such dates and the results of its operations for the periods then ended in accordance with generally accepted accounting principles consistently applied, and the Acquiring Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statement of assets referred to above or those incurred in the ordinary course of its business since December 31, 2004;

      (h) Since December 31, 2004, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquiring Fund of indebtedness, except as disclosed in writing to the Acquired Fund. For the purposes of this subparagraph (h), changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business;

      (i) By the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such date (giving effect to extensions) shall have been filed, and all federal and other taxes shown to be due on said returns and reports shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Acquiring Fund's knowledge no such return is currently under audit by the Internal Revenue Service or by any state or local tax authority and no assessment has been asserted with respect to any such return;

      (j) For each fiscal year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company;

      (k) For all taxable years and all applicable quarters of the Acquiring Fund from the date of its inception, the assets of the Acquiring Fund have been sufficiently diversified that each segregated account investing all its assets in the Acquiring Fund was within the meaning of Section 817(h) of the Code and the applicable regulations thereunder.

      (l) The authorized capital of the Company consists of 4.75 billion shares of common stock, par value of $0.01 per share, of which [205] million shares are authorized for the Acquiring Fund. The outstanding shares of the Acquiring Fund will, at the Closing Date, be divided into Class A shares, Class B shares and Class E shares, each having the characteristics described in the Acquiring Fund Prospectus. All issued and outstanding shares of the Acquiring Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (except as set forth in the Acquiring Fund Prospectus) by the Company, and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. No options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of common stock in the Acquiring Fund of any class are outstanding and none will be outstanding on the Closing Date (except such rights as the Acquiring Fund may have pursuant to this Agreement);

      (m) The Acquiring Fund's investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in its prospectus and statement of additional information as in effect from time to time;

      (n) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Company, and this Agreement constitutes the valid and binding obligation of the Company and the Acquiring Fund enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

      (o) The Acquiring Shares to be issued and delivered to the Acquired Fund pursuant to the terms of this Agreement will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Class A shares, Class B shares or Class E shares, as the case may be, in the Acquiring Fund, and will be fully paid and non-assessable (except as set forth in the Acquiring Fund Prospectus) by the Company, and no shareholder of the Company will have any preemptive right of subscription or purchase in respect thereof;

      (p) The information to be furnished by the Acquiring Fund for use in the Prospectus/Proxy Statement and the Registration Statement referred to in paragraph 5.3 and any information furnished by the Acquiring Fund for use in any governmental filings in connection with the transactions contemplated hereby, including without limitation applications for exemption orders or no-action letters, shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations applicable thereto; and

      (q) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under 1933 Act, the 1934 Act, the 1940 Act and state insurance, securities or blue sky laws.

5. COVENANTS OF THE ACQUIRED FUND AND THE ACQUIRING FUND.

   The Company, on behalf of the Acquiring Fund, and the Company, on behalf of the Acquired Fund, hereby covenants and agrees as follows:

    5.1The Acquiring Fund and the Acquired Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business may include regular and customary periodic dividends and distributions and any trading activities in anticipation of the transactions contemplated hereby.

    5.2The Acquired Fund will call a meeting of its shareholders to be held on or prior to the Closing Date to consider and act upon this Agreement and take all other reasonable action necessary to obtain the required shareholder approval of the transactions contemplated hereby.

    5.3In connection with the meeting of the Acquired Fund Shareholders referred to in paragraph 5.2, the Acquired Fund will prepare a Prospectus/Proxy Statement (the "Prospectus/Proxy Statement") for such meeting, to be included in a Registration Statement on Form N-14 (the "Registration Statement") which the Company, on behalf of the Acquiring Fund, will prepare and file for the registration under the 1933 Act of the Acquiring Shares to be distributed to the Acquired Fund Shareholders pursuant hereto, all in compliance with the applicable requirements of the 1933 Act, the 1934 Act and the 1940 Act.

    5.4The information to be furnished by the Acquired Fund for use in the Registration Statement and the information to be furnished by the Acquiring Fund for use in the Prospectus/Proxy Statement, each as referred to in paragraph 5.3, shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations thereunder applicable thereto.

    5.5The Acquiring Fund will advise the Acquired Fund promptly if at any time prior to the Closing Date the Acquiring Fund becomes aware that the assets of the Acquired Fund include any securities which the Acquiring Fund is not permitted to acquire.

    5.6Subject to the provisions of this Agreement, the Acquired Fund and the Acquiring Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to cause the conditions to the other party's obligations to consummate the transactions contemplated hereby to be met or fulfilled and otherwise to consummate and make effective such transactions.

    5.7The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities or blue sky laws as it may deem appropriate in order to continue its operations after the Closing Date.

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND.

   The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Company and the Acquiring Fund of all the obligations to be performed by them hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

    6.1The Company, on behalf of the Acquiring Fund, shall have delivered to the Company a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form satisfactory to the Company and dated as of the Closing Date, to the effect that the representations and warranties of the Company on behalf of the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Company and the Acquiring Fund have complied with all the covenants and agreements and satisfied all of the conditions on their parts to be performed or satisfied under this Agreement at or prior to the Closing Date.

    6.2The Company, on behalf of the Acquiring Fund, shall have executed and delivered to the Acquired Fund an Assumption of Liabilities dated as of the Closing Date pursuant to which the Acquiring Fund will assume all of the liabilities of the Acquired Fund existing at the Valuation Date in connection with the transactions contemplated by this Agreement, other than liabilities pursuant to this Agreement.

    6.3The Company, on behalf of the Acquired Fund shall have received a favorable opinion from Ropes & Gray LLP, counsel to the Company for the transactions contemplated hereby, dated the Closing Date and, in a form satisfactory to the Company, to the following effect:

      (a) The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Maryland and has corporate power to own all of its properties and assets and to carry on its business as presently conducted, and the Acquiring Fund is a separate series of the Company duly constituted in accordance with the applicable provisions of the 1940 Act and the Articles of Incorporation of the Company;

      (b) This Agreement has been duly authorized, executed and delivered on behalf of the Acquiring Fund and, assuming the Prospectus/Proxy Statement and the Registration Statement referred to in paragraph 5.3 comply with applicable federal securities laws and assuming the due authorization, execution and delivery of this Agreement by the Company on behalf of the Acquired Fund, is the valid and binding obligation of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

      (c) The Acquiring Fund has the power to assume the liabilities to be assumed by it hereunder and upon consummation of the transactions contemplated hereby the Acquiring Fund will have duly assumed such liabilities;

      (d) The Acquiring Shares to be issued for transfer to the shareholders of the Acquired Fund as provided by this Agreement are duly authorized and upon such transfer and delivery will be validly issued and outstanding and fully paid and nonassessable Class A shares, Class B shares and Class E shares of the Acquiring Fund, assuming that as consideration for such shares not less than the net asset value and the par value of such shares has been paid and that the conditions set forth in this Agreement have been satisfied, and no shareholder of the Acquiring Fund has any preemptive right of subscription or purchase in respect of such shares;

      (e) The execution and delivery by the Company on behalf of the Acquiring Fund of this Agreement did not, and the performance by the Company and the Acquiring Fund of their respective obligations hereunder will not, violate the Company's Articles of Incorporation or Bylaws, or any provision of any agreement known to such counsel to which the Company or the Acquiring Fund is a party or by which either of them is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which the Company or the Acquiring Fund is a party or by which either of them is bound;

      (f) To the knowledge of such counsel, no consent, approval, authorization or order of any United States federal or Maryland state court or governmental authority is required for the consummation by the Company or the Acquiring Fund of the transactions contemplated by this Agreement except such as may be required under state securities or blue sky laws or such as have been obtained;

      (g) Such counsel does not know of any legal or governmental proceedings relating to the Company or the Acquiring Fund existing on or before the date of mailing of the Prospectus/Proxy Statement pursuant to paragraph 5.3 or the Closing Date required to be described in the Registration Statement referred to in paragraph 5.3 which are not described as required;

      (h) The Company is registered with the Securities and Exchange Commission as an investment company under the 1940 Act;

      (i) To the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Company or the Acquiring Fund or any of their properties or assets that would impair the Company's ability to perform its obligations under this Agreement, and neither the Company nor the Acquiring Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects either of their respective businesses.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND.

   The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Company and the Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

    7.1The Company, on behalf of the Acquired Fund, shall have delivered to the Company a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Company and dated the Closing Date, to the effect that the representations and warranties of the Acquired Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Company and the Acquired Fund have complied with all the covenants and agreements and satisfied all of the conditions on their part to be performed or satisfied under this Agreement at or prior to the Closing Date;

    7.2The Company, on behalf of the Acquiring Fund, shall have received a favorable opinion from Ropes & Gray LLP, counsel to the

       Company for the transactions contemplated hereby, dated the Closing Date and in a form satisfactory to the Company, to the following effect:

      (a) The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Maryland and has corporate power to own all of its properties and assets and to carry on its business as presently conducted, and the Acquired Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the Articles of Incorporation of the Company;

      (b) This Agreement has been duly authorized, executed and delivered on behalf of the Acquired Fund and, assuming the Prospectus/Proxy Statement referred to in paragraph 5.3 complies with applicable federal securities laws and assuming the due authorization, execution and delivery of this Agreement by the Company on behalf of the Acquiring Fund, is the valid and binding obligation of the Acquired Fund enforceable against the Acquired Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

      (c) The Acquired Fund has the power to sell, assign, transfer and deliver the assets to be transferred by it hereunder, and, upon consummation of the transactions contemplated hereby, the Acquired Fund will have duly transferred such assets to the Acquiring Fund;

      (d) The execution and delivery of this Agreement did not, and the performance by the Company and the Acquired Fund of their respective obligations hereunder will not, violate the Company's Articles of Incorporation or Bylaws, or any provision of any agreement known to such counsel to which the Company or the Acquired Fund is a party or by which either of them is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which the Company or the Acquired Fund is a party or by which either of them is bound;

      (e) To the knowledge of such counsel, no consent, approval, authorization or order of any United States federal or

          Maryland state court or governmental authority is required for the consummation by the Company or the Acquired Fund of the transactions contemplated by this Agreement, except such as may be required under state securities or blue sky laws or such as have been obtained;

      (f) Such counsel does not know of any legal or governmental proceedings relating to the Company or the Acquired Fund existing on or before the date of mailing of the Prospectus/Proxy Statement pursuant to in paragraph 5.3 or the Closing Date required to be described in the Registration Statement referred to in paragraph 5.3 which are not described as required;

      (g) The Company is registered with the Securities and Exchange Commission as an investment company under the 1940 Act;

      (h) To the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Company or the Acquired Fund or any of its properties or assets that would impair the Company's ability to perform its obligations under this Agreement, and neither the Company nor the Acquired Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects either of their respective businesses; and

      (i) All issued and outstanding shares of the Acquired Fund are legally issued, fully paid and non-assessable, assuming that as consideration for such shares not less than the net asset value of such shares has been paid, and assuming that such shares were issued in accordance with the terms of the Acquired Fund's registration statement, or any amendments thereto, in effect at the time of such issuance.

   7.3 The Acquired Fund shall have furnished to the Acquiring Fund tax returns, signed by a partner of Deloitte & Touche LLP for the fiscal year ended December 31, 2004 and signed pro forma tax returns for the period from December 31, 2004 to the Closing Date (which pro forma tax returns shall be furnished promptly after the Closing Date).

   7.4 Prior to the Closing Date, the Acquired Fund shall have declared a dividend or dividends which, together with all previous dividends, shall have the effect of distributing all of the Acquired Fund's investment company taxable income for its taxable years ending on or after December 31, 2004 and on or prior to the Closing Date (computed without regard to any deduction for dividends paid), and all of its net capital gains realized in each of its taxable years ending on or after December 31, 2004 and on or prior to the Closing Date.

   7.5 The Acquired Fund shall have furnished to the Acquiring Fund a certificate, signed by the President (or any Vice President) and the Treasurer of the Company, as to the adjusted tax basis in the hands of the Acquired Fund of the securities delivered to the Acquiring Fund pursuant to this Agreement.

   7.6 The custodian of the Acquired Fund shall have delivered to the Acquiring Fund a certificate identifying all of the assets of the Acquired Fund held by such custodian as of the Valuation Date, and the Acquired Fund shall have delivered to the Acquiring Fund a statement of assets and liabilities of the Acquired Fund as of the Valuation Date, prepared in accordance with generally accepted accounting principles consistently applied from the prior audited period, certified by the Treasurer of the Acquired Fund.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH OF THE ACQUIRING FUND AND THE ACQUIRED FUND.

   The respective obligations of the Company, on behalf of the Acquiring Fund, and the Company, on behalf of the Acquired Fund, are each subject to the further conditions that on or before the Closing Date:

    8.1This Agreement and the transactions contemplated herein shall have been approved by the vote of the required majority of the holders of the outstanding shares of the Acquired Fund of record on the record date for the meeting of its shareholders referred to in paragraph 5.2;

    8.2On the Closing Date no action, suit or other preceding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated hereby;

    8.3All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Securities and Exchange Commission and of state blue sky and securities authorities) deemed necessary by the Company to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund.

    8.4The Registration Statement referred to in paragraph 5.3 shall have become effective under the 1933 Act and no stop order suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act;

    8.5The Company, on behalf of each of the Acquiring Fund and the Acquired
       Fund, shall have received a favorable opinion of Ropes & Gray LLP satisfactory to the Company substantially to the effect that, although not free from doubt, for federal income tax purposes:

      (a) The transaction contemplated by this Agreement will constitute a reorganization within the meaning of Section 368(a) of the Code, and the Acquired Fund and the Acquiring Fund will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code;

      (b) No gain or loss will be recognized by the Acquired Fund (i) upon the transfer of its assets to the Acquiring Fund in exchange for the Acquiring Shares or (ii) upon the distribution of the Acquiring Shares to the shareholders of the Acquired Fund as contemplated in paragraph 1 hereof;

      (c) No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund in exchange for the assumption of the Obligations and issuance of the Acquiring Shares as contemplated in paragraph 1 hereof;

      (d) The tax basis of the assets of the Acquired Fund acquired by the Acquiring Fund will be the same as the basis of those assets in the hands of the Acquired Fund immediately prior to the transfer, and the holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired Fund;

      (e) The Acquired Fund Shareholders will recognize no gain or loss upon the exchange of their shares of the Acquired Fund for the Acquiring Shares;

      (f) The tax basis of the Acquiring Shares to be received by each Acquired Fund Shareholder will be the same in the aggregate as the aggregate tax basis of the shares of the Acquired Fund surrendered in exchange therefor;

      (g) The holding period of the Acquiring Shares to be received by each Acquired Fund Shareholder will include the period during which the shares of the Acquired Fund surrendered in exchange therefor were held by such shareholder, provided such shares of the Acquired Fund were held as a capital asset on the date of the exchange; and

      (h) The Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code, if any, subject to the conditions and limitations specified in Sections 383 and 384 of the Code and the regulations thereunder.

       The opinion will be based on certain factual certifications made by the officers of the Company and will also be based on customary assumptions and subject to certain qualifications. The opinion is not a guarantee that the tax consequences of the reorganization will be as described above.

       The opinion will express no view with respect to the effect of the reorganization on any transferred asset as to which any unrealized gain or loss is required to be recognized at the end of a taxable year (or on the termination or transfer thereof) under federal income tax principles.

   8.6 At any time prior to the Closing, any of the foregoing conditions of this Agreement may be waived by the Board of Directors of the Company if, in its judgment, such waiver will not have a material adverse effect on the interests of the shareholders of the Acquired Fund and the Acquiring Fund.

9. FEES AND EXPENSES.

    9.1Except as otherwise provided in this paragraph 9, MetLife Advisers, LLC, by countersigning this Agreement, agrees that it will bear any and all costs and expenses of the transaction incurred by the Acquiring Fund and the Acquired Fund, including without limitation portfolio transaction costs incurred by the Acquiring Fund or the Acquired Fund in connection with the sale of portfolio securities that are not permitted investments of the Acquiring Fund; provided, however, that MetLife Advisers, LLC will not bear portfolio transaction costs incurred by the Acquiring Fund or the Acquired Fund in connection with the purchase or sale of portfolio securities that are permitted investments of the Acquiring Fund or the Acquired Fund, as the case may be; provided, further, that the Acquiring Fund will pay all governmental fees required in connection with the registration or qualification of the Acquiring Shares under applicable state and federal laws.

    9.2In the event the transactions contemplated by this Agreement are not consummated, then MetLife Advisers, LLC agrees that it shall bear all of the costs and expenses incurred by both the Acquiring Fund and the Acquired Fund in connection with such transactions.

    9.3Notwithstanding any other provisions of this Agreement, if for any reason the transactions contemplated by this Agreement are not consummated, neither the Acquiring Fund nor the Acquired Fund shall be liable to the other for any damages resulting therefrom, including, without limitation, consequential damages.

    9.4Notwithstanding any of the foregoing, costs and expenses will in any event be paid by the party directly incurring them if and to the extent that the payment by another party of such costs and expenses would result in the disqualification of such party as a "regulated investment company" within the meaning of Section 851 of the Code.

10. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES.

    10.1The Company, on behalf of the Acquired Fund and the Acquiring Fund, agrees that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

    10.2The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder except paragraphs 1.1, 1.3, 1.5, 1.6, 1.7, 9, 10, 13 and 14.

11. TERMINATION.

    11.1This Agreement may be terminated by the Company on behalf of both the Acquiring Fund and the Acquired Fund. In addition, the Company may at its option terminate this Agreement at or prior to the Closing Date:

       (a) Because of a material breach by a Fund of any representation, warranty, covenant or agreement contained herein to be performed by it at or prior to the Closing Date;

       (b) Because a condition herein expressed to be precedent to the obligations of a Fund has not been met and it reasonably appears that it will not or cannot be met; or

       (c) If the Board of Directors of the Company, on behalf of either the Acquiring Fund or the Acquired Fund, determines that the termination of this Agreement is in the best interests of its shareholders.

    11.2If the transactions contemplated by this Agreement have not been substantially completed by July 31, 2005, this Agreement shall automatically terminate on that date unless a later date is specified by the Company.

12. AMENDMENTS.

   This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Company, on behalf of the Acquired Fund, and the Company, on behalf of the Acquiring Fund; provided, however, that following the shareholders' meeting called by the Acquired Fund pursuant to paragraph 5.2, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

13. NOTICES.

   Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid courier, telecopy or certified mail addressed to: Metropolitan Series Fund, Inc., 501 Boylston Street, Boston, MA 02116, Attention: Secretary.

14. HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; NON-RECOURSE; FINDERS' FEES.

    14.1The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

    14.2This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

    14.3This Agreement shall be governed by and construed in accordance with the domestic substantive laws of the State of Maryland, without giving effect to any choice or conflicts of law rule or provision that would result in the application of the domestic substantive laws of any other jurisdiction.

    14.4This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

    14.5A copy of the Articles of Incorporation of the Company is on file with the Secretary of State of the State of Maryland, and notice is hereby given that no director, officer, agent or employee of the Company shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and properties of the Acquired Fund and the Acquiring Fund.

    14.6The Company, on behalf of the Acquired Fund and the Acquiring Fund, represents and warrants that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

   IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as a sealed instrument by its President or Vice President.

                           METROPOLITAN SERIES FUND, INC.,
                           on behalf of its Met/Putnam Voyager Portfolio

                           By: _________________________________________________

                           Name: _______________________________________________

                           Title: ______________________________________________

                           METROPOLITAN SERIES FUND, INC.,
                           on behalf of its Jennison Growth Portfolio

                           By: _________________________________________________

                           Name: _______________________________________________

                           Title: ______________________________________________

                           Agreed and accepted as to paragraph 9 only:

                           METLIFE ADVISERS, LLC

                           By: _________________________________________________

                           Name: _______________________________________________

                           Title: ______________________________________________

                                                                     Appendix B

             INFORMATION ABOUT THE JENNISON PORTFOLIO AND THE FUND

   This Section is designed to give you information about the Jennison Portfolio and the Fund.

   This Section discusses the principal investment strategies and risks of investing in the Jennison Portfolio. However, the Jennison Portfolio may invest in securities and engage in certain investment practices not discussed below. For more information about these securities, strategies and related risks, please see the Fund's Statement of Additional Information (the "SAI"). Please call (800) 638-7732 to receive a free copy of the SAI.

              A.  Information About the Jennison Growth Portfolio

Investment Objective

   The investment objective of the Jennison Portfolio is long-term growth of capital.

Principal Investment Strategies

   Jennison Associates LLC ("Jennison"), subadviser to the Jennison Portfolio, will normally invest at least 65% of the Portfolio's assets in equity and equity-related securities of U.S. companies that exceed $1 billion in market capitalization and that Jennison believes have strong capital appreciation potential. These companies are generally considered to be in the medium-to-large capitalization range. The Jennison Portfolio may invest in common stocks, preferred stocks, convertible stocks, and equity interests in partnerships, joint ventures and other noncorporate entities. The Jennison Portfolio may also invest in warrants and similar rights that can be exercised for equity securities. The Portfolio may invest up to 20% of its assets in money market instruments, U.S. government securities and derivatives. The Portfolio may invest up to 20% of its total assets in foreign securities. The 20% limitation on foreign securities does not include American Depositary Receipts ("ADRs") and other similar securities trading on U.S. exchanges or markets. The Jennison Portfolio may have exposure to foreign currencies through its investment in foreign securities.

  Stock Selection.

   Jennison follows a highly disciplined investment selection and management process of identifying companies that show superior absolute and relative earnings growth and also are attractively valued. Earnings predictability and confidence in earnings forecasts are important parts of the selection process. Securities in which the Jennison Portfolio invests have historically been more volatile than the S&P 500 Index. Also, companies that have an earnings growth rate higher than that of the average S&P 500 company tend to reinvest their earnings rather than distribute them, so the Jennison Portfolio is not likely to receive significant dividend income on its portfolio securities.

   The Jennison Portfolio invests in medium-to-large companies experiencing some or all of the following: above-average revenue and earnings per share growth, strong market position, improving profitability and distinctive attributes such as unique marketing ability, strong research and development and productive new product flow, and financial strength. Such companies generally trade at high prices relative to their current earnings. The Jennison Portfolio will consider selling or reducing a stock position when, in the opinion of Jennison, the stock has experienced a fundamental disappointment in earnings; it has reached an intermediate-term price objective and its outlook no longer seems sufficiently promising; a relatively more attractive stock emerges; or the stock has experienced adverse price movement.

Principal Investment Risks

   Investing in the Jennison Portfolio involves risks. The Jennison Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Jennison Portfolio include:

  .   A general decline in U.S. or foreign stock markets.

  . Poor performance of individual stocks held by the Portfolio, or of growth stocks in general.

  .   Potentially rapid price changes (volatility) of equity securities.

  . The risks associated with investment in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk.

Investment Performance Record

   The bar chart below shows the annual total returns for the Class A shares of the Portfolio for each full calendar year since the Jennison

Portfolio began operations. The table following the bar chart compares the average annual total returns of the Jennison Portfolio to the returns of a relevant broad-based securities market index. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.


                                    [CHART]
Year    Total Return
----    ------------
2003       30.1%
2004        9.2%

   During the period shown above, the highest quarterly return was 13.70% for the second quarter of 2003, and the lowest quarterly return was -4.27% for the third quarter of 2004. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

          Average Annual Total Returns for Periods Ending December 31

                                           Life of the Portfolio
                             Past One Year     (May 1, 2002)
                             ------------- ---------------------
               Class A......     9.20%             3.50%
               Class B......     8.90%             3.20%
               Class E*.....      N/A               N/A
               S&P 500 Index     10.9%             6.40%

--------
* No Class E shares of the Jennison Portfolio were outstanding as of December 31, 2004.

Fees and Expenses

   This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                      Class A Class B Class E
                                                      ------- ------- -------
   Maximum Sales Charge Imposed on Purchases (as a
     percentage of offering price)...................   N/A     N/A     N/A
   Maximum Deferred Sales Charge (as a percentage
     of purchase price or redemption price, whichever
     is lower).......................................   N/A     N/A     N/A

Annual Portfolio Operating Expenses
(expenses that are deducted from Portfolio assets)

                                                   Class A Class B Class E
                                                   ------- ------- -------
      Management Fees.............................  0.65%   0.65%   0.65%
      Distribution and Service (12b-1) Fees.......  0.00%   0.25%   0.15%
      Other Expenses(1)...........................  0.06%   0.06%   0.06%
                                                    ----    ----    ----
      Total Annual Portfolio Operating Expenses(1)  0.71%   0.96%   0.86%

--------
(1) The Jennison Portfolio directed certain portfolio trades to brokers who paid a portion of the Portfolio's expenses. The expense information for the Portfolio does not reflect this reduction in expenses. If this reduction was shown, the Portfolio's Total Annual Operating Expenses would have been 0.69% for Class A shares, 0.94% for Class B shares and 0.84% for Class E shares.

Example

   This Example is intended to help you compare the cost of investing in the Jennison Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Jennison Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year, that the Jennison Portfolio's operating expenses remain the same, and the reinvestment of all dividends and distributions. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

   Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       One Year Three Years Five Years Ten Years
                       -------- ----------- ---------- ---------
               Class A   $73       $227        $395     $  883
               Class B   $98       $306        $531     $1,178
               Class E   $88       $274        $477     $1,061

More About Investment Strategies and Risks

  Equity Securities

   In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

   Investment Style Risk. The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

   Market Capitalization. The stocks of large capitalization companies do not always have as much growth potential as smaller or medium capitalization stocks. The stocks of medium capitalization companies involve potentially greater risks and higher volatility than those of larger companies. Medium capitalization stocks do not always have as much growth potential as smaller capitalization stocks.

  Foreign Securities

   In addition to the risks associated with securities generally, foreign securities present additional risks.

   Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Portfolio's investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

   Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

   Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. Jennison may use certain techniques, such as forward contracts or futures contracts, to manage these risks. However, Jennison cannot assure that these techniques will be effective.

   A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

   A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

   A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security.

  Forward Contracts and Futures Contracts

   The Jennison Portfolio may seek to avoid the risk of an unfavorable shift in currency rates by entering into forward contracts or buying or selling futures contracts or options on futures contracts. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency rates.

   Convertible Securities. The Jennison Portfolio may invest in convertible securities, which are fixed-income securities or preferred stocks that may later convert to underlying common stocks or other equity securities. Prior to conversion, convertible securities have the same general characteristics as other fixed-income securities, and the price of a convertible security will normally fluctuate in response to interest rates and other factors bearing on the price of fixed-income securities when the price of the underlying equity security is less than the conversion price ("out of the money"). When the price of the underlying equity security is greater than the conversion price ("in the money"), the value of the convertible security will normally tend to fluctuate to a greater extent in conjunction with the price of the underlying security.

   Warrants. The Jennison Portfolio may invest in warrants. Warrants are rights to purchase common stocks at specific prices valid for a specific period of time. A warrant's price will normally fluctuate in the same direction as the prices of its underlying securities but may have substantially more volatility. Warrant holders receive no dividends and have no voting rights with respect to the underlying security.

Investment Objective

   The investment objective of the Jennison Portfolio may be changed without shareholder approval. There is no assurance that the Portfolio will achieve its investment objective.

Temporary Defensive Positions

   The Jennison Portfolio intends normally to remain fully invested in its respective type of investments. However, for temporary purposes to meet redemptions or for defensive purposes in response to market conditions, it reserves the right to hold some or a substantial portion of its assets in cash or fixed-income investments. The types of securities in which the Jennison Portfolio may invest for temporary or defensive purposes include U.S. Government securities, investment grade fixed-income securities, money market instruments and repurchase agreements. There is no assurance that the Jennison Portfolio will employ a defensive strategy or as to how long it may do so. Although a defensive strategy may help insulate the Jennison Portfolio from a downturn in securities markets, it could prevent the Jennison Portfolio from capturing the gains it would otherwise achieve if the Portfolio did not employ a defensive strategy. The use of a defensive strategy may prevent the Portfolio from achieving its investment objective.

   Repurchase agreements are agreements under which a Portfolio purchases one or more securities from another party, usually a bank or a brokerage firm, with the understanding that the counterparty will buy the securities back from the Portfolio at a later date. Repurchase agreements allow a Portfolio to earn a return on available cash at relatively low credit risk.

Portfolio Turnover

   The Jennison Portfolio may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. As a result, the Jennison Portfolio may experience high portfolio turnover. High portfolio turnover results in higher brokerage and other transaction costs.

Investment Percentage Requirements and Capitalization

   The Jennison Portfolio has adopted policies that set minimum or maximum percentages of its assets to be allocated to certain types of investments or to certain ranges of market capitalization. Unless otherwise indicated, these percentage requirements and capitalization ranges apply at the time an investment is made. A change in the value of an investment after it is acquired does not create a violation of these policies or ranges.

Securities Lending

   The Jennison Portfolio may lend a portion of its securities to brokers, dealers and other financial institutions. As collateral for the loan, the Jennison Portfolio receives an amount that is at all times equal to at least 100% of the current market value of the loaned securities. The Jennison Portfolio invests the collateral in short-term high investment grade securities, or in a fund that invests in such securities. Loans will be terminable at any time. As with any extension of credit, securities lending exposes the Jennison Portfolio to risks including delay in recovery and loss of rights in the collateral if the borrower fails financially.

Portfolio Management

   As of December 31, 2004, Jennison had approximately $64 billion in assets under management for primarily institutional, mutual fund and managed account clients. Jennison's address is 466 Lexington Avenue, New York, New York 10017.

   Jennison follows a team approach in the management of the Portfolio, while preserving individual accountability. Kathleen A. McCarragher, Spiros Segalas and Michael A. Del Balso are the portfolio managers of the Portfolio. Ms. McCarragher generally has final authority over all aspects of the

Portfolio's investments, including, but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment, and management of cash flows. The portfolio managers are supported by members of Jennison's Large Cap Growth Equity Team, which is comprised of other portfolio managers, research analysts and other investment professionals of Jennison. Team members provide research support and make securities recommendations and support the portfolio managers in all activities, including making investment decisions. The team meets regularly to review the portfolio holdings and discuss purchase and sales activity. Members of the team may change from time to time.

   Ms. McCarragher joined Jennison in 1998 and is an Executive Vice President at Jennison. She is also Jennison's Head of Growth Equity. Prior to joining Jennison, she was employed at Weiss, Peck & Greer L.L.C. as a managing director and director of large cap growth equities for six years.

   Mr. Segalas was a founding member of Jennison in 1969 and is currently a Director, President and Chief Investment Officer at Jennison. He is a member of The New York Society of Security Analysts, Inc.

   Mr. Del Balso joined Jennison in 1972 and is currently an Executive Vice President at Jennison. He is also Jennison's Director of Research for Growth Equity. He is a member of The New York Society of Security Analysts, Inc.

   The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.70% for the first $200 million of the Portfolio's average daily net assets, 0.65% for the next $300 million, 0.60% for the next $1.5 billion and 0.55% for amounts over $2 billion. For the year ended December 31, 2004, the Portfolio paid MetLife Advisers an investment advisory fee of 0.65% of the Portfolio's average daily net assets.

                         B. Information About the Fund

Organization

   The Fund is a mutual fund, consisting of 33 separate investment portfolios (the "Portfolios"), which offers Class A, Class B and Class E shares. MetLife Advisers, LLC ("MetLife Advisers") is the investment adviser to all the Portfolios. MetLife Advisers has contracted with subadvisers to make the day-to-day investment decisions for certain of the Portfolios. MetLife Advisers is responsible for overseeing these subadvisers and for making recommendations to the Board of Directors of the Fund relating to hiring and replacing subadvisers.

Investors

   Fund shares are offered only to separate accounts (the "Separate Accounts") established by Metropolitan Life Insurance Company ("Metropolitan Life"), New England Life Insurance Company, MetLife Investors USA Insurance Company, General American Life Insurance Company or other insurance companies affiliated with any of these insurance companies (the "Insurance Companies") and to certain eligible qualified retirement plans ("Qualified Plans"). The Fund serves as an investment vehicle for variable life insurance, variable annuity and group annuity products of these insurance companies or under Qualified Plans. The general public may not directly purchase Fund shares. The performance information in this Prospectus/Proxy Statement does not reflect charges associated with the Separate Accounts, variable contracts, or Qualified Plans that an investor in the Fund may pay.

   A separate account is a pool of assets set aside by an insurance company to fund payments under a specified group of insurance policies or contracts.

   The Jennison Portfolio may have a name and investment objective that are very similar to those of certain publicly available mutual funds that are managed by Jennison. The Jennison Portfolio is not those publicly available mutual funds and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different cash flows into and out of the Jennison Portfolio, different fees and different sizes.

Purchase and Redemption of Shares

   Shares are sold and redeemed at a price equal to their net asset value without any sales charge. The Fund reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

   The Fund has adopted distribution and services plans under Rule 12b-1 of the Investment Company Act of 1940 for the Fund's Class B shares and Class E shares. Under the distribution and services plans, the Class B shares and Class E shares of the Fund each pay fees to compensate certain other parties for providing personal customer and account maintenance services related to the beneficial owners of the Class B and Class E shares of a Portfolio. These other parties may include the Insurance Companies (and their affiliates) and other broker-dealers and financial intermediaries. The distribution and services plans also authorize the Fund to reimburse the Fund's distributor for sales commissions and other distribution costs allocable to the Portfolios. The fee under the distribution and services plans for each applicable class of a Portfolio's shares is calculated as a percentage of that Portfolio's average daily net assets that are attributable to that class. Currently, the fee is 0.25% per year for the Class B shares and 0.15% per year for the Class E shares. These fees will increase the cost of investing over time.

Market Timing

   The Fund's Board of Directors has adopted certain procedures, described below, to discourage certain types of trading in Portfolio shares that may be harmful to long-term investors, specifically (i) trading that is designed to exploit pricing inefficiencies and thereby dilute the returns of long-term investors; or (ii) frequent trading by an investor that generates sufficiently volatile cash flows to be disruptive to a portfolio manager's ability to manage a Portfolio's assets ((i) and (ii), "market timing"). The Fund is not intended for investment by market timers. The Fund does not knowingly accommodate market timing in any Portfolio and, to the Fund's knowledge, there are no arrangements currently in place designed to permit any contractowner to engage in market timing. As discussed above, the Fund reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

   The Fund requires that the Insurance Company separate accounts that invest in the Portfolios have in place policies and procedures reasonably designed to detect and deter market timing in the separate accounts by contractowners. In addition, MetLife Advisers monitors cashflows of certain Portfolios identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to each Portfolio, conducts certain tests to help detect cash outflows or cashflow volatility that may be disruptive to a portfolio manager's ability to manage the Portfolio. Under certain circumstances, MetLife Advisers may refer issues that come to its attention through such monitoring to the appropriate Insurance Company or Companies.

   If the Fund finds that any Insurance Company has in place inadequate policies and procedures, with respect to a particular separate account, to detect and deter market timing in Portfolio shares and there is evidence of market timing in that separate account, the Fund or any of its Portfolios may be discontinued as an investment option of that separate account. In such an event, all contractowners of such separate account would no longer be able to make new investments in the Fund or any of its Portfolios. The Fund reserves the right to modify this policy, including any surveillance procedures established from time to time to effectuate this policy, at any time without notice.

  Limitations on the Fund's Ability to Detect and Deter Market Timing

   The Portfolios are available as investment options under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub-accounts of the Insurance Company separate accounts by contacting the Insurance Companies. The resulting purchases and redemptions of Portfolio shares are made through omnibus accounts of the Insurance Companies. The right of an owner of such a variable insurance product to transfer among sub-accounts is governed by a contract between the Insurance Company and such owner. Many of these contracts do not limit the number of transfers among the available underlying funds that a contractowner may make. The terms of these contracts, the presence of financial intermediaries (including the Insurance Companies) between the Fund and contractowners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Fund's ability to detect and deter market timing. Multiple tiers of such financial intermediaries may further compound the Fund's difficulty in detecting and deterring such market timing activities.

  Risks Associated With Market Timing Generally

   While the Fund will try to detect and deter market timing by utilizing the procedures described above, these procedures may not be successful in identifying or deterring market timing. By realizing profits through short-term trading, contractowners that engage in market timing activities may dilute the value of shares held by long-term investors. Cashflow volatility resulting from frequent trading of Portfolio shares, especially involving large dollar amounts, may disrupt a portfolio manager's ability to manage a Portfolio's assets. Frequent trading may be disruptive if it makes it difficult for a Portfolio to implement its long-term investment strategies, for example by causing the Portfolio to maintain a higher level of its assets in cash to accommodate such frequent trading. Frequent trading may also be disruptive if it forces a Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate such trading activity. In addition, frequent trading may cause a Portfolio to incur increased expenses. For example, as a result of such frequent trading, a Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect Portfolio performance.

   Associated with an investment in a Portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid is the risk that the current market price for the securities may not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences ("price arbitrage") and thereby dilute the returns of long-term investors. Portfolios that may be adversely affected by price arbitrage include those Portfolios that significantly invest in small cap equity securities and in certain fixed-income securities, such as high yield bonds.

   A Portfolio that invests significantly in foreign securities may be particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time a Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in Portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (a type of price arbitrage referred to as "time zone arbitrage"). As discussed more fully below, the Fund has procedures, referred to as fair value pricing, that allow the Fund to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time a Portfolio calculates its net asset value. While there is no assurance, the Portfolios expect that the use of fair value pricing will reduce a market timer's ability to engage in time zone arbitrage to the detriment of Portfolio shareholders.

Share Valuation and Pricing

  Net Asset Value

   The Jennison Portfolio determines the net asset value of its shares as of the close of regular trading on each day that the NYSE is open. The price at which a purchase or redemption is effected is based on the next calculation of net asset value after the order is placed by the Insurance Company, the Qualified Plan or the Fund's Zenith Equity Portfolio. Because the Jennison Portfolio may hold securities that are traded on foreign exchanges (that trade on weekends or other days when the Portfolio does not price its shares), the value of the Portfolio's securities may change on days when a purchase or redemption of shares cannot be made. The net asset value per share for the Portfolio is calculated by dividing the Portfolio's net assets by its number of outstanding shares.

  Securities Valuation

   Any fixed-income securities with remaining maturities of 60 days or less held by the Portfolio are valued at market value.

   The portfolio securities of the Jennison Portfolio normally are valued at market value. If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors. When the Fund uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Fund to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

   The Fund expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Fund may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities (typically at 4:00 p.m. Eastern Time). The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. For example, foreign security values may be affected by activity that occurs after the close of foreign securities markets. To account for this, the

Fund may frequently value many of the Portfolios' foreign equity securities using fair value prices based on third party vendor modeling tools.

   Subject to the Board's oversight, the Fund's Board of Directors has delegated day-to-day responsibility for valuing Portfolio assets to MetLife Advisers or the subadvisers of the Portfolios, including Jennison, who value such assets as described above and operate under procedures approved by the Board.

Dividends and Capital Gain Distributions

   Currently, the Jennison Portfolio annually pays as dividends substantially all net investment income (including any short-term capital gains). The Portfolio also annually distributes all net realized capital gains, if any, after offsetting any capital loss carryovers. The Jennison Portfolio may pay dividends from net investment income more or less often if the Fund's Board of Directors deems it appropriate and if such change would not cause the Portfolio to fail to qualify as a regulated investment company under the Internal Revenue Code.

   Federal income tax law requires the Portfolio to distribute prior to calendar year-end virtually all of its ordinary income for such year. Also, the Portfolio must distribute virtually all of its capital gain net income realized but not previously distributed in the one-year period ending October 31 (or December 31, if the Portfolio so elects) of such year. Dividends and distributions of the Jennison Portfolio are automatically reinvested in additional shares of the Portfolio.

Taxes

   The Jennison Portfolio is a separate entity for federal income tax purposes and intends to qualify as a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). So long as the Jennison Portfolio distributes all of its net investment income and net capital gains to its shareholders, the Jennison Portfolio itself does not pay any federal income tax. Although the Jennison Portfolio intends to operate so that it will have no federal income tax liability on income and gains it distributes to the Separate Accounts or Qualified Plans, if any such liability is incurred, the investment performance of the Portfolio will be adversely affected. In addition, if the Jennison Portfolio invests in foreign securities and currencies, it may be subject to local withholding and other taxes at the source, including on dividend or interest payments. These taxes could reduce the investment performance of the Jennison Portfolio. In addition, the Portfolio's investment in foreign securities or foreign currencies may increase or accelerate the Portfolio's recognition of ordinary income and may affect the timing or amount of the Portfolio's distributions.

   The Jennison Portfolio's investments in certain debt obligations may cause the Portfolio to recognize taxable income in excess of the cash generated by such obligations. Thus, the Portfolio could be required at times to liquidate other investments in order to satisfy its distribution requirements.

   Generally, owners of variable annuity and variable life contracts, and Qualified Plans, are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts or Qualified Plans may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisers for more information on their own tax situation, including possible foreign, state or local taxes.

   In order for contract holders to receive the favorable tax treatment that is generally available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the Portfolio in which such accounts invest, must meet certain diversification requirements. The Jennison Portfolio intends to comply with these requirements. If the Portfolio does not meet such requirements, income allocable to the variable annuity and variable life contracts, including accumulated investment earnings, would be taxable currently to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable. For a description of the tax consequences for variable annuity and variable life contract owners, see the prospectus for those contracts.

   Since the shareholders of the Jennison Portfolio will be separate accounts, no discussion is included here as to the federal income tax consequences at the shareholder level, nor does the discussion address other tax considerations, such as possible foreign, state or local taxes.

   For information concerning the federal income tax consequences to purchasers of the variable life insurance policies and variable annuity contracts, please refer to the prospectus for the relevant variable insurance contract. Please see the SAI for more information on taxes.

   The discussion above is generally based on the assumption that the shares of the Jennison Portfolio will be respected as owned by insurance company separate accounts. If this is not the case (for example, because the Internal Revenue Service finds an impermissible level of "investor control" over the investment options underlying variable contracts), the advantageous tax treatment provided in respect of insurance company separate accounts under the Code will no longer be available, and the person or persons determined to own the Jennison Portfolio shares will be currently taxed on Portfolio distributions, and on the proceeds of any redemption of Portfolio shares, under the Code rules. Please see the SAI for further discussion.

                           C.  Financial Highlights

   The financial highlights table is intended to help you understand the financial performance of each class of the Jennison Portfolio for the life of the Portfolio. Certain information reflects financial results for a single share of the Jennison Portfolio. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Jennison Portfolio (assuming reinvestment of all dividends and distributions). The total return information does not reflect expenses associated with the separate accounts or variable contracts that a variable life insurance or variable annuity holder may pay. Inclusion of these expenses would reduce the total return figures for all periods shown. This information has been audited by Deloitte & Touche, LLP, whose report for 2004, along with the Fund's financial statements, are included in the Fund's Annual Report, which is available upon request.

   Information in the table is for Class A and Class B Shares of the Jennison Portfolio. No information is included for Class E shares, because no Class E shares were outstanding during any of the periods covered in the table. However, Class E shares, as well as Class A and Class B shares, will be issued in the Merger. The results for Class E shares would be the same as those for Class A shares, reduced by the Rule 12b-1 fee to which Class E shares are subject. The Rule 12b-1 fee applicable to Class E shares is at an annual rate of 0.15% of the average daily net assets of the class.

                                         Class A                            Class B
                           -------------------------------     -----------------------------
                               Year ended      May 1, 2002(a)      Year ended     May 1, 2002(a)
                              December 31,        through         December 31,       through
                           ------------------   December 31,   -----------------   December 31,
                             2004      2003         2002         2004     2003         2002
                           --------  --------  --------------  -------- --------  --------------
Net Asset Value,
 Beginning of Period       $  10.01  $   7.71     $  10.00     $   9.97 $   7.70     $ 10.00
                           --------  --------     --------     -------- --------     -------
Income From Investment
 Operations
  Net investment income
   (loss).................     0.03      0.02         0.02         0.04     0.00        0.00
  Net realized and
   unrealized gain (loss)
   on investments.........     0.89      2.30        (2.31)        0.85     2.28       (2.30)
                           --------  --------     --------     -------- --------     -------
  Total from investment
   operations.............     0.92      2.32        (2.29)        0.89     2.28       (2.30)
                           --------  --------     --------     -------- --------     -------
Less Distributions
  Distributions from net
   investment income......    (0.01)    (0.02)        0.00         0.00    (0.01)       0.00
                           --------  --------     --------     -------- --------     -------
  Total distributions.....    (0.01)    (0.02)        0.00         0.00    (0.01)       0.00
                           --------  --------     --------     -------- --------     -------
Net Asset Value, End of
 Period                    $  10.92  $  10.01     $   7.71     $  10.86 $   9.97     $  7.70
                           ========  ========     ========     ======== ========     =======
Total Return (%)                9.2      30.1        (22.9)(b)      8.9     29.7       (23.0)(b)
Ratio of operating
 expenses to average net
 assets before expense
 reductions (%)...........     0.71      0.73         0.74 (c)     0.96     0.98        0.99 (c)
Ratio of operating
 expenses to average net
 assets after expense
 reductions (%) (d).......     0.69      0.70         0.68 (c)     0.94     0.95        0.93 (c)
Ratio of net investment
 income (loss) to average
 net assets (%)...........     0.41      0.17         0.31 (c)     0.29    (0.11)       0.06 (c)
Portfolio turnover
 rate (%).................       68        68           82 (c)       68       68          82 (c)
Net assets, end of
 period (000)............. $504,940  $343,253     $283,320     $330,349 $256,079     $57,259

(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.
(d) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                                                                     Appendix C

                                CAPITALIZATION

   The following table shows on an unaudited basis the capitalization of the Voyager Portfolio and the Jennison Portfolio as of December 31, 2004. The table also shows, on an unaudited pro forma combined basis, the capitalization of the Jennison Portfolio, giving effect to the acquisition of the assets and liabilities of the Voyager Portfolio by the Jennison Portfolio at net asset value as of December 31, 2004.

                                                                     Jennison
                                                                    Portfolio
                             Voyager    Jennison      Pro Forma     Pro Forma
                            Portfolio   Portfolio    Adjustments   Combined (1)
                           ----------- ------------ -----------    ------------
 Class A
 Net asset value..........  53,363,400  504,940,302                 558,303,702
 Shares outstanding.......  11,269,038   46,249,891 (6,381,230)(2)   51,137,699
 Net asset value per share        4.74        10.92                       10.92

 Class B
 Net asset value..........   6,906,856  330,348,663                 337,255,519
 Shares outstanding.......   1,466,585   30,430,068   (830,360)(2)   31,066,293
 Net asset value per share        4.71        10.86                       10.86

 Class E (3)
 Net asset value..........  11,787,635           --                  11,787,635
 Shares outstanding.......   2,500,175           -- (1,414,757)(2)    1,085,418
 Net asset value per share        4.71           --                       10.86
 Total Net Assets......... $72,057,891 $835,288,965                $907,346,856
 Total Shares.............  15,235,798   76,679,959 (8,626,347)(2)   83,289,410

--------
(1) Assumes the Merger was consummated on December 31, 2004, and is for informational purposes only. No assurance can be given as to how many shares of the Jennison Portfolio will be received by the shareholders of the Voyager Portfolio on the date the Merger takes place, and the foregoing should not be relied upon to reflect the number of shares of the Jennison Portfolio that actually will be received on or after such date.
(2) Reflects the change in shares outstanding due to the issuance of Class A, Class B and Class E shares of the Jennison Portfolio in exchange for Class A, Class B and Class E shares of the Voyager Portfolio based upon the net asset value of the Jennison Portfolio's Class A, Class B and Class E shares at December 31, 2004.
(3) As of December 31, 2004, there were no Class E shares of the Jennison Portfolio outstanding.

                         METROPOLITAN SERIES FUND, INC.

                            JENNISON GROWTH PORTFOLIO


                                    FORM N-14
                                     PART B

                       STATEMENT OF ADDITIONAL INFORMATION

                                 March [24], 2005

        This Statement of Additional Information (the "SAI") relates to the proposed merger (the "Merger") of the Met/Putnam Voyager Portfolio (the "Acquired Portfolio"), a series of Metropolitan Series Fund, Inc. (the "Fund"), with and into the Jennison Growth Portfolio (the "Acquiring Portfolio"), a series of the Fund.

        This SAI contains information which may be of interest to shareholders but which is not included in the Prospectus/Proxy Statement dated March __, 2005 (the "Prospectus/Proxy Statement") of the Acquiring Portfolio which relates to the Merger. As described in the Prospectus/Proxy Statement, the Merger would involve the transfer of all the assets of the Acquired Portfolio in exchange for shares of the Acquiring Portfolio and the assumption of the liabilities of the Acquired Portfolio. The Acquired Portfolio would distribute the Acquiring Portfolio shares it receives to its shareholders in complete liquidation of the Acquired Portfolio.

        This SAI is not a prospectus and should be read in conjunction with the Prospectus/Proxy Statement. The Prospectus/Proxy Statement has been filed with the Securities and Exchange Commission (the "SEC") and is available upon request and without charge by writing to the Fund at 501 Boylston Street, Boston, Massachusetts 02116, or by calling 1-800-638-7732.


                                Table of Contents

I.      Additional Information about the Acquiring Portfolio and the Acquired
        Portfolio                                                            2

II.     Financial Statements                                                 2

          A. Incorporation by Reference                                      2

          B. Unaudited Pro Forma Combined Financial Statements               2

Appendix A - Additional Information About the Acquiring Portfolio and the
   Acquired Portfolio                                                      A-1

I. Additional Information About the Acquiring Portfolio and the Acquired Portfolio.

     This SAI is accompanied by the current Statement of Additional Information of the Fund dated May 1, 2004, as supplemented (the "Fund SAI"). Additional information about the Acquired Portfolio and the Acquiring Portfolio is contained in and incorporated herein by reference to the Fund SAI. The Fund SAI has previously been filed with the SEC and is attached hereto as Appendix A.

DISCLOSURE OF PORTFOLIO HOLDINGS

        The Fund's Board of Directors has adopted and approved policies and procedures reasonably designed to protect the confidentiality of the Fund's portfolio holdings information and to seek to prevent the selective disclosure of such information. The Fund reserves the right to modify these policies and procedures at any time without notice.

        Only MetLife Advisers LLC's or a subadviser's Chief Compliance Officer, principal executive or principal accounting officer, or persons designated by such officers (each, an "Authorized Person") are authorized to disseminate nonpublic portfolio information, and only in accordance with the procedures described below. Pursuant to these polices and procedures, MetLife Advisers LLC or a subadviser may disclose a Portfolio's portfolio holdings to unaffiliated parties prior to the time such information has been disclosed to the public through a filing with the SEC only if an Authorized Person determines that (i) there is a legitimate business purpose for the disclosure; and (ii) if practicable, the recipient is subject to a confidentiality agreement, including a duty not to trade on the nonpublic information. Under the Fund's policies and procedures, a legitimate business purpose includes disseminating or providing access to portfolio information to (i) the Fund's service providers (e.g., custodian, independent auditors) in order for the service providers to fulfill their contractual duties to the Fund; (ii) rating and ranking organizations and mutual fund analysts; (iii) a newly hired Fund subadviser prior to the subadviser commencing its duties; (iv) the subadviser of a Portfolio or other affiliated investment company portfolio that will be the surviving portfolio in a merger; and (v) firms that provide pricing services, proxy voting services and research and trading services. The Fund's policies and procedures prohibit the dissemination of non-public portfolio information for compensation or other consideration. Any exceptions to these policies and procedures may be made only if approved by MetLife Advisers LLC's or the relevant subadviser's Chief Compliance Officer and the Fund's Chief Compliance Officer as in the best interests of the Fund, and only if such exceptions are reported to the Fund's Board of Directors at its next regularly scheduled meeting.

        Dissemination of the Fund's portfolio holdings information to MetLife enterprise employees is limited to persons who are subject to a duty to keep such information confidential and who need to receive the information as part of their duties. As a general matter, the Fund disseminates portfolio holdings to contract owners or Qualified Plan trustees or participants only in the Annual or Semiannual Reports or in other formats that are generally available on a contemporaneous basis to all such contract owners or Qualified Plan trustees or participants or the general public.

          It is the policy of MetLife Advisers LLC to comply with all applicable provisions of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio holdings information.

        Additional information about the Acquiring Portfolio and the Acquired Portfolio is set forth in Appendix A to this SAI.

II.     Financial Statements.

        A.      Incorporation by Reference.

                This SAI is accompanied by the Annual Report to shareholders of the Acquired Portfolio and the Acquiring Portfolio for the year ended December 31, 2004 (the "Annual Report"), including the report of Deloitte & Touche, LLP contained therein. The Annual Report, which is incorporated by reference into this SAI, contains historical financial information regarding the Acquired Portfolio and the Acquiring Portfolio and has been filed with the SEC.

        B.      Unaudited Pro Forma Combined Financial Statements

                Because the net asset value of the Acquired Portfolio does not exceed ten percent of the Acquiring Portfolio's net asset value, pro forma combined financial statements for the Acquiring Portfolio relating to the Merger have not been prepared.

        Appendix A - Additional Information About the Acquiring Portfolio and and the Acquired Portfolio

                         METROPOLITAN SERIES FUND, INC.

                          SUPPLEMENT DATED JUNE 9, 2004
                 TO STATEMENT OF ADDITIONAL INFORMATION ("SAI")
                                DATED MAY 1, 2004

On page 66 of the SAI, under "Subadvisory Fees," the fees for the FI Mid Cap Opportunities Portfolio are restated as follows:

                   Annual
            Percentage Rate Paid
           by MetLife Advisers to            Average Daily Net
               the Subadvisers               Asset Value Levels
       --------------------------------------------------------------
                    .50%                     First $250 million
                    .45%                     Next $250 million
                    .40%                     Next $500 million
                    .35%                     Over $1 billion

Prior to May 1, 2004, the subadviser to the FI Mid Cap Opportunities Portfolio was Janus Capital Management, LLC and the subadvisory fee rate payable for the Portfolio was at the annual rate of 0.50% of the first $250 million of the Portfolio's average daily net assets; 0.45% of the next $500 million; 0.40% of the next $750 million; and 0.35% of such assets over $1.5 billion.

                         METROPOLITAN SERIES FUND, INC.

                       STATEMENT OF ADDITIONAL INFORMATION

                                   MAY 1, 2004


This Statement of Additional Information ("SAI") is not a prospectus. This SAI relates to the prospectuses of Metropolitan Series Fund, Inc. (the "Fund") dated May 1, 2004, as any prospectus may be supplemented or amended from time to time (the "Prospectus"), and should only be read, with respect to a Portfolio, along with the Prospectus for that Portfolio. The annual report of the Fund for the year ending December 31, 2003 accompanies this SAI and is incorporated by reference. A copy of the Prospectus and the annual report may be obtained from Metropolitan Series Fund, Inc., c/o Metropolitan Life Insurance Company, Attn:
Annuity Fulfillment Unit - MSF, 1600 Division Road, West Warwick, Rhode Island 02893 or by calling (800) 638-7732.

                                TABLE OF CONTENTS


                                                                            Page
                                                                            ----

GENERAL........................................................................3

INVESTMENT OBJECTIVES AND POLICIES.............................................3

INVESTMENT RESTRICTIONS.......................................................15

INVESTMENT PRACTICES..........................................................27

RESOLVING MATERIAL CONFLICTS..................................................50

DETERMINATION OF NET ASSET VALUES.............................................50

EXPENSES......................................................................52

DIRECTORS AND OFFICERS........................................................53

ADVISORY ARRANGEMENTS.........................................................59

DISTRIBUTION AGREEMENTS.......................................................72

OTHER SERVICES................................................................75

PORTFOLIO TRANSACTIONS AND BROKERAGE..........................................75

CODE OF ETHICS................................................................78

DESCRIPTION OF THE FUND.......................................................78

TAXES.........................................................................79

TRANSFER AGENT................................................................81

FINANCIAL STATEMENTS..........................................................81

INDEX SPONSORS................................................................81

APPENDIX A-1 DESCRIPTION OF BOND RATINGS......................................84

APPENDIX A-2 DESCRIPTION OF COMMERCIAL PAPER RATINGS..........................87

APPENDIX B INFORMATION ABOUT PROXY VOTING POLICIES AND PROCEDURES.............88

                                     GENERAL

          Defined terms used in this SAI, but not defined herein, are used as they are defined in the Prospectus.

                       INVESTMENT OBJECTIVES AND POLICIES

          The investment objectives and principal investment strategies of each Portfolio (collectively the "Portfolios" and individually a "Portfolio") of the Fund are set forth in Section II of the Prospectus. There can be no assurance that a Portfolio will achieve its investment objective. The information that follows sets out certain investment policies of each Portfolio other than the Lehman Brothers Aggregate Bond Index Portfolio, MetLife Mid Cap Stock Index Portfolio, MetLife Stock Index Portfolio, Morgan Stanley EAFE Index Portfolio and Russell 2000 Index Portfolio (the "Index Portfolios"). For more information about the investment policies of each Portfolio, see below under "Investment Restrictions" and "Investment Practices" and the Prospectus. Except as otherwise indicated, each Portfolio's investment objective and policies set forth in the Prospectus and this SAI are not fundamental and may be changed without shareholder approval. For purposes of a Portfolio's policy to invest at least 80% of its net assets in certain investments, net assets include the amount of any borrowings for investment purposes.

          The terms "shareholder approval" and "approval of a majority of the outstanding voting securities," as used in the Prospectus and this SAI, mean, with respect to a class of a Portfolio, approval by the lesser of (i) 67% of the shares of a class of the Portfolio represented at a meeting at which more than 50% of the outstanding shares of such class are represented or (ii) more than 50% of the outstanding shares of such class.




Capital Guardian U.S. Equity Portfolio

          The Portfolio's investment objective is long-term growth of capital.

          The Portfolio may not make loans; provided, however, that this policy shall not apply to the lending of portfolio securities.

          The Portfolio may not borrow money, except that the Portfolio may (i) borrow for non-leveraging, temporary or emergency purposes and (ii) engage in reverse repurchase agreements, make other investments or engage in other transactions which may involve borrowing, in a manner consistent with the Portfolio investment objective and investment strategies, provided that the combination of (i) and (ii) shall not exceed 5% of the value of the Portfolio total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law. The Portfolio may borrow from banks or other persons to the extent permitted by applicable law.

          The Portfolio may not purchase or sell physical commodities, except that it may (i) enter into futures contracts and options thereon in accordance with applicable law and (ii) purchase or sell physical commodities if acquired as a result of ownership of securities or other instruments. The Portfolio will not consider stock index futures contracts, currency contracts, hybrid investments, swaps or other similar instruments to be commodities.

Davis Venture Value Portfolio

          The Portfolio's investment objective is growth of capital. Under normal circumstances, the Portfolio seeks to achieve its objective by investing the majority of its assets in common stocks that its subadviser, Davis Selected Advisers, L.P. ("Davis Selected"), believes have capital growth potential due to factors such as undervalued assets or earnings potential, product development and demand, favorable operating ratios, resources expansion, management abilities, reasonableness of market price, and favorable overall business prospects. The Portfolio will invest predominantly in equity securities of companies with market capitalizations of at least $10 billion. It may also invest in issuers with smaller capitalizations.

          The Portfolio may invest in foreign securities, and may hedge currency fluctuation risks related thereto. The Portfolio may invest in U.S. registered investment companies that primarily invest in foreign securities, provided that no such investment may cause more than 10% of the Portfolio's total assets to be invested in such companies. The Portfolio may invest in restricted securities, which may include Rule 144A securities.

          The Portfolio may write covered call options on its portfolio securities, but currently intends to write such options only to the extent that less than 5% of its net assets would be subject to the options.

          The Portfolio may lend securities it owns so long as such loans do not exceed 33 1/3% of the Portfolio's net assets.

FI International Stock Portfolio

          The Portfolio's investment objective is long-term growth of capital.

          As a non-fundamental policy, the Portfolio will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the Portfolio's total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the Portfolio's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of the Portfolio's total assets under normal conditions; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the Portfolio would exceed 5% of the Portfolio's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.

FI Mid Cap Opportunities Portfolio

          The Portfolio's investment objective is long-term growth of capital.

          For purposes of normally investing at least 80% of the Portfolio's assets in securities of companies with medium market capitalizations, Fidelity Management & Research Company ("FMR") intends to measure the capitalization range of the S&P MidCap 400 Index and the Russell Midcap Index no less frequently than once a month.

          The Portfolio will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the Portfolio's total assets would be hedged with futures and options under normal conditions;
(b) purchase futures contracts or write put options if, as a result, the Portfolio's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of the Portfolio's total assets under normal conditions; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the Portfolio would exceed 5% of the Portfolio's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.

FI Value Leaders Portfolio

          The Portfolio's investment objective is long-term growth of capital.

          The Portfolio will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the Portfolio's total assets would be hedged with futures and options under normal conditions;
(b) purchase futures contracts or write put options if, as a result, the Portfolio's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of the Portfolio's total assets under normal conditions; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the Portfolio would exceed 5% of the Portfolio's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.

Franklin Templeton Small Cap Growth Portfolio


          The Portfolio's investment objective is long-term capital growth.

          The Portfolio may invest up to 5% of its total assets in corporate debt securities that Franklin Advisers, Inc., the Portfolio's subadviser, believes have the potential for capital appreciation as a result of improvement in the creditworthiness of the issuer. The receipt of income from debt securities is incidental to the Portfolio's investment goal. The Portfolio may buy both rated and unrated debt securities. The Portfolio will invest in securities rated B or better by Moody's Investor's

Services, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") or unrated securities of comparable quality. Currently, however, the Portfolio does not intend to invest more than 5% of its assets in debt securities (including convertible debt securities) rated lower than BBB by S&P or Baa by Moody's or unrated securities of comparable quality.


Harris Oakmark Focused Value Portfolio

          The Portfolio's investment objective is long-term capital appreciation.

          Harris Associates L.P. ("Harris"), the Portfolio's subadviser, invests the Portfolio's assets primarily in common stocks of U.S. companies, although it may invest up to 25% of its total assets (valued at the time of investment) in non-U.S. dollar-denominated securities of U.S. or foreign companies (other than securities represented by American Depositary Receipts (as defined in "Investment Practices - Foreign Equity Depositary Receipts")). Although securities represented by American Depositary Receipts are not subject to the above referenced 25% restriction, Harris has no present intention to invest more than 25% of the Portfolio's total assets in American Depositary Receipts and securities of foreign issuers.

          Harris may invest the Portfolio's assets in debt securities, including high yield debt (as defined in "Investment Practices - Lower Rated Fixed-income Securities (High Yield Debt)") and securities that are not rated. There are no restrictions as to the ratings of debt securities Harris may acquire or the portion of the Portfolio's assets that Harris may invest in debt securities in a particular ratings category except that Harris will not invest more than 25% of the Portfolio's total assets in high yield debt.

          Harris may also invest up to 10% of the Portfolio's total assets in the aggregate in shares of other investment companies and up to 5% of its total assets in any one investment company, as long as no investment represents more than 3% of the outstanding voting stock of the acquired investment company at the time of investment.

          Harris may engage in lending of portfolio securities (as defined in "Investment Practices - Lending of Portfolio Securities") with up to 33 1/3 % of the Portfolio's total assets and in short sales (as defined in "Investment Practices - Short Sales 'Against the Box'") with up to 20% of its total assets.

          Harris may purchase and sell both call options and put options on securities (as defined in "Investment Practices -Purchasing and Selling Options on Securities") for the Portfolio. Harris does not expect to purchase a call option or a put option if the aggregate value of all call and put options held by the Portfolio would exceed 5% of its assets. Harris will write call options and put options for the Portfolio only if such options are "covered" (as defined in "Investment Practices - Purchasing and Selling Options on Securities" under the heading "Writing Covered Options").

          Harris has the flexibility to respond promptly to changes in market and economic conditions. In the interest of preserving shareholders' capital, Harris may employ a temporary defensive investment strategy if it determines such a strategy to be warranted. Pursuant to such a defensive strategy, Harris may hold the Portfolio's assets in cash (U.S. dollars, foreign currencies, or multinational currency units) and/or invest up to 100% of its assets in high quality debt securities or money market instruments of U.S. or foreign issuers. It is impossible to predict whether, when or for how long Harris will employ defensive strategies.

          In addition, pending investment of proceeds from new sales of the Portfolio's shares or to meet ordinary daily cash needs, Harris may temporarily hold the Portfolio's assets in cash (U.S. dollars, foreign currencies, or multinational currency units) and may invest any portion of its assets in money market instruments.

Harris Oakmark Large Cap Value Portfolio


          The Portfolio's investment objective is long-term capital appreciation.


          The Portfolio may not invest more than 2% of its net assets (valued at the time of investment) in warrants not listed on the New York or American stock exchanges, valued at cost, nor more than 5% of its net assets in all warrants, provided that warrants acquired in units or attached to other securities shall be deemed to be without value for purposes of this restriction.

          As a non-fundamental policy, the Portfolio may not purchase a call option or a put option if, immediately thereafter, the aggregate market value of all call and put options then held would exceed 10% of its net assets.

          The Portfolio may invest in forward foreign currency contracts.




Jennison Growth Portfolio

          The Portfolio's investment objective is long-term growth of capital.

          Jennison Associates LLC ("Jennison"), the Portfolio's subadviser, will normally invest at least 65% of the Portfolio's assets in equity-related securities of U.S. companies that exceed $1 billion in market capitalization and that Jennison believes have strong capital appreciation potential. These companies are generally considered to be in the medium-to-large capitalization range. The Portfolio may invest in common stocks, preferred stocks, convertible stocks and equity interests in partnerships, joint ventures and other noncorporate entities. The Portfolio may also invest in warrants and similar rights that can be exercised for equity securities. The Portfolio may invest up to 20% of its assets in money market instruments, U.S. government securities and derivatives. The Portfolio may invest up to 20% of its total assets in foreign securities. The 20% limitation on foreign securities does not include American Depositary Receipts ("ADRs") and other similar securities trading on U.S. exchanges or markets, through which the Portfolio may have exposure to foreign currencies.

          The Portfolio may not invest more than 5% of its total assets in unattached warrants or rights.

          The Portfolio may not, except as part of a merger, consolidation, acquisition or reorganization, invest more than 5% of the value of its total assets in the securities of any one investment company or more than 10% of the value of its total assets, in the aggregate, in the securities of two or more investment companies, or acquire more than 3% of the total outstanding voting securities of any one investment company; provided, however, that the Portfolio may invest in the securities of one or more investment companies to the extent permitted by any order of exemption granted by the Securities and Exchange Commission (the "SEC").

Loomis Sayles Small Cap Portfolio

          The Portfolio's investment objective is long-term capital growth from investments in common stocks or other equity securities.


          Loomis, Sayles & Company, L.P. ("Loomis Sayles") manages the Portfolio by investing primarily in stocks of small capitalization companies. Normally the Portfolio will invest at least 80% of its assets in equity securities of companies with market capitalizations that fall within the capitalization range of the Russell 2000 Index. The capitalization range of the Russell 2000 Index will vary due to the market value fluctuations of the stocks in the Index. The index is reconstituted annually, normally in June. Just following this reconstitution, the capitalization range of the Index may be significantly different than it was prior to the reconstitution.


          Under unusual market conditions as determined by Loomis Sayles, all or any portion of the Portfolio may be invested, for temporary, defensive purposes, in short-term debt instruments or in cash. In addition, under normal conditions, a portion of the Portfolio's assets may be invested in short-term assets for liquidity purposes or pending investment in other securities. Short-term investments may include U.S. Government securities, certificates of deposit, commercial paper and other obligations of corporate issuers rated in the top two rating categories by a major rating agency or, if unrated, determined to be of comparable quality by the subadviser, and repurchase agreements that are fully collateralized by cash, U.S. Government securities or high-quality money market instruments.

Met/Putnam Voyager Portfolio


          The Portfolio's investment objective is capital appreciation.


          The Portfolio may invest in inverse floating obligations, premium securities, and interest-only and principal-only classes of mortgage-backed securities ("IOs" and "POs") without limit. The Portfolio, however, currently does not intend to invest more than 15% of its assets in inverse floating obligations or more than 35% of its assets in IOs and POs under normal market conditions.

          The Portfolio may enter into repurchase agreements, amounting to not more than 25% of its total assets.

MFS Investors Trust Portfolio

          The Portfolio's investment objective is long-term growth of capital with a secondary objective to seek reasonable current income.

          Under normal conditions, Massachusetts Financial Services Company ("MFS") will invest at least 65% of the Portfolio's total assets in equity securities of companies that are believed to have long-term prospects for growth and income.

          Consistent with its investment objective and policies described above, the Portfolio may also invest up to 20% of its net assets in foreign securities (including ADRs) which are not traded on a U.S. exchange.

          The Portfolio may invest up to 5% of its assets in short sales "against the box."




MFS Total Return Portfolio

          The Portfolio's investment objective is a favorable total return through investment in a diversified portfolio.

          The Portfolio may lend securities it owns so long as such loans do not exceed 30% of the Portfolio's net assets.

          The Portfolio may invest up to 5% of its assets in short sales "against the box."

Neuberger Berman Partners Mid Cap Value Portfolio


          The Portfolio's investment objective is capital growth.


          The Portfolio normally may invest up to 35% of its total assets in debt securities and may invest up to 15% of its net assets in corporate debt securities rated below investment grade or unrated debt securities deemed by Neuberger Berman Management Inc., the Portfolio's subadviser, to be comparable to rated investment grade debt securities.

          Subsequent to its purchase by the Portfolio, an issue of debt securities may cease to be rated or its rating may be reduced, so that the securities would no longer be eligible for purchase by the Portfolio. In such a case, the Portfolio will engage in an orderly disposition of the downgraded securities to the extent necessary to ensure that the Portfolio's holdings of securities rated below investment grade and unrated debt securities deemed by Neuberger Berman Management Inc. to be comparable to rated investment grade debt securities will not exceed 15% of its net assets.

Salomon Brothers Strategic Bond Opportunities Portfolio

          The Portfolio's investment objective is to maximize total return consistent with preservation of capital.


          Based upon the assessment by Salomon Brothers Asset Management Inc ("SBAM") of the relative risks and opportunities available in various market segments, assets will be allocated among U.S. Government obligations, mortgage-backed securities, domestic and foreign corporate debt and sovereign debt securities rated investment grade (i.e., securities that earn one of the top four ratings from Moody's or S&P or any other nationally recognized rating agency; or, if the securities are unrated, judged by SBAM to be of similar quality) and domestic and foreign corporate debt and sovereign debt securities rated below investment grade. The Portfolio may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between a foreign sovereign entity and one or more financial institutions, in the form of participation in such Loans and assignments of all or a portion of such loans from third parties. See "Investment Practices-Loan Participations and Assignments" below.


          Depending on market conditions, the Portfolio may invest without limit in high yield debt, which involves significantly greater risks, including price volatility and risk of default in the payment of interest and principal, than investments in higher-quality securities. Although SBAM does not anticipate investing in excess of 75% of the Portfolio's assets in domestic and developing country debt securities that are rated below investment grade, the Portfolio may invest a greater percentage in such securities when, in the opinion of the subadviser, the yield available from such securities outweighs their additional risks. Certain of the debt securities in which the Portfolio may invest may be rated as low as "C" by Moody's or "D" by S&P or, if unrated, determined to be of comparable quality to securities so rated. Securities rated below investment grade quality are considered high yield, high risk securities and are commonly known as "high yield debt" or "junk bonds." See "Investment Practices - Lower Rated Fixed-Income Securities" below. See Appendix A for more complete information on bond ratings.

          In addition, the Portfolio may invest in securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities, including mortgage-backed securities, and may also invest in preferred stocks, convertible securities (including those issued in the Euromarket), securities carrying warrants to purchase equity securities, privately placed debt securities, stripped mortgage securities, zero coupon securities and inverse floaters.

          The Portfolio may, and SBAM anticipates that under certain market conditions it will, invest up to 100% of its assets in foreign securities, including Brady Bonds. Brady Bonds are debt obligations created through the exchange of commercial bank loans for new obligations under a plan introduced by former U.S. Treasury Secretary Nicholas Brady. See "Investment Practices-High Yield/High Risk Foreign Sovereign Debt Securities" below. There is no limit on the value of the Portfolio's assets that may be invested in the securities of any one country or in assets denominated in any one country's currency.

          The Portfolio may also invest in debt obligations issued or guaranteed by a foreign sovereign government or one of its agencies or political subdivisions and debt obligations issued or guaranteed by supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the "World Bank"), the European Coal and Steel Community, the Asian Development Bank and the Inter-American Development Bank. Such supranational issued instruments may be denominated in multi-national currency units.

          The Portfolio currently intends to invest substantially all of its assets in fixed-income securities. In order to maintain liquidity, the Portfolio may invest up to 20% of its assets in high-quality short-term money market instruments, provided, however, that short-term investment in securities for the forward settlement of trades is not included in this 20%.

          The Portfolio's subadviser has the discretion to select the range of maturities of the various fixed-income securities in which the Portfolio will invest. The weighted average maturity and the duration of the Portfolio may vary substantially from time to time depending on economic and market conditions.

          The Portfolio may purchase and sell (or write) exchange-listed and over-the-counter put and call options on securities, financial futures contracts, fixed-income indices and other financial instruments, enter into financial futures contracts, enter into interest rate transactions and enter into currency transactions. Interest rate transactions may take the form of swaps, structured notes, caps, floors and collars, and currency transactions may take the form of currency forward contracts, currency futures contracts, currency swaps and options on currencies or currency futures contracts.

          The Portfolio may lend securities it owns so long as such loans do not represent more than 20% of the Portfolio's assets.

          Although the Portfolio's investment objective is a high level of total return consistent with the preservation of capital, it frequently sells securities to reflect changes in market, industry or individual company conditions or outlook even though it may only have held those securities for a short period. As a result of these policies, the Portfolio, under certain market conditions, may experience high portfolio turnover, although specific portfolio turnover rates are impossible to predict. In recent years, the portfolio turnover rate of the Portfolio has fluctuated considerably as a result of strategic shifts in portfolio holdings designed to maintain an optimum portfolio structure in view of general market conditions and movements in individual stock prices. The Portfolio's use of reverse repurchase agreements and dollar rolls leads to higher portfolio turnover rates, which involve higher expenses.

Salomon Brothers U.S. Government Portfolio

          The Portfolio's investment objective is to maximize total return consistent with preservation of capital and maintenance of liquidity.

          SBAM seeks to achieve the Portfolio's investment objective by investing primarily in debt obligations (including mortgage-backed securities) issued or guaranteed by the U.S. Government or its agencies, authorities or instrumentalities, or repurchase agreements or derivative securities (such as collateralized mortgage obligations) backed by such securities.

          At least 80% of the total assets of the Portfolio will normally be invested in:

          (1) mortgage-backed securities guaranteed by the Government National Mortgage Association ("GNMA") which are supported by the full faith and credit of the U.S. Government. Such securities entitle the holder to receive all interest and principal payments when due, whether or not payments are actually made on the underlying mortgages;

          (2) U.S. Treasury obligations;

          (3) debt obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government which are backed by their own credit but are not necessarily backed by the full faith and credit of the U.S. Government;

          (4) mortgage-related securities guaranteed by agencies or instrumentalities of the U.S. Government which are supported by their own credit but not the full faith and credit of the U.S. Government, such as the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association ("FNMA");

          (5) repurchase agreements collateralized by any of the above; and

          (6) collateralized mortgage obligations issued by private issuers for which the underlying mortgage backed securities serving as collateral are backed
(i) by the credit of the U.S. Government agency or instrumentality which issues or guarantees the mortgage backed securities, or (ii) by the full faith and credit of the U.S. Government.

          Any guarantee of the securities in which the Portfolio invests runs only to principal and interest payments on the securities and not to the market value of such securities or the principal and interest payments on the underlying mortgages. In addition, the guarantee runs to the portfolio securities held by the Portfolio and not to the purchase of shares of the Portfolio.

          The Portfolio may purchase or write options on securities, options on securities indices and options on futures contracts and may buy or sell futures on financial instruments and securities indices.


          Up to 20% of the assets of the Portfolio may be invested in marketable debt securities of domestic issuers and of foreign issuers (payable in U.S. dollars) rated "investment grade" (i.e., securities that earn one of the top four ratings from Moody's or S&P or any other nationally recognized rating agency; or, if the securities are unrated, judged by SBAM to be of similar quality), convertible securities (including those issued in the Euromarket), securities carrying warrants to purchase equity securities and privately placed debt securities.


          The Portfolio may lend securities it owns so long as such loans do not represent more than 20% of the Portfolio's assets.

Scudder Global Equity Portfolio


          The Portfolio's investment objective is long-term growth of capital.


          The Portfolio may not enter into either of reverse repurchase agreements or dollar rolls in an amount greater than 5% of its total assets.

          As a non-fundamental policy, the Portfolio may not purchase options, unless the aggregate premiums paid on all such options held by the Portfolio at any time do not exceed 20% of its total assets.

          The Portfolio may not purchase warrants if as a result, such securities, taken at the lower of cost or market value, would represent more than 5% of the value of the Portfolio's total assets (for this purpose, warrants acquired in units or attached to securities will be deemed to have no value).


          The Portfolio may not invest more than 5% of its total assets in debt securities that are rated Baa or below by Moody's or BBB or below by S&P, or deemed by Deutsche Investment Management Americas Inc., the Portfolio's subadviser, to be of comparable quality.


State Street Research Aggressive Growth Portfolio


          The Portfolio's investment objective is maximum capital appreciation.


          As a non-fundamental policy, the Portfolio may not engage in transactions in options except that investments in essentially financial items or arrangements such as, but not limited to, options on securities, securities indices, interest rates and currencies, and options on futures on securities, securities indices, interest rates and currencies shall not be deemed investments in options.

          It is the Portfolio's policy not to make an investment in restricted securities, including Rule 144A Securities, if, as a result, more than 35% of the Portfolio's total assets are invested in restricted securities, provided not more than 10% of the Portfolio's total assets are invested in restricted securities other than Rule 144A Securities.

          Repurchase agreements will be limited to 30% of the Portfolio's net assets, except that repurchase agreements extending for more than seven days when combined with any other illiquid securities, as determined by State Street Research & Management Company ("State Street Research"), the Portfolio's subadviser, held by the Portfolio will be limited to 15% of the Portfolio's net assets.


          The Portfolio may hold up to 100% of its assets in cash or high-quality debt securities for temporary defensive purposes. The Portfolio will adopt a temporary defensive position when, in the opinion of State Street Research, such a position is more likely to provide protection against adverse market conditions than adherence to the Portfolio's other investment policies. The types of high-quality instruments in which the Portfolio may invest for such purposes include money market securities, such as repurchase agreements, and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, certificates of deposit, time deposits and bankers' acceptances of certain qualified financial institutions and corporate commercial paper, which at the time of purchase are rated at least within the "A" major rating category by S&P or the "Prime" major rating category by Moody's, or, if not rated, issued by companies having an outstanding long-term unsecured debt issue rated at least within the "A" category by S&P or Moody's.


          Securities Ratings Policies. When securities are rated by one or more independent rating agencies, the Portfolio uses these ratings to determine credit quality. The Portfolio may invest in debt instruments which are split rated; for example, rated investment grade by one rating agency, but lower than investment grade by the other. Where an investment is split rated, the Portfolio may invest on the basis of the higher rating. Also, the Portfolio may invest in debt securities that are unrated. If a security is unrated, the Portfolio may assign it to a given category based on its own credit research.

State Street Research Aurora Portfolio


          The Portfolio's investment objective is high total return, consisting principally of capital appreciation.


          As a non-fundamental policy, the Portfolio may not to engage in transactions in options except in connection with options on securities, securities indices and currencies, and options on futures on securities, securities indices and currencies.

          Repurchase agreements will be limited to 30% of the Portfolio's net assets, except that repurchase agreements extending for more than seven days when combined with any other illiquid securities, as determined by State Street Research, held by the Portfolio will be limited to 15% of the Portfolio's net assets.

          It is the Portfolio's policy not to make an investment in restricted securities, including Rule 144A Securities, if, as a result, more than 35% of the Portfolio's total assets are invested in restricted securities, provided not more than 10% of the Portfolio's total assets are invested in restricted securities other than Rule 144A Securities.


          The Portfolio may hold up to 100% of its assets in cash or high-quality debt securities for temporary defensive purposes. The Portfolio will adopt a temporary defensive position when, in the opinion of State Street Research, such a position is more likely to provide protection against adverse market conditions than adherence to the Portfolio's other investment policies. The types of high-quality instruments in which the Portfolio may invest for such purposes include money market securities, such as repurchase agreements, and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, certificates of deposit, time deposits and bankers' acceptances of certain qualified financial institutions and corporate commercial paper, which at the time of purchase are rated at least within the "A" major rating category by S&P or the "Prime" major rating category by Moody's, or, if not rated, issued by companies having an outstanding long-term unsecured debt issue rated at least within the "A" category by S&P or Moody's.


          Securities Ratings Policies. When securities are rated by one or more independent rating agencies, the Portfolio uses these ratings to determine credit quality. The Portfolio may invest in debt instruments which are split rated; for example, rated investment grade by one rating agency, but lower than investment grade by the other. Where an investment is split rated, the Portfolio may invest on the basis of the higher rating. Also, the Portfolio may invest in debt securities that are unrated. If a security is unrated, the Portfolio may assign it to a given category based on its own credit research.

State Street Research Bond Income Portfolio

          The Portfolio's investment objective is a competitive total return primarily from investing in fixed-income securities.

          The Portfolio may lend securities it owns so long as such loans do not exceed 33 1/3% of the Portfolio's total assets.


          The Portfolio may hold up to 100% of its assets in cash or high-quality debt securities for temporary defensive purposes. The Portfolio will adopt a temporary defensive position when, in the opinion of State Street Research, such a position is more likely to provide protection against adverse market conditions than adherence to the Portfolio's other investment policies. The types of high-quality instruments in which the Portfolio may invest for such purposes include money market securities, such as repurchase agreements, and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, certificates of deposit, time deposits and bankers' acceptances of certain qualified financial institutions and corporate commercial paper, which at the time of purchase are rated at least within the "A" major rating category by S&P or the "Prime" major rating category by Moody's, or, if not rated, issued by companies having an outstanding long-term unsecured debt issue rated at least within the "A" category by S&P or Moody's.


          Securities Ratings Policies. When securities are rated by one or more independent rating agencies, the Portfolio uses these ratings to determine credit quality. The Portfolio may invest in debt instruments which are split rated; for example, rated investment grade by one rating agency, but lower than investment grade by the other. Where an investment is split rated, the Portfolio may invest on the basis of the higher rating. Also, the Portfolio may invest in debt securities that are unrated. If a security is unrated, the Portfolio may assign it to a given category based on its own credit research.

State Street Research Diversified Portfolio


          The Portfolio's investment objective is high total return while attempting to limit investment risk and preserve capital.


          As a non-fundamental policy, the Portfolio may not engage in transactions in options except in connection with options on securities, securities indices, currencies and interest rates, and options on futures on securities, securities indices, currencies and interest rates.

          It is the Portfolio's policy not to make an investment in restricted securities, including Rule 144A Securities, if, as a result, more than 15% of the Portfolio's total assets are invested in restricted securities, provided not more than 50% of the Portfolio's total assets are invested in restricted securities other than Rule 144A Securities.

          The Portfolio may hold up to 100% of its assets in cash or high-quality debt securities for temporary defensive purposes. The Portfolio will adopt a temporary defensive position when, in the opinion of State Street Research, such a position is more likely to provide protection against adverse market conditions than adherence to the Portfolio's other investment policies. The types of high-quality instruments in which the Portfolio may invest for such purposes include money market securities, such as repurchase agreements, and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, certificates of deposit, time deposits and bankers' acceptances of certain qualified financial institutions and corporate commercial paper, which at the time of purchase are rated at least within the "A" major rating category by S&P or the "Prime" major rating category by Moody's, or, if not rated, issued by companies having an outstanding long-term unsecured debt issue rated at least within the "A" category by S&P or Moody's.


State Street Research Investment Trust Portfolio


          The Portfolio's investment objective is long-term growth of capital and income.


          It is the Portfolio's policy not to make an investment in restricted securities, including Rule 144A Securities, if, as a result, more than 15% of the Portfolio's total assets are invested in restricted securities, provided not more than 10% of the Portfolio's total assets are invested in restricted securities other than Rule 144A Securities.


          The Portfolio may hold up to 100% of its assets in cash or high-quality debt securities for temporary defensive purposes. The Portfolio will adopt a temporary defensive position when, in the opinion of State Street Research, such a position is more likely to provide protection against adverse market conditions than adherence to the Portfolio's other investment policies. The types of high-quality instruments in which the Portfolio may invest for such purposes include money market securities, such as repurchase agreements, and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, certificates of deposit, time deposits and bankers' acceptances of certain qualified financial institutions and corporate commercial paper, which at the time of purchase are rated at least within the "A" major rating category by S&P or the "Prime" major rating category by Moody's, or, if not rated, issued by companies having an outstanding long-term unsecured debt issue rated at least within the "A" category by S&P or Moody's.


          Securities Ratings Policies. When securities are rated by one or more independent rating agencies, the Portfolio uses these ratings to determine credit quality. The Portfolio may invest in debt instruments which are split rated; for example, rated investment grade by one rating agency, but lower than investment grade by the other. Where an investment is split rated, the Portfolio may invest on the basis of the higher rating. Also, the Portfolio may invest in debt securities that are unrated. If a security is unrated, the Portfolio may assign it to a given category based on its own credit research.

State Street Research Large Cap Growth Portfolio


          The Portfolio's investment objective is long-term growth of capital.


          The Portfolio may not engage in transactions in options except in connection with options on securities, securities indices, currencies and interest rates, and options on futures on securities, securities indices, currencies and interest rates.

          It is the Portfolio's policy not to make an investment in restricted securities, including Rule 144A Securities, if, as a result, more than 50% of the Portfolio's total assets are invested in restricted securities, provided not more than 15% of the Portfolio's total assets are invested in restricted securities other than Rule 144A Securities.


          The Portfolio may invest without limitation in securities of non-U.S. issuers directly, or indirectly in the form of ADRs, European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs").

          The Portfolio may hold up to 100% of its assets in cash or high-quality debt securities for temporary defensive purposes. The Portfolio will adopt a temporary defensive position when, in the opinion of State Street Research, such a position is more likely to provide protection against adverse market conditions than adherence to the Portfolio's other investment policies. The types of high-quality instruments in which the Portfolio may invest for such purposes include money market securities, such as repurchase agreements, and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, certificates of deposit, time deposits and bankers' acceptances of certain qualified financial institutions and corporate commercial paper, which at the time of purchase are rated at least within the "A" major rating category by S&P or the "Prime" major rating category by Moody's, or, if not rated, issued by companies having an outstanding long-term unsecured debt issue rated at least within the "A" category by S&P or Moody's.


          Securities Ratings Policies. When securities are rated by one or more independent rating agencies, the Portfolio uses these ratings to determine credit quality. The Portfolio may invest in debt instruments which are split rated; for example, rated investment grade by one rating agency, but lower than investment grade by the other. Where an investment is split rated, the Portfolio may invest on the basis of the higher rating. Also, the Portfolio may invest in debt securities that are unrated. If a security is unrated, the Portfolio may assign it to a given category based on its own credit research.

State Street Research Large Cap Value Portfolio


          The Portfolio's investment objective is long-term growth of capital.


          It is the Portfolio's policy not to make an investment in restricted securities, including Rule 144A Securities, if, as a result, more than 35% of the Portfolio's total assets are invested in restricted securities, provided not more than 10% of the Portfolio's total assets are invested in restricted securities other than Rule 144A Securities.

          Repurchase agreements will be limited to 30% of the Portfolio's net assets, except that repurchase agreements extending for more than seven days when combined with any other illiquid securities, as determined by State Street Research, held by the Portfolio will be limited to 15% of the Portfolio's net assets.


          The Portfolio may hold up to 100% of its assets in cash or high-quality debt securities for temporary defensive purposes. The Portfolio will adopt a temporary defensive position when, in the opinion of State Street Research, such a position is more likely to provide protection against adverse market conditions than adherence to the Portfolio's other investment policies. The types of high-quality instruments in which the Portfolio may invest for such purposes include money market securities, such as repurchase agreements, and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, certificates of deposit, time deposits and bankers' acceptances of certain qualified financial institutions and corporate commercial paper, which at the time of purchase are rated at least within the "A" major rating category by S&P or the "Prime" major rating category by Moody's, or, if not rated, issued by companies having an outstanding long-term unsecured debt issue rated at least within the "A" category by S&P or Moody's.


          Securities Ratings Policies. When securities are rated by one or more independent rating agencies, the Portfolio uses these ratings to determine credit quality. The Portfolio may invest in debt instruments which are split rated; for example, rated investment grade by one rating agency, but lower than investment grade by the other. Where an investment is split rated, the Portfolio may invest on the basis of the higher rating. Also, the Portfolio may invest in debt securities that are unrated. If a security is unrated, the Portfolio may assign it to a given category based on its own credit research.

State Street Research Money Market Portfolio

          The Portfolio's investment objective is a high level of current income consistent with preservation of capital.

          In determining how much of the Portfolio's investments are in a given industry, securities issued by foreign governments are excluded. Companies engaged in the business of financing may be classified according to the industries of their parent or sponsor companies, or industries that otherwise most affect such financing companies. Issuers of asset-backed pools will be classified as separate industries based on the nature of the underlying assets, such as mortgages and credit card receivables. "Asset-backed mortgages" includes private pools of nongovernment-backed mortgages.

          The Portfolio may elect to concentrate its investments in obligations of domestic banks, including certain U.S. branches and agencies of foreign banks and certain foreign branches of U.S. banks. The Portfolio expects that investment, if any, in such obligations will consist principally of obligations which are issued by U.S. branches and agencies of foreign banks for sale in the U.S., subject to the belief of State Street Research that the risks described below are reduced in the case of such bank obligations. The Portfolio also may invest up to 25% of its total assets in obligations of foreign banks located abroad and obligations of foreign branches of domestic banks not having a guarantee of a U.S. bank. This 25% limit does not apply to investments in U.S. branches of foreign banks, which may be considered domestic banks if it can be demonstrated that they are subject to the same regulation as U.S. banks.

          All the Portfolio's investments mature in less than 397 days and the average maturity of the Portfolio's securities based on their dollar value will not exceed 90 days at the time of each investment. Money market instruments maturing in less than 397 days tend to yield less than obligations of comparable quality having longer maturities. See "Determination of Net Asset Values." Where obligations of greater than one year are used to secure the Portfolio's repurchase agreements, the repurchase agreements themselves will have very short maturities. If the disposition of a portfolio security results in a dollar-weighted average portfolio maturity in excess of 90 days, the Portfolio will invest its available cash in such a manner as to reduce its dollar-weighted average portfolio maturity to 90 days or less as soon as reasonably practicable.


          In seeking to provide the highest possible level of current income consistent with preservation of capital, the Portfolio may not necessarily invest in money market instruments paying the highest available yield at a particular time. The Portfolio, consistent with its investment objective, attempts to maximize income by engaging in portfolio trading and by buying and selling portfolio investments in anticipation of or in response to changing economic and money market conditions and trends. The Portfolio may also invest to take advantage of what are believed to be temporary disparities in the yields of different segments of the high grade money market or among particular instruments within the same segment of the market. These policies, as well as the relatively short maturity of obligations to be purchased by the Portfolio, may result in frequent changes in the Portfolio's investment portfolio of money market instruments. The value of the securities in the Portfolio's investment portfolio can be expected to vary inversely to changes in prevailing interest rates. Thus, if interest rates increase after a security is purchased, that security, if sold, might be sold at less than cost. Conversely, if interest rates decline after purchase, the security, if sold, might be sold at a profit. In either instance, if the security were held to maturity, no gain or loss would normally be realized as a result of these fluctuations. Substantial redemptions of shares of the Portfolio could require the sale of portfolio investments at a time when a sale might not be desirable.

T. Rowe Price Large Cap Growth Portfolio

          The Portfolio's investment objective is long-term growth of capital and, secondarily, income.

          The Portfolio may not purchase securities of open-end or closed-end investment companies except (i) in compliance with the Investment Company Act of 1940, as amended (the "1940 Act") or (ii) securities of the T. Rowe Price Reserve Investment or Government Reserve Investment Funds.

          The Portfolio may not purchase participations or other direct interests in or enter into leases with respect to oil, gas, or other mineral exploration or development programs if, as a result thereof, more than 5% of the value of the total assets of the Portfolio would be invested in such programs.

          The Portfolio may not invest in warrants if, as a result thereof, more than 10% of the value of the net assets of the Portfolio would be invested in warrants.

T. Rowe Price Small Cap Growth Portfolio


          The Portfolio's investment objective is long-term capital growth.


          The Portfolio may not purchase securities of open-end or closed-end investment companies except (i) in compliance with the 1940 Act or (ii) securities of the T. Rowe Price Reserve Investment or Government Reserve Investment Funds.

          The Portfolio may not purchase participations or other direct interests in or enter into leases with respect to oil, gas, or other mineral exploration or development programs if, as a result thereof, more than 5% of the value of the total assets of the Portfolio would be invested in such programs.

          The Portfolio may not invest in warrants if, as a result thereof, more than 10% of the value of the net assets of the Portfolio would be invested in warrants.

Zenith Equity Portfolio

          The Portfolio's investment objective is long-term capital appreciation.

          The Portfolio seeks to achieve its investment objective by investing in three other Portfolios of the Fund. MetLife Advisers, LLC ("MetLife Advisers") invests the Portfolio's assets equally among Capital Guardian U.S. Equity, Jennison Growth and FI Value Leaders (the "Underlying Portfolios"). MetLife Advisers maintains this equal division of assets among the Underlying Portfolios by rebalancing the Portfolio's assets each fiscal quarter. Each Underlying Portfolio has a different subadviser who will use a separate set of investment strategies, exposing each Underlying Portfolio to its own investment risks.

          For information regarding the investment strategies of the Underlying Portfolios, and the risks associated with those strategies, please refer to the information above which relates to the Underlying Portfolios and the sections below entitled "Investment Restrictions" and "Investment Practices."

                             INVESTMENT RESTRICTIONS

          The following is a description of fundamental and non-fundamental restrictions on the investments to be made by the thirty-three Portfolios. Fundamental restrictions may not be changed without the approval of a majority of the outstanding voting securities of the relevant Portfolio. Non-fundamental restrictions may be changed without such vote. Percentage tests regarding any investment restriction apply only at the time that a Portfolio is making that investment. State insurance laws and regulations may impose additional limitations on a Portfolio's investments, including its ability to borrow, lend, and use options, futures and other derivative instruments. In addition, these laws may require that a Portfolio's investments meet additional diversification or other requirements. A policy is fundamental only if the Prospectus or this SAI states that it is fundamental or that it may be changed only by shareholder vote.

Fundamental Investment Restrictions
-----------------------------------


          Each of FI Mid Cap Opportunities, Franklin Templeton Small Cap Growth, Harris Oakmark Large Cap Value, Lehman Brothers Aggregate Bond Index, MetLife Mid Cap Stock Index, MetLife Stock Index, Met/Putnam Voyager, Morgan Stanley EAFE Index, Neuberger Berman Partners Mid Cap Value, Russell 2000 Index, State Street Research Aggressive Growth, State Street Research Aurora, State Street Research Diversified, State Street Research Investment Trust, State Street Research Large Cap Value, Scudder Global Equity, T. Rowe Price Large Cap Growth and T. Rowe Price Small Cap Growth may not:


     1. (a) Borrow money to purchase securities or purchase securities on margin; (b) borrow money more than 5% of total assets for extraordinary or emergency purposes (e.g., to honor redemption requests which might otherwise require the sale of securities at an inopportune time); or (c) borrow in the form of short-term credits necessary to clear Portfolio transactions or to enter into reverse repurchase agreements with banks, together with amounts borrowed for extraordinary or emergency purposes, more than 1/3 of the amount by which total assets exceed total liabilities (excluding the liabilities represented by such obligations). The investment restrictions in (b) and (c) above do not apply to Scudder Global Equity.

     2. Engage in the underwriting of securities of other issuers except to the extent that in selling portfolio securities it may be deemed to be a "statutory" underwriter for purposes of the Securities Act of 1933.

     3.   Issue senior securities.

     4.   Sell call options which are not covered options.

     5. Make loans but this shall not prohibit a Portfolio from entering into repurchase agreements or purchasing bonds, notes, debentures or other obligations of a character customarily purchased by institutional or individual investors.

     6. Invest more than 10% of total assets (including REITs) in real estate interests, including real estate mortgage loans, provided that the limit shall not restrict investments in exchange-traded real estate investment trusts and shares of other real estate companies.

     7. Invest more than 25% of total assets in securities issued by companies primarily engaged in any one industry; provided that: (a) utilities will be considered separate industries according to type of service;
          (b) oil and oil related companies will be considered separate industries according to type (e.g., domestic crude oil and gas producers, domestic integrated oil companies, international oil companies, and oil service companies will each be deemed a separate industry); and
          (c) savings, loan associations, and finance companies will be considered separate industries. For these purposes, money market instruments issued by a foreign branch of a domestic bank will not be deemed to be an investment in a domestic bank. The Fund will disclose when more than 25% of these above-mentioned Portfolios' total assets are invested in four oil related industries.

          With respect to these above-mentioned Portfolios, if the Prospectus or this SAI specifically states that one or more of such Portfolios may engage in practices that would otherwise violate a fundamental policy, such exception is also part of such Portfolios' fundamental policies. (On the other hand, any policy set forth in the Prospectus or in the "Investment Objectives and Policies" section of this SAI for these Portfolios that is more restrictive than any fundamental policy on the same subject may be changed without any shareholder vote.)


          None of Capital Guardian U.S. Equity, Davis Venture Value, FI Value Leaders, Harris Oakmark Focused Value, Jennison Growth, Loomis Sayles Small Cap, MFS Investors Trust, MFS Total Return, Salomon Brothers Strategic Bond Opportunities, Salomon Brothers U.S. Government, State Street Research Bond Income, State Street Research Large Cap Growth, State Street Research Money Market and Zenith Equity will:


     1. Borrow money, except to the extent permitted by applicable law, regulation or order;


     2. Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under certain federal securities laws;


     3. Purchase or sell real estate, except that, consistent with its investment policies, the Portfolio may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein;

     4. Purchase or sell commodities or commodity contracts, except that, consistent with its investment policies, the Portfolio may purchase and sell financial futures contracts and options and may enter into swap agreements, foreign exchange contracts and other financial transactions not requiring the delivery of physical commodities;

     5. Make loans, except by purchasing debt obligations in which the Portfolio may invest consistent with its investment policies, by entering into repurchase agreements, by lending its portfolio securities, or as otherwise permitted by applicable law, regulation or order;

     6. Purchase securities (other than (i) securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, (ii) securities of a registered investment company, and (iii) in the case of State Street Research Money Market, bank instruments issued by domestic banks and U.S. branches of foreign banks) if, as a result of such purchase, more than 25% of the total assets of the Portfolio (as of the time of investment) would be invested in any one industry, except to the extent permitted by applicable law, regulation or order; or

     7. Issue any senior securities except to the extent permitted by applicable law, regulation or order (for purposes of this restriction, collateral arrangements with respect to any type of swap, option, forward contract or futures contract and collateral arrangements with respect to initial and variation margin are not deemed to involve the issuance of a senior security).

The following sets out additional fundamental policies and restrictions for certain Portfolios:

FI International Stock Portfolio

As a fundamental policy, the Portfolio may not:

     a.   Lend portfolio securities in excess of 20% of total assets.

     b. Invest in commodities or commodity contracts; provided that the Portfolio may (i) as a non-fundamental investment policy, purchase and sell futures contracts (on recognized futures exchanges) on debt securities and indices of debt securities as a hedge against or to minimize adverse principal fluctuations resulting from anticipated interest rate changes or to adjust exposure to the bond market; (ii) purchase and sell futures contracts (on recognized futures exchanges) on equity securities or stock indices as a hedge or to enhance return (the recognized exchange requirement is a non-fundamental policy);
          (iii) purchase and sell currency futures contracts (on recognized futures exchanges) as a hedge or to adjust exposure to the currency market (the recognized exchange requirement and limitation as to purpose are non-fundamental policies); (iv) sell covered call options on and purchase put and call options contracts on futures contracts (on recognized futures exchanges) of the type and for the same reasons the Portfolio is permitted to enter futures contracts (other than the requirement that the Portfolio be permitted to enter into futures contracts, this policy in (iv) is non-fundamental); and (v) sell covered put options on futures contracts (on recognized futures exchanges) of the type and for the same reasons the Portfolio is permitted to enter into futures contracts. The policies in (i) and
          (iv) above are permitted only if either (a) the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures, does not exceed 5% of total assets or
          (b) the aggregate notional value of positions in futures and options on futures does not exceed the liquidation value of the Portfolio's assets (excluding "in the money" and "bona fide hedging" as defined by the Commodity Futures Trading Commission (the "CFTC")). The policies in (ii), (iii) and (v) above are permitted so long as the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures does not exceed 5% of total assets (excluding "in the money" and "bona fide hedging" as defined by the CFTC).

Sell put options other than to close out option positions previously entered into; provided that the Portfolio may (i) sell covered put options on securities and stock indices to earn additional income, as a hedge against or to minimize anticipated loss in value; and (ii) sell covered put options on currencies as a hedge against anticipated declines in currency exchange rates in which securities are held or to be purchased or to earn additional income.

Franklin Templeton Small Cap Growth Portfolio

As a fundamental policy, the Portfolio may not:


     a. Invest more than 25% of total assets in foreign securities (including investments through European Depositary Receipts ("EDRs") and International Depositary Receipts ("IDRs"), but excluding investments through American Depositary Receipts ("ADRs")).


     b.   Lend portfolio securities in excess of 20% of total assets.

     c. Invest in commodities or commodity contracts; provided that the Portfolio may (i) as a non-fundamental investment policy, purchase and sell futures contracts (on recognized futures exchanges) on debt securities and indices of debt securities as a hedge against or to minimize adverse principal fluctuations resulting from anticipated interest rate changes or to adjust exposure to the bond market; (ii) purchase and sell futures contracts (on recognized futures exchanges) on equity securities or stock indices as a hedge or to enhance return (the recognized exchange requirement is a non-fundamental policy);
          (iii) purchase and sell currency futures contracts (on recognized futures exchanges) as a hedge or to adjust exposure to the currency market (the recognized exchange requirement and limitation as to purpose are non-fundamental policies); (iv) sell covered call options on and purchase put and call options contracts on futures contracts (on recognized futures exchanges) of the type and for the same reasons the Portfolio is permitted to enter futures contracts (other than the requirement that the Portfolio be permitted to enter into futures contracts, this policy in (iv) is non-fundamental); and (v) sell covered put options on futures contracts (on recognized futures exchanges) of the type and for the same reasons the Portfolio is permitted to enter into futures contracts. The policies in (i) and
          (iv) above are permitted only if either (a) the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures, does not exceed 5% of total assets or
          (b) the aggregate notional value of positions in futures and options on futures does not exceed the liquidation value of the Portfolio's assets (excluding "in the money" and "bona fide hedging" as defined by the Commodity Futures Trading Commission (the "CFTC")). The policies in (ii), (iii) and (v) above are permitted so long as the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures does not exceed 5% of total assets (excluding "in the money" and "bona fide hedging" as defined by the CFTC).

     d. Sell put options other than to close out option positions previously entered into; provided that the Portfolio may sell covered put options on securities and stock indices to earn additional income, as a hedge against or to minimize anticipated loss in value.

Harris Oakmark Large Cap Value Portfolio

As a fundamental policy, the Portfolio may not:


     a. Invest more than 25% of total assets in foreign securities (including investments through European Depositary Receipts ("EDRs") and International Depositary Receipts ("IDRs"), but excluding investments through American Depositary Receipts ("ADRs")).


     b. Lend portfolio securities in excess of 33 1/3% of total assets.

     c. Sell put options other than to close out option positions previously entered into.

     d. Invest in commodities or commodity contracts; provided that the Portfolio may (i) as a non-fundamental investment policy, purchase and sell futures contracts (on recognized futures exchanges) on debt securities and indices of debt securities as a hedge against or to minimize adverse principal fluctuations resulting from anticipated interest rate changes or to adjust exposure to the bond market; and
          (ii) sell covered call options on and purchase put and call options contracts on futures contracts (on recognized futures exchanges) of the type and for the same reasons the Portfolio is permitted to enter futures contracts (other than the requirement that the Portfolio be permitted to enter into futures contracts, this policy in (ii) is non-fundamental). The policies in (i) and (ii) above are permitted only if either (a) the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures, does not exceed 5% of total assets or (b) the aggregate notional value of positions in futures and options on futures does not exceed the liquidation value of the Portfolio's assets (excluding "in the money" and "bona fide hedging" as defined by the Commodity Futures Trading Commission). The Portfolio's policy to not purchase and sell futures contracts (on recognized futures exchanges) on equity securities or stock indices as a hedge or to enhance return is a non-fundamental policy.


FI Mid Cap Opportunities Portfolio


As a fundamental policy, the Portfolio may not:


     a. Invest more than 30% of total assets in foreign securities (including investments through European Depositary Receipts ("EDRs") and International Depositary Receipts ("IDRs"), but excluding investments through American Depositary Receipts ("ADRs")) denominated in a foreign currency and not publicly traded in the U.S.


     b.   Lend portfolio securities in excess of 25% of total assets.

     c. Invest in commodities or commodity contracts; provided that the Portfolio may (i) as a non-fundamental investment policy, purchase and sell futures contracts (on recognized futures exchanges) on debt securities and indices of debt securities as a hedge against or to minimize adverse principal fluctuations resulting from anticipated interest rate changes or to adjust exposure to the bond market; (ii) purchase and sell futures contracts (on recognized futures exchanges) on equity securities or stock indices as a hedge or to enhance return (the recognized exchange requirement is a non-fundamental policy);
          (iii) purchase and sell currency futures contracts (on recognized futures exchanges) as a hedge or to adjust exposure to the currency market (the recognized exchange requirement and limitation as to purpose are non-fundamental policies); (iv) sell covered call options on and purchase put and call options contracts on futures contracts (on recognized futures exchanges) of the type and for the same reasons the Portfolio is permitted to enter futures contracts (other than the requirement that the Portfolio be permitted to enter into futures contracts, this policy in (iv) is non-fundamental); and (v) sell covered put options on futures contracts (on recognized futures exchanges) of the type and for the same reasons the Portfolio is permitted to enter into futures contracts. The policies in (i) and
          (iv) above are permitted only if either (a) the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures, does not exceed 5% of total assets or
          (b) the aggregate notional value of positions in futures and options on futures does not exceed the liquidation value of the Portfolio's assets (excluding "in the money" and "bona fide hedging" as defined by the Commodity Futures Trading Commission (the "CFTC")). The policies in (ii), (iii) and (v) above are permitted so long as the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures does not exceed 5% of total assets (excluding "in the money" and "bona fide hedging" as defined by the CFTC).

     d. Sell put options other than to close out option positions previously entered into; provided that the Portfolio may (i) sell covered put options on securities and stock indices to earn additional income, as a hedge against or to minimize anticipated loss in value; and (ii) sell covered put options on currencies as a hedge against anticipated declines in currency exchange rates in which securities are held or to be purchased or to earn additional income.

Lehman Brothers(R) Aggregate Bond Index Portfolio

As a fundamental policy, the Portfolio may not:

     a. Lend portfolio securities in excess of 33 1/3% of total assets.

     b. Invest in commodities or commodity contracts; provided that the Portfolio may (i) as a non-fundamental investment policy, purchase and sell futures contracts (on recognized futures exchanges) on debt securities and indices of debt securities as a hedge against or to minimize adverse principal fluctuations resulting from anticipated interest rate changes or to adjust exposure to the bond market; and
          (ii) sell covered call options on and purchase put and call options contracts on futures contracts (on recognized futures exchanges) of the type and for the same reasons the Portfolio is permitted to enter futures contracts (other than the requirement that the Portfolio be permitted to enter into futures contracts, this policy in (ii) is non-fundamental). The policies in (i) and (ii) above are permitted only if either (a) the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures, does not exceed 5% of total assets or (b) the aggregate notional value of positions in futures and options on futures does not exceed the liquidation value of the Portfolio's assets (excluding "in the money" and "bona fide hedging" as defined by the Commodity Futures Trading Commission). The Portfolio's policy to not purchase and sell futures contracts (on recognized futures exchanges) on equity securities or stock indices as a hedge or to enhance return is a non-fundamental policy.

     c. Sell put options other than to close out option positions previously entered into.

     d. For purposes of the application of the industry concentration fundamental investment restriction in 7 above to the Portfolio, companies engaged in the business of financing may be classified according to the industries of their parent or sponsor companies, or industries that otherwise most affect the financing companies.

MetLife Stock Index Portfolio

As a fundamental policy, the Portfolio may not:


     a. Invest more than 10% of total assets in foreign securities (including investments through European Depositary Receipts ("EDRs") and International Depositary Receipts ("IDRs"), but excluding investments through American Depositary Receipts ("ADRs")) except 25% of total assets may be invested in securities issued, assumed, or guaranteed by foreign governments or their political subdivisions or instrumentalities; assumed or guaranteed by domestic issuers; or issued, assumed, or guaranteed by foreign issuers with a class of securities listed on NYSE.


     b.   Lend portfolio securities in excess of 20% of total assets.

     c. Invest in commodities or commodity contracts; provided that the Portfolio may (i) as a non-fundamental investment policy, purchase and sell futures contracts (on recognized futures exchanges) on debt securities and indices of debt securities as a hedge against or to minimize adverse principal fluctuations resulting from anticipated interest rate changes or to adjust exposure to the bond market; (ii) purchase and sell futures contracts (on recognized futures exchanges) on equity securities or stock indices as a hedge or to enhance return (the recognized exchange requirement is a non-fundamental policy); and
          (iii) sell covered call options on and purchase put and call options contracts on futures contracts (on recognized futures exchanges) of the type and for the same reasons the Portfolio is permitted to enter futures contracts (other than the requirement that the Portfolio be permitted to enter into futures contracts, this policy in (iii) is non-fundamental). The policies in (i) and (iii) above are permitted only if either (a) the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures, does not exceed 5% of total assets or (b) the aggregate notional value of positions in futures and options on futures does not exceed the liquidation value of the Portfolio's assets (excluding "in the money" and "bona fide hedging" as defined by the Commodity Futures Trading Commission (the "CFTC")). The policies in (ii) above are permitted so long as the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures does not exceed 5% of total assets (excluding "in the money" and "bona fide hedging" as defined by the CFTC).

     d. Sell put options other than to close out option positions previously entered into.

Met/Putnam Voyager Portfolio

As a fundamental policy, the Portfolio may not:


     a. Invest more than 10% of total assets in foreign securities (including investments through European Depositary Receipts ("EDRs") and International Depositary Receipts ("IDRs"), but excluding investments through American Depositary Receipts ("ADRs")) except that 25% of total assets may be invested in securities issued, assumed, or guaranteed by foreign governments or their political subdivisions or instrumentalities; assumed or guaranteed by domestic issuers; or issued, assumed, or guaranteed by foreign issuers with a class of securities listed on NYSE.


     b. Lend portfolio securities in excess of 33 1/3% of total assets.

     c. Invest in commodities or commodity contracts; provided that the Portfolio may (i) as a non-fundamental investment policy, purchase and sell futures contracts (on recognized futures exchanges) on debt securities and indices of debt securities as a hedge against or to minimize adverse principal fluctuations resulting from anticipated interest rate changes or to adjust exposure to the bond market; (ii) purchase and sell futures contracts (on recognized futures exchanges) on equity securities or stock indices as a hedge or to enhance return (the recognized exchange requirement is a non-fundamental policy);
          (iii) sell covered call options on and purchase put and call options contracts on futures contracts (on recognized futures exchanges) of the type and for the same reasons the Portfolio is permitted to enter futures contracts (other than the requirement that the Portfolio be permitted to enter into futures contracts, this policy in (iii) is non-fundamental); and (iv) sell covered put options on futures contracts (on recognized futures exchanges) of the type and for the same reasons the Portfolio is permitted to enter into futures contracts. The policies in (i) and (iii) above are permitted only if either (a) the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures, does not exceed 5% of total assets or (b) the aggregate notional value of positions in futures and options on futures does not exceed the liquidation value of the Portfolio's assets (excluding "in the money" and "bona fide hedging" as defined by the Commodity Futures Trading Commission (the "CFTC")). The policies in (ii) and (iv) above are permitted so long as the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures does not exceed 5% of total assets (excluding "in the money" and "bona fide hedging" as defined by the CFTC).

     d. Sell put options other than to close out option positions previously entered into; provided that the Portfolio may sell covered put options on securities and stock indices to earn additional income, as a hedge against or to minimize anticipated loss in value.

Morgan Stanley EAFE(R) Index Portfolio

As a fundamental policy, the Portfolio may not:

     a. Lend portfolio securities in excess of 33 1/3% of total assets.

     b. Invest in commodities or commodity contracts; provided that the Portfolio may (i) as a non-fundamental investment policy, purchase and sell futures contracts (on recognized futures exchanges) on debt securities and indices of debt securities as a hedge against or to minimize adverse principal fluctuations resulting from anticipated interest rate changes or to adjust exposure to the bond market; (ii) purchase and sell futures contracts (on recognized futures exchanges) on equity securities or stock indices as a hedge or to enhance return (the recognized exchange requirement is a non-fundamental policy); and
          (iii) sell covered call options on and purchase put and call options contracts on futures contracts (on recognized futures exchanges) of the type and for the same reasons the Portfolio is permitted to enter futures contracts (other than the requirement that the Portfolio be permitted to enter into futures contracts, this policy in (iii) is non-fundamental). The policies in (i) and (iii) above are permitted only if either (a) the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures, does not exceed 5% of total assets or (b) the aggregate notional value of positions in futures and options on futures does not exceed the liquidation value of the Portfolio's assets (excluding "in the money" and "bona fide hedging" as defined by the Commodity Futures Trading Commission (the "CFTC")). The policies in (ii) above are permitted so long as the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures does not exceed 5% of total assets (excluding "in the money" and "bona fide hedging" as defined by the CFTC).

     c. Sell put options other than to close out option positions previously entered into.

Neuberger Berman Partners Mid Cap Value Portfolio

As a fundamental policy, the Portfolio may not:


     a. Invest more than 10% of total assets in foreign securities (including investments through European Depositary Receipts ("EDRs") and International Depositary Receipts ("IDRs"), but excluding investments through American Depositary Receipts ("ADRs")).


     b.   Lend portfolio securities in excess of 33 1/3% of total assets.

     c. Invest in commodities or commodity contracts. The Portfolio's policy to not purchase and sell futures contracts (on recognized futures exchanges) on equity securities or stock indices as a hedge or to enhance return is a non-fundamental policy.

     c. Sell put options other than to close out option positions previously entered into.

Russell 2000(R) Index Portfolio and MetLife Mid Cap Stock Index Portfolio

As a fundamental policy, the Portfolios may not:


     a. Invest more than 10% of total assets in foreign securities (including investments through European Depositary Receipts ("EDRs") and International Depositary Receipts ("IDRs"), but excluding investments through American Depositary Receipts ("ADRs")) except that 25% of total assets may be invested in securities issued, assumed, or guaranteed by foreign governments or their political subdivisions or instrumentalities; assumed or guaranteed by domestic issuers; or issued, assumed, or guaranteed by foreign issuers with a class of securities listed on NYSE.


     b. Lend portfolio securities in excess of 33 1/3% of total assets.

     c. Invest in commodities or commodity contracts; provided that the Portfolio may (i) as a non-fundamental investment policy, purchase and sell futures contracts (on recognized futures exchanges) on debt securities and indices of debt securities as a hedge against or to minimize adverse principal fluctuations resulting from anticipated interest rate changes or to adjust exposure to the bond market; (ii) purchase and sell futures contracts (on recognized futures exchanges) on equity securities or stock indices as a hedge or to enhance return (the recognized exchange requirement is a non-fundamental policy); and
          (iii) sell covered call options on and purchase put and call options contracts on futures contracts (on recognized futures exchanges) of the type and for the same reasons the Portfolio is permitted to enter futures contracts (other than the requirement that the Portfolio be permitted to enter into futures contracts, this policy in (iii) is non-fundamental). The policies in (i) and (iii) above are permitted only if either (a) the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures, does not exceed 5% of total assets or (b) the aggregate notional value of positions in futures and options on futures does not exceed the liquidation value of the Portfolio's assets (excluding "in the money" and "bona fide hedging" as defined by the Commodity Futures Trading Commission (the "CFTC")). The policies in (ii) above are permitted so long as the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures does not exceed 5% of total assets (excluding "in the money" and "bona fide hedging" as defined by the CFTC).

     d. Sell put options other than to close out option positions previously entered into.

Scudder Global Equity Portfolio

As a fundamental policy, the Portfolio may not:

     a. Lend portfolio securities in excess of 33 1/3% of total assets.

     b. (i) Borrow money in excess of 33 1/3% of total assets for extraordinary or emergency purposes (e.g., to honor redemption requests which might otherwise require the sale of securities at an inopportune time), provided that if these obligations with reverse repurchase agreements do not exceed 5% of total assets, no additional securities will be purchased for the Portfolio; or (ii) borrow in the form of short-term credits necessary to clear Portfolio transactions or enter into reverse repurchase agreements with banks, together with amounts borrowed for extraordinary or emergency purposes, more than 1/3 of the amount by which total assets exceed total liabilities (excluding the liabilities represented by such obligations).

     c. Commit more than 5% of the Portfolio's assets to transactions in options, futures or other "derivative" instruments that are intended for any purpose other than to protect against changes in market values of investments the Portfolio owns or intends to acquire, to facilitate the sale or disposition of investments for the Portfolio, or to adjust the effective duration or maturity of fixed income instruments owned by the Portfolio.

     d. Invest in commodities or commodity contracts; provided that the Portfolio may (i) as a non-fundamental investment policy, purchase and sell futures contracts (on recognized futures exchanges) on debt securities and indices of debt securities as a hedge against or to minimize adverse principal fluctuations resulting from anticipated interest rate changes or to adjust exposure to the bond market; (ii) purchase and sell futures contracts (on recognized futures exchanges) on equity securities or stock indices as a hedge or to enhance return (the recognized exchange requirement is a non-fundamental policy);
          (iii) purchase and sell currency futures contracts (on recognized futures exchanges) as a hedge or to adjust exposure to the currency market (the recognized exchange requirement and limitation as to purpose are non-fundamental policies); (iv) sell covered call options on and purchase put and call options contracts on futures contracts (on recognized futures exchanges) of the type and for the same reasons the Portfolio is permitted to enter futures contracts (other than the requirement that the Portfolio be permitted to enter into futures contracts, this policy in (iv) is non-fundamental); and (v) sell covered put options on futures contracts (on recognized futures exchanges) of the type and for the same reasons the Portfolio is permitted to enter into futures contracts. The policies in (i) and
          (iv) above are permitted only if either (a) the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures, does not exceed 5% of total assets or
          (b) the aggregate notional value of positions in futures and options on futures does not exceed the liquidation value of the Portfolio's assets (excluding "in the money" and "bona fide hedging" as defined by the Commodity Futures Trading Commission (the "CFTC")). The policies in (ii), (iii) and (v) above are permitted so long as the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures does not exceed 5% of total assets (excluding "in the money" and "bona fide hedging" as defined by the CFTC).

     e. Sell put options other than to close out option positions previously entered into; provided that the Portfolio may (i) sell covered put options on securities and stock indices to earn additional income, as a hedge against or to minimize anticipated loss in value; and (ii) sell covered put options on currencies as a hedge against anticipated declines in currency exchange rates in which securities are held or to be purchased or to earn additional income.

State Street Research Aggressive Growth Portfolio and State Street Research Investment Trust Portfolio

As a fundamental policy, these Portfolios may not:


     a. Invest more than 10% of total assets in foreign securities (including investments through European Depositary Receipts ("EDRs") and International Depositary Receipts ("IDRs"), but excluding investments through American Depositary Receipts ("ADRs")) except that 25% of total assets may be invested in securities issued, assumed, or guaranteed by foreign governments or their political subdivisions or instrumentalities; assumed or guaranteed by domestic issuers; or issued, assumed, or guaranteed by foreign issuers with a class of securities listed on NYSE.


     b.   Lend portfolio securities in excess of 20% of total assets.

     c. Invest in commodities or commodity contracts; provided that the Portfolio may (i) as a non-fundamental investment policy, purchase and sell futures contracts (on recognized futures exchanges) on debt securities and indices of debt securities as a hedge against or to minimize adverse principal fluctuations resulting from anticipated interest rate changes or to adjust exposure to the bond market; (ii) purchase and sell futures contracts (on recognized futures exchanges) on equity securities or stock indices as a hedge or to enhance return (the recognized exchange requirement is a non-fundamental policy); and
          (iii) sell covered call options on and purchase put and call options contracts on futures contracts (on recognized futures exchanges) of the type and for the same reasons the Portfolio is permitted to enter futures contracts (other than the requirement that the Portfolio be permitted to enter into futures contracts, this policy in (iii) is non-fundamental). The policies in (i) and (iii) above are permitted only if either (a) the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures, does not exceed 5% of total assets or (b) the aggregate notional value of positions in futures and options on futures does not exceed the liquidation value of the Portfolio's assets (excluding "in the money" and "bona fide hedging" as defined by the Commodity Futures Trading Commission (the "CFTC")). The policies in (ii) above are permitted so long as the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures does not exceed 5% of total assets (excluding "in the money" and "bona fide hedging" as defined by the CFTC).

     d. Sell put options other than to close out option positions previously entered into.

     e. For purposes of the application of the industry concentration fundamental investment restriction in 7 above to the Portfolio, companies engaged in the business of financing may be classified according to the industries of their parent or sponsor companies, or industries that otherwise most affect the financing companies.

State Street Research Aurora Portfolio and State Street Research Large Cap Value Portfolio

As a fundamental policy, these Portfolios may not:

     a. Lend portfolio securities in excess of 33 1/3% of total assets.

     b. Invest in commodities or commodity contracts; provided that the Portfolio may (i) as a non-fundamental investment policy, purchase and sell futures contracts (on recognized futures exchanges) on debt securities and indices of debt securities as a hedge against or to minimize adverse principal fluctuations resulting from anticipated interest rate changes or to adjust exposure to the bond market; (ii) purchase and sell futures contracts (on recognized futures exchanges) on equity securities or stock indices as a hedge or to enhance return (the recognized exchange requirement is a non-fundamental policy);
          (iii) purchase and sell currency futures contracts (on recognized futures exchanges) as a hedge or to adjust exposure to the currency market (the recognized exchange requirement and limitation as to purpose are non-fundamental policies); (iv) sell covered call options on and purchase put and call options contracts on futures contracts (on recognized futures exchanges) of the type and for the same reasons the Portfolio is permitted to enter futures contracts (other than the requirement that the Portfolio be permitted to enter into futures contracts, this policy in (iv) is non-fundamental); and (v) sell covered put options on futures contracts (on recognized futures exchanges) of the type and for the same reasons the Portfolio is permitted to enter into futures contracts. The policies in (i) and
          (iv) above are permitted only if either (a) the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures, does not exceed 5% of total assets or (b) the aggregate notional value of positions in futures and options on futures does not exceed the liquidation value of the Portfolio's assets (excluding "in the money" and "bona fide hedging" as defined by the Commodity Futures Trading Commission (the "CFTC")). The policies in (ii), (iii) and (v) above are permitted so long as the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures does not exceed 5% of total assets (excluding "in the money" and "bona fide hedging" as defined by the CFTC).

     c. Sell put options other than to close out option positions previously entered into; provided that the Portfolio may (i) sell covered put options on securities and stock indices to earn additional income, as a hedge against or to minimize anticipated loss in value; and (ii) sell covered put options on currencies as a hedge against anticipated declines in currency exchange rates in which securities are held or to be purchased or to earn additional income.

     d. For purposes of the application of the industry concentration fundamental investment restriction in 7 above to the Portfolio, companies engaged in the business of financing may be classified according to the industries of their parent or sponsor companies, or industries that otherwise most affect the financing companies.

State Street Research Diversified Portfolio

As a fundamental policy, the Portfolio may not:


     a. Invest more than 10% of total assets in foreign securities (including investments through European Depositary Receipts ("EDRs") and International Depositary Receipts ("IDRs"), but excluding investments through American Depositary Receipts ("ADRs")) except that 25% of total assets may be invested in securities issued, assumed, or guaranteed by foreign governments or their political subdivisions or instrumentalities; assumed or guaranteed by domestic issuers; or issued, assumed, or guaranteed by foreign issuers with a class of securities listed on NYSE.


     b.   Lend portfolio securities in excess of 20% of total assets.

     c. Invest in commodities or commodity contracts; provided that the Portfolio may (i) as a non-fundamental investment policy, purchase and sell futures contracts (on recognized futures exchanges) on debt securities and indices of debt securities as a hedge against or to minimize adverse principal fluctuations resulting from anticipated interest rate changes or to adjust exposure to the bond market; (ii) purchase and sell futures contracts (on recognized futures exchanges) on equity securities or stock indices as a hedge or to enhance return (the recognized exchange requirement is a non-fundamental policy); and
          (iii) sell covered call options on and purchase put and call options contracts on futures contracts (on recognized futures exchanges) of the type and for the same reasons the Portfolio is permitted to enter futures contracts (other than the requirement that the Portfolio be permitted to enter into futures contracts, this policy in (iii) is non-fundamental). The policies in (i) and (iii) above are permitted only if either (a) the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures, does not exceed 5% of total assets or (b) the aggregate notional value of positions in futures and options on futures does not exceed the liquidation value of the Portfolio's assets (excluding "in the money" and "bona fide hedging" as defined by the Commodity Futures Trading Commission (the "CFTC")). The policies in (ii) above are permitted so long as the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures does not exceed 5% of total assets (excluding "in the money" and "bona fide hedging" as defined by the CFTC).

     d. Sell put options other than to close out option positions previously entered into.

     e. For purposes of the application of the industry concentration fundamental investment restriction in 7 above to the Portfolio, companies engaged in the business of financing may be classified according to the industries of their parent or sponsor companies, or industries that otherwise most affect the financing companies. Also, the 25% limitation in 7 above shall not apply to the Portfolio's (a) money market securities, securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and (b) bank issued debt securities.

T. Rowe Price Large Cap Growth Portfolio

As a fundamental policy, the Portfolio may not:

     a. Invest more than 30% (excluding reserves) of total assets in foreign securities (including investments through European Depositary Receipts ("EDRs") and International Depositary Receipts ("IDRs"), but excluding investments through American Depositary Receipts ("ADRs").


     b.   Lend portfolio securities in excess of 33 1/3% of total assets.

     c. Invest in commodities or commodity contracts; provided that the Portfolio may (i) as a non-fundamental investment policy, purchase and sell futures contracts (on recognized futures exchanges) on debt securities and indices of debt securities as a hedge against or to minimize adverse principal fluctuations resulting from anticipated interest rate changes or to adjust exposure to the bond market; (ii) purchase and sell futures contracts (on recognized futures exchanges) on equity securities or stock indices as a hedge or to enhance return (the recognized exchange requirement is a non-fundamental policy);
          (iii) purchase and sell currency futures contracts (on recognized futures exchanges) as a hedge or to adjust exposure to the currency market (the recognized exchange requirement and limitation as to purpose are non-fundamental policies); (iv) sell covered call options on and purchase put and call options contracts on futures contracts (on recognized futures exchanges) of the type and for the same reasons the Portfolio is permitted to enter futures contracts (other than the requirement that the Portfolio be permitted to enter into futures contracts, this policy in (iv) is non-fundamental); and (v) sell covered put options on futures contracts (on recognized futures exchanges) of the type and for the same reasons the Portfolio is permitted to enter into futures contracts. The policies in (i) and
          (iv) above are permitted only if either (a) the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures, does not exceed 5% of total assets or
          (b) the aggregate notional value of positions in futures and options on futures does not exceed the liquidation value of the Portfolio's assets (excluding "in the money" and "bona fide hedging" as defined by the Commodity Futures Trading Commission (the "CFTC")). The policies in (ii), (iii) and (v) above are permitted so long as the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures does not exceed 5% of total assets (excluding "in the money" and "bona fide hedging" as defined by the CFTC).

     d. Sell put options other than to close out option positions previously entered into; provided that the Portfolio may (i) sell covered put options on securities and stock indices to earn additional income, as a hedge against or to minimize anticipated loss in value; and (ii) sell covered put options on currencies as a hedge against anticipated declines in currency exchange rates in which securities are held or to be purchased or to earn additional income.

T. Rowe Price Small Cap Growth Portfolio

As a fundamental policy, the Portfolio may not:


     a. Invest more than 20% (excluding reserves) of total assets in foreign securities (including investments through European Depositary Receipts ("EDRs") and International Depositary Receipts ("IDRs"), but excluding investments through American Depositary Receipts ("ADRs")).


     b.   Lend portfolio securities in excess of 33 1/3% of total assets.

     c. Invest in commodities or commodity contracts; provided that the Portfolio may (i) as a non-fundamental investment policy, purchase and sell futures contracts (on recognized futures exchanges) on debt securities and indices of debt securities as a hedge against or to minimize adverse principal fluctuations resulting from anticipated interest rate changes or to adjust exposure to the bond market; (ii) purchase and sell futures contracts (on recognized futures exchanges) on equity securities or stock indices as a hedge or to enhance return (the recognized exchange requirement is a non-fundamental policy);
          (iii) purchase and sell currency futures contracts (on recognized futures exchanges) as a hedge or to adjust exposure to the currency market (the recognized exchange requirement and limitation as to purpose are non-fundamental policies); (iv) sell covered call options on and purchase put and call options contracts on futures contracts (on recognized futures exchanges) of the type and for the same reasons the Portfolio is permitted to enter futures contracts (other than the requirement that the Portfolio be permitted to enter into futures contracts, this policy in (iv) is non-fundamental); and (v) sell covered put options on futures contracts (on recognized futures exchanges) of the type and for the same reasons the Portfolio is permitted to enter into futures contracts. The policies in (i) and (iv) above are permitted only if either (a) the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures, does not exceed 5% of total assets or (b) the aggregate notional value of positions in futures and options on futures does not exceed the liquidation value of the Portfolio's assets (excluding "in the money" and "bona fide hedging" as defined by the Commodity Futures Trading Commission (the "CFTC")). The policies in (ii), (iii) and (v) above are permitted so long as the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures does not exceed 5% of total assets (excluding "in the money" and "bona fide hedging" as defined by the CFTC).

     d. Sell put options other than to close out option positions previously entered into; provided that the Portfolio may (i) sell covered put options on securities and stock indices to earn additional income, as a hedge against or to minimize anticipated loss in value; and (ii) sell covered put options on currencies as a hedge against anticipated declines in currency exchange rates in which securities are held or to be purchased or to earn additional income.

Non-Fundamental Investment Restrictions


For each of FI International Stock, Franklin Templeton Small Cap Growth, Harris Oakmark Large Cap Value, Lehman Brothers Aggregate Bond Index, MetLife Mid Cap Stock Index, MetLife Stock Index, Met/Putnam Voyager, Morgan Stanley EAFE Index, Neuberger Berman Partners Mid Cap Value, Russell 2000 Index, State Street Research Aggressive Growth, State Street Research Aurora, State Street Research Diversified, State Street Research Investment Trust, State Street Research Large Cap Value, Scudder Global Equity, T. Rowe Price Large Cap Growth and T. Rowe Price Small Cap Growth, the following non-fundamental policies are in addition to those described elsewhere in the Prospectus or this SAI:


     1. No Portfolio will acquire securities for the purpose of exercising control over the management of any company.


     2. At least 75% of a Portfolio's total assets must be: (a) securities of issuers in which the Portfolio has not invested more than 5% of its total assets, (b) voting securities of issuers as to which the Fund owns no more than 10% of such securities, and (c) securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.


     3.   No Portfolio may make any short sale.


     4. No Portfolio may participate on a joint or joint and several basis in any trading account in securities.



None of Capital Guardian U.S. Equity, Davis Venture Value, FI Mid Cap Opportunities, FI Value Leaders, Harris Oakmark Focused Value, Jennison Growth, Loomis Sayles Small Cap, MFS Investors Trust, MFS Total Return, Salomon Brothers Strategic Bond Opportunities, Salomon Brothers U.S. Government, State Street Research Bond Income, State Street Research Large Cap Growth, State Street Research Money Market and Zenith Equity will:


     1. Invest in securities of other investment companies except to the extent permitted by applicable law, regulation or order;

     2. *Invest more than 15% (10% in the case of State Street Research Money Market) of the value of the net assets of the Portfolio in illiquid securities (as of the time of investment), including variable amount master demand notes (if such notes provide for prepayment penalties) and repurchase agreements with remaining maturities in excess of seven days. (If, through a change in security values or net assets, or due to other circumstances, the value of illiquid securities held by the Portfolio exceeds 15% (10% in the case of State Street Research Money Market) of the value of the net assets of the Portfolio, the Portfolio shall consider appropriate steps to protect liquidity);

     3. Sell securities short or purchase any securities on margin, except to the extent permitted by applicable law, regulation or order;

     4. **With respect to 75% of its total assets, invest in the securities of any issuer if, immediately after such investment, more than 5% of the total assets of the Portfolio would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities, or to securities of any registered investment company; or

     5. **With respect to 75% of its total assets, acquire more than 10% of the outstanding voting securities of any issuer (as of the time of acquisition); provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities, or to securities of any registered investment company.

     * For purposes of non-fundamental investment restriction (2), "illiquid securities" is defined in this SAI under "Investment Practices - Illiquid Securities."

     ** The non-fundamental investment restrictions (4) and (5) above do not apply to Harris Oakmark Focused Value.

Insurance Law Restrictions

     The ability to sell contracts in New York requires that each portfolio manager use his or her best efforts to assure that each Portfolio complies with the investment restrictions and limitations prescribed by Sections 1405 and 4240 of the New York State Insurance Law and regulations thereunder in so far as such restrictions and limitations are applicable to investment of separate account assets in mutual funds. Failure to comply with these restrictions or limitations will result in the insurance companies that invest in the Fund ceasing to make investments in that Portfolio for the separate accounts. The current law and regulations permit the Fund to make any purchase if made on the basis of good faith and with that degree of care that an ordinarily prudent person in a like position would use under similar circumstances.

Variable Contract Related Investment Restrictions

     Separate accounts supporting variable life insurance and variable annuity contracts are subject to certain diversification requirements imposed by regulations adopted under the Internal Revenue Code. Because the Fund is intended as an investment vehicle for variable life insurance and variable annuity separate accounts, Section 817(h) of the Internal Revenue Code requires that the Fund's investments, and accordingly the investments of each Portfolio, be "adequately diversified" in accordance with regulations promulgated by the Department of the Treasury. Failure to do so means the variable life insurance and variable annuity contracts would cease to qualify as life insurance and annuities for federal tax purposes. Regulations specifying the diversification requirements have been issued by the Department of the Treasury. The Fund intends to comply with these requirements.

                              INVESTMENT PRACTICES

     The following information relates to some of the investment practices in which certain Portfolios may engage. The table indicates which Portfolios may engage in each of these practices. Zenith Equity indirectly engages in the investment practices of its Underlying Portfolios.

     A Portfolio may be subject to specific limitations on these investment practices, as stated above under "Investment Objectives and Policies" or "Investment Restrictions" or in the Prospectus. The information below does not describe every type of investment, technique or risk to which a Portfolio may be exposed. Each Portfolio reserves the right, without notice, to make any investment, or use any investment technique, except to the extent that such activity would require a shareholder vote, as discussed above under "Investment Restrictions." The Russell 2000 Index Portfolio, MetLife Mid Cap Stock Index Portfolio, Morgan Stanley EAFE Index Portfolio and MetLife Stock Index Portfolio are collectively referred to as the "Equity Index Portfolios," and, together with the Lehman Brothers Aggregate Bond Index Portfolio, the "Index Portfolios."

Investment Practices            Portfolios
------------------------------  ------------------------------------------------
Equity Securities               All Portfolios other than Lehman Brothers
                                Aggregate Bond Index and State Street Research
                                Money Market

Convertible Securities          All Portfolios other than Street Research Money
                                Market

Fixed-income Securities         All Portfolios

Money Market Instruments        All Portfolios

U.S. Government Securities      All Portfolios

Mortgage-Related Securities     All Portfolios other than State Street Research
                                Money Market, Equity Index Portfolios, FI Mid
                                Cap Opportunities, FI Value Leaders and FI
                                International Stock

Stripped Mortgage Securities    All Portfolios other than State Street Research
                                Money Market, Equity Index Portfolios, FI Mid
                                Cap Opportunities, FI Value Leaders and FI
                                International Stock


Asset-backed Securities         All Portfolios other than Equity Index
                                Portfolios, FI Mid Cap Opportunities, FI Value
                                Leaders and FI International Stock


Zero Coupon Securities          All Portfolios other than State Street Research
                                Money Market and Equity Index Portfolios

Lower Rated Fixed-income        All Portfolios other than State Street Research
Securities (High Yield Debt)    Money Market and Equity Index Portfolios

Foreign Securities              All Portfolios

High Yield/High Risk Foreign    All Portfolios other than Equity Index
Sovereign Debt Securities       Portfolios and State Street Research Money
                                Market

Brady Bonds                     All Portfolios other than Equity Index
                                Portfolios, FI Mid Cap Opportunities, FI Value
                                Leaders and FI International Stock

Foreign Equity Depositary       All Portfolios other than Lehman Brothers
Receipts                        Aggregate Bond Index and State Street Research
                                Money Market

Yankee Bonds                    All Portfolios other than State Street Research
                                Money Market, Equity Index Portfolios, FI Mid
                                Cap Opportunities, FI Value Leaders and FI
                                International Stock

Foreign Currency Transactions,  All Portfolios other than Russell 2000 Index,
including Forward Contracts,    MetLife Mid Cap Stock Index and MetLife Stock
Futures and Options             Index (except that Neuberger Berman Partners Mid
                                Cap Value may not purchase options on foreign currencies)

Emerging Markets                All Portfolios other than State Street Research
                                Money Market

Obligations of Supranational    All Portfolios other than Equity Index
Agencies                        Portfolios

Illiquid Securities             All Portfolios

Rule 144A Securities            All Portfolios

Real Estate Investment Trusts   All Portfolios other than State Street Research
                                Money Market

Investment Company Securities   All Portfolios

Exchange Traded Funds           All Portfolios other than State Street Research
                                Money Market

Repurchase Agreements           All Portfolios

Reverse Repurchase Agreements   All Portfolios other than FI Mid Cap
                                Opportunities, FI Value Leaders and FI
                                International Stock

Dollar Rolls                    All Portfolios other than FI Mid Cap
                                Opportunities, FI Value Leaders and FI
                                International Stock

Purchasing and Selling Options  All Portfolios other than Neuberger Berman
on Securities                   Partners Mid Cap Value and State Street Research
                                Money Market

Purchasing and Selling Futures  All Portfolios other than Neuberger Berman
(and options thereon)           Partners Mid Cap Value, State Street Research
                                Money Market and Harris Oakmark Focused Value

Eurodollar Futures and Options  All Portfolios other than State Street Research
                                Money Market, Neuberger Berman Partners Mid Cap Value, FI Mid Cap Opportunities and FI Value Leaders

Loan Participations and         All Portfolios other than State Street Research
Assignments                     Money Market, Equity Index Portfolios, FI Mid
                                Cap Opportunities, FI Value Leaders and FI
                                International Stock

Swaps, Caps, Floors, Collars,   All Portfolios other than State Street Research
Etc.                            Money Market, FI Mid Cap Opportunities, FI Value
                                Leaders and FI International Stock (Neuberger
                                Berman Partners Mid Cap Value may not engage in swaps)

Inverse Floaters                All Portfolios other than State Street Research
                                Money Market, Equity Index Portfolios, FI Mid
                                Cap Opportunities, FI Value Leaders and FI
                                International Stock

Structured Notes                All Portfolios other than State Street Research
                                Money Market, Equity Index Portfolios, FI Mid
                                Cap Opportunities, FI Value Leaders and FI
                                International Stock

Capital Securities              All Portfolios other than State Street Research
                                Money Market, Equity Index Portfolios, FI Mid
                                Cap Opportunities, FI Value Leaders and FI
                                International Stock

Payment-in-Kind securities      All Portfolios other than State Street Research
("PIKs")                        Money Market, Equity Index Portfolios, FI Mid
                                Cap Opportunities, FI Value Leaders and FI
                                International Stock

Warrants                        All Portfolios other than State Street Research
                                Money Market

Indexed Securities              All Portfolios other than State Street Research
                                Money Market

When Issued Securities          All Portfolios

Forward Commitments             All Portfolios other than State Street Research
                                Money Market

Hybrid Instruments              All Portfolios other than State Street Research
                                Money Market (up to 10% of total assets for T.
                                Rowe Price Large Cap Growth and T. Rowe Price
                                Small Cap Growth)


Short Sales "Against the Box"   Harris Oakmark Focused Value, MFS Investors
                                Trust, MFS Total Return, State Street Research
                                Large Cap Growth and State Street Research Bond
                                Income


Lending of Portfolio            All Portfolios
Securities

Equity Securities - The Portfolios listed above may invest in equity securities. Equity securities are more volatile and more risky than some other forms of investment. Therefore, the value of your investment in a Portfolio may sometimes decrease instead of increase. Investments in companies with relatively small capitalization may involve greater risk than is usually associated with more established companies. These companies often have sales and earnings growth rates which exceed those of companies with larger capitalization. Such growth rates may in turn be reflected in more rapid share price appreciation. However, companies with smaller capitalization often have limited product lines, markets or financial resources and they may be dependent upon a relatively small management group. The securities may have limited marketability and may be subject to more abrupt or erratic movements in price than securities of companies with larger capitalization or the market averages in general. The net asset value of each class of a Portfolio that invests in companies with smaller capitalization, therefore, may fluctuate more widely than market averages.

Convertible Securities - The Portfolios listed above may invest in convertible securities, including corporate bonds, notes or preferred stocks of U.S. or foreign issuers that can be converted into (that is, exchanged for) common stocks or other equity securities. Convertible securities also include other securities, such as warrants, that provide an opportunity for equity participation. Because convertible securities can be converted into equity securities, their values will normally vary in some proportion with those of the underlying equity securities. Convertible securities usually provide a higher yield than the underlying equity, however, so that the price decline of a convertible security may sometimes be less substantial than that of the underlying equity security. The value of convertible securities that pay dividends or interest, like the value of other fixed-income securities, generally fluctuates inversely with changes in interest rates. Warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. They do not represent ownership of the securities for which they are exercisable, but only the right to buy such securities at a particular price.

Fixed-Income Securities - The Portfolios listed above may invest in fixed-income securities. Fixed-income securities include a broad array of short, medium and long term obligations issued by the U.S. or foreign governments, government or international agencies and instrumentalities, and corporate issuers of various types. Some fixed-income securities represent uncollateralized obligations of their issuers; in other cases, the securities may be backed by specific assets (such as mortgages or other receivables) that have been set aside as collateral for the issuer's obligation. Fixed-income securities generally involve an obligation of the issuer to pay interest or dividends on either a current basis or at the maturity of the security, as well as the obligation to repay the principal amount of the security at maturity.


          Fixed-income securities involve both credit risk and market risk. Credit risk is the risk that the security's issuer will fail to fulfill its obligation to pay interest, dividends or principal on the security. Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors. Except to the extent values are affected by other factors such as developments relating to a specific issuer, generally the value of a fixed-income security can be expected to rise when interest rates decline and conversely, the value of such a security can be expected to fall when interest rates rise. Some fixed-income securities also involve prepayment or call risk. This is the risk that the issuer will repay a Portfolio the principal on the security before it is due, thus depriving the Portfolio of a favorable stream of future interest or dividend payments. In addition, many fixed-income securities contain call or buy-back features that permit their issuers to call or repurchase the securities from their holders. Such securities may present risks based on payment expectations. Although a Portfolio would typically receive a premium if an issuer were to redeem a security, if an issuer were to exercise a "call option" and redeem the security during times of declining interest rates, the Portfolio may realize a capital loss on its investment if the security was purchased at a premium and the Portfolio may be forced to replace the called security with a lower yielding security.

          Because interest rates vary, it is impossible to predict the income for any particular period of a Portfolio that invests in fixed-income securities. Fluctuations in the value of a Portfolio's investments in fixed-income securities will cause the net asset value of each class of the Portfolio to increase or decrease.


          Duration is a measure of the price volatility of a bond equal to the weighted average term to maturity of the bond's cash flows. The weights are the present values of each cash flow as a percentage of the present value of all cash flows. The greater the duration of a bond, the greater its percentage price volatility. Only a pure discount bond - that is, one with no coupon or sinking-fund payments - has a duration equal to the remaining maturity of the bond, because only in this case does the present value of the final redemption payment represent the entirety of the present value of the bond. For all other bonds, duration is less than maturity.

          The difference between duration and maturity depends on: (a) the size of the coupon, (b) whether or not there are to be sinking-fund payments, and (c) the yield-to-maturity represented by the bond's current market value. The higher the coupon the shorter the duration. This is because the final redemption payment accounts for a smaller percentage of the bond's current value. The higher the yield the shorter the duration. This is because the present values of the distant payments become less important relative to the present values of the nearer payments. A typical sinking fund reduces duration by about 1.5 years. For bonds of less than five years to maturity, duration expands rapidly as maturity expands. From 5 to 15 years remaining maturity, duration continues to expand as maturity lengthens, but at a considerably slower rate. Beyond 15 years' maturity, increments to duration are quite small, and only a bond with very low (or no) coupon would have a duration of more than 15 years.

          There is a close relationship between duration and the price sensitivity of a bond to changes in interest rates. The relationship is approximately as follows:

          Percent change in bond price = - (Duration x Absolute change in yield).

          For example, a bond with 10 years' duration will decline (or rise) in price by approximately 5 percent when yield increases (or decreases) by one half percent. Similarly, a yield increase of 2 percent will produce a price decline of about 24 percent for a bond with 12 years' duration; but the same 2 percent yield increase will produce a price decline of only some 10 percent for a bond with five-years' duration. This same relationship holds true for the duration and price of the entire portfolio of a Portfolio.


Money Market Instruments - Obligations of foreign branches of U.S. banks and other foreign securities are subject to risks of foreign political, economic and legal developments, which include foreign governmental restrictions adversely affecting payment of principal and interest on the obligations, foreign withholding and other taxes on interest income, and difficulties in obtaining and enforcing a judgment against a foreign branch of a domestic bank. With respect to bank obligations, different risks may result from the fact that foreign banks are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks. For instance, such branches may not be subject to the types of requirements imposed on domestic banks with respect to mandatory reserves, loan limitations, examinations, accounting, auditing, recordkeeping and the public availability of information. Obligations of such branches will be purchased by a Portfolio only when the Portfolio's adviser or subadviser believes the risks are minimal.


          The following constitutes a description of the money market instruments which may be purchased by each Portfolio, some of which may only invest for temporary defensive purposes.

          U.S. Government Securities - are bills, certificates of indebtedness, notes and bonds issued by agencies, authorities and instrumentalities of the U.S. Government. Some obligations, such as those issued by the U.S. Treasury, the Government National Mortgage Association, the Farmers' Home Administration and the Small Business Administration, are backed by the full faith and credit of the U.S. Treasury. Other obligations are backed by the right of the issuer to borrow from the U.S. Treasury or by the credit of the agency, authority or instrumentality itself. Such obligations include, but are not limited to, obligations issued by the Tennessee Valley Authority, the Bank for Cooperatives, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Land Banks and the Federal National Mortgage Association.

          Certificates of Deposit - are certificates issued against funds deposited in a bank, are for a definite period of time, earn a specified rate of return and are normally negotiable.

          Bankers' Acceptances - are short-term credit instruments used to finance the import, export, transfer or storage of goods. They are termed "accepted" when a bank guarantees their payment at maturity.

          Eurodollar Obligations - are obligations of foreign branches of U.S. banks.


          Commercial Paper - refers to promissory notes issued by corporations in order to finance their short-term credit needs. Commercial paper may also be backed by segregated assets. See "Asset-backed securities" below. For a description of commercial paper ratings see Appendix A-2. Commercial paper may also be issued by foreign companies or banks or their U.S. affiliates.


U.S. Government Securities - The Portfolios listed above may invest in some or all of the following U.S. Government securities, as well as in other types of securities issued or guaranteed by the U.S. Government or its agencies, authorities or instrumentalities:

          U.S. Treasury Bills - Direct obligations of the United States Treasury which are issued in maturities of one year or less. No interest is paid on Treasury bills; instead, they are issued at a discount and repaid at full face value when they mature. They are backed by the full faith and credit of the United States Government.

          U.S. Treasury Notes and Bonds - Direct obligations of the United States Treasury issued in maturities that vary between one and 40 years, with interest normally payable every six months. These obligations are backed by the full faith and credit of the United States Government.

          "Ginnie Maes" - Debt securities issued by a mortgage banker or other mortgagee which represent an interest in a pool of mortgages insured by the Federal Housing Administration or the Farmer's Home Administration or guaranteed by the Veterans Administration. The Government National Mortgage Association ("GNMA") guarantees the timely payment of principal and interest when such payments are due, whether or not these amounts are collected by the issuer of these certificates on the underlying mortgages. Mortgages included in single family or multi-family residential mortgage pools backing an issue of Ginnie Maes have a maximum maturity of up to 30 years. Scheduled payments of principal and interest are made to the registered holders of Ginnie Maes (such as the Fund) each month. Unscheduled prepayments may be made by homeowners, or as a result of a default. Prepayments are passed through to the registered holder (such as the Fund, which reinvests any prepayments) of Ginnie Maes along with regular monthly payments of principal and interest.

          "Fannie Maes" - The Federal National Mortgage Association ("FNMA") is a government-sponsored corporation owned entirely by private stockholders that purchases residential mortgages from a list of approved seller/servicers. Fannie Maes are pass-through securities issued by FNMA that are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the United States Government.

          "Freddie Macs" - The Federal Home Loan Mortgage Corporation ("FHLMC") is a corporate instrumentality of the United States Government. Freddie Macs are participation certificates issued by FHLMC that represent an interest in residential mortgages from FHLMC's National Portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but Freddie Macs are not backed by the full faith and credit of the United States Government.

          U.S. Government securities often do not involve the same credit risks associated with investments in other types of fixed-income securities, although, as a result, the yields available from U.S. Government securities are generally lower than the yields available from corporate fixed-income securities. Like other fixed-income securities, however, the values of U.S. Government securities change as interest rates fluctuate. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in the net asset value of each class of a Portfolio. Since the magnitude of these fluctuations will generally be greater at times when the Portfolio's average maturity is longer, under certain market conditions, a Portfolio may, for temporary defensive purposes, accept lower current income from short-term investments rather than investing in higher yielding long-term securities.

Mortgage-Related Securities - The Portfolios listed above may invest in the following types of mortgage-related securities:

          Privately Issued Mortgage Securities - These privately-issued pass through securities provide for the monthly principal and interest payments made by individual borrowers to pass through to investors on a corporate basis, and in privately issued collateralized mortgage obligations ("CMOs"; see the general description below). Privately-issued mortgage securities are issued by private originators of, or investors in, mortgage loans, including mortgage bankers, commercial banks, investment banks, savings and loan associations and special purpose subsidiaries of the foregoing. Since privately-issued mortgage certificates are not guaranteed by an entity having the credit status of GNMA or FHLMC, such securities generally are structured with one or more types of credit enhancement. For a description of the types of credit enhancements that may accompany privately-issued mortgage securities, see "Types of Credit Support" below. A Portfolio will not limit its investments to asset-backed securities with credit enhancements.


          Adjustable Rate Mortgage Securities - An Adjustable Rate Mortgage Security ("ARM"), like a traditional mortgage security, is an interest in a pool of mortgage loans that provides investors with payments consisting of both principal and interest as mortgage loans in the underlying mortgage pool are paid off by the borrowers. Unlike fixed rate mortgage securities, ARMs are collateralized by or represent interests in mortgage loans with variable rates of interest. These interest rates are reset at periodic intervals, usually by reference to some interest rate index or market interest rate. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of adjustable rate securities, these securities are still subject to changes in value based on changes in market interest rates or changes in the issuer's creditworthiness. Because the interest rates are reset only periodically, changes in the interest rate on ARMs may lag changes in prevailing market interest rates. Also, some ARMs (or the underlying mortgages) are subject to caps or floors that limit the maximum change in interest rate during a specified period or over the life of the security. As a result, changes in the interest rate on an ARM may not fully reflect changes in prevailing market interest rates during certain periods. Because of the resetting of interest rates, ARMs are less likely than non-adjustable rate securities of comparable quality and maturity to increase significantly in value when market interest rates fall.


          Collateralized Mortgage Obligations - A Collateralized Mortgage Obligation ("CMO") is a debt security collateralized by a portfolio of mortgages or mortgage securities held under a trust indenture. In some cases, the underlying mortgages or mortgage securities are issued or guaranteed by the U.S. Government or an agency or instrumentality thereof, but the obligations purchased by a Portfolio will in many cases not be so issued or guaranteed. The issuer's obligation to make interest and principal payments is secured by the underlying portfolio of mortgages or mortgage securities. CMOs are issued with a number of classes or series which have different maturities and which may represent interests in some or all of the interest or principal on the underlying collateral or a combination thereof. In the event of sufficient early prepayments on such mortgages, the class or series of CMO first to mature generally will be retired prior to its maturity. The early retirement of a particular class or series of CMO held by a Portfolio would have the same effect as the prepayment of mortgages underlying a mortgage pass-through security.

Stripped Mortgage Securities - The Portfolios listed above may invest in stripped mortgage securities, which are derivative multi-class mortgage securities. Stripped mortgage securities may be issued by agencies or instrumentalities of the U.S. Government, or by private issuers, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped mortgage securities have greater volatility than other types of mortgage securities in which the Portfolios invest. Stripped mortgage securities may not be as liquid as other securities in which the Portfolios may invest.

          Stripped mortgage securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield-to-maturity on an IO class is extremely sensitive not only to changes in prevailing interest rates but also the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Portfolio's yield-to-maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Portfolio may fail to fully recoup its initial investment in these securities even if the securities are rated in a top rating category.

          As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. The value of other mortgage securities, like other debt instruments, will tend to move in the opposite direction of interest rates. Accordingly, investing in IOs, in conjunction with the other mortgage securities described herein, may reduce fluctuations in the net asset value of each class of a Portfolio.

          In addition to the stripped mortgage securities described above, the Portfolios listed above may invest in similar securities such as "Super POs," "Levered IOs" and "IOettes," all of which are more volatile than conventional POs or IOs. Risks associated with instruments such as Super POs are similar in nature to those risks related to investments in POs. Risks connected with Levered IOs and IOettes are similar in nature to those associated with IOs. The Portfolios may also invest in other similar instruments developed in the future that are deemed consistent with the investment objectives, policies and restrictions of the Portfolio.

          Under the Internal Revenue Code, POs may generate taxable income from the current accrual of original issue discount, without a corresponding distribution of cash to the portfolio.

Asset-Backed Securities - The Portfolios listed above may invest in asset-backed securities. As with mortgage securities, asset-backed securities are often backed by a pool of assets representing the obligation of a number of different parties and use similar credit enhancement techniques. For a description of the types of credit enhancement that may accompany privately-issued mortgage securities, see "Types of Credit Support" below. A Portfolio will not limit its investments to asset-backed securities with credit enhancements. Although asset-backed securities are not generally traded on a national securities exchange, many such securities are widely traded by brokers and dealers, and in such cases will not be deemed by that Portfolio's subadviser to be illiquid securities for the purposes of the investment policy that limits a Portfolio's investments in illiquid securities.

          Types of Credit Support - Mortgage securities and asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failure by obligors on underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. A Portfolio will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

          The ratings of mortgage securities and asset-backed securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the provider of the credit enhancement. The ratings of such securities could be subject to reduction in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency and loss experience on the underlying pool of assets is better than expected.

          Examples of credit support arising out of the structure of the transaction include "senior subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal and interest, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "over-collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceed those required to make payment of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information with respect to the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that which is anticipated could adversely affect the return on an investment in such a security.

Zero Coupon Securities - The Portfolios listed above may invest in zero coupon securities. Zero coupon securities involve special risk considerations. Zero coupon securities include debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. When such a zero coupon security is held to maturity, its entire return (other than the return of the principal upon maturity), consists of the amortization of discount and comes from the difference between its purchase price and its maturity value. The difference is known at the time of purchase, so that investors holding zero coupon securities until maturity know at the time of their investment what the return on their investment will be. Certain other zero coupon securities which also are sold at substantial discounts from their maturity value, provide for the commencement of regular interest payments at a deferred date.

          Zero coupon securities tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The values of zero coupon securities appreciate more during periods of declining interest rates and depreciates more during periods of rising interest rates. Zero coupon securities may be issued by a wide variety of corporate and governmental issuers. Although zero coupon securities are generally not traded on a national securities exchange, many such securities are widely traded by brokers and dealers and, if so, will not be considered illiquid.


          Current federal income tax law requires the holder of a zero coupon security (as well as the holders of other securities, such as Brady Bonds, which may be acquired at a discount) to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for federal income and excise taxes, a Portfolio may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

Lower Rated Fixed-Income Securities (High Yield Debt) - The Portfolios listed above may invest in high yield debt. Fixed-income securities rated below "investment grade" (i.e., rated below one of the top four ratings from Moody's or S&P or any other nationally recognized rating agency; or, if the securities are unrated, judged by the subadviser to be of similar quality) are considered high yield, high risk securities and are commonly known as "high yield debt" or "junk bonds". Lower quality fixed-income securities generally provide higher yields, but are subject to greater credit and market risk than higher quality fixed-income securities. Lower quality fixed-income securities are considered predominantly speculative with respect to the ability of the issuer to meet principal and interest payments. The ability of a Portfolio investing in lower quality fixed-income securities to achieve its investment objective may be more dependent on the relevant adviser's or subadviser's own credit analysis than it would be for a Portfolio investing in higher quality bonds. The market for lower quality fixed-income securities may be more severely affected than some other financial markets by economic recession or substantial interest rate increases, by changing public perceptions of this market or by legislation that limits the ability of certain categories of financial institutions to invest in these securities. In addition, the secondary market may be less liquid for lower rated fixed-income securities. This lack of liquidity at certain times may affect the valuation of these securities and may make the valuation and sale of these securities more difficult. For more information, including a detailed description of the ratings assigned by S&P, Moody's and Duff & Phelps, please refer to "Appendix A-1-Description of Bond Ratings."

Foreign Securities - The Portfolios listed above may invest in foreign securities. Unless otherwise indicated in the Prospectus or this SAI with respect to a Portfolio, foreign securities refer to securities of issuers organized or headquartered outside the United States or primarily traded outside the United States.


          Although investing in foreign securities may increase a Portfolio's diversification and reduce portfolio volatility, foreign securities may present risks not associated with investments in comparable securities of U.S. issuers. There may be less information publicly available about a foreign corporate or governmental issuer than about a U.S. issuer, and foreign corporate issuers are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions and securities custody costs are often higher than in the United States. With respect to certain foreign countries, there is a possibility of governmental expropriation of assets, confiscatory taxation, political or financial instability and diplomatic developments that could affect the value of investments in those countries. A Portfolio's receipt of interest on foreign government securities may depend on the availability of tax or other revenues to satisfy the issuer's obligations.

          A Portfolio's investments in foreign securities may include investments in countries whose economies or securities markets are not yet highly developed. Special considerations associated with these investments (in addition to the considerations regarding foreign investments generally) may include, among others, greater political uncertainties, an economy's dependence on revenues from particular commodities or on international aid or development assistance, currency transfer restrictions, highly limited numbers of potential buyers for such securities and delays and disruptions in securities settlement procedures.

          Since most foreign securities are denominated in foreign currencies or trade primarily in securities markets in which settlements are made in foreign currencies, the value of these investments and the net investment income available for distribution to shareholders of a Portfolio investing in these securities may be affected favorably or unfavorably by changes in currency exchange rates or exchange control regulations. Changes in the value relative to the U.S. dollar of a foreign currency in which a Portfolio's holdings are denominated will result in a change in the U.S. dollar value of the Portfolio's assets and the Portfolio's income available for distribution.

          In addition, although part of a Portfolio's income may be received or realized in foreign currencies, the Portfolio will be required to compute and distribute its income in U.S. dollars. Therefore, if the value of a currency relative to the U.S. dollar declines after a Portfolio's income has been earned in that currency, translated into U.S. dollars and declared as a dividend, but before payment of the dividend, the Portfolio could be required to liquidate portfolio securities to pay the dividend. Similarly, if the value of a currency relative to the U.S. dollar declines between the time a Portfolio accrues expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars will be greater than the equivalent amount in such currency of such expenses at the time they were incurred.

          Each Portfolio may also purchase shares of investment companies investing primarily in foreign securities, including shares of funds that invest primarily in securities of issuers located in one foreign country or region. Each Portfolio may, subject to the limitations stated above, invest in World Equity Benchmark Shares ("WEBS") and similar securities that invest in securities included in foreign securities indices. See "Investment Practices - Foreign Equity Depositary Receipts."


High Yield/High Risk Foreign Sovereign Debt Securities - The Portfolios listed above may invest in high yield/high risk foreign sovereign debt securities, which are typically issued by developing or emerging market countries. Such countries' ability to pay principal and interest may be adversely affected by many factors, including high rates of inflation, high interest rates, currency exchange rate fluctuations or difficulties, political uncertainty or instability, the country's cash flow position, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, the policy of the International Monetary Fund (the "IMF"), the World Bank and other international agencies, the obligor's balance of payments, including export performance, its access to international credit and investments, fluctuations in the international prices of commodities which it imports or exports and the extent of its foreign reserves and access to foreign exchange. Currency devaluations may also adversely affect the ability of a sovereign obligor to obtain sufficient foreign exchange to service its external debt.


          If a foreign sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment. The commitment on the part of these entities to make such disbursements may be conditioned on the government's implementation of economic reforms or other requirements. Failure to meet such conditions may result in the cancellation of such third parties' commitments to lend funds, which may further impair the obligor's ability or willingness to timely service its debts.

          A Portfolio may invest in the sovereign debt of foreign countries which have issued or have announced plans to issue Brady Bonds, and expect that a substantial portion of their investments in sovereign debt securities will consist of Brady Bonds.

Brady Bonds - The Portfolios listed above may invest in Brady Bonds, which are debt securities issued under the framework of the Brady Plan, an initiative announced by then U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness. In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multilateral institutions such as the World Bank and the IMF. The Brady Plan framework, as it has developed, contemplates the exchange of commercial bank debt for newly issued bonds (Brady Bonds). Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. The World Bank and/or the IMF support the restructuring by providing funds pursuant to loan agreements or other arrangements which enable the debtor nation to collateralize the new Brady Bonds or to repurchase outstanding bank debt at a discount. Under these arrangements with the World Bank or the IMF, debtor nations have been required to agree to the implementation of certain domestic monetary and fiscal reforms. Such reforms have included the liberalization of trade and foreign investment, the privatization of state-owned enterprises and the setting of targets for public spending and borrowing. These policies and programs seek to promote the debtor country's economic growth and development. Investors should recognize that the Brady Plan only sets forth general guiding principles for economic reform and debt reduction, emphasizing that solutions must be negotiated on a case-by-case basis between debtor nations and their creditors.

          Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt, which carry a below-market stated rate of interest (generally known as par bonds), bonds issued at a discount from face value of such debt (generally known as discount bonds), bonds bearing an interest rate which increases over time and bonds issued in exchange for the advancement of new money by existing lenders. Regardless of the stated face amount and stated interest rate of the various types of Brady Bonds, a Portfolio will purchase Brady Bonds in secondary markets, as described below, in which the price and yield to the investor reflect market conditions at the time of purchase. Brady Bonds issued to date have traded at a deep discount from their face value. Certain Brady Bonds have been collateralized as to principal due at maturity (typically 30 years from the date of issuance) by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of such Brady Bonds, although the collateral is not available to investors until the final maturity of the Brady Bonds. Collateral purchases are financed by the IMF, the World Bank and the debtor nations' reserves. In addition, interest payments on certain types of Brady Bonds may be collateralized by cash or high-grade securities in amounts that typically represent between 12 and 18 months of interest accruals on these instruments with the balance of the interest accruals being uncollateralized. A Portfolio may purchase Brady Bonds with no or limited collateralization, and will be relying for payment of interest and (except in the case of principal collateralized Brady Bonds) principal primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds. Brady Bonds issued to date are purchased and sold in secondary markets through U.S. securities dealers and other financial institutions and are generally maintained through European transnational securities depositories.

          In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments which would have then been due on the Brady Bonds in the normal course. In light of the residual risk of the Brady Bonds and, among other factors, the history of default with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative.

          Sovereign obligors in developing and emerging market countries have in the past experienced substantial difficulties in servicing their external debt obligations, which has led to defaults on certain obligations and the restructuring of certain indebtedness including, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds and obtaining new credit to finance interest payments. There can be no assurance that the Brady Bonds and other foreign sovereign debt securities in which a Portfolio may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect the Portfolio's holdings. Brady Bonds involving an emerging market country are included in any Portfolio's limitation on investments in emerging markets.


Foreign Equity Depositary Receipts - In addition to purchasing foreign securities directly, each Portfolio listed above may purchase Foreign Equity Depositary Receipts, which are instruments issued by a bank that represent an interest in equity securities held by arrangement with the bank. The Portfolios listed above may invest in European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and International Depositary Receipts ("IDRs"). In addition, the Portfolios listed above may invest in American Depositary Receipts ("ADRs"), which represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs are traded on domestic exchanges or in the U.S. over-the-counter market and, generally, are in registered form. EDRs, GDRs and IDRs are receipts evidencing an arrangement with a non-U.S. bank similar to that for ADRs and are designed for use in the non-U.S. securities markets. EDRs, GDRs and IDRs are not necessarily quoted in the same currency as the underlying security.

          Foreign Equity Depositary Receipts can be either "sponsored" or "unsponsored." Sponsored Foreign Equity Depositary Receipts are issued by banks in cooperation with the issuer of the underlying equity securities. Unsponsored Foreign Equity Depositary Receipts are arranged without involvement by the issuer of the underlying equity securities. Less information about the issuer of the underlying equity securities may be available in the case of unsponsored Foreign Equity Depositary Receipts.

          To the extent a Portfolio acquires Foreign Equity Depositary Receipts through banks that do not have a contractual relationship with the foreign issuer of the security underlying the Foreign Equity Depositary Receipts to issue and service such Foreign Equity Depositary Receipts (unsponsored), there may be an increased possibility that such Portfolio would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. In addition, the lack of information may result in inefficiencies in the valuation of such instruments. Investment in Foreign Equity Depositary Receipts does not eliminate the risks inherent in investing in securities of non-U.S. issuers. The market value of Foreign Equity Depositary Receipts is dependent upon the market value of the underlying securities and fluctuations in the relative value of the currencies in which the Foreign Equity Depositary Receipts and the underlying securities are quoted. However, by investing in Foreign Equity Depositary Receipts, such as ADRs, that are quoted in U.S. dollars, a Portfolio may avoid currency risks during the settlement period for purchases and sales.

Yankee Bonds - The Portfolios listed above may invest in Yankee bonds, which are bonds denominated in U.S. dollars and issued by foreign entities for sale in the United States. Yankee bonds are affected by interest rates in the U.S. and by the economic, political and other forces which impact the issuer locally.


Foreign Currency Transactions, including Forward Contracts, Futures and Options
- The Portfolios listed above may engage in foreign currency transactions to protect against a change in the foreign currency exchange rate between the date on which a Portfolio contracts to purchase or sell a security that settles in a foreign currency and the settlement date for the purchase or sale. In order to "lock in" the equivalent of a dividend or interest payment in another currency, a Portfolio may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate. If conditions warrant, a Portfolio may also enter into contracts with banks or broker-dealers to purchase or sell foreign currencies at a future date ("forward contracts"). A Portfolio will maintain cash or other liquid assets in a segregated account with the custodian in an amount at least equal to (i) the difference between the current value of the Portfolio's liquid holdings that settle in the relevant currency and the Portfolio's outstanding net obligations under currency forward contracts in that currency, or (ii) the current amount, if any, that would be required to be paid to enter into an offsetting forward currency contract which would have the effect of closing out the original forward contract.

          Subject to the investment policies described above in "Investment Objectives" and "Investment Restrictions" and in the Prospectus, the Portfolios listed above may also purchase or sell foreign currency futures contracts traded on futures exchanges. Foreign currency futures contract transactions involve risks similar to those of other futures transactions. Certain Portfolios may also purchase options on foreign currencies. See "Purchasing and Selling Options on Securities," and "Purchasing and Selling Futures (and options thereon)" below. A Portfolio's use of such transactions may be limited by tax considerations.

Emerging Markets - The Portfolios listed above may invest in the securities of issuers in emerging market countries (up to the limit of each Portfolio's ability to invest in foreign securities). Investing in securities of issuers in emerging market countries involves risks in addition to those discussed in the Prospectus and this SAI under "Foreign Securities." Emerging market countries are generally located in the Asia-Pacific region, Eastern Europe, Latin and South America and Africa. A Portfolio's purchase and sale of portfolio securities in certain emerging market countries may be constrained by limitations as to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on the aggregate trading volume by or holdings of a Portfolio, the subadviser, its affiliates and their respective clients and other service providers. A Portfolio may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached.


          Foreign investment in the securities markets of certain emerging market countries is restricted or controlled to varying degrees which may limit investment in such countries or increase the administrative costs of such investments. For example, certain Asian countries require governmental approval prior to investments by foreign countries or limit investment by foreign countries to only a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by a Portfolio. The repatriation of both investment income and capital from certain emerging market countries is subject to restrictions such as the need for governmental consents. Due to restrictions on direct investment in equity securities in certain Asian countries, such as Taiwan, it is anticipated that a Portfolio may invest in such countries only through other investment funds in such countries. See "Investment Company Securities" below.


Obligations of Supranational Agencies - The Portfolios listed above may invest in obligations issued by supranational agencies such as the International Bank for Reconstruction and Development (commonly known as the World Bank) which was chartered to finance development projects in developing member countries; the European Community, which is a twelve-nation organization engaged in cooperative economic activities; the European Coal and Steel Community, which is an economic union of various European nations' steel and coal industries; and the Asian Development Bank, which is an international development bank established to lend funds, promote investment and provide technical assistance to member nations in the Asian and Pacific regions. Debt obligations of supranational agencies are not considered U.S. Government securities and are not supported, directly or indirectly, by the U.S. Government.

Illiquid Securities - Each Portfolio may invest up to 15% (10% in the case of State Street Research Money Market) of its net assets in "illiquid securities," that is, securities which in the opinion of the subadviser may not be resalable at the price at which the Portfolio is valuing the security, within seven days, except as qualified below. Illiquid securities include securities whose disposition is restricted by federal securities laws (other than Rule 144A securities deemed liquid by the Portfolio's subadviser) and certificates of deposit and repurchase agreements of more than seven days duration or any time deposit with a withdrawal penalty. If through the appreciation of illiquid securities or the depreciation of liquid securities, a Portfolio is in a position where more than 15% (10% in the case of State Street Research Money Market) of the value of its net assets are invested in illiquid assets, the Portfolio is not required to immediately sell any illiquid securities if to do so would not be in the best interest of the Portfolio's shareholders.

Rule 144A Securities - The Portfolios listed above may purchase Rule 144A securities. These are privately offered securities that can be resold only to certain qualified institutional buyers. Rule 144A securities are treated as illiquid, unless the Portfolio's subadviser has determined, under guidelines established by the Fund's Board of Directors, that the particular issue of Rule 144A securities is liquid.


Real Estate Investment Trusts ("REITs") - The Portfolios listed above may invest in REITs, which are pooled investment vehicles which invest primarily in income-producing real estate or real estate related loans or interest. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like regulated investment companies such as the Portfolios, REITs are not taxed on income distributed to shareholders provided that they comply with certain requirements under the Internal Revenue Code. A Portfolio will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by the Portfolio.


          Investing in REITs involves certain unique risks. Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified (except to the extent the Internal Revenue Code requires), and are subject to the risk of financing projects. REITs are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for the exemption from tax for distributed income under the Internal Revenue Code and failing to maintain their exemption from the 1940 Act. REITs, and mortgage REITs in particular, are also subject to interest rate risk.

Investment Company Securities - The Portfolios listed above may invest in other investment companies to the extent permitted by the 1940 Act. Because of restrictions on direct investment by U.S. entities in certain countries, a Portfolio may choose to invest indirectly in such countries by purchasing shares of another investment company that is permitted to invest in such countries, which may be the most practical or efficient way for the Portfolio to invest in such countries. In other cases, where the Portfolio's subadviser desires to make only a relatively small investment in a particular country, investing through an investment company that holds a diversified portfolio in that country may be more effective than investing directly in issuers in that country. As an investor in another investment company, a Portfolio will bear its share of the expenses of that investment company. These expenses are in addition to the Portfolio's own costs of operations. In some cases, investing in an investment company may involve the payment of a premium over the value of the assets held in that investment company's portfolio.

          Zenith Equity pursues its investment objective by investing its assets in securities of other investment companies (FI Value Leaders, Jennison Growth and Capital Guardian U.S. Equity).

          Davis Venture Value may only invest in securities of investment companies investing primarily in foreign securities.

          Exchange Traded Funds (see below) are investment company securities; therefore, investments therein are subject to a Portfolio's limitation on investment in other investment companies.

Exchange Traded Funds - The Portfolios listed above may invest in Exchange Traded Funds ("ETFs") subject to the restrictions on the percentage of such Portfolios' assets that may be represented by Investment Company Securities. ETFs are also referred to as Domestic Equity Depositary Receipts. ETFs are interests in a unit investment trust ("UIT") that holds a portfolio of securities that is intended to track the price and dividend performance of a particular index. Common examples of ETFs include S&P Depositary Receipts ("SPDRs"), DIAMONDs, iShares, HOLDRs, VIPERs and Nasdaq 100 Shares, which may be obtained from the UIT issuing the securities or purchased in the secondary market (each of these ETFs are listed on the American Stock Exchange).

          ETFs are issued in aggregations known as "Creation Units" in exchange for a "Portfolio Deposit" consisting of (a) a portfolio of securities substantially similar to the component securities ("Index Securities") of the relevant index (the "Target Index"), (b) a cash payment equal to a pro rata portion of the dividends accrued on the UIT's portfolio securities since the last dividend payment by the UIT, net of expenses and liabilities, and (c) a cash payment or credit ("Balancing Amount") designed to equalize the net asset value of the Target Index and the net asset value of a Portfolio Deposit.

          ETFs are not individually redeemable, except upon termination of the UIT that issued them. To redeem, a Portfolio must accumulate enough ETFs to reconstitute a Creation Unit. The liquidity of small holdings of ETFs, therefore, will depend upon the existence of a secondary market. Upon redemption of a Creation Unit, a Portfolio will receive Index Securities and cash identical to the Portfolio Deposit required of an investor wishing to purchase a Creation Unit that day.


          The redemption price (and therefore the sale price) of ETFs is derived from and based upon the securities held by the UIT that issued them. Accordingly, the level of risk involved in the purchase or redemption or sale of an ETF is similar to the risk involved in the purchase or sale of traditional securities, with the exception that the price of ETFs is based on the value of a basket of stocks. The market prices of ETFs will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they trade (which may result in their trading at a discount or premium to their net asset value). ETFs may not replicate exactly the performance of their specified index because of transaction costs and because of the temporary unavailability of certain component securities of the index. Disruptions in the markets for the securities underlying ETFs purchased or sold by a Portfolio could result in losses on ETFs.

Repurchase Agreements - The Portfolios listed above may enter into repurchase agreements by which a Portfolio purchases a security (usually a U.S. Government Security) and obtains a simultaneous commitment from the seller (a member bank of the Federal Reserve System or, to the extent permitted by the 1940 Act, a recognized securities dealer) to repurchase the security at an agreed upon price and date. Each Portfolio, through the custodian or subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is the Fund's policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one day duration and 102% on all other repurchase agreements. Each Portfolio's adviser or subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price.

          The resale price is in excess of the purchase price and reflects an agreed upon market rate unrelated to the coupon rate on the purchased security. Such transactions afford a Portfolio the opportunity to earn a return on temporarily available cash at minimal market risk. While the underlying security may be a bill, certificate of indebtedness, note or bond issued by an agency, authority or instrumentality of the U.S. Government, the obligation of the seller is not guaranteed by the U.S. Government and there is a risk that the seller may fail to repurchase the underlying security, or the seller may enter insolvency, thereby delaying or limiting realization of collateral. In such event, the Portfolio may be able to exercise rights with respect to the underlying security, including possible disposition of the security in the market. However, a Portfolio may be subject to various delays and risks of loss, including (a) possible declines in the value of the underlying security during the period while the Portfolio seeks to enforce its rights thereto, (b) possible reduced levels of income and lack of access to income during this period and (c) inability to enforce rights and the expenses involved in attempted enforcement.


Reverse Repurchase Agreements and Dollar Rolls - The Portfolios listed above may enter into reverse repurchase agreements and dollar rolls with qualified institutions to seek to enhance returns. Information about specific limitations on reverse repurchase agreements applicable to the Portfolios is set out above under "Investment Objectives and Policies" and "Investment Restrictions".

          Reverse repurchase agreements involve sales by a Portfolio of portfolio assets concurrently with an agreement by that Portfolio to repurchase the same assets at a later date at a fixed price. During the reverse repurchase agreement period, the Portfolio continues to receive principal and interest payments on these securities.

          A Portfolio may enter into dollar rolls in which it sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale.


          The Portfolio will establish a segregated account with its custodian in which it will maintain high quality liquid assets equal in value to its obligations in respect of reverse repurchase agreements and dollar rolls. Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities retained by the Portfolio may decline below the price of the securities the Portfolio has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Portfolio's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio's obligation to repurchase the securities. Although reverse repurchase agreements and dollar rolls have certain characteristics similar to borrowings, these investment techniques are not considered borrowings by a Portfolio for purposes of determining the limitations on each Portfolio's borrowings described under the heading "Investment Restrictions".


Purchasing and Selling Options on Securities - The Portfolios listed above may purchase and sell options on a security, which entitles the holder to receive (in the case of a call option) or to sell (in the case of a put option) a particular security at a specified exercise price. An "American style" option allows exercise of the option at any time during the term of the option. A "European style" option allows an option to be exercised only at the end of its term. Options on securities may be traded on or off a national securities exchange. For a discussion of additional risks related to futures and options, see the discussion below. Information about specific limitations on option transactions applicable to the Portfolios is set out above under "Investment Objectives and Policies" and "Investment Restrictions".


          Risks Related to Futures and Options - The purchase and sale of futures contracts, options on futures, and options on securities or indexes and options involve risks. One risk arises because of the imperfect correlation between movements in the price of futures contracts or options and movements in the price of the underlying securities or index. A Portfolio's use of futures contracts or options will not be fully effective unless the Portfolio can compensate for such imperfect correlation. There is no assurance that a Portfolio will be able to effect such compensation.

          The correlation between the price movement of a futures contract or option and the related security (or index) may be distorted due to differences in the nature of the markets. If the price of the futures contract or option moves more than the price of the security or index, a Portfolio would experience either a loss or a gain on the future or option that is not completely offset by movements in the price of the security or index. In an attempt to compensate for imperfect price movement correlations, a Portfolio may purchase or sell futures contracts or options in a greater amount than the related securities or index position if the volatility of the related securities or index is historically greater than the volatility of the futures contracts or options. Conversely, a Portfolio may purchase or sell fewer contracts or options if the volatility of the price of the securities or index is historically less than that of the contracts or options.


          There are many reasons why changes in the values of futures contracts or options may not correlate perfectly with changes in the value of the underlying security or index. For example, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the index and futures markets. Secondly, the deposit requirements in the futures market are less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than does the securities market. In addition, trading hours for index futures or options may not correspond perfectly to hours of trading on the exchange where the underlying securities trade. This may result in a disparity between the price of futures or options and the value of the underlying security or index due to the lack of continuous arbitrage between the futures or options price and the value of the underlying security or index. Hedging transactions using securities indices also involve the risk that movements in the price of the index may not correlate with price movements of the particular portfolio securities being hedged (since a Portfolio will typically not own all of the securities included in a particular index).

          Price movement correlation also may be distorted by the limited liquidity of certain futures or options markets and the participation of speculators in such markets. If an insufficient number of contracts are traded, commercial users may not deal in futures contracts or options because they do not want to assume the risk that they may not be able to close out their positions within a reasonable amount of time. In such instance, futures and options market prices may be driven by different forces than those driving the market in the underlying securities, and price spreads between these markets may widen. The participation of speculators in the market generally enhances its liquidity. Nonetheless, speculative trading spreads between futures markets may create temporary price distortions unrelated to the market in the underlying securities.


          Positions in futures contracts and related options are established or closed out only on an exchange or board of trade regulated by the Commodity Futures Trading Commission ("CFTC"). There is no assurance that a liquid market on an exchange or board of trade will exist for any particular contract or at any particular time. The liquidity of markets in futures contracts may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures price during a single trading day. Once the daily limit has been reached in a contract, no trades may be entered into at a price beyond the limit, which may prevent the liquidation of open futures positions. Prices have in the past exceeded the daily limit on a number of consecutive trading days. If there is not a liquid market at a particular time, it may not be possible to close a futures position at such time, and, in the event of adverse price movements, a Portfolio would continue to be required to make daily cash payments of variation margin. However, if futures or options are used to hedge portfolio securities, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract.

          An exchange-traded option may be closed out only on a national securities or commodities exchange which generally provides a liquid secondary market for an option of the same series. If a liquid secondary market for an exchange-traded option does not exist, it might not be possible to effect a closing transaction with respect to a particular option, with the result that a Portfolio would have to exercise the option in order to realize any profit. If a Portfolio that has written an option is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation or other clearing organization may not at all times be adequate to handle current trading volume and (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

          Because the specific procedures for trading foreign futures and options on futures exchanges are still evolving, additional or different margin requirements as well as settlement procedures may be applicable to foreign futures and options at the time a Portfolio purchases foreign futures or options.

          The successful use of transactions in futures and options depends in part on the ability of a Portfolio to forecast correctly the direction and extent of interest rate or securities price movements within a given time frame. To the extent interest rates or securities prices move in a direction opposite to that anticipated, a Portfolio may realize a loss that is not fully or partially offset by an increase in the value of portfolio securities. In addition, whether or not interest rates or securities prices move during the period that a Portfolio holds futures or options positions, the Portfolio will pay the cost of taking those positions (i.e., brokerage costs). As a result, the Portfolio's total return for such period may be less than if it had not engaged in the futures or option transaction.

          Future Developments - The above discussion relates to a Portfolio's proposed use of futures contracts, options and options on futures contracts and swap transactions currently available. The relevant markets and related regulations are constantly evolving. In the event of future regulatory or market developments, a Portfolio may also use additional types of futures contracts or options and other similar or related investment techniques.


          Writing Covered Options - The Portfolios listed above may write covered call or put options. A call option on a futures contract written by a Portfolio is considered by the Portfolio to be covered if the Portfolio owns the security subject to the underlying futures contract or other securities whose values are expected to move in tandem with the values of the securities subject to such futures contract, based on historical price movement volatility relationships. A call option on a security written by a Portfolio is considered to be covered if the Portfolio owns a security deliverable under the option. A written call option is also covered if the Portfolio holds a call on the same futures contract or security as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or
(b) is greater than the exercise price of the call written if the difference is maintained by the Portfolio in liquid assets in a segregated account with its custodian.

          A put option on a futures contract written by a Portfolio, or a put option on a security written by a Portfolio, is covered if the Portfolio maintains cash or other liquid assets with a value equal to the exercise price in a segregated account with the Portfolio's custodian, or else holds a put on the same futures contract (or security, as the case may be) as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

          If the writer of an option wishes to terminate its position, it may effect a closing purchase transaction by buying an option identical to the option previously written. The effect of the purchase is that the writer's position will be canceled. Likewise, the holder of an option may liquidate its position by selling an option identical to the option previously purchased.


          Closing a written call option will permit a Portfolio to write another call option on the portfolio securities used to cover the closed call option. Closing a written put option will permit a Portfolio to write another put option secured by the segregated cash or other liquid assets used to secure the closed put option. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any futures contract or securities subject to the option to be used for other Portfolio investments. If a Portfolio desires to sell particular securities covering a written call option position, it will close out its position or will designate from its portfolio comparable securities to cover the option prior to or concurrent with the sale of the covering securities.

          A Portfolio will realize a profit from closing out an option if the price of the offsetting position is less than the premium received from writing the option or is more than the premium paid to purchase the option; a Portfolio will realize a loss from closing out an option transaction if the price of the offsetting option position is more than the premium received from writing the option or is less than the premium paid to purchase the option. Because increases in the market price of a call option will generally reflect increases in the market price of the covering securities, any loss resulting from the closing of a written call option position is expected to be offset in whole or in part by appreciation of such covering securities.

          Since premiums on options having an exercise price close to the value of the underlying securities or futures contracts usually have a time value component (i.e., a value that diminishes as the time within which the option can be exercised grows shorter) an option writer may profit from the lapse of time even though the value of the futures contract (or security in some cases) underlying the option (and of the security deliverable under the futures contract) has not changed. Consequently, profit from option writing may or may not be offset by a decline in the value of securities covering the option. If the profit is not entirely offset, a Portfolio will have a net gain from the options transaction, and the Portfolio's total return will be enhanced. Likewise, the profit or loss from writing put options may or may not be offset in whole or in part by changes in the market value of securities acquired by the Portfolio when the put options are closed.


          Over-the-Counter Options - An over-the-counter option (an option not traded on a national securities exchange) may be closed out only with the other party to the original option transaction. While a Portfolio will seek to enter into over-the-counter options only with dealers who agree to and are expected to be capable of entering into closing transactions with the Portfolio, there can be no assurance that the Portfolio will be able to liquidate an over-the-counter option at a favorable price at any time prior to its expiration. Accordingly, the Portfolio might have to exercise an over-the-counter option it holds in order to realize any profit thereon and thereby would incur transactions costs on the purchase or sale of the underlying assets. If the Portfolio cannot close out a covered call option written by it, it will not be able to sell the underlying security until the option expires or is exercised. Furthermore, over-the-counter options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation or other clearing organizations.

          The staff of the SEC has taken the position that over-the-counter options on U.S. Government securities and the assets used as cover for written over-the-counter options on U.S. Government securities should generally be treated as illiquid securities. However, if a dealer recognized by the Federal Reserve Bank of New York as a "primary dealer" in U.S. Government securities is the other party to an option contract written by a mutual fund such as a Portfolio, and such Portfolio has the absolute right to repurchase the option from the dealer at a formula price established in a contract with the dealer, the SEC staff has agreed that the Portfolio only needs to treat as illiquid that amount of the "cover" assets equal to the amount by which (i) the formula price exceeds (ii) any amount by which the market value of the securities subject to the options exceeds the exercise price of the option (the amount by which the option is "in-the-money").

Purchasing and Selling Futures (and options thereon) - The Portfolios listed above may purchase and sell futures and options on futures. Information about specific limitations on futures and options on futures applicable to the Portfolios is set out above under "Investment Objectives and Policies" and "Investment Restrictions".

          Futures Contracts - A futures contract is an agreement between two parties to buy and sell a commodity or financial instrument (e.g., an interest-bearing security, a currency or, in the case of futures contracts on the S&P 500 Index, the value of the basket of securities comprising the Index) for a specified price on a specified future date. In the case of futures on an index, the seller and buyer agree to settle in cash, at a future date, based on the difference in value of the contract between the date it is opened and the settlement date. The value of each contract is equal to the value of the index from time to time multiplied by a specified dollar amount. For example, long-term municipal bond index futures trade in contracts equal to $1000 multiplied by the Bond Buyer Municipal Bond Index.

          When a trader, such as a Portfolio, enters into a futures contract, it is required to deposit with (or for the benefit of) its broker, as "initial margin," an amount of cash or short-term high-quality securities (such as U.S. Treasury Bills) equal to approximately 2% to 20% of the delivery or settlement price of the contract (depending on applicable exchange rules). Initial margin is held to secure the performance of the holder of the futures contract. As the value of the contract changes, the value of futures contract positions increases or declines. At the end of each trading day, the amount of such increase or decline is received or paid respectively by and to the holders of these positions. The amount received or paid is known as "variation margin" or "maintenance margin." A Portfolio with a long position in a futures contract will establish a segregated account with the Portfolio's custodian containing liquid assets equal to the purchase price of the contract (less any margin on deposit). For short positions in futures contracts, a Portfolio will establish a segregated account with the custodian with liquid assets that, when added to the amounts deposited as margin, equal the market value of the instruments or currency underlying the futures contracts.

          Although futures contracts by their terms may require actual delivery and acceptance of securities, in most cases the contracts are closed out before settlement. Closing out a futures sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity and with the same delivery date. Similarly, the closing out of a futures purchase is effected by the purchaser selling an offsetting futures contract.

          Gain or loss on a futures position is equal to the net variation margin received or paid over the time the position is held, plus or minus the amount received or paid when the position is closed, minus brokerage commissions.

          MFS Total Return may purchase and sell futures contracts on interest-bearing securities or indices thereof, or on indices of stock prices (such as the S&P 500 Index), to increase or decrease its portfolio exposure to common stocks or to increase or decrease its portfolio exposure to notes and bonds.

          Options on Futures - An option on a futures contract obligates the writer, in return for the premium received, to assume a position in a futures contract (a short position if the option is a call and a long position if the option is a put), at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option generally will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying contract, the remaining term of the option, supply and demand and interest rates. Options on futures contracts traded in the United States may only be traded on a United States board of trade licensed by the CFTC.

          The Fund, on behalf of each of the Portfolios, has notified the CFTC, pursuant to Rule 4.5 under the Commodity Exchange Act, that it desires to claim exclusion from the definition of the term "Commodity Pool Operator". In connection with such exclusion, the Fund has represented, on behalf of each Portfolio, that the Fund will operate the Portfolio in a manner such that the
Portfolio:

          (i) Will use commodity futures or commodity options contracts solely for bona fide hedging purposes within the meaning and intent of CFTC Rule 1.3(z)(1); provided, however, that, in addition, with respect to positions in commodity futures or commodity option contracts which do not come within the meaning and intent of Rule 1.3(z)(1), the Portfolio may enter into commodity futures and commodity options contracts for which the aggregate initial margin and premiums required to establish such positions will not exceed 5 percent of the liquidation value of the Portfolio's assets, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into; provided, further, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount as defined in CFTC Rule 190.01(x) may be excluded in computing such 5%;

          (ii) Will not be, and has not been, marketing participation to the public as or in a commodity pool or otherwise as or in a vehicle for trading in the commodity futures or commodity options markets;

          (iii) Will disclose in writing to each prospective participant the purpose of and the limitations on the scope of the commodity futures and commodity options trading in which the Portfolio intends to engage; and

          (iv) Will submit to such special calls as the CFTC may make to require the Fund on behalf of the Portfolio to demonstrate compliance with the provisions of Rule 4.5(c) under the Commodity Exchange Act.

          If Rule 4.5 under the Commodity Exchange Act is amended to provide for an alternative to the 5 percent test described in (i) above, a Portfolio will operate in accordance with either the 5 percent test or the alternative test, except as provided in such Portfolio's fundamental investment policies. For a discussion of additional risks related to futures and options, see the discussion below.

Eurodollar Futures and Options - The Portfolios listed above may make investments in Eurodollar instruments, which are typically dollar-denominated futures contracts or options on those contracts that are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Portfolio might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

Loan Participations and Assignments - The Portfolios listed above may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between a foreign sovereign entity and one or more financial institutions ("Lenders").

The Portfolios listed above may invest in such Loans in the form of participations in Loans ("Participations") and assignments of all or a portion of Loans from third parties ("Assignments"). Participations typically will result in the Portfolios having a contractual relationship only with the Lender, not with the borrower. The Portfolios will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Portfolios generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Portfolios may not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Portfolios will assume the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, a Portfolio may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. When a Portfolio purchases Assignments from Lenders, the Portfolio will acquire direct rights against the borrower on the Loan, except that under certain circumstances such rights may be more limited than those held by the assigning Lender.

          The Portfolios may have difficulty disposing of Assignments and Participations. Because the market for such instruments is not highly liquid, the Portfolios anticipate that such instruments could be sold only to a limited number of institutional investors. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and will have an adverse impact on a Portfolio's ability to dispose of particular Assignments or Participations in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. The Portfolios currently intend to treat all investments in Participations and Assignments as illiquid.


Swaps, Caps, Floors, Collars, Etc. - The Portfolios listed above may enter into interest rate, currency and index swaps, the purchase or sale of related caps, floors and collars and other derivatives. A Portfolio will enter into these transactions primarily to seek to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities a portfolio anticipates purchasing at a later date. A Portfolio will not sell interest rate caps or floors if it does not own securities or other instruments providing the income the Portfolio may be obligated to pay. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (for example, an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal). The purchase of an interest rate cap entitles the purchaser to receive payments on a notional principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of an interest rate floor entitles the purchaser to receive payments of interest on a notional principal amount from the party selling the interest rate floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values. A currency swap is an agreement to exchange cash flows on a notional amount based on changes in the values of the reference currencies.

          A Portfolio will usually enter into interest rate swaps on a net basis, that is, two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. To the extent that a Portfolio maintains in a segregated account with its custodian liquid assets sufficient to meet its obligations under swaps, caps, floors, collars and other similar derivatives (see below) these investments will not constitute senior securities under the 1940 Act, as amended, and, thus, will not be treated as being subject to the Portfolio's borrowing restrictions. A Portfolio will not enter into any swap, cap, floor, collar or other derivative transaction unless the counterparty is deemed creditworthy by that Portfolio's subadviser. If a counterparty defaults, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction. Caps, floors and collars may not be as liquid as swaps.

          The liquidity of such agreements will be determined by a Portfolio's subadviser based on various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and (5) the nature of the marketplace for trades (including the ability to assign or offset a Portfolio's rights and obligations relating to the investment). Such determination will govern whether a swap will be deemed to be within the restriction on investments in illiquid securities.

          The Portfolio's listed above will maintain cash and appropriate liquid assets in a segregated custodial account to cover its current obligations under swap agreements. If a Portfolio enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Portfolio's accrued obligations under the swap agreement over the accrued amount the Portfolio is entitled to receive under the agreement. If a Portfolio enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Portfolio's accrued obligations under the agreement.


Inverse Floaters - The Portfolios listed above may invest in inverse floaters, which are derivative mortgage securities. Inverse floaters are structured as a class of security that receives distributions on a pool of mortgage assets and whose yields move in the opposite direction of short-term interest rates, sometimes at an accelerated rate. Inverse floaters may be issued by agencies or instrumentalities of the U.S. Government, or by private issuers, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Inverse floaters have greater volatility than other types of mortgage securities in which the Portfolios invest (with the exception of stripped mortgage securities). Inverse floaters may not be as liquid as other securities in which the Portfolios may invest.

Structured Notes - The Portfolios listed above may invest in a broad category of instruments known as "structured notes." These instruments are debt obligations issued by industrial corporations, financial institutions or governmental or international agencies. Traditional debt obligations typically obligate the issuer to repay the principal plus a specified rate of interest. Structured notes, by contrast, obligate the issuer to pay amounts of principal or interest that are determined by reference to changes in some external factor or factors. For example, the issuer's obligations could be determined by reference to changes in the value of a commodity (such as gold or oil), a foreign currency, an index of securities (such as the S&P 500 Index) or an interest rate (such as the U.S. Treasury bill rate). In some cases, the issuer's obligations are determined by reference to changes over time in the difference (or "spread") between two or more external factors (such as the U.S. prime lending rate and the LIBOR). In some cases, the issuer's obligations may fluctuate inversely with changes in an external factor or factors (for example, if the U.S. prime lending rate goes up, the issuer's interest payment obligations are reduced). In some cases, the issuer's obligations may be determined by some multiple of the change in an external factor or factors (for example, three times the change in the U.S. Treasury bill rate). In some cases, the issuer's obligations remain fixed (as with a traditional debt instrument) so long as an external factor or factors do not change by more than the specified amount (for example, if the U.S. Treasury bill rate does not exceed some specified maximum); but if the external factor or factors change by more than the specified amount, the issuer's obligations may be sharply increased or reduced.


          Structured notes can serve many different purposes in the management of a Portfolio. For example, they can be used to increase a Portfolio's exposure to changes in the value of assets that the Portfolio would not ordinarily purchase directly (such as gold or oil). They can also be used to hedge the risks associated with other investments a Portfolio holds. For example, if a structured note has an interest rate that fluctuates inversely with general changes in market interest rates, the value of the structured note would generally move in the opposite direction to the value of traditional debt obligations, thus moderating the effect of interest rate changes in the value of a Portfolio's portfolio as a whole.

          Structured notes involve special risks. As with any debt obligation, structured notes involve the risk that the issuer will become insolvent or otherwise default on its payment obligations. This risk is in addition to the risk that the issuer's obligations (and thus the value of a Portfolio's investment) will be reduced because of changes in the external factor or factors to which the obligations are linked. The value of structured notes will in many cases be more volatile (that is, will change more rapidly or severely) than the value of traditional debt instruments. Volatility will be especially high if the issuer's obligations are determined by reference to some multiple of the change in the external factor or factors. Many structured notes have limited or no liquidity, so that a Portfolio would be unable to dispose of the investment prior to maturity. As with all investments, successful use of structured notes depends in significant part on the accuracy of the subadviser's analysis of the issuer's creditworthiness and financial prospects, and of the subadviser's forecast as to changes in relevant economic and financial market conditions and factors. In instances where the issuer of a structured note is a foreign entity, the usual risks associated with investments in foreign securities (described above) apply.


Capital Securities - The Portfolios listed above may invest in capital securities, which are securities issued by a trust having as its only assets junior subordinated debentures of a corporation, typically a bank holding company. This structure provides tax advantages to a bank holding company while generally providing investors a higher yield than is offered by investing directly in a bank holding company's subordinated debt.

Payment-in-Kind Securities ("PIKs") - The Portfolios listed above may invest in PIKs, which are debt obligations which provide that the issuer may, at its option, pay interest on such obligations in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value than debt obligations which make regular payments of interest. A Portfolio will accrue income on such investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Portfolio's distribution obligations.

Warrants - The Portfolios listed above may invest in warrants, which are securities that give a Portfolio the right to purchase equity securities from an issuer at a specific price (the "strike price") for a limited period of time. The strike price of warrants typically is much lower than the current market price of the underlying securities, yet they are subject to similar price fluctuations. As a result, warrants may be more volatile investments than the underlying securities and may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date. These factors can make warrants more speculative than other types of investments.

Indexed Securities - The Portfolios listed above may purchase securities with principal and/or interest payments whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. The Portfolios may also purchase indexed deposits with similar characteristics. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other. Certain indexed securities may expose a Portfolio to the risk of loss of all or a portion of the principal amount of its investment and/or the interest that might otherwise have been earned on the amount invested.


          The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government-sponsored entities.


When-Issued Securities - The Portfolios listed above may invest in when-issued securities. If the value of a "when-issued" security being purchased falls between the time a Portfolio commits to buy it and the payment date, the Portfolio may sustain a loss. The risk of this loss is in addition to the Portfolio's risk of loss on the securities actually in its portfolio at the time. In addition, when a Portfolio buys a security on a when-issued basis, it is subject to the risk that market rates of interest will increase before the time the security is delivered, with the result that the yield on the security delivered to the Portfolio may be lower than the yield available on other, comparable securities at the time of delivery or lost investment opportunity with respect to liquid assets in the event the counter-party defaults on its obligation to deliver the security on the settlement date. A Portfolio will maintain assets in a segregated account in an amount sufficient to satisfy its outstanding obligations to buy securities on a "when-issued" basis.


Forward Commitments - The Portfolios listed above may purchase securities on a forward commitment basis; that is, make contracts to purchase securities for a fixed price at a future date beyond the customary three-day settlement period. A Portfolio is required to hold and maintain in a segregated account with the custodian, until three-days prior to settlement date, cash or other liquid assets in amount sufficient to meet the purchase price. Alternatively, a Portfolio may enter into offsetting contracts for the forward sale of other securities it owns. The purchase of securities on a forward commitment basis involves risk of loss if the value of the security to be purchased declines prior to the settlement date or lost investment opportunity with respect to liquid assets in the event the counter-party defaults on its obligation to deliver the security on the settlement date. Although a Portfolio will generally purchase securities on a forward commitment basis with the intention of acquiring such securities for its portfolio, a Portfolio may dispose of forward commitments prior to settlement if the subadviser deems it appropriate to do so.


Hybrid Instruments - The Portfolios listed above may invest in hybrid instruments (a type of potentially high-risk derivative). Hybrid instruments have recently been developed and combine the elements of futures contracts or options with those of debt, preferred equity or a depositary instrument. Generally, a hybrid instrument will be a debt security, preferred stock, depositary share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities (collectively "Underlying Assets") or by another objective index, economic factor, or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively "Benchmarks"). Thus, hybrid instruments may take a variety of forms, including, but no limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity rate. Under certain conditions, the redemption value of such an instrument could be zero. Hybrid instruments can have volatile prices and limited liquidity and their use by a Portfolio may not be successful.

          Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if "leverage" is used to structure the hybrid instrument. Leverage risk occurs when the hybrid instrument in structured so that a given change in a Benchmark or Underlying Asset is multiplied to produce a greater value change in the hybrid instrument, thereby magnifying the risk of loss as well as the potential for gain.

          Hybrid instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a Portfolio may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transaction costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a United States dollar-denominated hybrid instrument whose redemption price is linked to the average three year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level, and payoffs of less than par if rates were above the specified level. Furthermore, a Portfolio could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give a Portfolio the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transaction costs. Of course, there is no guarantee that the strategy will be successful and a Portfolio could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the hybrid instrument.


          Although the risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies, hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. The risks of a particular hybrid instrument will, of course, depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the Benchmarks or the prices of Underlying Assets to which the instrument is linked. Such risks generally depend upon factors which are unrelated to the operations or credit quality of the issuer of the hybrid instrument and which may not be readily foreseen by the purchaser, such as economic and political events, the supply and demand for the Underlying Assets and interest rate movements. In recent years, various Benchmarks and prices for Underlying Assets have been highly volatile, and such volatility may be expected in the future.


          Hybrid instruments may also carry liquidity risk since the instruments are often "customized" to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. In addition, because the purchase and sale of hybrid instruments could take place in an over the counter market without the guarantee of a central clearing organization or in a transaction between a Portfolio and the issuer of the hybrid instrument, the creditworthiness of the counter party or issuer of the hybrid instrument would be an additional risk factor which the Portfolio would have to consider and monitor. Hybrid instruments also may not be subject to regulation by the CFTC, which generally regulates the trading of commodity futures by persons in the United States, or any other governmental regulatory authority. The various risks discussed above, particularly the market risk of such instruments, may in turn cause significant fluctuations in the net asset value of a Portfolio.

Short Sales "Against the Box" - The Portfolios listed above may engage in short sales "against the box." A short sale is a transaction in which a party borrows a security and then sells the borrowed security to another party. Each Portfolio listed above may engage in short sales if it owns (or has the right to acquire without further consideration) the security it has sold short, a practice known as selling short "against the box." Short sales against the box may protect a Portfolio against the risk of losses in the value of its portfolio securities because any unrealized losses with respect to such securities should be wholly or partially offset by a corresponding gain in the short position. However, any potential gains in such securities should be wholly or partially offset by a corresponding loss in the short position. Short sales against the box may be used to lock in a profit on a security when, for tax reasons or otherwise, a subadviser does not want to sell the security.

Lending of Portfolio Securities - Each Portfolio may lend its portfolio securities to broker-dealers under contracts calling for cash collateral equal to at least the market value of the securities loaned, marked to market on a daily basis. A Portfolio will continue to benefit from interest or dividends on the securities loaned and will also receive interest through investment of the cash collateral in short-term liquid investments, which may include shares of money market funds subject to any investment restriction described herein. Any voting rights, or rights to consent, relating to securities loaned pass to the borrower. However, if a material event affecting the investment occurs, such loans may be called so that the securities may be voted by a Portfolio. A Portfolio pays various fees in connection with such loans, including shipping fees and reasonable custodian and placement fees.

          A Portfolio may pay reasonable finders, administrative and custodial fees to persons that are unaffiliated with the Fund for services in connection with loans of its portfolio securities. Payments received by a Portfolio equal to dividends, interest and other distributions on loaned securities may be treated as income other than qualified income for the 90% test discussed under "Taxes" below. The Fund intends to engage in securities lending only to the extent that it does not jeopardize its qualification as a regulated investment company under the Internal Revenue Code.


                          RESOLVING MATERIAL CONFLICTS


          Currently, shares in the Fund are available only to separate accounts established by Metropolitan Life Insurance Company ("MetLife"), New England Life Insurance Company ("NELICO"), MetLife Investors USA Insurance Company ("MetLife Investors"), or General American Life Insurance Company ("General American") and their affiliates or their subsidiaries, and to certain eligible qualified retirement plans ("Qualified Plans"), as an investment vehicle for variable life insurance or variable annuity products or Qualified Plans. In the future, however, such shares may be offered to separate accounts of insurance companies unaffiliated with MetLife, NELICO, MetLife Investors, or General American.

          A potential for certain conflicts of interest exists between the interests of variable life insurance contract owners and variable annuity contract owners. Pursuant to conditions imposed in connection with related regulatory relief granted by the SEC, the Fund's Board of Directors has an obligation to monitor events to identify conflicts that may arise from the sale of shares to both variable life insurance and variable annuity separate accounts or to separate accounts of insurance companies not affiliated with MetLife, NELICO, MetLife Investors, or General American. Such events might include changes in state insurance law or federal income tax law, changes in investment management of any Portfolio of the Fund or differences between voting instructions given by variable life insurance and variable annuity contract owners. Through its Participation Agreement with the Fund, each insurance company investing in the Fund is responsible for monitoring and reporting any such conflicts to the Fund and for proposing and executing any necessary remedial action. The Board of Directors of the Fund has an obligation to determine whether such proposed action adequately remedies any such conflicts.


                        DETERMINATION OF NET ASSET VALUES

          The net asset value per share of each class of each Portfolio is determined as of the close of regular trading on the New York Stock Exchange on each day the New York Stock Exchange is open. The New York Stock Exchange is currently expected to be closed on weekend days and on the following holidays each year: New Year's Day, Martin Luther King Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Because foreign exchanges are not always closed at the same time that the New York Stock Exchange is closed, the price of securities primarily traded on foreign exchanges may increase or decrease when the New York Stock Exchange is closed.

Therefore, the net asset value of each class of a Portfolio that holds these securities may change on days that separate accounts will not be able to purchase or redeem Fund shares.


          If the Board of Directors decides that continuing to offer shares of one or more Portfolios will not serve the Fund's best interest (e.g., changing market conditions, regulatory problems or low Portfolio participation), the Fund may stop offering such shares and, by a vote of the Board of Directors, may require redemption (at net asset value) of outstanding shares in such Portfolio(s) upon 30 days' prior written notice to affected shareholders.


          Expenses of each Portfolio are paid or accrued each day.

All Portfolios (other than State Street Research Money Market)
--------------------------------------------------------------

     Each Portfolio other than State Street Research Money Market values its securities in the manner set forth below.

     Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are valued on the basis of valuations furnished by independent pricing services selected by the adviser or relevant subadviser pursuant to authorization of the Board. Short term obligations with a remaining maturity of sixty days or less are stated at amortized cost value which approximates fair market value.


     Equity securities traded on a national securities exchange or exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing (the "NOCP"). The NOCP is the last sale price if it falls between the spread of the last reported bid and asked prices. If the last reported bid and asked prices are above the last reported sale price, the NOCP will be the last reported bid price. If the last reported bid and asked prices are below the last reported sale price, the NOCP will be the last reported asked price. Equity securities traded on a national securities exchange or exchanges or on the NASDAQ National Market System for which there is no reported sale during the day, are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board of Directors or its delegates. If no closing price is available, then such securities are valued by using the mean between the last reported bid and asked prices. Equity securities traded over-the-counter are valued at the last reported sales price.

     Securities for which current market quotations are not readily available and all other assets are valued at fair value as determined in good faith by the Portfolio's adviser or subadviser acting under the supervision of the Board of Directors, although the actual calculations may be made by a pricing service selected by the Portfolio's adviser or subadviser and approved by the Board.

     Securities traded primarily on an exchange outside of the United States which closes before the close of the New York Stock Exchange will be valued at the last sales price on that non-U.S. exchange. Securities traded primarily on an exchange outside of the United States for which there is no reported sale during the day, are valued at the mean between the last reported bid and asked prices (except for Scudder Global Equity which uses last reported bid price). However, if an event occurring after the closing of an exchange outside the United States may have affected such security's value, the Fund, under procedures approved by the Board, may fair value the security in good faith. The actual calculations may be made by a pricing service selected by the adviser or relevant subadviser and approved by the Board or a fair value pricing vendor approved by the Board.


     Forward foreign currency exchange contracts are valued based on the mean between closing bid and ask prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

     Options, whether on securities, indices, or futures contracts, are valued at the last sales price available as of the close of business on the day of valuation or, if no sale, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day. As a general matter, futures contracts are marked-to-market daily.

     The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

State Street Research Money Market
----------------------------------

          The portfolio securities of State Street Research Money Market will be valued at amortized cost. Under the amortized cost method of valuation, securities are valued at cost on the date of purchase. Thereafter the values of securities purchased at a discount or premium are increased or decreased incrementally each day so that at maturity the purchase discount or premium is fully amortized and the value of the security is equal to its principal amount. Due to fluctuations in interest rates, the amortized cost value of the securities of State Street Research Money Market may at times be more or less than their market value.


          By using amortized cost valuation, State Street Research Money Market seeks to maintain a constant net asset value of $100 per share of each class of the Portfolio despite minor shifts in the market value of its portfolio securities. The yield on a shareholder's investment may be more or less than that which would be recognized if the net asset value per share of each class of State Street Research Money Market were not constant and were permitted to fluctuate with the market value of the portfolio securities of the Portfolio. However, as a result of the following procedures, the Fund believes any difference will normally be minimal. Quarterly, the Fund's Directors monitor the deviation between the net asset value per share of each class of the Portfolio as determined by using available market quotations and such class' amortized cost price per share. State Street Research, subadviser to State Street Research Money Market, makes such comparisons at least weekly and will advise MetLife Advisers and the Directors promptly in the event of any significant deviation. If the deviation exceeds 0.50% for any class, the Board of Directors will consider what action, if any, should be initiated to provide fair valuation of the portfolio securities of State Street Research Money Market and prevent material dilution or other unfair results to shareholders. Such action may include selling portfolio securities prior to maturity, withholding dividends or utilizing a net asset value per share of each class as determined by using available market quotations.





                                    EXPENSES


Expense Agreement
-----------------

          Pursuant to an expense agreement relating to each class of Franklin Templeton Small Cap Growth, Met/Putnam Voyager, MFS Investors Trust and State Street Research Large Cap Value, MetLife Advisers has agreed to pay, from May 1, 2004 to April 30, 2005, the operating expenses (not including amortization of expenses, brokerage costs, interest, taxes, or extraordinary expenses) in excess of stated annual expense limits (based on a Portfolio's then-current fiscal year, which limits vary from Portfolio to Portfolio). This subsidy, and similar subsidies in effect in earlier periods, are subject to the obligation of each class of such Portfolios (other than Met/Putnam Voyager) to repay MetLife Advisers in future years, if any, when a class' expenses fall below the stated expense limit pertaining to that class that was in effect at the time of the subsidy in question. Such deferred expenses may be charged to a class in a subsequent year to the extent that the charge does not cause the total expenses in such subsequent year to exceed the class' stated expense limit that was in effect at the time of the subsidy in question; provided, however, that no class of a Portfolio is obligated to repay any expense paid by MetLife Advisers more than three years in the case of Franklin Templeton Small Cap Growth and MFS Investors Trust and five in the case of State Street Research Large Cap Value, after the end of the fiscal year in which such expense was incurred. The expense limits (annual rates as a percentage of each class of each Portfolio's net average daily net assets) in effect from May 1, 2004 to April 30, 2005 are as follows:

-------------------------------------------------------------------
Portfolio                                 Expense Limit Agreement
-------------------------------------------------------------------
                                        Class A   Class B   Class E
-------------------------------------------------------------------
Franklin Templeton Small Cap Growth        1.15%     1.40%     1.30%
Met/Putnam Voyager                         1.00%     1.25%     1.15%
MFS Investors Trust                        1.00%     1.25%     1.15%
State Street Research Large Cap Value      0.95%     1.20%     1.10%

Additional Information About Expenses
-------------------------------------


          Each Portfolio pays all expenses not borne by MetLife Advisers or its subadviser or MetLife, including, but not limited to, the charges and expenses of each Portfolio's custodian, independent auditors and legal counsel for the Fund and its independent Directors, all brokerage commissions and transfer taxes in connection with portfolio transactions, all taxes and filing fees, the fees and expenses for registration or qualification of its shares under federal and state securities laws, all expenses of shareholders' and Directors' meetings and preparing, printing and mailing prospectuses and reports to shareholders, dues for membership in the Investment Company Institute, and the compensation of Directors of the Fund who are not directors, officers or employees of MetLife Advisers or its affiliates, other than affiliated registered investment companies.


          The table below sets forth the total expenses incurred by each Portfolio subject to expense limits during the year ended December 31, 2003 and what each Portfolio's expenses would have been without the expense agreement for the same period.


-------------------------------------------------------------------------------------------------
                                                                      Total Operating Expenses
                                        Total Operating Expenses      (as a percentage of average
                                        (as a percentage of average   daily net assets) without
Portfolio                               daily net assets)             the expense agreement
-------------------------------------------------------------------------------------------------
                                        Class A   Class B   Class E   Class A   Class B   Class E
-------------------------------------------------------------------------------------------------
Franklin Templeton Small Cap Growth        1.13%     1.38%     1.28%     1.32%     1.57%     1.47%
Met/Putnam Voyager                         1.00%     1.25%     1.15%     1.07%     1.32%     1.22%
MFS Investors Trust                        0.98%     1.23%     1.13%     1.11%     1.36%     1.26%
Morgan Stanley EAFE Index                  0.71%     0.96%     0.86%     0.71%     0.96%     0.86%
State Street Research Large Cap Value      0.94%     1.19%     1.09%     1.05%     1.30%     1.20%
-------------------------------------------------------------------------------------------------



          These expense figures do not include portfolio brokerage commissions, which are not deducted from the Portfolio's assets in the same manner as other charges and expenses; rather, brokerage commissions are part of the purchase price paid for portfolio securities and reduce the proceeds received on the sale of portfolio securities.

                             DIRECTORS AND OFFICERS


          The Fund's Directors review actions of the Fund's investment adviser and subadvisers, and decide upon matters of general policy. The Fund's officers supervise the daily business operations of the Fund. The Board of Directors and the Fund's officers are listed below. Each Director is responsible for overseeing all 33 Portfolios of the Fund. There is no limit to the term a Director may serve.


Interested Directors (1)
------------------------

          Each Director below is an "interested person" (as defined by the 1940
Act) in that Mr. McHaffie is an employee, and Mr. Typermass, a former employee of, and currently consulting to, MetLife, which is an affiliate of MetLife Advisers, the investment adviser of the Fund.

----------------------------------------------------------------------------------------------------------
                                                                                            Number of
                           Current                       Principal occupations over    Portfolios in Fund
    Name, Address      position(s) with   Position(s)    past five years, including    Complex Overseen by
       and Age              Fund          held since      other directorships/(2)/        Director (3)
----------------------------------------------------------------------------------------------------------
Hugh C. McHaffie       Director,             2003      Senior Vice President,                  34
Metropolitan Life      Chairman of the                 MetLife, since 1999; Chair of
Insurance Company      Board, President                the Board of Managers,
501 Boylston Street    and Chief                       President and Chief Executive
Boston, MA 02116       Executive Officer               Officer, MetLife Advisers,
Age: 45                                                since 2003; formerly, Senior
                                                       Vice President, New England
                                                       Zenith Fund ("Zenith Fund")**;
                                                       formerly, Vice President,
                                                       Manufacturers Life North
                                                       America.
----------------------------------------------------------------------------------------------------------
Arthur G. Typermass    Director              1998      Formerly, Senior                        34
43 Chestnut Street                                     Vice-President and Treasurer,
Garden City, NY 11530                                  MetLife, 1997-1998.
Age: 66
----------------------------------------------------------------------------------------------------------


Non-Interested Directors (1)
----------------------------

          Each Director below is not an "interested person" (as defined by the 1940 Act).


----------------------------------------------------------------------------------------------------------
                                                                                            Number of
                            Current                      Principal occupations over    Portfolios in Fund
    Name, Address      position(s) with   Position(s)    past five years, including    Complex Overseen by
       and Age               Fund         held since      other directorships/(2)/        Director (3)
----------------------------------------------------------------------------------------------------------
Steve A. Garban+       Director              1993      Formerly, Chief Financial               53
226 Harris Drive                                       Officer, Senior Vice President
State College,                                         Finance and Operations and
PA 16801                                               Treasurer (Emeritus), The
Age: 66                                                Pennsylvania State University.

----------------------------------------------------------------------------------------------------------
Linda B. Strumpf       Director              2000      Vice President and Chief                34
Ford Foundation                                        Investment Officer, Ford
320 E. 43/rd/ Street                                   Foundation.
New York, NY 10017
Age: 56
----------------------------------------------------------------------------------------------------------
Michael S. Scott       Director              1993      Jay W. Forrester Professor of           53
Morton+ Massachusetts                                  Management (Emeritus) at Sloan
Institute of                                           School of Management, MIT.
Technology ("MIT")
50 Memorial Drive
Cambridge, MA 02138
Age: 66
----------------------------------------------------------------------------------------------------------
Toby Rosenblatt+       Director              2001      President, since 1999, and              53
3409 Pacific Avenue                                    formerly, Vice President,
San Francisco,                                         Founders Investments, Ltd.
CA 94118
Age:  65
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
H. Jesse Arnelle       Director              2001      Counsel, Womble Carlyle                 34
400 Urbano Drive                                       Sandrie & Rice; Director,
San Francisco,                                         Textron Inc. (global
CA 94127 Age: 70                                       multi-industry company)*;
                                                       Director, Gannet Co. Inc.
                                                       (diversified news and
                                                       information company)*;
                                                       Director, Eastman Chemical
                                                       Company (global chemical
                                                       company)*; Director, Waste
                                                       Management, Inc.*; Director,
                                                       Armstrong Holdings Inc.
                                                       (parent company of floor and
                                                       ceiling products business)*;
                                                       Director, FPL Group Inc.
                                                       (public utility holding
                                                       company)*; Director, URS
                                                       Corporation (engineering
                                                       design services firm)*.
----------------------------------------------------------------------------------------------------------
Nancy Hawthorne        Director              2003      Director, Avid Technologies             34
60 Hyslop Road                                         (computer software company)*;
Brookline, MA 02445                                    Board of Advisors, L. Knife &
Age: 53                                                Sons, Inc. (beverage
                                                       distributor); Chief Executive
                                                       Officer, Clerestory LLC
                                                       (corporate financial advisor);
                                                       formerly, Trustee, Zenith
                                                       Fund**; formerly, Chief
                                                       Executive Officer and Managing
                                                       Partner, Hawthorne, Krauss and
                                                       Associates (corporate
                                                       financial advisor); formerly,
                                                       Chief Financial Officer and
                                                       Executive Vice President,
                                                       Continental Cablevision,
                                                       subsequently renamed MediaOne
                                                       (cable television company);
                                                       formerly, Director, Life F/X,
                                                       Inc.; formerly, Chairman of
                                                       the Board, WorldClinic
                                                       (distance medicine company);
                                                       formerly, Director, Perini
                                                       Corporation (construction)*;
                                                       formerly, Director, CGU
                                                       (property and casualty
                                                       insurance company); formerly,
                                                       Director, Beacon Power
                                                       Corporation (energy)*.
----------------------------------------------------------------------------------------------------------
John T. Ludes          Director              2003      Formerly, Trustee, Zenith               34
57 Water Street                                        Fund**; formerly, Vice
Marion, MA 02738                                       Chairman, President and Chief
Age: 67                                                Operating Officer, Fortune
                                                       Brands/American Brands (global
                                                       conglomerate); formerly,
                                                       President and CEO, Acushnet
                                                       Company (athletic equipment).
----------------------------------------------------------------------------------------------------------


Officers(1)
-----------


------------------------------------------------------------------------------------------
                                 Current
                             position(s) with  Position(s)    Principal occupations over
Name, and Address      Age        Fund         held since      past five years /(2)/
------------------------------------------------------------------------------------------
John F. Guthrie, Jr.    60   Senior Vice          2002      Manager and Senior Vice
MetLife Advisers, LLC        President                      President, MetLife Advisers;
501 Boylston Street                                         Vice President, NELICO;
Boston, MA 02116                                            formerly, Senior Vice
                                                            President, Zenith Fund**.
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
Peter Duffy             48   Vice President       2000      Senior Vice President, MetLife
MetLife Advisers, LLC        and Treasurer                  Advisers, since December 1998;
501 Boylston Street                                         Senior Vice President; NELICO;
Boston, MA 02116                                           formerly, Vice President and
                                                            Treasurer, Zenith Fund**.
------------------------------------------------------------------------------------------
Thomas M. Lenz          45   Vice President       2002      General Counsel and Secretary,
MetLife Advisers, LLC        and Secretary                  MetLife Advisers, since 1998;
501 Boylston Street                                         Assistant General Counsel,
Boston, MA 02116                                            MetLife; formerly, Vice
                                                            President and Secretary,
                                                            Zenith Fund**.
------------------------------------------------------------------------------------------
Thomas C. McDevitt      48   Vice President       2002      Formerly, Vice President,
MetLife Advisers, LLC                                       Zenith Fund**.
501 Boylston Street
Boston, MA 02116
------------------------------------------------------------------------------------------
Daphne Thomas-Jones     48   Vice President       2000      Assistant Vice President,
Metropolitan Life                                           since 1998, and formerly,
Insurance Company                                           Director, MetLife.
One Madison Avenue
New York, NY 10010
------------------------------------------------------------------------------------------
Thomas E. Lenihan       49   Senior Vice          2004      Managing Director, Investments
Metropolitan Life            President                      Department, MetLife.
Insurance Company
10 Park Avenue
Morristown, NJ 07962
------------------------------------------------------------------------------------------


* Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.

** Following its merger into the Fund on May 1, 2003, the Zenith Fund deregistered as an investment company with the SEC on January 29, 2004.




(+) Serves as a trustee, director and/or officer of one or more of the following companies, each of which has a direct or indirect advisory relationship with MetLife Advisers or its affiliates: State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Institutional Funds, State Street Research Capital Trust, State Street Research Master Investment Trust, State Street Research Equity Trust, State Street Research Securities Trust and State Street Research Exchange Trust (the "State Street Research Funds").



(1) Each Director of the Fund also serves as trustee of Metropolitan Series Fund II ("Met Series Fund II"), a registered investment company advised by MetLife Advisers. Each officer of the Fund serves in the same position with Met Series Fund II, which consists of one portfolio.

(2) Previous positions during the past five years with the Fund, MetLife, MetLife Advisers, Zenith Fund, NELICO, New England Financial, New England Funds, L.P., or New England Securities Corporation ("NES") are omitted if not materially different.

(3) The Fund Complex includes the Fund (33 portfolios), Met Series Fund II (1 portfolio) and the State Street Research Funds (19 portfolios).

Director Beneficial Ownership
-----------------------------

     The following table states the dollar range of equity securities beneficially owned by each Director in the Portfolios of the Fund.

----------------------------------------------------------------------------------------------------
                                                         Dollar Range of Equity    Dollar Range of
                                                             Securities in        Equity Securities
      Director                Name of Portfolio            the Portfolio/(1)/      In the Fund/(1)/
----------------------------------------------------------------------------------------------------
Arthur G. Typermass   FI International Stock Portfolio      $10,001-$50,000         Over $100,000
                      ---------------------------------------------------------
                      MetLife Stock Index Portfolio        $50,001- $100,000
                      ---------------------------------------------------------
                      State Street Research Aggressive     $50,001- $100,000
                      Growth Portfolio
----------------------------------------------------------------------------------------------------


(1) Represents ownership, as of December 31, 2003, of insurance products that utilize the Fund as an investment vehicle. Shares of the Fund may not be held directly by individuals.


Committees of the Board
-----------------------

          The Directors have delegated certain authority to an Audit Committee, which is comprised of Messrs. Steve Garban, John Ludes and Michael Scott Morton and Ms. Linda Strumpf, all of whom are not "interested persons" (as defined in the 1940 Act) of the Fund ("Independent Directors"). The Audit Committee reviews financial and accounting controls and procedures; recommends the selection of the independent accountants; reviews the scope of the audit; reviews financial statements and audit reports; and reviews the independence of the independent accountants and approval of fees and assignments relating to both audit and non-audit activities of the independent accountants. Mr. Garban currently serves as chair of the Audit Committee.


          The Directors have established two Contract Review Committees of the Board. One Contract Review Committee is comprised of Messrs. H. Jesse Arnelle and Ludes and Ms. Strumpf. Ms. Strumpf currently serves as chair of that Contract Review Committee. The other Contract Review Committee is comprised of Ms. Nancy Hawthorne and Messrs. Toby Rosenblatt and Garban. Mr. Garban currently serves as chair of that Contract Review Committee. Each Contract Review Committee from time to time reviews and makes recommendations to the Board as to contracts that require approval of a majority of the Independent Directors, which are assigned to such Contract Review Committee by the Board, and any other contracts that may be referred to it by the Board.

          The Governance Committee is comprised of Messrs. Arnelle, Morton and Rosenblatt and Ms. Hawthorne. The Governance Committee recommends to the Independent Directors nominees for Independent Director membership on the Board of the Fund, reviews periodically Board governance operations and reviews and recommends compensation of the Independent Directors.

          During 2003, the Audit Committee met three times and each Contract Review Committee met one time. The Governance Committee, which was established on November 6, 2003, did not meet during 2003.


Board Approval of the Existing Advisory and Subadvisory Agreements
------------------------------------------------------------------

          In determining to approve the existing advisory and subadvisory agreements for the Portfolios, the Board of Directors, including the Independent Directors, did not identify any single factor as determinative but took into account a number of factors. The Directors considered the nature, quality, cost and extent of services performed by the investment adviser, subadvisers and affiliated companies under the existing advisory and subadvisory agreements. The Directors reviewed information on the investment performance of each Portfolio as well as performance of each Portfolio relative to a peer group of mutual funds and to the performance of an appropriate index or indices. The Directors took into account whether each Portfolio has operated in accordance with its investment objective and each Portfolio's record of compliance with its investment restrictions, tax and reporting requirements. The Directors also considered the investment adviser's and subadvisers' record with respect to regulatory compliance and evaluated the procedures of the investment adviser and subadvisers designed to protect the Portfolios against conflicts of interest, including the codes of ethics of the investment adviser and subadviser.

          The Directors also gave substantial consideration to the fees payable under the advisory and subadvisory agreements. The Directors considered, for each Portfolio, the Portfolio's expense ratio and the expense ratios of a peer group of funds. They also considered the contractual expense limitations and the financial impact on the investment adviser and subadvisers relating to such limitations and the amount and nature of fees paid by the Portfolios. The information on advisory and subadvisory fees and expense ratios, as well as performance data, included both information compiled by the investment adviser and information compiled by an independent data service. For these purposes, the Directors took into account not only the fees paid by the Portfolios, but also so-called "fallout benefits" to the investment adviser or subadviser, such as the engagement of affiliates of the investment adviser or subadviser to provide distribution, brokerage and transfer agency services to the Portfolios, and the benefits of research made available to the investment adviser or subadviser by reason of brokerage commissions generated by the securities transactions of the Portfolios. In evaluating each Portfolio's advisory and subadvisory fees, the Directors also took into account the demands, complexity and quality of the advisory services of such Portfolio.

          With respect to the investment adviser, the Directors considered that the investment adviser is (i) ultimately responsible for the performance of the Portfolios; (ii) ultimately responsible for the establishment of the investment strategies of each Portfolio; (iii) responsible for the hiring and selection, subject to Board approval, of subadvisers; and (iv) responsible for maintaining a program of subadviser oversight reasonably designed to ensure that the subadvisers have reasonable compliance procedures in place. With respect to the investment adviser, the Directors also considered that the investment adviser provides a full range of day-to-day administrative services for the Portfolios involving all aspects of the Portfolios' day-to-day operations (other than portfolio management).

          The Directors also considered the level of the investment adviser's and subadvisers' profits in respect of the management of the Portfolios and the provision of other services to the Portfolios by the investment adviser and subadvisers or their affiliates. They considered the levels of such profits in light of the actual operation of the investment adviser, each subadviser, the Fund and the respective Portfolio, and the fee structure of each Portfolio, including the levels of any breakpoints in the advisory or subadvisory fees.

          Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that the existing advisory fee structures were consistent with the fiduciary obligations of the investment adviser and the subadvisers.

Directors Fees
--------------

          The officers and Directors of the Fund who are affiliates of MetLife Advisers, any subadviser of the Fund or MetLife receive no compensation from the Fund for their services in such capacities, although they may receive compensation from MetLife, MetLife Advisers or any affiliate for services rendered in other capacities.


          Each Director who is not currently an active employee of MetLife or its affiliates also serves as trustee and member of the same committees of Met Series Fund II and for serving in all capacities receives an aggregate retainer fee at the annual rate of $54,000, plus aggregate attendance fees of $5,000 for each Directors' meeting attended, aggregate attendance fees of $2,500 for each committee meeting attended and reimbursement for out-of pocket expenses related to such attendance. The chair of the Audit Committee and each chair of the Contract Review Committees each receives an aggregate fee of $2,500 for each full calendar year during which he/she serves as such chair. The Lead Independent Director of the Fund, Mr. Garban, who was appointed on February 5, 2004, receives an aggregate annual retainer fee of $5,000. These fees are allocated among the Portfolios and the one portfolio of Met Series Fund II based on a formula that takes into account, among other factors, the net assets of each Portfolio and the portfolio of Met Series Fund II.

     During the fiscal year ended December 31, 2003, the persons who were then Directors of the Fund received the amounts set forth below.


------------------------------------------------------------
                                          Total Compensation
                            Aggregate     from the Fund and
                          Compensation    Fund Complex Paid
   Name of Director       from the Fund    to Directors (a)
------------------------------------------------------------
Linda B. Strumpf          $      75,250   $           75,250
------------------------------------------------------------
Steve A. Garban           $      77,500   $          161,500
------------------------------------------------------------
H. Jesse Arnelle          $      67,000   $           67,000
------------------------------------------------------------
Dean O. Morton (b)        $      70,000   $          163,800
------------------------------------------------------------
Michael S. Scott Morton   $      70,000   $          163,800
------------------------------------------------------------
Arthur G. Typermass       $      64,500   $           64,500
------------------------------------------------------------
Toby Rosenblatt           $      67,000   $          143,800
------------------------------------------------------------
Nancy Hawthorne           $      53,500   $           70,833
------------------------------------------------------------
John T. Ludes             $      56,000   $           73,333
------------------------------------------------------------



(a) The Fund and the Fund Complex includes New England Zenith Fund, Met Series Fund II and State Street Research Funds and is currently comprised of a total of 53 portfolios. The State Street Research Funds currently comprise 19 portfolios. "Total Compensation from the Fund and Fund Complex Paid to Directors" is for the 12 months ended December 31, 2003. The Directors became trustees of Met Series Fund II on November 6, 2003.


(b)  Retired from the Fund's Board of Directors on April 1, 2004.

          The Fund provides no pension or retirement benefits to Directors.

          At March 31, 2004, the officers and Directors of the Fund as a group owned less than 1% of the outstanding shares of the Fund or any Portfolio.

                              ADVISORY ARRANGEMENTS

          Advisory Structure. Pursuant to separate advisory agreements (the "advisory agreements"), MetLife Advisers, LLC ("MetLife Advisers") has agreed to manage the investment and reinvestment of assets of each Portfolio. MetLife Advisers has delegated certain of these responsibilities, including responsibility for determining what investments such Portfolio should purchase, hold or sell and directing all trading for the Portfolio's account, for each of the Portfolios to subadvisers under subadvisory agreements described below.

          In each case, advisory services are provided subject to the supervision and control of the Fund's Directors. Each advisory agreement also provides that MetLife Advisers will furnish or pay the expenses of the applicable Portfolio for office space, facilities and equipment, services of executive and other personnel of the Fund and certain administrative services.


          MetLife Advisers is a Delaware limited liability company. NELICO owns all of the voting interests in MetLife Advisers. NELICO is a direct wholly-owned subsidiary of MetLife. MetLife is wholly-owned by MetLife, Inc., a public company traded on the New York Stock Exchange. The members of MetLife Advisers include each insurance company the separate accounts of which invest in registered investment companies to which MetLife Advisers serves as investment adviser. Each member's interest in MetLife Advisers entitles the member to share in the profit and loss of MetLife Advisers in proportion to the profit and loss of MetLife Advisers attributable to customers of that insurance company.


          Subject to the supervision of MetLife Advisers, each subadviser, pursuant to separate Sub-Advisory Agreements or Sub-Investment Management Agreements (hereinafter referred to as the "subadvisory agreements"), manages the assets of its Portfolio in accordance with each Portfolio's investment objective and policies, makes investment decisions for each Portfolio and employs professional advisers and securities analysts who provide research services to that Portfolio. The Portfolios pay no direct fees to any of the subadvisers.

          Metropolitan Life Insurance Company ("MetLife"), subadviser to the Index Portfolios, is a wholly owned subsidiary of MetLife, Inc., a publicly owned Delaware corporation.

          State Street Research, subadviser to State Street Research Aggressive Growth, State Street Research Aurora, State Street Research Bond Income, State Street Research Diversified, State Street Research Investment Trust, State Street Research Large Cap Growth, State Street Research Large Cap Value and State Street Research Money Market is a Delaware corporation and an indirect, wholly-owned subsidiary of MetLife, Inc.

          Putnam Investment Management, LLC ("Putnam"), subadviser to Met/Putnam Voyager, is a Delaware limited liability company and has managed mutual funds since 1937. Putnam is a subsidiary of Putnam Management Trust, a Massachusetts business trust owned by Putnam LLC, which is also the parent company of Putnam Retail Management, Putnam Advisory Company, LLC (a wholly-owned subsidiary of The Putnam Advisory Company Trust) and Putnam Fiduciary Trust Company. Putnam LLC is a wholly-owned subsidiary of Putnam Investments Trust, a holding company that, except for a minority stake owned by employees, is owned by Marsh & McLennan Companies, Inc., a publicly-owned holding company whose principal businesses are international insurance and reinsurance brokerage, employee benefit consulting and investment management.

          Harris Associates L.P. ("Harris"), subadviser to Harris Oakmark Large Cap Value and Harris Oakmark Focused Value, is a limited partnership managed by its general partner, Harris Associates Inc. ("HAI"). HAI is a wholly-owned subsidiary of CDC IXIS Asset Management North America L.P. ("CDC North America"). CDC North America is a subsidiary of CDC Asset Management, which is the investment management arm of France's Caisse des Depots et Consignations ("CDC"), a major diversified financial institution.




          Neuberger Berman Management Inc. ("Neuberger Berman"), subadviser to Neuberger Berman Partners Mid Cap Value, along with its predecessor firms and affiliates, have been managing money since 1939 and have specialized in the management of mutual funds since 1950. Neuberger Berman is a wholly owned subsidiary of a publicly owned holding company, Lehman Brothers Holdings Inc.

          T. Rowe Price Associates, Inc. ("T. Rowe Price"), subadviser to T. Rowe Price Large Cap Growth and T. Rowe Price Small Cap Growth, is a Maryland corporation dating back to 1937. T. Rowe Price is a wholly-owned subsidiary of
T. Rowe Price Group, Inc.

          Franklin Advisers, Inc. ("Franklin Advisers"), subadviser to Franklin Templeton Small Cap Growth, is a California corporation and is a wholly owned subsidiary of Franklin Resources, Inc., a publicly owned company engaged in the financial services industry through its subsidiaries.

          Loomis Sayles, subadviser to Loomis Sayles Small Cap, was organized in 1926 and is one of the oldest and largest investment counsel firms in the country. An important feature of the Loomis Sayles investment approach is its emphasis on investment research. Recommendations and reports of the Loomis Sayles research department are circulated throughout the Loomis Sayles organization and are available to the individuals in the Loomis Sayles organization who have been assigned the responsibility for making investment decisions for the Portfolio. Loomis Sayles provides investment advice to numerous other institutional and individual clients. Loomis Sayles is a limited partnership whose sole general partner, Loomis, Sayles & Company, Incorporated is a wholly-owned subsidiary of CDC IXIS Asset Management Holdings, Inc. ("CDC Holdings"), which in turn is a wholly-owned subsidiary of CDC IXIS North America, L.P. ("CDC North America"). CDC North America owns the entire limited partnership interest in Loomis Sayles. CDC North America is a subsidiary of CDC Asset Management, which is the investment management arm of France's Caisse des Depots et Consignations ("CDC"), a major diversified financial institution.







          Davis Selected Advisers, L.P. ("Davis Selected"), subadviser to Davis Venture Value, provides investment advisory services for mutual funds and other clients. Davis Investments, LLC, the general partner of Davis Selected, is controlled by Christopher C. Davis, the chairman, director and chief executive officer of Davis Investments, LLC. Davis Selected may also delegate any of its responsibilities to its wholly-owned subsidiary Davis Selected - NY, Inc. ("DSA-NY").


          Salomon Brothers Asset Management Inc ("SBAM") is subadviser to Salomon Brothers U.S. Government and Salomon Brothers Strategic Bond Opportunities. SBAM was established in 1987 and, together with affiliates in London, Frankfurt, Tokyo and Hong Kong, provides a broad range of fixed income and equity investment services to individuals and institutional clients throughout the world. SBAM's principal address is 399 Park Avenue, New York, New York 10022. It is a wholly owned subsidiary of Citigroup Inc. Citigroup businesses provide a broad range of financial services - asset management, banking and consumer finance, credit and charge cards, insurance investments, investment banking and trading - and use diverse channels to make them available to consumer and corporate customers around the world. In connection with SBAM's service as subadviser to Salomon Brothers Strategic Bond Opportunities, SBAM's affiliate, Citigroup Asset Management Limited ("CAM Ltd."), whose principal address is Citigroup Centre, Canada Square, London, E14 5LB, England, provides certain advisory services to SBAM with regard to currency transactions and investments in non-dollar denominated debt securities for the benefit of the Portfolio. CAM Ltd. is compensated by SBAM at no additional expense to the Portfolio.

          MFS, subadviser to MFS Investors Trust and MFS Total Return, and its predecessor organizations have a history of money management dating from 1924. MFS is an indirect subsidiary of Sun Life Assurance Company of Canada ("Sun Life").


          Capital Guardian Trust Company ("Capital Guardian"), subadviser to Capital Guardian U.S. Equity, is part of a privately owned investment management group with offices in major financial centers throughout the world. Capital Guardian is a wholly-owned subsidiary of Capital Group International, Inc., which itself is a wholly-owned subsidiary of The Capital Group Companies, Inc. Capital Guardian has been providing investment management services since 1968.

          Jennison Associates LLC ("Jennison"), subadviser to Jennison Growth, is a registered investment advisor with the SEC and was founded in 1969 for the purpose of providing investment advice for domestic large capitalization growth equity accounts, primarily for large institutions. The firm has since expanded its investment capabilities to include small cap equity, mid cap (U.S. emerging) growth equity, multi cap (opportunistic) equity, large cap value, blend equity, global equity, balanced and fixed income management. Jennison is a wholly-owned subsidiary of Prudential Investment Management, Inc. ("PIMI"). PIMI is a wholly-owned subsidiary of Prudential Asset Management Holding Company, which is a wholly-owned subsidiary of Prudential Financial, Inc. Jennison has been a Prudential company since 1985. Jennison is organized under the laws of Delaware as a single member limited liability company.

          Fidelity Management & Research Company ("FMR"), subadviser to FI International Stock, FI Value Leaders and FI Mid Cap Opportunities, has entered into a sub-subadvisory agreement with FMR Co., Inc. ("FMRC") pursuant to which FMRC has primary responsibility for choosing investments for each Portfolio. FMR Corp., organized in 1972, is the ultimate parent company of FMR and FMRC The voting common stock of FMR Corp. is divided into two classes. Class B is held predominantly by members of the Edward C. Johnson 3d family and is entitled to 49% of the vote on any matter acted upon the voting common stock. The Johnson family group and all other Class B shareholders have entered into a shareholders' voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company. Therefore, through their ownership of voting common stock and the execution of the shareholder's voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR Corp.


          Deutsche Investment Management Americas Inc. ("DIMA"), subadviser to Scudder Global Equity, is a Delaware corporation and an SEC-registered investment adviser that provides investment management services to separately managed accounts, registered investment companies and certain other pooled funds. Deutsche Bank Americas Holding Corp. holds 100% of DIMA's voting and non-voting stock. Deutsche Bank Americas Holding Corp. is a direct subsidiary of Taunus Corporation, which is a direct subsidiary of Deutsche Bank AG.

Regulatory Matters and Litigation
---------------------------------

          Franklin Advisers. On February 4, 2004, the Securities Division of the Office of the Secretary of the Commonwealth of Massachusetts (the "MA Division") filed an administrative complaint against Franklin Resources, Inc. and certain of its subsidiaries, including Franklin Advisers, subadviser to Franklin Templeton Small Cap Growth, alleging violations of the Massachusetts Uniform Securities Act. The complaint arises from activity that occurred in 2001, and alleges that, during such time, an officer of a Franklin Resources, Inc. subsidiary was negotiating an agreement with an investor relating to investments in a mutual fund and a hedge fund. The MA Division's complaint seeks an order for Franklin Advisers and the other respondents to permanently cease and desist from violations of the anti-fraud provisions of the Massachusetts Uniform Securities Act, disgorge any illegal profits back to the mutual fund's shareholders and pay an administrative fine.

          The staff of the SEC has informed Franklin Resources, Inc. that it intends to recommend that the SEC authorize an action against Franklin Advisers relating to the frequent trading issues that are the subject of the SEC's investigation. Franklin Advisers is currently in discussions with the SEC Staff in an effort to resolve the issues raised in the staff's investigation. Franklin Advisers cannot predict the likelihood that those discussions will result in a settlement and, if so, the terms of such settlement.

          Franklin Advisers and its affiliates have been named in shareholder class actions related to the matter described above that were filed in the United States District Courts in California, Florida, Nevada and New York. The lawsuits seek damages of unspecified amounts. It is anticipated that additional similar civil actions related to the matter described above may be filed in the future.

          These regulatory proceedings and lawsuits against Franklin Advisers do not involve the Fund, the Franklin Templeton Small Cap Growth Portfolio or trading in Portfolio shares.

          Putnam. On November 13, 2003, Putnam, subadviser to Met/Putnam Voyager, agreed to entry of an order by the SEC in partial resolution of administrative and cease-and-desist proceedings initiated by the SEC on October 28, 2003 in connection with alleged excessive short-term trading by at least six Putnam investment professionals in Putnam mutual funds. The SEC's findings reflect that four of those employees engaged in such trading in funds over which they had investment decision-making responsibility and had access to non-public information regarding, among other things, current portfolio holdings and valuations. The six individuals are no longer employed by Putnam. Under the order, Putnam agreed to make restitution for losses attributable to excessive short-term trading by Putnam employees, institute new employee trading restrictions and enhanced employee trading compliance, retain an independent compliance consultant, and take other remedial actions. Putnam neither admitted nor denied the order's findings, which included findings that Putnam willfully violated provisions of the federal securities laws.

          On April 8, 2004, the SEC reached a final settlement with Putnam relating to the administrative and cease and desist proceedings described above. Under the terms of the settlement agreement, Putnam will pay a $50 million civil penalty and $5 million in disgorgement for violating federal securities laws, all of which will be distributed to shareholders of Putnam funds.

          On October 28, 2003, the MA Division instituted administrative proceedings against Putnam in connection with alleged market timing activities by Putnam employees and by participants in some Putnam-administered 401(k) plans. On April 8, 2004, Putnam reached a settlement agreement with the MA Division, pursuant to which Putnam will pay $5 million in restitution to shareholders of Putnam funds and a $50 million penalty to the Commonwealth of Massachusetts.

          The SEC and MA Division's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam and certain related parties. Putnam believes that these actions will not likely materially affect its ability to provide investment management services to its clients, including the Fund and the Met/Putnam Voyager Portfolio. These regulatory proceedings and lawsuits against Putnam do not involve the Fund, the Met/Putnam Voyager Portfolio or trading in Portfolio shares.

          MFS. On February 5, 2004, MFS, subadviser to MFS Total Return and MFS Investors Trust, reached an agreement with the SEC, the New York Attorney General ("NYAG") and the Bureau of Securities Regulation of the State of New Hampshire ("NH") to settle administrative proceedings alleging false and misleading information in fund prospectuses of certain MFS retail funds regarding market timing and related matters. These regulators alleged that prospectus language for certain MFS funds was false and misleading because, although the prospectuses for those funds in the regulators' view indicated that the funds prohibited market timing, MFS did not limit trading activity in 11 domestic large cap stock, high grade bond and money market funds. As part of the settlement, MFS former Chief Executive Officer, John W. Ballen, and former President, Kevin R. Parke, reached an agreement with the SEC. (Messrs. Ballen and Parke resigned their director and officer positions with MFS on February 13, 2004.) Under the terms of the settlements, MFS and the executives neither admitted nor denied wrongdoing.

          As part of the settlement agreement, a $225 million pool will be established for distribution to shareholders in certain of the MFS funds offered to retail investors. MFS has further agreed with the NYAG to reduce its management fees. MFS will also pay an administrative fine to NH in the amount of $1 million.

          Since December, 2003, MFS, its parent company, Sun Life and various MFS retail funds have been named as defendants in multiple lawsuits filed in federal and state courts generally alleging that some or all of the defendants permitted or acquiesced in market timing and/or late trading in some MFS funds, inadequately disclosed MFS internal policies concerning market timing and received excessive compensation as fiduciaries to the MFS funds. The lawsuits seek unspecified compensatory damages. Additional lawsuits based on similar allegations may be filed in the future.

          These regulatory proceedings and lawsuits against MFS do not involve the Fund, the MFS Investors Trust Portfolio, the MFS Total Return Portfolio or trading in Portfolio shares.


Advisory Fees
-------------

          The Fund pays MetLife Advisers compensation at the annual percentage rates of the corresponding levels of that Portfolio's average daily net asset values, subject to any fee reductions or deferrals as described above in the section entitled "Expense Agreement" under "Expenses." Each Portfolio allocates and pays advisory fees among its constituent classes based on the aggregate daily net asset values of each such class.


                                                   Annual
                                                 Percentage   Average Daily Net
Portfolio                                           Rate      Asset Value Levels
---------------------------------------------   -----------   ------------------
Capital Guardian U.S. Equity                            .70%  First $200 million
                                                        .65%  Next $300 million
                                                        .60%  Next 1.5 billion
                                                        .55%  Over $2 billion
Davis Venture Value                                     .75%  First $1 billion
                                                        .70%  Over $1 billion
FI International Stock (a) (d)                          .86%  First $500 million
                                                        .80%  Next $500 million
                                                        .75%  Over $1 billion
FI Mid Cap Opportunities (d)                            .75%  First $100 million
                                                        .70%  Next $400 million
                                                        .65%  Over $500 million
FI Value Leaders (b)                                    .70%  First $200 million
                                                        .65%  Next $300 million
                                                        .60%  Next $1.5 billion
                                                        .55%  Over $2 billion
Franklin Templeton Small Cap Growth                     .90%  First $500 million
                                                        .85%  Over $500 million
Harris Oakmark Focused Value (c)                        .75%  First $1 billion
                                                        .70%  Over $1 billion
Harris Oakmark Large Cap Value (d)                      .75%  First $250 million
                                                        .70%  Over $250 million
Jennison Growth                                         .70%  First $200 million
                                                        .65%  Next $300 million
                                                        .60%  Next $1.5 billion
                                                        .55%  Over $2 billion
Lehman Aggregate Bond Index (d)                         .25%  All Assets
Loomis Sayles Small Cap (e)                             .90%  First $500 million
                                                        .85%  Over $500 million

                                                   Annual
                                                 Percentage    Average Daily Net
Portfolio                                           Rate      Asset Value Levels
---------------------------------------------   -----------   ------------------
MetLife Mid Cap Stock Index (d)                         .25%  All Assets
MetLife Stock Index (d)                                 .25%  All Assets
Met/Putnam Voyager (d)                                  .80%  First $500 million
                                                        .75%  Next $500 million
                                                        .70%  Over $1 billion
MFS Investors Trust                                     .75%  All assets
MFS Total Return                                        .50%  All assets
Morgan Stanley EAFE Index (d)                           .30%  All Assets
Neuberger Berman Partners Mid Cap Value (d)             .70%  First $100 million
                                                       .675%  Next $250 million
                                                        .65%  Next $500 million
                                                       .625%  Next $750 million
                                                        .60%  Over $1.6 billion
Russell 2000 Index (d)                                  .25%  All Assets
Salomon Brothers Strategic Bond Opportunities           .65%  All assets
Salomon Brothers U.S. Government                        .55%  All assets
Scudder Global Equity (d)                               .90%  First $50 million
                                                        .55%  Next $50 million
                                                        .50%  Next $400 million
                                                       .475%  Over $500 million
State Street Research Aggressive Growth (d)             .75%  First $500 million
                                                        .70%  Next $500 million
                                                        .65%  Over $1 billion
State Street Research Aurora (d)                        .85%  First $500 million
                                                        .80%  Next $500 million
                                                        .75%  Over $1 billion
State Street Research Bond Income (f)                   .40%  First $1 billion
                                                        .35%  Next $1 billion
                                                        .30%  Next $1 billion
                                                        .25%  Over $3 billion
State Street Research Diversified (d)                   .50%  First $500 million
                                                        .45%  Next $500 million
                                                        .40%  Over $1 billion
State Street Research Investment Trust (d)              .55%  First $500 million
                                                        .50%  Next $500 million
                                                        .45%  Over $1 billion
State Street Research Large Cap Growth (g)              .73%  First $1 billion
                                                        .65%  Over $1 billion
State Street Research Large Cap Value                   .70%  First $250 million
                                                        .65%  Next $500 million
                                                        .60%  Over $750 million

                                                   Annual
                                                 Percentage    Average Daily Net
Portfolio                                           Rate      Asset Value Levels
---------------------------------------------   -----------   ------------------
State Street Research Money Market (h)                  .35%  First $1 billion
                                                        .30%  Next $1 billion
                                                        .25%  Over $2 billion
T. Rowe Price Large Cap Growth (d)                      .70%  First $50 million
                                                        .60%  Over $50 million
T. Rowe Price Small Cap Growth (d)                      .55%  First $100 million
                                                        .50%  Next $300 million
                                                        .45%  Over $400 million
Zenith Equity (i)                                       N/A   N/A


(a) Prior to January 24, 2000, the advisory fee payable by FI International Stock was at the annual rate of 0.75% of the first $500 million; 0.70% for the next $500 million; and 0.65% of such assets in excess of $1 billion. For the period January 24, 2000 to December 16, 2003, the advisory fee was at the annual rate of 0.90% of the first $500 million; 0.85% for the next $500 million; and 0.80% of such assets in excess of $1 billion.


(b) Prior to May 1, 2002, the advisory fee payable by FI Value Leaders was at the annual rate of 0.70% of the first $200 million of the Portfolio's average daily net assets, 0.65% of the next $1.3 billion of such assets; and 0.60% of such assets in excess of $1.5 billion.


(c) Prior to May 1, 1998, the advisory fee payable by Harris Oakmark Focused Value was at the annual rate of 0.70% of the first $200 million of the Portfolio's average daily net assets; 0.65% of the next $300 million of such assets; and 0.60% of such assets in excess of $500 million. For the period May 1, 1998 to April 5, 2003, the advisory fee was at the annual rate of 0.75% of the Portfolio's average daily net assets.


(d) Prior to May 1, 2001, this Portfolio paid advisory fees to MetLife, which was investment adviser to this Portfolio until May 1, 2001.

(e) Prior to January 1, 2000, the advisory fee payable by Loomis Sayles Small Cap was at the annual rate of 1.00% of the Portfolio's average daily net assets.


(f) Prior to January 1, 2000, the advisory fee payable by State Street Research Bond Income was at the annual rate of 0.40% of the first $400 million of the Portfolio's average daily net assets; 0.35% of the next $300 million of such assets; 0.30% of the next $300 million of such assets; and 0.25% of such assets in excess of $1 billion.

(g) Prior to May 1, 2004, the advisory fee payable by State Street Research Large Cap Growth was at the annual rate of 0.75% of the first $1 billion of the Portfolio's average daily net assets and 0.70% of such assets in excess of $1 billion.


(h) Prior to January 1, 2000, the advisory fee payable by State Street Research Money Market was at the annual rate of 0.35% of the first $500 million of the Portfolio's average daily net assets; 0.30% of the next $500 million of such assets; and 0.25% of such assets in excess of $1 billion.

(i) Effective May 1, 2002, there is no advisory fee payable directly by the Portfolio. Zenith Equity bears its share of the advisory fees of Capital Guardian U.S. Equity, FI Value Leaders and Jennison Growth through its investment in these underlying Portfolios. From May 1, 2001 to April 30, 2002, the advisory fee payable by Zenith Equity was at the annual rate of 0.70% of the first $200 million of the Portfolio's average daily net assets, 0.65% of the next $300 million of such assets, 0.60% of the next $1.5 billion of such assets and 0.55% of such assets in excess of $2 billion. Prior to May 1, 2001, CGM was the adviser to the Portfolio. From June 18, 1998 to April 30, 2001, the advisory fee payable by the Portfolio was the at the same rate. Prior to June 18, 1998, the advisory fee payable by the Portfolio was at the annual rate of 0.70% of the first $200 million of the Portfolio's average daily net assets; 0.65% of the next $300 million of such assets; and 0.60% of such assets in excess of $500 million.







Subadvisory Fees

          MetLife Advisers pays each subadviser at the following rates for providing subadvisory services to the following Portfolios:


                                                  Annual
                                                Percentage
                                                Rate Paid
                                                by MetLife
                                                 Advisers
                                                (d) to the     Average Daily Net
Portfolio                                       Subadvisers   Asset Value Levels
---------------------------------------------   -----------   ------------------
Capital Guardian U.S. Equity                            .45%  First $100 million
                                                        .40%  Next $400 million
                                                        .35%  Next $500 million
                                                        .30%  Over $1 billion
Davis Venture Value                                     .45%  First $100 million
                                                        .40%  Next $400 million
                                                        .35%  Over $500 million
FI International Stock (a) (d)                          .55%  First $250 million
                                                        .45%  Next $250 million
                                                        .40%  Over $500 million
FI Mid Cap Opportunities (d)                            .50%  First $250 million
                                                        .45%  Next $500 million
                                                        .40%  Next $750 million
                                                        .35%  Over $1.5 billion
FI Value Leaders (b)                                    .50%  First $250 million
                                                        .40%  Next $500 million
                                                        .35%  Over $750 million
Franklin Templeton Small Cap Growth                     .60%  First $200 million
                                                        .52%  Next $300 million
                                                        .50%  Over $500 million
Harris Oakmark Focused Value (c)                        .45%  First $100 million
                                                        .40%  Next $400 million
                                                        .35%  Over $500 million
Harris Oakmark Large Cap Value (d)                      .45%  First $100 million
                                                        .40%  Next $400 million
                                                        .35%  Over $500 million
Jennison Growth                                         .45%  First $100 million
                                                        .40%  Next $400 million
                                                        .35%  Next $500 million
                                                        .30%  Over $1 billion
Lehman Aggregate Bond Index (d)                      *
Loomis Sayles Small Cap                                 .55%  First $25 million
                                                        .50%  Next $75 million
                                                        .45%  Next $100 million
                                                        .40%  Over $200 million
MetLife Mid Cap Stock Index (d)                      *

                                                  Annual
                                                Percentage
                                                Rate Paid
                                                by MetLife
                                                 Advisers
                                                (d) to the     Average Daily Net
Portfolio                                       Subadvisers   Asset Value Levels
---------------------------------------------   -----------   ------------------
MetLife Stock Index (d)                              *
Met/Putnam Voyager (d)                                  .50%  First $150 million
                                                        .45%  Next $150 million
                                                        .35%  Over $300 million
MFS Investors Trust                                     .40%  First $150 million
                                                       .375%  Next $150 million
                                                       .350%  Over $300 million
MFS Total Return                                        .25%  First $50 million
                                                        .20%  Over $50 million
Morgan Stanley EAFE Index (d)                        *
Neuberger Berman Partners Mid Cap Value (d)             .45%  First $250 million
                                                        .40%  Next $750 million
                                                        .35%  Over $1 billion
Russell 2000 Index (d)                               *
Salomon Brothers Strategic Bond Opportunities           .35%  First $50 million
                                                        .30%  Next $150 million
                                                        .25%  Next $300 million
                                                        .20%  Over $500 million
Salomon Brothers U.S. Government                       .225%  First $200 million
                                                       .150%  Next $300 million
                                                       .100%  Over $500 million
Scudder Global Equity (d)                               .70%  First $50 million
                                                        .35%  Next $50 million
                                                        .30%  Next $400 million
                                                        .275% Over $500 million
State Street Research Aggressive Growth (d)             .45%  First $500 million
                                                        .35%  Next $500 million
                                                        .30%  Next $1.5 billion
                                                        .25%  Over $2.5 billion
State Street Research Aurora (d)                        .55%  First $250 million
                                                        .50%  Next $250 million
                                                        .45%  Next $250 million
                                                        .40%  Over $750 million
State Street Research Bond Income                       .20%  First $250 million
                                                        .15%  Over $250 million
State Street Research Diversified (d)                   .35%  First $250 million
                                                        .30%  Next $250 million
                                                        .25%  Over $500 million
State Street Research Investment Trust (d)              .40%  First $250 million
                                                        .35%  Next $250 million
                                                        .30%  Next $1.5 billion

                                                  Annual
                                                Percentage
                                                Rate Paid
                                                by MetLife
                                                 Advisers
                                                (d) to the     Average Daily Net
Portfolio                                       Subadvisers   Asset Value Levels
---------------------------------------------   -----------   ------------------
                                                        .25%  Over $2 billion
State Street Research Large Cap Growth (e)              .40%  First $300 million
                                                        .35%  Next $700 million
                                                        .30%  Over $1 billion
State Street Research Large Cap Value                   .45%  First $100 million
                                                        .40%  Next $150 million
                                                        .35%  Next $250 million
                                                        .30%  Next $1.5 billion
                                                        .25%  Over $2 billion
State Street Research Money Market                      .15%  First $100 million
                                                       .075%  Over $100 million
T. Rowe Price Large Cap Growth (d)                      .50%  First $50 million
                                                        .40%  Over $50 million
T. Rowe Price Small Cap Growth (d)                      .35%  First $100 million
                                                        .30%  Next $300 million
                                                        .25%  Over $400 million
Zenith Equity (f)                                       N/A   N/A


* MetLife Advisers pays MetLife a subadviser fee for each Index Portfolio equal to the costs incurred by MetLife in providing subadviser services to the Portfolio.


(a) Prior to December 16, 2003, the subadviser to FI International Stock was Putnam Investment Management, LLC and the subavisory fee rate payable for the Portfolio was at the annual rate of 0.65% of the first $150 million of the Portfolio's average daily net assets; 0.55% of the next $150 million; and 0.45% of such assets in excess of $300 million. Prior to January 24, 2000, the subadviser to the Portfolio was Santander International Advisors, Inc. and the subadvisory fee rate payable for the Portfolio was at the annual rate of 0.55% of the first $500 million; 0.50% for the next $500 million; and 0.45% of such assets in excess of $1 billion.

(b) FMR (or an affiliate) has also agreed to make payments to MetLife (or its affiliates) to support the expenses of marketing and shareholder support servicing of the Portfolio. Prior to May 1, 2002, the subadviser to FI Value Leaders was Westpeak Investment Advisors, L.P., and the subadvisory fee was 0.50% of the first $25 million of the Portfolio average daily net assets, 0.40% of the next $75 million of such assets, 0.35% of the next $100 million of such assets and 0.30% of such assets in excess of $200 million.


(c) From May 1, 1998 to April 30, 2000, the subadviser to Harris Oakmark Focused Value was Goldman Sachs Asset Management. Prior to May 1, 1998, the subadviser of the Portfolio was Loomis Sayles, and the subadvisory fee rate payable by the MetLife Advisers was at the annual rate of 0.50% of the first $25 million of the Portfolio's average daily net assets, 0.40% of the next $75 million of such assets, 0.35% of the next $100 million of such assets, and 0.30% of such assets in excess of $200 million.

(d) Prior to May 1, 2001, MetLife paid advisory fees for this Portfolio. MetLife was investment adviser to this Portfolio until May 1, 2001.


(e) Prior to May 1, 2004, the subadviser to State Street Research Large Cap Growth was Fred Alger Management, Inc., and the subadvisory fee rate payable by MetLife Advisers was at the annual rate of 0.45% of the first $100 million of the

Portfolio's average daily net assets, 0.40% of the next $400 million of such assets, and 0.35% of such assets in excess of $500 million.


(f) Effective May 1, 2002, Zenith Equity is managed directly by MetLife Advisers and there is no subadviser to the Portfolio. From May 1, 2001 to April 30, 2002, the subadviser to Zenith Equity was CGM, and the subadvisory fee payable for the Portfolio was at the annual rate of 0.45% of the first $100 million of the Portfolio's average daily net assets, 0.40% of the next $400 million of such assets, 0.35% of the next $500 million of such assets, and 0.30% of such assets in excess of $1 billion. Prior to May 1, 2001, Zenith Equity had no subadviser and was managed directly by CGM as adviser.





          In connection with SBAM's service as subadviser to Salomon Brothers Strategic Bond Opportunities, SBAM's London based affiliate, CAM Ltd. serves as subadviser to SBAM relating to currency transactions and investments in non-dollar denominated debt securities for the benefit of the Portfolio. For these services, SBAM has agreed to pay CAM Ltd. one-third of the compensation that SBAM receives for serving as subadviser to the Portfolio.


          In connection with Davis Selected's service as subadviser to Davis Venture Value, Davis Selected may delegate any and all responsibilities to its New York based subsidiary, DSA-NY. As compensation to DSA-NY, Davis Selected will compensate DSA-NY for all reasonable direct and indirect costs associated with DSA-NY's performance of services provided to Davis Selected.

          In connection with FMR's service as subadviser to FI International Stock, FI Value Leaders and FI Mid Cap Opportunities, FMR has delegated to FMRC primary responsibility for choosing investments for the Portfolios pursuant to a sub-subadvisory agreement which requires FMRC to manage the investment and reinvestment of the assets of the Portfolios, subject to the supervision of FMR. FMR compensates FMRC at a monthly rate equal to 50% of the subadvisory fee that MetLife Advisers pays to FMR under the subadvisory agreement in respect of that portion of the Portfolios' assets managed by FMRC during such month. The Fund pays no fee to FMRC under the sub-subadvisory agreement.

          For the fiscal years ended December 31, 2001, 2002, and 2003, each Portfolio paid the following amounts in advisory fees to MetLife Advisers:


-----------------------------------------------------------------------------------------------
                                                Amount Paid to MetLife Advisers or MetLife/(b)/
-----------------------------------------------------------------------------------------------
Portfolio                                           2001            2002             2003
---------------------------------------------   -------------    -------------    -------------
Capital Guardian U.S. Equity                              N/A    $   1,516,336(a) $   2,258,386
Davis Venture Value                             $   6,636,172    $   6,661,085    $   8,511,064
FI International Stock (b)                      $   3,362,607    $   2,863,295    $   2,874,963
FI Mid Cap Opportunities (b)                    $   8,632,720    $   5,650,440    $   5,370,713
FI Value Leaders                                $   2,281,808    $   3,107,520    $   3,427,742
Franklin Templeton Small Cap Growth             $      38,225    $     165,863    $     327,179
Harris Oakmark Focused Value                    $   1,828,530    $   4,106,122    $   6,780,786
Harris Oakmark Large Cap Value (b)              $   1,076,242    $   1,863,462    $   2,273,216
Jennison Growth                                           N/A    $   1,576,283(a) $   2,976,069
Lehman Aggregate Bond Index (b)                 $     521,865    $     842,197    $   1,485,428
Loomis Sayles Small Cap                         $   3,746,012    $   3,149,457    $   2,937,874
MetLife Mid Cap Stock Index (b)                 $     204,629    $     312,945    $     462,683
MetLife Stock Index (b)                         $   9,392,479    $   8,068,926    $   8,732,170
Met/Putnam Voyager (b)                          $     372,724    $     398,326    $     455,927
MFS Investors Trust                             $     153,673    $     216,486    $     445,734
MFS Total Return                                $     830,746    $     742,233    $     782,221
Morgan Stanley EAFE Index (b)                   $     312,492    $     366,564    $     534,872
Neuberger Berman Partners Mid Cap Value (b)     $   1,087,854    $   1,183,008    $   1,425,964
Russell 2000 Index (b)                          $     334,711    $     377,713    $     512,787
Salomon Brothers Strategic Bond Opportunities   $     668,142    $     833,573    $   1,269,439
Salomon Brothers U.S. Government                $     428,527    $     915,362    $   1,516,747
Scudder Global Equity (b)                       $   1,183,408    $   1,047,489    $   1,019,544
State Street Research Aggressive Growth (b)     $   8,357,463    $   6,146,514    $   5,836,591
State Street Research Aurora (b)                $   1,593,293    $   3,248,261    $   4,255,375
State Street Research Bond Income               $   1,289,312    $   3,086,918    $   4,082,181
State Street Research Diversified (b)           $  10,709,985    $   8,730,261    $   7,982,182
State Street Research Investment Trust (b)      $  12,961,977    $   9,554,506    $   8,408,511
State Street Research Large Cap Growth          $   6,474,180    $   4,584,842    $   3,832,839
State Street Research Large Cap Value                     N/A    $      30,894(a) $     255,461
State Street Research Money Market              $     907,488    $   1,214,856    $   2,292,997
T. Rowe Price Large Cap Growth (b)              $   1,060,841    $     942,239    $     961,810
T. Rowe Price Small Cap Growth (b)              $   1,534,405    $   1,294,717    $   1,300,675
Zenith Equity (c)                               $   5,554,311    $   2,675,372              N/A

(a)  For the period May 1, 2002 through December 31, 2002.

(b)  MetLife was the investment adviser of these Portfolios until May 1, 2001.


(c) MetLife Advisers replaced Capital Growth Management Limited Partnership ("CGM") as adviser to Zenith Equity on May 1, 2001. For the period January 1, 2001 through April 30, 2001, Zenith Equity paid CGM $3,132,763 in advisory fees. After May 1, 2002, MetLife Advisers serves as investment adviser but receives no compensation for such services. The amount shown for 2002 reflects advisory fees paid by Zenith Equity for the period January 1, 2002 through April 30, 2002.


          For the fiscal years ended December 31, 2001, 2002, and 2003, MetLife Advisers paid the following amounts in subadvisory fees with respect to each
Portfolio:


-----------------------------------------------------------------------------------------------
                                                Amount Paid by MetLife Advisers or MetLife/(a)/
                                                                to Subadvisers
-----------------------------------------------------------------------------------------------
Portfolio                                           2001             2002             2003
---------------------------------------------   -------------    -------------    -------------
Capital Guardian U.S. Equity                              N/A    $     925,385(b) $   1,378,238
Davis Venture Value                             $   3,396,880    $   3,408,506    $   4,312,237
FI International Stock (a)                      $   2,131,209    $   1,874,629    $   1,871,173
FI Mid Cap Opportunities (a)                    $   6,068,806    $   3,874,590    $   3,609,358
FI Value Leaders                                $   1,181,988    $   1,992,530    $   2,304,837
Franklin Templeton Small Cap Growth             $      25,483(c) $     110,576    $     218,119
Harris Oakmark Focused Value                    $   1,025,216    $   2,210,558    $   3,476,786
Harris Oakmark Large Cap Value (a)              $     621,168    $   1,046,012    $   1,277,842
Jennison Growth                                           N/A    $     962,275(b) $   1,817,705
Lehman Aggregate Bond Index *                   $       7,669(c) $     117,908    $     178,251
Loomis Sayles Small Cap                         $   1,827,394    $   1,562,260    $   1,468,221
MetLife Mid Cap Stock Index *                   $      20,939(c) $      43,812    $      55,522
MetLife Stock Index *                           $     109,321(c) $   1,129,650    $   1,047,861
Met/Putnam Voyager (a)                          $     232,952    $     248,954    $     284,954
MFS Investors Trust                             $      81,959    $     115,459    $     237,725
MFS Total Return                                $     357,298    $     321,894    $     337,888
Morgan Stanley EAFE Index *                     $      25,107(c) $      42,766    $      53,488
Neuberger Berman Partners Mid Cap Value (a)     $     728,980    $     772,004    $     932,960
Russell 2000 Index *                            $      32,383(c) $      52,880    $      61,534
Salomon Brothers Strategic Bond Opportunities   $     333,373    $     409,726    $     606,314
Salomon Brothers U.S. Government                $     175,306    $     368,410    $     563,659
Scudder Global Equity (a)                       $     800,045    $     718,493    $     701,727
State Street Research Aggressive Growth (a)     $   5,074,790    $   3,447,014    $   3,293,296
State Street Research Aurora (a)                $   1,019,773    $   2,035,743    $   2,617,075
State Street Research Bond Income               $     620,892    $   1,283,403    $   1,660,227
State Street Research Diversified (a)           $   6,723,279    $   5,362,663    $   4,895,114
State Street Research Investment Trust (a)      $   8,444,302    $   6,181,740    $   5,480,674
State Street Research Large Cap Growth          $   3,321,539    $   2,436,979    $   2,081,361
State Street Research Large Cap Value                     N/A    $      19,860(b) $     164,225
State Street Research Money Market              $     287,291    $     335,326    $     566,356
T. Rowe Price Large Cap Growth (a)              $     723,894    $     644,825    $     657,874
T. Rowe Price Small Cap Growth (a)              $     940,643    $     796,830    $     800,405
Zenith Equity (d)                               $   3,196,675(c) $   1,543,166(e)           N/A

(a) MetLife was investment adviser to these Portfolios until May 1, 2001, and therefore paid these amounts to subadvisers before that date.

(b)  For the period May 1, 2002 through December 31, 2002.

(c)  For the period May 1, 2001 through December 31, 2001.


(d) Prior to May 1, 2001, there was no subadviser to this Portfolio. For the period May 1, 2001 to May 1, 2002, CGM served as subadviser to the Portfolio. After May 1, 2002, there was no subadviser to the Portfolio.

(e)  For the period January 1, 2002 through April 30, 2002.




*Prior to May 1, 2001, there was no subadviser to these Portfolios.

Advisory Agreements and Subadvisory Agreements
----------------------------------------------

          Each advisory and subadvisory agreement provides that it will continue in effect after two years from the date of its execution only if it is approved at least annually thereafter (i) by the Board of Directors of the Fund, or by the vote of a majority of the outstanding shares of the applicable Portfolio, and (ii) by vote of a majority of those directors who are not interested persons of the Fund or the applicable Portfolio's investment adviser or subadviser, cast in person at a meeting called for the purpose of voting on such approval.

          If required by law, subject to the SEC exemption obtained by MetLife Advisers and the Fund, any amendment to any advisory or subadvisory agreement or any such new agreement must be approved by vote of a majority of the outstanding voting securities of the applicable Portfolio and by vote of a majority of the Directors who are not interested persons of (i) the Fund or (ii) the applicable Portfolio's investment adviser or subadviser.

          Each agreement may be terminated without penalty by the Directors or by the shareholders of the applicable Portfolio, upon sixty days' written notice, or by the applicable Portfolio's investment adviser, upon ninety or sixty days' written notice, and each terminates automatically in the event of its "assignment" as defined in the 1940 Act. In addition, each subadvisory agreement may be terminated without penalty upon either ninety or sixty days' written notice by the relevant subadviser.

          Each advisory agreement provides that MetLife Advisers shall pay the organization costs of the Fund relating to the Portfolio and the expenses of the Fund relating to maintaining the staff and personnel, and providing the equipment, office space and facilities, necessary to perform its obligations under the advisory agreement. The Fund assumes and shall pay (or cause to be paid) all other Fund expenses.


          For Capital Guardian U.S. Equity, Davis Venture Value, FI Value Leaders, Harris Oakmark Focused Value, Jennison Growth, Loomis Sayles Small Cap, MFS Investors Trust, MFS Total Return, Salomon Brothers Strategic Bond Opportunities, Salomon Brothers U.S. Government, State Street Research Bond Income, State Street Research Large Cap Growth, State Street Research Money Market and Zenith Equity, the former series of the New England Zenith Fund (collectively, the "Zenith Portfolios"), each advisory agreement provides that if the total ordinary business expenses of a particular Portfolio for any fiscal year exceed the lowest applicable limitations (based on a percentage of average net assets or income) prescribed by any state in which shares of that Portfolio are qualified for sale, MetLife Advisers shall pay such excess. Each advisory agreement for the Zenith Portfolios provides, however, that the advisory fee shall not be reduced nor shall any of such expenses be paid to an extent or under circumstances which might result in the inability of any Portfolio or of the Fund, taken as a whole, to qualify as a regulated investment company under the Internal Revenue Code. The term "expenses" for this purpose excludes brokerage commissions, taxes, interest and extraordinary expenses.

          Each subadvisory agreement provides that the relevant subadviser shall not be subject to any liability in connection with the performance of its portfolio management services thereunder in the absence of willful misfeasance, bad faith, gross negligence, reckless disregard of its obligations and duties or violations of any applicable law. The advisory agreements for all Portfolios, other than the Zenith Portfolios, provide that MetLife Advisers shall not be liable in connection with the performance of its administrative services in the absence of any willful or negligent act or omission. The advisory agreements for the Zenith Portfolios provide that MetLife Advisers shall not be liable in connection with its administrative services in the absence of willful misfeasance, bad faith or gross negligence.

          Certain officers and employees of subadvisers have responsibility for portfolio management of other advisory accounts and clients (including other Portfolios of the Fund and other registered investment companies, and accounts of affiliates) that may invest in securities in which the respective Portfolio may invest. Where the subadviser determines that an investment purchase or sale opportunity is appropriate and desirable for more than one advisory account, purchase and sale orders may be executed separately or may be combined and, to the extent practicable, allocated to the participating accounts.

          It is each subadviser's policy to allocate, to the extent practicable, investment opportunities to each client over a period of time on a fair and equitable basis relative to its other clients.

          It is believed that the ability of a Portfolio to participate in larger volume transactions in this manner will in some cases produce better executions for the Portfolio. However, in some cases, this procedure could have a detrimental effect on the price and amount of a security available to a Portfolio or the price at which a security may be sold. The Directors of the Fund are of the view that the benefits to the respective Portfolio of retaining each subadviser outweigh the disadvantages, if any, that might result from participating in such transactions.

Proxy Voting Policies
---------------------


          The Board of Directors and MetLife Advisers have delegated to each subadviser who invests in voting securities on behalf of a Portfolio the responsibility for voting the proxies relating to securities held by each Portfolio investing in voting securities as part of each such subadviser's general management of Portfolio assets, subject to the continuing oversight of the Board and MetLife Advisers. The Fund believes that each subadviser, which purchases and sells securities for its respective Portfolio(s) and analyzes the performance of a Portfolio's securities, is in the best position and has the information necessary to vote proxies in the best interest of a Portfolio and its shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on the one hand, and the interests of the adviser, subadviser or any other affiliated person of the Fund, on the other hand. Information about the proxy voting policies and procedures of each subadviser who invests in voting securities is attached in Appendix B to this SAI.


                             DISTRIBUTION AGREEMENTS


          MetLife (the "Distributor"), located at 1 Madison Avenue, New York, New York 10010, is the Fund's distributor. The Distributor is an affiliate of the Fund. Under Distribution Agreements with the Fund, the Distributor serves as the general distributor of shares of each class of each Portfolio, which are sold at the net asset value of such class without any sales charge. The offering of each Portfolio's shares is continuous. Shares are offered for sale only to certain insurance company separate accounts and Qualified Plans. The Distributor receives no compensation from the Fund or purchasers of a Portfolio's shares for acting as distributor of the Fund's Class A shares. The Distribution Agreements do not obligate the Distributor to sell a specific number of shares.


          In the future, the Fund may offer shares to be purchased by separate accounts of life insurance companies not affiliated with MetLife to support insurance contracts they issue.

The following is a description of the Distribution and Services Plan for the Zenith Portfolios:

          Pursuant to a Class B and Class E Distribution and Services Plan (the "Distribution and Services Plan") adopted under Rule 12b-1 under the 1940 Act for such Portfolios, the Fund may pay the Distributor a fee (the "Service Fee") at an annual rate not to exceed 0.25% of each such Portfolio's average daily net assets attributable to the Class B shares and Class E shares. The Distributor may pay all or any portion of the Service Fee in respect of a Class of any such Portfolio to securities dealers or other organizations (including, but not limited to, any affiliate of the Distributor) as service fees pursuant to agreements with such organizations for providing personal services to investors in such Class and/or the maintenance of shareholder accounts, and may retain all or any portion of the Service Fee in respect of such Class as compensation for providing personal services to investors in such Class and/or the maintenance of shareholder accounts. All such payments are intended to qualify as "service fees" as defined in Rule 2830 of the NASD Conduct Rules (the "NASD Rule"). Under the Distribution Agreement for such Portfolios, Service Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares and 0.15% of average daily net assets in the case of Class E shares.

          The Distribution and Services Plan also authorizes each such Portfolio to pay to the Distributor a distribution fee (the "Distribution Fee" and together with the Service Fee, the "Fees") at an annual rate of up to 0.25% of the Portfolio's average daily net assets attributable to the Class B shares and Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. The Fund currently pays no Distribution Fee with respect to any class of such Portfolios.

          The Distributor may pay all or any portion of the Distribution Fee in respect of a Class of any such Portfolio to securities dealers or other organizations (including, but not limited to, any affiliate of the Distributor) as commissions, asset-based sales charges or other compensation with respect to the sale of shares of such Class, and may retain all or any portion of the Distribution Fee in respect of such Class as compensation for the Distributor's services as principal underwriter of the shares of such Class. All such payments are intended to qualify as "asset-based sales charges" as defined in the NASD Rule.

The following is a description of the Distribution Plan for Portfolios other than the Zenith Portfolios:

          Pursuant to the Class B and Class E Distribution Plan (the "Distribution Plan") adopted under Rule 12b-1 under the 1940 Act for such Portfolios, the Fund compensates the Distributor from assets attributable to each of the Class B and Class E shares for services rendered and expenses borne in connection with activities primarily intended to result in the sales of that class.

          The Distribution Plan provides that the Fund, on behalf of each Portfolio which issues Class B and/or Class E shares, may pay up to 0.50% of the average daily net assets of each such Portfolio attributable to its Class B and Class E shares for activities in connection with the distribution of those classes of shares. Under the Distribution Agreement for such Portfolios, however, such payments are currently limited to 0.25% for the Class B Shares and 0.15% for the Class E Shares.

          The amounts the Fund pays the Distributor for such Portfolios will be used to compensate the Insurance Companies (includes the Distributor) their affiliates, other financial intermediaries and third-party broker-dealers for the services listed in (g) below.

          The Distribution Plan and the Distribution and Services Plan (the "Plans") are what is known as a "compensation plan" because the Fund makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. The Board of Directors of the Fund will take into account the level of expenditures in connection with their annual consideration of whether to renew the Plans. The fees payable with respect to a particular Class of a Portfolio may not be used to subsidize the distribution of shares of, or provision of shareholder services to, any other Class of any Portfolio. Subject to the foregoing sentence, some or all of the Distribution Fee paid to the Distributor may be spent on any activities or expenses primarily intended to result in the sale of Class B shares and Class E shares, including but not limited to the following:

     (a) printing and mailing of prospectuses, statements of additional information and reports for prospective purchasers of variable annuity or variable life insurance contracts ("Variable Contracts") or Qualified Plans investing indirectly in a Class of shares of the Fund;

     (b) the development, preparation, printing and mailing of Fund advertisements, sales literature and other promotional materials describing and/or relating to the Fund;

     (c) holding seminars and sales meetings designed to promote the distribution of the Class B or Class E shares;

     (d) obtaining information and providing explanations to Variable Contract owners regarding Fund investment objectives and policies and other information about the Fund and its Portfolios, including the performance of the Portfolios;

     (e)  training sales personnel regarding the Fund;

     (f) compensating sales personnel in connection with the allocation of cash values and premiums of the Variable Contracts to the Fund;

     (g) personal services and/or maintenance of Variable Contract owner accounts with respect to Class B or Class E shares attributable to such accounts;

     (h) compensation to and expenses of employees of the Distributor, including overhead and telephone expenses, who engage in the distribution of a Class of shares; and

     (i) compensation to financial intermediaries and broker-dealers to pay or reimburse them for their services or expenses in connection with the distribution of Variable Contracts.

          The Board of Directors, including the directors who are not "interested persons" (as defined in the 1940 Act) (the "Independent Directors"), has determined, in the exercise of its reasonable business judgment, that the Plans are reasonably likely to benefit the Fund and its Class B and Class E shareholders and has approved the Plans' adoption. The Fund anticipates that the Plans will enhance the sales of Class B shares and Class E shares and increase or help to maintain the assets of each Portfolio, which over time, may allow the Class B and Class E shareholders and beneficial owners to benefit from certain economies of scale with respect to fixed costs of the Portfolio.

          The Plans and any related agreement that is entered into by the Fund in connection with the Plans will continue in effect for a period of more than one year only so long as the continuance is specifically approved at least annually by a vote of the majority of the Fund's Board of Directors, including a majority of the Independent Directors who have no direct or indirect financial interest in the preparation of the Plans or in any agreements relating to the Plans ("Qualified Directors") or, with respect to any class by a vote of the outstanding voting securities of that class, cast in person at a meeting called for the purpose of voting on the Plans or any such related agreement. Also, the Plans and any such related agreement may be terminated, with respect to any Class, at any time by vote of a majority of the outstanding shares of that Class of that Portfolio or by vote of a majority of the Qualified Directors. Each Plan also provides that it may not be amended, with respect to any Class of any Portfolio, to increase materially the amount of fees payable thereunder without the approval of such Class of shares.

          The Distributor and, in the case of the Zenith Portfolios, New England Securities Corporation, distributor to the New England Zenith Fund from January 1, 2003 to April 30, 2003, have informed the Fund that expenses incurred and costs allocated in connection with activities primarily intended to result in the sale of Class B and Class E shares were as follows for the fiscal year ended December 31, 2003:

--------------------------------------------------   -----------   ------------
Category of Expense                                    Class B       Class E
--------------------------------------------------   -----------   ------------
Advertising                                              -0-            -0-
Printing and mailing of prospectuses to other than
current shareholders                                     -0-            -0-
Compensation to underwriters                             -0-            -0-
Compensation to broker-dealers                           -0-            -0-
Compensation to sales personnel                          -0-            -0-
Interest, carrying and other financial charges           -0-            -0-
Shareholder servicing or personal account
maintenance fees                                     $ 2,609,283   $  1,824,984
--------------------------------------------------   -----------   ------------
   Total:                                            $ 2,609,283   $  1,824,984
--------------------------------------------------   -----------   ------------

                                 OTHER SERVICES

Custodial Arrangements. State Street Bank and Trust Company ("State Street Bank"), 225 Franklin Street, Boston, Massachusetts 02110, is the Fund's custodian and fund accounting agent. As such, State Street Bank holds in safekeeping certificated securities and cash belonging to each Portfolio and, in such capacity, is the registered owner of securities held in book-entry form belonging to the Portfolio. Upon instruction, State Street Bank receives and delivers cash and securities of the Portfolios in connection with Portfolio transactions and collects all dividends and other distributions made with respect to Portfolio securities. State Street Bank also maintains certain accounts and records of the Fund and calculates the total net asset value, total net income and net asset value per share of each class of each Portfolio on a daily basis.

Independent Auditors. The Board of Directors annually approves an independent auditor which is expert in accounting and auditing. Deloitte & Touche LLP, 200 Berkeley Street, Boston, MA 02116, the Fund's independent auditor, assists in the preparation of federal and state income tax returns and consults with the Fund as to matters of accounting and federal and state income taxation. The Fund's financial statements for the 12 months ended December 31, 2003 incorporated by reference into this SAI have been audited by Deloitte & Touche LLP. The Fund relies on this firm's report which appears with the financial statements.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

          Some of the Fund's portfolio transactions are placed with brokers and dealers who provide the investment adviser or subadvisers with supplementary investment and statistical information or furnish market quotations to the Fund or other investment companies advised by the investment adviser or subadvisers. Although it is not possible to assign an exact dollar value to these services, they may, to the extent used, tend to reduce the expenses of the investment adviser or subadvisers. The services may also be used by the investment adviser or subadvisers in connection with their other advisory accounts and in some cases may not be used with respect to the Fund.

Fixed-Income Portfolio Transactions. It is expected that certain portfolio transactions of Lehman Brothers Aggregate Bond Index, MFS Total Return, Salomon Brothers Strategic Bond Opportunities, Salomon Brothers U.S. Government, State Street Research Bond Income, State Street Research Diversified and State Street Research Money Market in bonds, notes and money market instruments will generally be with issuers or dealers on a net basis without a stated commission.


Equity Portfolio (Common Stock) Transactions. In placing orders for the purchase and sale of portfolio securities, each subadviser of Capital Guardian U.S. Equity, Davis Venture Value, Franklin Templeton Small Cap Growth, FI International Stock, FI Mid Cap Opportunities, FI Value Leaders, Harris Oakmark Focused Value, Harris Oakmark Large Cap Value, Jennison Growth, Loomis Sayles Small Cap, MetLife Mid Cap Stock Index, MetLife Stock Index, Met/Putnam Voyager, MFS Investors Trust, MFS Total Return, Morgan Stanley EAFE Index, Neuberger Berman Partners Mid Cap Value, Russell 2000 Index, Scudder Global Equity, State Street Research Aggressive Growth, State Street Research Aurora, State Street Research Diversified, State Street Research Investment Trust, State Street Research Large Cap Growth, State Street Research Large Cap Value, T. Rowe Price Large Cap Growth and T. Rowe Price Small Cap Growth selects only brokers which it believes are financially responsible, will provide efficient and effective services in executing, clearing and settling an order and will charge commission rates or prices which, when combined with the quality of the foregoing services, will produce best price and execution for the transaction. In the case of equity securities, this does not necessarily mean that the lowest available brokerage commission will be paid. However, the commissions are believed to be competitive with generally prevailing rates. Such Portfolios' subadvisers will use their best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and will evaluate the overall reasonableness of brokerage commissions paid on transactions by reference to such data. In making such evaluation, all factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the broker in connection with the order, are taken into account.


          A subadviser may cause a Portfolio it manages to pay a broker-dealer that provides brokerage and research services an amount of commission for effecting a securities transaction for a Portfolio in excess of the amount another broker-dealer would have charged effecting that transaction. The subadviser must determine in good faith that such greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of that particular transaction or the subadviser's overall responsibilities to the Fund and its other clients. A subadviser's authority to cause a Portfolio it manages to pay such greater commissions is also subject to such policies as the Directors of the Fund may adopt from time to time.

          The following services may be considered by subadvisers when selecting brokers:

          . recommendations and advice about market projections and data, security values, asset allocation and portfolio evaluation, purchasing or selling specific securities, and portfolio strategy

          . seminars, information, analyses, and reports concerning companies, industries, securities, trading markets and methods, legislative and political developments, changes in accounting practices and tax law, economic and business trends, proxy voting, issuer credit-worthiness, technical charts and portfolio strategy

          . access to research analysts, corporate management personnel, industry experts, economists, government representatives, technical market measurement services and quotation services, and comparative performance evaluation

          . products and other services including financial publications, reports and analysis, electronic access to data bases and trading systems, computer equipment, software, information and accessories

          . statistical and analytical data relating to various investment companies, including historical performance, expenses and fees, and risk measurements

          Research services provided by brokers through which a subadvisers effects securities transactions on behalf of a Portfolio may be used by the subadviser in servicing all of its accounts. Therefore, not all of these services may be used by the subadviser in connection with the Fund.

          The following table shows the brokerage commissions paid by the Fund for each of the Portfolios for the years ended December 31, 2001, 2002 and 2003:


Portfolio                                          2001          2002          2003
---------------------------------------------  ------------  ------------  ------------
Capital Guardian U.S. Equity                            N/A  $    777,297  $    345,062
Davis Venture Value                            $    569,631  $    722,687  $    519,422
FI International Stock                         $    922,679  $    587,360  $  1,037,264
FI Mid Cap Opportunities                       $  2,144,187  $  1,783,484  $    763,405
FI Value Leaders                               $    979,325  $  2,576,192  $    754,678
Franklin Templeton Small Cap Growth            $     14,791  $     78,969  $     88,126
Harris Oakmark Focused Value                   $    592,419  $    738,720  $  1,288,300
Harris Oakmark Large Cap Value                 $    455,515  $    409,118  $    243,640
Jennison Growth                                         N/A  $    925,760  $    914,737
Lehman Aggregate Bond Index                             N/A           N/A           N/A
Loomis Sayles Small Cap                        $    826,307  $  1,648,902  $  1,565,481
MetLife Mid Cap Stock Index                    $     45,468  $     89,095  $     41,514
MetLife Stock Index                            $     94,444  $     99,656  $     82,395
Met/Putnam Voyager                             $     87,382  $     89,017  $    133,901
MFS Investors Trust                            $     42,586  $     65,338  $    167,261
MFS Total Return                               $    141,285  $    205,455  $    165,182
Morgan Stanley EAFE Index                      $    126,492  $    132,646  $    207,667
Neuberger Berman Partners Mid Cap Value        $    853,840  $    447,128  $    482,554
Russell 2000 Index                             $     57,584  $    173,823  $     95,443
Salomon Brothers Strategic Bond Opportunities           N/A           N/A  $      1,442
Salomon Brothers U.S. Government                        N/A           N/A  $      1,278
Scudder Global Equity                          $    163,342  $    182,195  $    464,677
State Street Research Aggressive Growth        $  2,938,548  $  3,710,518  $  2,721,761
State Street Research Aurora                   $    328,594  $  1,198,868  $  1,446,240

State Street Research Bond Income                       N/A  $    118,251  $    110,432
State Street Research Diversified              $  3,846,507  $  3,733,157  $  3,039,083
State Street Research Investment Trust         $  6,296,788  $  5,295,167  $  4,484,765
State Street Research Large Cap Growth         $  1,708,722  $  4,881,312  $  3,093,320
State Street Research Large Cap Value                   N/A  $     28,195  $     82,110
State Street Research Money Market                      N/A           N/A           N/A
T. Rowe Price Large Cap Growth                 $    250,041  $    208,653  $    176,814
T. Rowe Price Small Cap Growth                 $    196,896  $    348,813  $    206,204
Zenith Equity                                  $  8,432,488  $  4,285,752           N/A



          For the fiscal year ending December 31, 2003, the following Portfolios paid commissions to brokers because of research services provided: Davis Venture Value paid $143,944 based on related transactions of $139,729,924.19; Loomis Sayles Small Cap paid $142,175, based on related transactions of $85,560,386; Neuberger Berman Partners Mid Cap Value paid $6,884 based on related transactions of $94,887,520.78; State Street Research Large Cap Growth paid $128,145 based on related transactions of $56,493,295; FI International paid $144,761.82 based on related transactions of $81,780,935.86; FI Mid Cap Opportunities paid $49,575 based on related transactions of $21,930,918; Met/Putnam Voyager paid $26,316 based on related transactions of $23,667,255.93;
T. Rowe Price Small Cap Growth paid $86,359 based on related transactions of $30,931,076; T. Rowe Price Large Cap Growth paid $68,615 based on related transactions of $45,322,874; Jennison Growth paid $208,309 based on related transactions of $163,677,538; Harris Oakmark Large Cap Value paid $11,217 based on related transactions of $5,564,525; and Harris Oakmark Focused Value paid $201,350 based on related transactions of $91,873,469.


          The Board of Directors has adopted policies which authorize each subadviser to place trades, consistent with best execution, with certain brokers that have agreed to apply a portion of their commissions with respect to a Portfolio to that Portfolio's expenses.

          The Board of Directors has also approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby a Portfolio may purchase securities that are offered in underwritings in which an affiliate of that Portfolio's subadviser participates. These procedures prohibit a Portfolio from directly or indirectly benefiting a subadviser affiliate in connection with such underwritings. In addition, for underwritings where a subadviser affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the Portfolio could purchase in the underwritings.

Affiliated Brokerage
--------------------

          A Portfolio may pay brokerage commissions to an affiliated broker for acting as the respective Portfolio's agent on purchases and sales of securities for the portfolio of the Portfolio. SEC rules require that commissions paid to an affiliated broker of a mutual fund for portfolio transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair" compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Directors of the Fund, including those who are not "interested persons" of the Fund, have adopted procedures for evaluating the reasonableness of commissions paid to affiliated brokers and will review these procedures periodically.





          For the fiscal year ended December 31, 2002 and 2003, FI Value Leaders paid $857 and $16,307, respectively, in brokerage commissions to Fidelity Capital Markets, an affiliated broker. For the fiscal year ended December 31, 2003, 2.12% of the Portfolio's aggregate brokerage commissions were paid to this broker and 0.06% of the Portfolio's aggregate dollar amount of transactions involving the payment of commissions was effected through this broker.

          For the fiscal year ended December 31, 2003, Jennison Growth paid a total of $7,400 in brokerage commissions to Wachovia Capital Markets, an affiliated broker. For the fiscal year ended December 31, 2003, 0.81% of the Portfolio's aggregate brokerage commissions were paid to this broker and 0.40% of the Portfolio's aggregate dollar amount of transactions involving the payment of commissions was effected through this broker. There were no affiliated brokerage transactions in 2001 and 2002.

          For the fiscal years ended December 31, 2001, 2002 and 2003, Harris Oakmark Focused Value paid $206,226, $246,659 and $287,680 respectively, in brokerage commissions to Harris Associates Securities L.P., an affiliated broker of Harris Associates L.P. For the fiscal year ended December 31, 2003, 22.33% of the Portfolio's aggregate brokerage commissions were paid to this broker and 29.41% of the Portfolio's aggregate dollar amount of transactions involving the payment of commissions was effected through this broker.

          For the fiscal years ended December 31, 2001, 2002 and 2003, Harris Oakmark Large Cap Value paid a total of $201,508, $173,606 and $78,596, respectively, in brokerage commissions to Harris Associates Securities, L.P., an affiliated broker. For the fiscal year ended December 31, 2003, 32.26% of the Portfolio's aggregate brokerage commissions were paid to this broker and 40.32% of the Portfolio's aggregate dollar amount of transactions involving the payment of commissions was effected through this broker.

          For the fiscal years ended December 31, 2001, 2002 and 2003, State Street Research Large Cap Growth paid $1,708,650, $3,553,070 and $2,265,957, respectively, in brokerage commissions to Fred Alger and Company, Inc., an affiliated broker of the former subadviser to the Portfolio, Fred Alger Management, Inc. For the fiscal year ended December 31, 2003, 73.2% of the Portfolio's aggregate brokerage commissions were paid to this broker and 75.8% of the Portfolio's aggregate dollar amount of transactions involving the payment of commissions was effected through this broker.

          For the fiscal years ended December 31, 2001, 2002 and 2003, Neuberger Berman Partners Mid Cap Value paid a total of $321,496, $196,958 and $216,437 respectively, in brokerage commissions to Neuberger Berman, LLC and Lehman Brothers Inc., affiliated brokers. For the fiscal year ended December 31, 2003, 44.8% of the Portfolio's aggregate brokerage commissions were paid to these brokers and 44% of the Portfolio's aggregate dollar amount of transactions involving the payment of commissions was effected through these brokers.


Portfolio Turnover
------------------

          The portfolio turnover rates of each Portfolio for the last five fiscal years (or the life of the Portfolio for those Portfolios that have not been in existence for five years) are included in the Prospectus under "Financial Highlights." A Portfolio's turnover rate may vary significantly from time to time depending on the volatility of economic and market conditions. Variations in portfolio turnover rates may also be due to a fluctuating volume of subscriptions and redemptions or due to a change in a Portfolio's subadviser.

                                 CODE OF ETHICS

          The Fund, MetLife, MetLife Advisers, and each subadviser have each adopted a Code of Ethics under Rule 17j-1 of the 1940 Act that establishes procedures for the detection and prevention of certain conflicts of interest, including activities by which persons having knowledge of the investments and investment intentions of the Fund might take advantage of that knowledge for their own benefit. Although each Code of Ethics does not prohibit employees who have knowledge of the investments and investment intentions of any Portfolio of the Fund from engaging in personal securities investing, it does regulate such personal securities investing so that conflicts of interest may be avoided.

                             DESCRIPTION OF THE FUND


          The Fund, an open-end management investment company registered under the 1940 Act, was formed on November 23, 1982 as corporation under the laws of Maryland pursuant to Articles of Incorporation (the "Articles") filed on November 23, 1982, as amended. On May 1, 2003, the Fund succeeded to the operations of seventeen series of the New England Zenith Fund, a Massachusetts business trust. Each of Capital Guardian U.S. Equity, Davis Venture Value, FI Value Leaders, Harris Oakmark Focused Value, Jennison Growth, Loomis Sayles Small Cap, MFS Investors Trust, MFS Total Return, Salomon Brothers Strategic Bond Opportunities, Salomon Brothers U.S. Government, State Street Research Bond Income, State Street Research Large Cap Growth, State Street Research Money Market and Zenith Equity was formerly a series of the New England Zenith Fund.

          Each Portfolio is classified under the 1940 Act as "diversified" except Harris Oakmark Focused Value, which is non-diversified.

          Each Portfolio's issued and outstanding shares participate equally in dividends and distributions declared by such Portfolio and receive a portion (divided equally among all of the Portfolio's outstanding shares) of the Portfolio's assets (less liabilities) if the Portfolio is liquidated or dissolved. Liabilities which are not clearly assignable to a Portfolio are generally allocated among the Portfolios in proportion to their relative net assets. In the unlikely event that any Portfolio has liabilities in excess of its assets, the other Portfolios may be held responsible for the excess liabilities.

          Portfolio shares, when issued, are fully paid and non-assessable. In addition, there are no preference, preemptive, conversion, exchange or similar rights, and shares are freely transferable. Shares do not have cumulative voting rights.

          MetLife paid all of the organizational expenses of the Fund and will not be reimbursed.


          As of March 31, 2004, 100% of the outstanding voting securities of the Fund were owned by separate accounts of MetLife, NELICO, MetLife Investors and/or General American (or any affiliate of any such company), and may, from time to time, be owned by those separate accounts or the separate accounts and general accounts of such companies (or any affiliate of any such company). Therefore, as of March 31, 2004, MetLife, NELICO, MetLife Investors and General American were each presumed to be in control (as that term is defined in the 1940 Act) of the Fund.


Voting Rights
-------------

          Each share has one vote and fractional shares have fractional votes. When there is a difference of interests between the Portfolios, votes are counted on a per Portfolio basis; otherwise the shares of all Portfolios are totaled. Shares in a Portfolio not affected by a matter are not entitled to vote on that matter. A Portfolio-by-Portfolio vote may occur, for example, when there are proposed changes to a particular Portfolio's fundamental investment policies or advisory or distribution agreements.

          Each insurance company is the legal owner of shares attributable to variable life insurance and variable annuity contracts issued by its separate accounts, and has the right to vote those shares. Pursuant to the current view of the SEC staff, each insurance company will vote the shares held in each separate account registered with the SEC in accordance with instructions received from owners of variable life insurance and variable annuity contracts issued by that separate account. To the extent voting privileges are granted by the issuing insurance company to unregistered separate accounts, shares for which no timely instructions are received will be voted for, voted against, or withheld from voting on any proposition in the same proportion as the shares held in that separate account for all contracts for which voting instructions are received. All Fund shares held by the general investment account (or any unregistered separate account for which voting privileges are not extended) of each insurance company will be voted by that insurance company in the same proportion as the aggregate of (i) the shares for which voting instructions are received and (ii) the shares that are voted in proportion to such voting instructions are received. Shares held by certain eligible qualified retirement plans ("Qualified Plans") will vote directly and will not be voted in the same proportion as shares held by the Insurance Companies in their separate accounts registered as unit investment trusts.

Shareholder Meetings
--------------------

          Regular annual shareholder meetings are not required and the Fund does not expect to have regular meetings. For certain purposes, the Fund is required to have a shareholder meeting. Examples of the reasons a meeting might be held are to: (a) approve certain agreements required by securities laws; (b) change fundamental investment objectives and restrictions of the Portfolios; and (c) fill vacancies on the Board of Directors when less than a majority have been elected by shareholders. The Fund assists with all shareholder communications. Except as mentioned above, directors will continue in office and may appoint directors for vacancies.

                                      TAXES

          The following discussion of federal income tax consequences is based on the Internal Revenue Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein and may have a retroactive effect with respect to the transactions contemplated herein.

          Each of the Portfolios intends to qualify each year as a "regulated investment company" (a "RIC") under Subchapter M of the Internal Revenue Code. In order to qualify for the special tax treatment accorded RICs and their shareholders under the Internal Revenue Code, each Portfolio must (a) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities, or foreign currencies, and certain other related income, including generally, certain gains from options, futures, and forward contracts derived with respect to its business of investing in such stock securities, or currencies; and (b) diversify its holdings so that, at the end of each fiscal quarter of the Portfolio's taxable year, (i) at least 50% of the market value of the Portfolio's assets is represented by cash and cash items, U.S. Government securities, securities of other RICs, and other securities limited in respect of any one issuer to an amount that does not exceed 10% of the outstanding voting securities of such issuer or 5% of the value of the Portfolio's total assets; and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. Government securities and securities of other RICs) of any one issuer or two or more issuers which the Portfolio controls and which are engaged in the same, similar or related trades or businesses. In addition, a series that is a RIC must distribute to its shareholders with respect to each taxable year at least 90% of the sum of its taxable net investment income (including, for this purpose, the excess, if any, of any net short-term capital gains over net long-term capital losses for such year) and 90% of its tax-exempt interest income (reduced by certain expenses).

          If a Portfolio fails to qualify as a RIC accorded special tax treatment for any year, all of its income will be subject to tax at corporate rates, and its distributions (including distributions of net tax-exempt income and net long-term capital gains) will be taxable as ordinary income dividends to its shareholders to the extent of the Portfolio's current and accumulated earnings and profits. In addition, the Portfolio could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

          In addition to the diversification requirements applicable to all RICs, Section 817(h) of the Internal Revenue Code imposes certain diversification requirements on the assets underlying variable annuity and variable life contracts including, as described below, when those assets are shares in a RIC. To comply with the regulations under Section 817(h) of the Internal Revenue Code, each of the separate accounts will be required to diversify its investments so that, as of the end of each fiscal quarter, no more than 55% of the total value of its assets are represented by any one investment, no more than 70% by any two investments, no more than 80% by three investments and no more than 90% by four investments. A separate account will also be treated as meeting the diversification requirement for any quarter of its taxable year if, as of the close of such quarter, the separate account meets the diversification requirements applicable to RICs, as described above, and no more than 55% of the value of its total assets consist of cash and cash items (including receivables), U.S. government securities and securities of other RICs. Generally, for purposes of the regulations, all securities of the same issuer are treated as one investment. In the context of U.S. Government securities (including any security that is issued, guaranteed or insured by the United States or an instrumentality of the United States), each U.S. Government agency or instrumentality is treated as a separate issuer. Further, a separate account can look through the assets of a Portfolio if each Portfolio restricts the ownership of its shares to certain insurance company separate accounts, certain insurance company general accounts and certain other investors permitted under Regulation 1.817-5(f), including certain qualified pension or retirement plans, and will be offered to the public exclusively through the purchase of variable contracts. This is because, for diversification purposes, by so restricting ownership to certain investors, a separate account that invests in RICs, partnerships or trust will be able to look through an investment in such entity and treat the pro rata share of each underlying investment in such entity as a separate investment. Otherwise an investment in such entities will be considered to be an investment in the securities of a single issuer.

          A Portfolio's investment in securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require the Portfolio to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Portfolio may be required to sell securities in its portfolio that it otherwise would have continued to hold.

          A Portfolio is generally subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year at least 98% of its ordinary income and capital gain net income (the excess of all capital gains over all capital losses) for the one-year period ending on October 31 of that year (or later if the series is permitted to elect and so elects), plus any retained amount from the prior year.

          The excise tax is inapplicable to any RIC all of the shareholders of which are either tax-exempt pension trusts or separate accounts of life insurance companies funding variable contracts. Although each Portfolio believes that it is not subject to the excise tax, each Portfolio intends to make the distributions required to avoid the imposition of the tax, provided such payments and distributions are determined to be in the best interest of such Portfolio's shareholders.

          Dividends declared and payable to shareholders of record on a date in October, November, or December of any year will be deemed to have been paid by the Portfolio and received by the shareholders on December 31 of that year if paid by the Portfolio at any time during the following January.

          Investment by a Portfolio in "passive foreign investment companies" ("PFICs") could subject the Portfolio to U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Portfolio shareholders. However, a Portfolio also may make an election to mark the gains (and to a limited extent the losses) in such holdings "to the market" as though it had sold and repurchased its holdings in those PFICs on the last day of the Portfolio's taxable year. Such gains and losses are treated as ordinary income and loss. A Portfolio may also elect to treat a PFIC as a "qualified electing fund" ("QEF election"), in which case the Portfolio will be required to include its share of the company's income and net capital gains annually, regardless of whether it receives any distribution from the company. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed for the Portfolio to avoid taxation. Making either of these elections therefore may require a Portfolio to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect a Portfolio's total return.

                                 TRANSFER AGENT

          The transfer agent and the dividend paying agent for the Fund, MetLife, is located at One Madison Avenue, New York, New York 10010. MetLife receives no compensation for these services.

                              FINANCIAL STATEMENTS


          The financial statements of each Portfolio and the related reports of independent auditors included in the annual reports for the Portfolios for the year ended December 31, 2003 are incorporated herein by reference to the Fund's Annual Report as filed with the SEC on March 5, 2004.


                                 INDEX SPONSORS

          The Prospectus describes certain aspects of the limited relationship the index sponsors have with the Fund.

          With respect to Standard & Poor's, neither the MetLife Stock Index Portfolio or the MetLife Mid Cap Stock Index Portfolio is sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of either Portfolio or any member of the public regarding the advisability of investing in securities generally or in either Portfolio particularly or the ability of the S&P 500 Index or the S&P 400 MidCap Index to track general stock market performance. S&P's only relationship to the Licensee is S&P's grant of permission to the Licensee to use the S&P 500 Index or the S&P 400 MidCap Index which are determined, composed and calculated by S&P without regard to the Licensee or either Portfolio. S&P has no obligation to take the needs of the Licensee or the owners of this Portfolio into consideration in determining, composing or calculating the S&P 500 Index or the S&P 400 MidCap Index. S&P is not responsible for and has not participated in the determination of the prices and amount of this Portfolio or the timing of the issuance or sale of this Portfolio or in the determination or calculation of the equation by which this Portfolio is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of this Portfolio.

          S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR THE S&P 400 MIDCAP INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR

IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE LICENSEE, OWNERS OF THIS PORTFOLIO, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR THE S&P 400 MIDCAP INDEX OR ANY DATA INCLUDED THERE. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR THE S&P 400 MIDCAP INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

          In addition, with respect to Morgan Stanley, the Morgan Stanley EAFE(R) Index Portfolio is not sponsored, endorsed, sold or promoted by Morgan Stanley. Morgan Stanley makes no representation or warranty, express or implied, to the owners of this Portfolio or any member of the public regarding the advisability of investing in funds generally or in this Portfolio particularly or the ability of the MSCI EAFE(R) index to track general stock market performance. Morgan Stanley is the licensor of certain trademarks, service marks and trade names of Morgan Stanley and of the MSCI EAFE(R) index which is determined, composed and calculated by Morgan Stanley without regard to the issuer of this Portfolio or this Portfolio. Morgan Stanley has no obligation to take the needs of the issuer of this Portfolio or the owners of this Portfolio into consideration in determining, composing or calculating the MSCI EAFE(R) index. Morgan Stanley is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of this Portfolio to be issued or in the determination or calculation of the equation by which this Portfolio is redeemable for cash. Morgan Stanley has no obligation or liability to owners of this Portfolio in connection with the administration, marketing or trading of this Portfolio.

          ALTHOUGH MORGAN STANLEY SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE INDEXES FROM SOURCES WHICH MORGAN STANLEY CONSIDERS RELIABLE, NEITHER MORGAN STANLEY NOR ANY OTHER PARTY GUARANTEES THE ACCURACY AND/OR THE COMPLETENESS OF THE INDEXES OR ANY DATA INCLUDED THEREIN. NEITHER MORGAN STANLEY NOR ANY OTHER PARTY MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, LICENSEE'S CUSTOMERS AND COUNTERPARTIES, OWNERS OF THE PORTFOLIO, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEXES OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. NEITHER MORGAN STANLEY NOR ANY OTHER PARTY MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND MORGAN STANLEY HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE INDEXES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL MORGAN STANLEY OR ANY OTHER PARTY HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHERDAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES. The MSCI EAFE(R) Index is the exclusive property of Morgan Stanley. Morgan Stanley Capital International is a service mark of Morgan Stanley and has been licensed for use by MetLife.

          With respect to Frank Russell Company, the Russell 2000 Index Portfolio is not promoted, sponsored or endorsed by, nor in any way affiliated with Frank Russell Company. Frank Russell Company is not responsible for and has not reviewed the Portfolio nor any associated literature or publications and Frank Russell Company makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise. Frank Russell Company reserves the right at any time and without notice, to alter, amend, terminate or in any way change its index. The Russell 2000(R) Index is a service mark of the Frank Russell Company. Russell(TM) is a trademark of the Frank Russell Company. Frank Russell Company has no obligation to take the needs of any particular fund or its participants or any other product or person into consideration in determining, composing or calculating the index. Frank Russell Company's publication of the index in no way suggests or implies an opinion by Frank Russell Company as to the attractiveness or appropriateness of investment in any or all securities upon which the index is based. FRANK RUSSELL COMPANY MAKES NO REPRESENTATION, WARRANTY, OR GUARANTEE AS TO THE ACCURACY, COMPLETENESS, RELIABILITY, OR OTHERWISE OF THE INDEX OR ANY DATA INCLUDED IN THE INDEX. FRANK RUSSELL COMPANY MAKES NO REPRESENTATION OR WARRANTY REGARDING THE USE, OR THE RESULTS OF USE, OF THE INDEX OR ANY DATA INCLUDED THEREIN, OR ANY SECURITY (OR COMBINATION THEREOF) COMPRISING THE INDEX. FRANK RUSSELL COMPANY MAKES NO OTHER EXPRESS OR IMPLIED WARRANTY, AND EXPRESSLY DISCLAIMS ANY WARRANTY, OF ANY KIND, INCLUDING, WITHOUT MEANS OF LIMITATION,

ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE INDEX OR ANY DATA OR ANY SECURITY (OR COMBINATION THEREOF) INCLUDED THEREIN.

                                  APPENDIX A-1
                           DESCRIPTION OF BOND RATINGS

Moody's Investors Service, Inc.
                                       Aaa
          Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                                       Aa
          Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities. See Note 1.

                                        A
          Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future. See
Note 1.

                                       Baa
          Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. See Note 1.

                                       Ba
          Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often, the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

                                        B
          Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

                                       Caa
          Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

                                       Ca
          Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

                                        C
          Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Should no rating be assigned by Moody's, the reason may be one of the following:
     (1)  An application for rating was not received or accepted.
     (2) The issue or issuer belongs to a group of securities that are not rated as a matter of policy.
     (3)  There is a lack of essential data pertaining to the issue or issuer.
     (4) The issue was privately placed, in which case the rating is not published in Moody's publications.

Note 1: This rating may include the numerical modifier 1, 2 or 3 to provide a more precise indication of relative debt quality within the category, with 1 indicating the high end of the category, 2 the mid-range and 3 nearer the low end.

Standard & Poor's Ratings Group

                                       AAA
          This is the highest rating assigned by Standard & Poor's Corporation ("S&P") to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

                                       AA
          Bonds rated AA also qualify as high quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

                                        A
          Bonds rated A have strong capacity to pay principal and interest although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

                                       BBB
          Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

                                 BB, B, CCC, CC
          Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

                                       C
          The rating C is reserved for income bonds on which no interest is being paid.

                                       D
          Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

          Plus (+) or Minus (-): The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Duff & Phelps Credit Rating Co.

                                      AAA
          Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

                                  AA+, AA, AA-
          High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

                                    A+, A, A-
          Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

                                 BBB+, BBB, BBB-
          Below-average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

                                  BB+, BB, BB-
          Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

                                   B+, B, B-
          Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

                                       CCC
          Well below investment grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

                                       DD
          Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.

                                       DP
          Preferred stock with dividend arrearages.

                                  APPENDIX A-2
                     DESCRIPTION OF COMMERCIAL PAPER RATINGS

Standard & Poor's Corporation

                                       A-1
          Commercial paper rated A-1 by S&P has the following characteristics:
Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated "A" or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Commercial paper within the A-1 category which has overwhelming safety characteristics is denoted "A-1+."

                                       A-2
          Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated A-1.

Moody's Investors Service, Inc.

                                       P-1
          The rating P-1 is the highest commercial paper rating assigned by Moody's Investors Service, Inc. ("Moody's"). Among the factors considered by Moody's in assigning ratings are the following:

     (1)  evaluation of the management of the issuer;

     (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas;

     (3) evaluation of the issuer's products in relation to competition and customer acceptance;

     (4)  liquidity;

     (5)  amount and quality of long-term debt;

     (6)  trend of earnings over a period of ten years;

     (7) financial strength of a parent company and the relationships which exist with the issuer; and

     (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

                                      P-2
          Issuers rated P-2 have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

                                   APPENDIX B

             INFORMATION ABOUT PROXY VOTING POLICIES AND PROCEDURES

Capital Guardian Trust Company
Citigroup Asset Management (Salomon Brothers Asset Management Inc) Davis Selected Advisers, L.P.
Deutsche Investment Management Americas Inc.
Fidelity Management & Research Company
Franklin Advisers, Inc.
Harris Associates, L.P.
Jennison Associates LLC
Loomis Sayles & Company, L.P.
Massachusetts Financial Services Company
Metropolitan Life Insurance Company
Neuberger Berman Management Inc.
Putnam Investment Management, LLC
State Street Research & Management Company
T. Rowe Price Associates, Inc.

                         CAPITAL GUARDIAN TRUST COMPANY
                       PROXY VOTING POLICY AND PROCEDURES

Policy

Capital Guardian Trust Company ("CGTC") provides investment management services to clients that include, among others, corporate and public pension plans, foundations and endowments and unaffiliated registered investment companies. CGTC's Personal Investment Management Division ("PIM") provides investment management and fiduciary services, including trust and estate administration, primarily to high net-worth individuals and families. CGTC considers proxy voting an important part of those management services, and as such, CGTC seeks to vote the proxies of securities held by clients in accounts for which it has proxy voting authority in the best interest of those clients. The procedures that govern this activity are reasonably designed to ensure that proxies are voted in the best interest of CGTC's clients.

Fiduciary Responsibility and Long-term Shareholder Value

CGTC's fiduciary obligation to manage its accounts in the best interest of its clients extends to proxy voting. When voting proxies, CGTC considers those factors which would affect the value of its clients' investment and acts solely in the interest of, and for the exclusive purpose of providing benefits to, its clients. As required by ERISA, CGTC votes proxies solely in the interest of the participants and beneficiaries of retirement plans and does not subordinate the interest of participants and beneficiaries in their retirement income to unrelated objectives.

CGTC believes the best interests of clients are served by voting proxies in a way that maximizes long-term shareholder value. Therefore, the investment professionals responsible for voting proxies have the discretion to make the best decision given the individual facts and circumstances of each issue. Proxy issues are evaluated on their merits and considered in the context of the analyst's knowledge of a company, its current management, management's past record, and CGTC's general position on the issue. In addition, many proxy issues are reviewed and voted on by a proxy voting committee comprised primarily of investment professionals, bringing a wide range of experience and views to bear on each decision.

As the management of a portfolio company is responsible for its day to day operations, CGTC believes that management, subject to the oversight of its board of directors, is often in the best position to make decisions that serve the interests of shareholders. However, CGTC votes against management on proposals where it perceives a conflict may exist between management and client interests, such as those that may insulate management or diminish shareholder rights. CGTC also votes against management in other cases where the facts and circumstances indicate that the proposal is not in its clients' best interests.

Special Review

From time to time CGTC may vote a) on proxies of portfolio companies that are also clients of CGTC or its affiliates, b) on shareholder proposals submitted by clients, or c) on proxies for which clients have publicly supported or actively solicited CGTC or its affiliates to support a particular position. When voting these proxies, CGTC analyzes the issues on their merits and does not consider any client relationship in a way that interferes with its responsibility to vote proxies in the best interest of its clients. The CGTC Special Review Committee reviews certain of these proxy decisions for improper influences on the decision-making process and takes appropriate action, if necessary.

Procedures

Proxy Review Process

Associates in CGTC's proxy voting department, along with compliance associates from the legal department, are responsible for coordinating the voting of proxies. These associates work with outside proxy voting service providers and custodian banks and are responsible for coordinating and documenting the internal review of proxies.

The proxy voting department reviews each proxy ballot for standard and non-standard items. Standard proxy items are typically voted with management unless the research analyst who follows the company or a member of an investment or proxy voting committee requests additional review. Standard items currently include the uncontested election of directors, ratifying auditors, adopting reports and accounts, setting dividends and allocating profits for the prior year and certain other administrative items.

All other items are sent by the proxy voting department to the research analyst who follows the company. The analyst reviews the proxy statement and makes a recommendation about how to vote on the issues based on his or her in-depth knowledge of the company. Recommendations to vote with management on certain limited issues are voted accordingly. All other non-standard issues receive further consideration by a proxy voting committee, which reviews the issue and the analyst's recommendation, and decides how to vote. A proxy voting committee may escalate to the full investment committee(s) those issues for which it believes a broader review is warranted. Four proxy voting committees specialize in regional mandates and review the proxies of portfolio companies within their mandates. The proxy voting committees are comprised primarily of members of CGTC's and its affiliates' investment committees and their activity is subject to oversight by those committees.

For securities held only in PIM accounts, non-standard items are sent to those associates to whom the CGTC Investment Committee has delegated the review and voting of proxies. These associates may forward certain proposals to the appropriate investment committee for discussion and a formal vote if they believe a broader review is warranted.

CGTC seeks to vote all of its clients' proxies. In certain circumstances, CGTC may decide not to vote a proxy because the costs of voting outweigh the benefits to its clients (e.g., when voting could lead to share blocking where CGTC wishes to retain flexibility to trade shares). In addition, proxies with respect to securities on loan through client directed lending programs are not available to CGTC to vote and therefore are not voted.

Proxy Voting Guidelines

CGTC has developed proxy voting guidelines that reflect its general position and practice on various issues. To preserve the ability of decision makers to make the best decision in each case, these guidelines are intended only to provide context and are not intended to dictate how the issue must be voted. The guidelines are reviewed and updated as necessary, but at least annually, by the appropriate proxy voting and investment committees.

CGTC's general positions related to corporate governance, capital structure, stock option and compensation plans and social and corporate responsibility issues are reflected below.

..    Corporate governance. CGTC supports strong corporate governance practices.
     It generally votes against proposals that serve as anti-takeover devices or diminish shareholder rights, such as poison pill plans and supermajority vote requirements, and generally supports proposals that encourage responsiveness to shareholders, such as initiatives to declassify the board. Mergers and acquisitions, reincorporations and other corporate restructurings are considered on a case-by-case basis, based on the investment merits of the proposal.

..    Capital structure. CGTC generally supports increases to capital stock for legitimate financing needs. It generally does not support changes in capital stock that can be used as anti-takeover devices, such as the creation of or increase in blank-check preferred stock or of a dual class capital structure with different voting rights.

..    Stock option compensation plans. CGTC supports the concept of stock-related compensation plans as a way to align employee and shareholder interests. However, plans that include features which undermine the connection between employee and shareholder interests generally are not supported. CGTC considers the following factors when voting on proposals related to new plans or changes to existing plans: the exercise price of the options, the size of the overall plan and/or the size of the increase, the historical dilution rate, whether the plan permits option repricing, the duration of the plan, and the needs of the company. Additionally, CGTC supports option expensing in theory and will generally support shareholder proposals on option expensing if such proposal language is non-binding and does not require the company to adopt a specific expensing methodology.

..    Social and corporate responsibility. CGTC votes on these issues based on the potential impact to the value of its clients' investment in the portfolio company.

Special Review Procedures

If a research analyst has a personal conflict in making a voting recommendation on a proxy issue, he or she must disclose such conflict, along with his or her recommendation. If a member of the proxy voting committee has a personal conflict in voting the proxy, he or she must disclose such conflict to the appropriate proxy voting committee and must not vote on the issue.

Clients representing 0.0025 or more of assets under investment management across all affiliates owned by The Capital Group Companies, Inc. (CGTC's parent company), are deemed to be "Interested Clients". Each proxy is reviewed to determine whether the portfolio company, a proponent of a shareholder proposal, or a known supporter of a particular proposal is an Interested Client. If the voting decision for a proxy involving an Interested Client is against such client, then it is presumed that there was no undue influence in favor of the Interested Client. If the decision is in favor of the Interested Client, then the decision, the rationale for such decision, information about the client relationship and all other relevant information is reviewed by the Special Review Committee ("SRC"). The SRC determines whether the decision was in the best interest of CGTC's clients and may accept or override the decision, or determine another course of action. The SRC is comprised of senior representatives from CGTC's and its affiliates' investment and legal groups and does not include representatives from the marketing department.

Any other proxy will be referred to the SRC if facts or circumstances warrant further review.

CGTC's Proxy Voting Record

Upon client request, CGTC will provide reports of its proxy voting record as it relates to the securities held in the client's account(s) for which CGTC has proxy voting authority.

Annual Assessment

CGTC will conduct an annual assessment of this proxy voting policy and related procedures.

Effective Date

This policy is effective as of August 1, 2003.

                  PROXY VOTING GUIDELINES & PROCEDURES SUMMARY

                 Concerning Citigroup Asset Management /1/ (CAM)
                      Proxy Voting Policies and Procedures

The following is a brief overview of the Proxy Voting Policies and Procedures (the "Policies") that CAM has adopted to seek to ensure that CAM votes proxies relating to equity securities in the best interest of client accounts.

CAM votes proxies for each client account with respect to which it has been authorized or is required by law to vote proxies. In voting proxies, CAM is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of the beneficial owners of the accounts it manages. CAM attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. CAM may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, such recommendations do not relieve the CAM adviser (business unit) of its responsibility for the proxy vote.

In the case of a proxy issue for which there is a stated position in the Policies, CAM generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that CAM considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. As a result of the independent investment advisory services provided by distinct CAM business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue

In furtherance of CAM's goal to vote proxies in the best interest of clients, CAM follows procedures designed to identify and address material conflicts that may arise between CAM's interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, CAM periodically notifies CAM employees in writing that they are under an obligation
(i) to be aware of the potential for conflicts of interest on the part of CAM

_______________________
/1/ Citigroup Asset Management comprises Salomon Brothers Asset Management Inc, Smith Barney Asset Management ( a division of Citigroup Global Markets Inc.), Citibank Global Asset Management ( a unit of Citibank, N.A.), Smith Barney Fund Management LLC, Citi Fund Management Inc. and other investment adviser affiliates.

with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of CAM's business, and (ii) to bring conflicts of interest of which they become aware to the attention of CAM's compliance personnel. CAM also maintains and considers a list of significant CAM relationships that could present a conflict of interest for CAM in voting proxies. CAM is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM affiliate might appear to the public to influence the manner in which CAM decides to vote a proxy with respect to such issuer. Absent special circumstances or a significant, publicized non-CAM affiliate relationship that CAM for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which CAM decides to vote a proxy, CAM generally takes the position that non-CAM relationships between Citigroup and an issuer (e.g. investment banking or banking) do not present a conflict of interest for CAM in voting proxies with respect to such issuer. Such position is based on the fact that CAM is operated as an independent business unit from other Citigroup business units as well as on the existence of information barriers between CAM and certain other Citigroup business units.

CAM maintains a Proxy Voting Committee to review and address conflicts of interest brought to its attention by CAM compliance personnel. A proxy issue that will be voted in accordance with a stated CAM position on such issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because CAM's position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Voting Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, CAM's decision-making in voting proxies. If it is determined by the Proxy Voting Committee that a conflict of interest is not material, CAM may vote proxies notwithstanding the existence of the conflict.

If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest.

                       Davis Selected Advisers, LP ("DSA")
                      Proxy Voting Policies and Procedures

                             Amended August 6, 2003

                                Table of Contents

       I.     Introduction

       II.    Principals

       III.   Fiduciary Duties of Care and Loyalty

       IV.    Pre-Determined Voting Policies

       V.     Ensuring Proxies are Voted

       VI.    Identifying and Resolving Potential Conflicts of Interest

       VII.   Proxy Oversight Group

       VIII.  Shareholder Activism

       IX.    Obtaining Copies of How Proxies Were Voted

       X.     Summary of Proxy Voting Policies and Procedures

       XI.    Records

       XII.   Amendments

       Exhibit A: "Pre-Determined Proxy Voting Policies"

                                 I. Introduction

DSA exercises a voice on behalf of its clients in matters of corporate governance through the proxy voting process. DSA takes its ownership responsibilities very seriously and believe the right to vote proxies for its clients' holdings is a significant asset of the clients. DSA exercises its voting responsibilities as a fiduciary, solely with the goal of maximizing the value of its clients' investments.

DSA acquires and holds a company's securities in the portfolios it manages in the expectation that they will be a good investment and appreciate in value. As such, DSA votes proxies with a focus on the investment implications of each issue. For each proxy vote, DSA takes into consideration its duty to clients and all other relevant facts available to DSA at the time of the vote. Therefore, while these guidelines provide a framework for voting, votes are ultimately cast on a case-by-case basis.

DSA has established a Proxy Oversight Group, a committee of senior DSA officers, to oversee voting policies and decisions for clients. The group performs its responsibilities in accordance with proxy voting principles to ensure that DSA's voting policies reflect a thorough analysis of the issues and their potential impact on shareholder value. These principles will frame the analysis of each proxy issue and provide a basis for decision-making in all instances. In evaluating issues, the Proxy Oversight Group may consider information from many sources, including the portfolio manager for each client account, management of a company presenting a proposal, shareholder groups, and independent proxy research services.

                                 II. Principals

Proxy voting is a valuable right of company shareholders. Through the voting mechanism, shareholders are able to protect and promote their interests by communicating views directly to the Board, as well as exercising their right to grant or withhold approval for actions proposed by the Board or company management. The interests of shareholders are best served by the following principles when considering proxy proposals:

Preserve and expand the power of shareholders in areas of corporate governance - Equity shareholders are owners of the business - company boards and management teams are ultimately accountable to them. DSA supports policies, plans and structures that promote accountability of the board and management to owners, and align the interests of the board and management with owners. Examples include: annual election of all board members, cumulative voting, and incentive plans that are contingent on delivering value to shareholders. DSA opposes proposals that reduce accountability or misalign interests, including but not limited to classified boards, poison pills, excessive option plans, and repricing of options.

Allow responsible management teams to run the business - DSA supports policies, plans and structures that give management teams appropriate latitude to run the business in the way that is most likely to maximize value for owners. Conversely, DSA opposes proposals that limit management's ability to do this. DSA will generally oppose proposals that seek to place restrictions on management in order to promote political, religious or social agendas.


Please see DSA's Pre-Determined Proxy Voting Policies for more details ("Exhibit A").

                    III. Fiduciary Duties of Care and Loyalty

Advisers are fiduciaries. As fiduciaries, advisers must act in the best interests of their clients. Thus, when voting portfolio securities, DSA must act in the best interest of the client and not in its own interest.

When DSA has been granted the authority to vote client proxies, DSA owes the client the duties of "care" and "loyalty":

(1) The duty of care requires DSA to monitor corporate actions and vote client proxies if it has undertaken to do so.

(2) The duty of loyalty requires DSA to cast the proxy votes in a manner that is consistent with the best interests of the client and not subrogate the client's interest to DSA's own interests.

                        IV. Pre-Determined Voting Policy

Attached to these Proxy Voting Policies and Procedures is Exhibit A "Pre-Determined Voting Policies" that describe DSA's general proxy voting policies. DSA may, however, deviate from the general polices in order to accomplish a specific objective. All deviations from the stated polices shall be documented.

                          V. Ensuring Proxies are Voted

The Chief Compliance Officer is responsible for monitoring corporate actions and voting client proxies if DSA has been assigned the right to vote the proxies.

Scope. If a client has not authorized DSA to vote its proxies, then these Policies and Procedures shall not apply to that client's account. The scope of DSA's responsibilities with respect to voting proxies are ordinarily determined by DSA's contracts with its clients, the disclosures it has made to its clients, and the investment policies and objectives of its clients.

Cost/Benefit Analysis DSA is NOT required to vote every proxy. There may be times when refraining from voting a proxy is in the client's best interest, such as when DSA determines that the cost of voting the proxy exceeds the expected benefit to the client. DSA shall not, however, ignore or be negligent in fulfilling the obligation it has assumed to vote client proxies.

DSA is not expected to expend resources if it has no reasonable expectation that doing so will provide a net benefit to its clients. For example, if clients hold only a small position in a company, or if the company's shares are no longer held by DSA clients at the time of the meeting, a decision to not vote the proxies, engage management in discussions, or to sell the securities rather than fight the corporate action, may be appropriate, particularly if the issue involved would not significantly affect the value of clients' holdings.

Record of Voting

The Chief Compliance Officer shall maintain records of how client proxies were voted. The Chief Compliance Officer shall also maintain a record of all votes which are inconsistent with Exhibit A "General Proxy Voting Policies".

          VI Identifying and Resolving Potential Conflicts of Interest

                         Potential Conflicts of Interest

A potential conflict of interest arises when DSA has business interests that may not be consistent with the best interests of its client. In reviewing proxy issues to identify any potential material conflicts between DSA's interests and those of its clients, DSA will consider:

     (1) Whether DSA has an economic incentive to vote in a manner that is not consistent with the best interests of its clients. For example, DSA may have an economic incentive to vote in a manner that would please corporate management in the hope that doing so might lead corporate management to direct more business to DSA. Such business could include managing company retirement plans, serving as sub-adviser for funds sponsored by the company, l; or

     (2) Whether there are any business or personal relationships between a DSA employee and the officers or directors of a company whose securities are held in client accounts that may create an incentive to vote in a manner that is not consistent with the best interests of its clients.

Assessing Materiality. Materiality will be defined as the potential to have a significant impact on the outcome of a proxy vote.

Identifying Potential Conflicts of Interest

The Chief Compliance Officer is responsible for identifying potential material conflicts of interest and voting the proxies in conformance with direction received from the Proxy Oversight Group. The Chief Compliance Officer shall bring novel or ambiguous issues before the Proxy Oversight Group for guidance.

Resolving Potential Conflicts of Interest

The Proxy Oversight Group is charged with resolving material potential conflicts of interest which it becomes aware of. It is charged with resolving conflicts in a manner that is consistent with the best interests of clients. There are many acceptable methods of resolving potential conflicts and the Proxy Oversight Group shall exercise its judgment and discretion to determine an appropriate means of resolving a potential conflict in any given situation:

     (1) Votes consistent with Exhibit A "General Proxy Voting Policies" are presumed to be consistent with the best interests of clients;

     (2) DSA may disclose the conflict to the client and obtain the client's consent prior to voting the proxy.

     (3)  DSA may obtain guidance from an independent third party

     (4)  The potential conflict may be immaterial.

     (5) Other reasonable means of resolving potential conflicts of interest which effectively insulate the decision on how to vote client proxies from the conflict:

                           VII. Proxy Oversight Group

DSA has established a Proxy Oversight Group, a committee of senior DSA officers, to oversee voting policies and decisions for clients. The Proxy Oversight Group:

     (1) Establishes, amends, and interprets proxy voting policies and procedures;

     (2) Oversees how DSA's compliance department (which monitors corporate actions and votes client proxies in accordance with these proxy procedures) executes these duties; and

     (3)  Resolves conflicts of interest identified by the Compliance
          Department.

Composition of the Proxy Oversight Group

The following are the members of the Proxy Oversight Group:
DSA's:

     (1)  Proxy Analyst;

     (2)  Chief Compliance Officer; and

     (3)  Chief Legal Officer

Two or more members shall constitute a quorum. Meetings may be held telephonically. A vote by a majority of the Proxy Oversight Group shall be binding. Action may be taken without a meeting by memorandum signed by two or more members.

                            VIII Shareholder Activism

DSA's fiduciary duties to its clients do not necessarily require DSA to become a "shareholder activist". As a practical matter, DSA will determine whether to engage in management discussion based upon its costs and expected benefits to clients.

Prior to casting a single vote, DSA may use its influence as a large shareholder to highlight certain management practices. Consistent with its fiduciary duties, DSA may discuss with company management its views on key issues that affect shareholder value. Opening lines of communication with company management to discuss these types of issues can often prove beneficial to DSA's clients.

                  IX Obtaining Copies of How Proxies Were Voted

DSA's clients may obtain a copy of the record of how their own proxies were voted by writing to:

         Davis Selected Advisers, L.P.
         Attn: Chief Compliance Officer
         2949 East Elvira Road, Suite 101
         Tucson, Arizona, 85706

No party is entitled to obtain a copy of how proxies, other than their own, were voted without valid government authority.

                X Summary of Proxy Voting Policies and Procedures

DSA shall maintain a summary of its Proxy Voting Policies and Procedures which also describes how a client may obtain a copy of DSA's Proxy Voting Policies and Procedures. This summary shall be included in DSA's Form ADV Part II, which is delivered to all new clients

                                   XI. Records

DSA shall make retain for the legally required periods the following records:

     (a) Copies of DSA's Proxy Voting Policies and Procedures and each amendment thereof;

     (b)  Proxy statements received regarding client securities;

     (c)  Records of votes DSA cast on behalf of clients;

     (d) Records of written client requests for proxy voting information and DSA's response;

     (e) Any documents prepared by DSA that were material to making a decision how to vote, or that memorialized the basis of the decision.

                                 XII Amendments

DSA's Proxy Oversight Group may amend these Proxy Policies and Procedures from time to time. Clients shall be notified of material changes.

                                    Exhibit A
                          Davis Selected Advisers, L.P.
                      Pre-Determined Proxy Voting Policies

                             Amended: August 6, 2003

Notice: Davis Selected Advisers, L.P. ("DSA") has established the following general principals for voting proxies on behalf of its clients. While these principals shape our policies, DSA always reviews each proxy individually. As a result, there may be cases in which particular circumstances lead us to vote an individual proxy differently than otherwise stated within this document. In such exceptional cases, we will document our reasoning. Although our decisions may prove to have been incorrect in the light of future events, they will always be made with the intention of maximizing the long-term value of our clients' investment. Items not addressed within these policies will be evaluated on a case-by-case basis.

                            I. The Board of Directors

A. Voting on Director Nominees in Uncontested Elections

As Corporate Directors are elected to represent the economic interests of shareholders, our voting on Director Nominees will be shaped by our assessment of a director's record in representing the interests of shareholders. The most important responsibility of a director is the selection, evaluation and compensation of senior management, and we pay particular attention to directors' performance in this area. Philosophically, we look for directors to construct long-term compensation plans that do not allow for senior executives to be excessively compensated if long-term returns to shareholders are poor. We prefer directors to specify the benchmarks or performance hurdles by which they are evaluating management's performance. Appropriate hurdles should include the company's performance relative to its peers and the S&P 500 as well as its cost of equity capital. We expect directors to construct plans such that incentive compensation will not be paid if performance is below these hurdles.

Although such a philosophy does not allow for exact precision,

     . We will generally withhold votes for directors of any company that issues options representing more than two percent of the shares outstanding in a given year without a specified performance hurdle.

     . We will generally withhold votes for directors of companies that issue more than 0.67% of the shares outstanding in restricted stock without a specified performance hurdle.

     . We will generally withhold votes for any director of any company that issues a combination of options and restricted shares (converted at a three to one ratio) that together add up to more than 2% of shares outstanding.

     . We will generally withhold votes for any director of any company that has allowed stock options to be re-priced or exchanged at lower prices in the previous year.

     . We will generally vote for pulling future option grants into the present year.

Directors also bear responsibility for the presentation of a company's financial statements and for the choice of broad accounting policies. We believe directors should favor conservative policies. Specifically,

     . We will generally withhold votes for any director of any company that does not account for employee stock options as an expense in the calculation of net income by January 2004.

     . We will generally withhold votes for any director of any company that uses unrealistic returns and assumptions in calculating a company's pension obligations, expenses or pension fund returns.

In voting on director nominees, we will also consider the following factors:

..    long-term corporate performance

..    nominee's investment in the company

..    corporate governance provisions and takeover activity (discussed in
     Sections III and IV)

..    director compensation

..    number of other board seats held by nominee

..    interlocking directorships

..    nominee's attendance at meetings (past two years)

..    relevant business experience

..    ethical track record

B. Classification/Declassification of the Board

We vote against proposals to classify the board.

We vote for proposals to repeal classified boards and to elect all directors annually.

                           II. Executive Compensation

We believe in pay for performance. We recognize that compensation levels must be competitive and realistic and that under a fair system exceptional managers deserve to be paid exceptionally well. Our test to determine whether or not a proposal for long-term incentive compensation is appropriate is based on the following two questions.

     1. Over the long-term, what is the minimum level of shareholder returns below which management's performance would be considered poor?

               .    Performance below that of the S&P 500.

               .    Performance below a pre-selected group of competitors.

               .    Performance below the company's cost of equity capital.

     2. Does the company's proposed incentive compensation plan (including options and restricted stock) allow for the management to receive significant incentive compensation if long-term returns to shareholders fall below the answer specified above?

In most cases, the answer to the first question is unspecified. In virtually all cases, the answer to the second question is "yes," as most companies use non-qualified stock options and restricted stock for the bulk of their long-term compensation. These options and shares will become enormously valuable even if the shares compound at an unacceptably low rate - or actually do not go up at all but are simply volatile - over the long term. A fair system of long-term incentive compensation should include a threshold rate of performance below which incentive compensation is not earned.

Recognizing that many companies have and will continue to issue non-qualified stock options as part of their long term incentive compensation plans, we have devolved guidelines to determine the appropriate maximum amount to be given in any one year. Our thinking on this issue is shaped by the fact that America's Ten Most Admired Companies as determined by Fortune Magazine for 2002 had an average annual option grant over the last seven years of only 1.4 percent (excluding Microsoft at 1.2 percent). As a result, we believe a large option program is not a necessary characteristic of either highly admired or high-performing companies. As a result,

     . We will generally vote against any compensation plan that grants options representing more than two percent of the shares outstanding in a given year without a specified performance hurdle.

     . We will generally vote against any compensation plan that grants more than 0.67% of the shares outstanding in restricted stock without a specified performance hurdle.

     . We will generally vote against any compensation plan that grants a combination of options and restricted shares (converted at a three to one ratio) that together add up to more than 2% of shares outstanding.

     . We will generally vote against any proposal to allow stock options to be re-priced or exchanged at lower prices.

     . We will generally vote against multi-year authorizations of shares to be used for compensation unless the company's past actions have been consistent with these policies.

     . We will generally vote in favor of shareholder proposals advocating the addition of performance criteria to long-term compensation plans.

                           III. Tender Offer Defenses

A. Poison Pills

We will generally vote against management proposals to ratify a poison pill.

We will generally vote for shareholder proposals to redeem a poison pill.

B. Fair Price Provisions

We will generally vote for fair price proposals, as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.

We will generally vote for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

C. Greenmail

We will generally vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

We review on a case-by-case basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

D. Pale Greenmail

We review on a case-by-case basis restructuring plans that involve the payment of pale greenmail.

E. Unequal Voting Rights

We will generally vote against dual class exchange offers.

We will generally vote against dual class recapitalizations.

F. Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws

We will generally vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

We will generally vote for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

G. Supermajority Shareholder Vote Requirement to Approve Mergers

We will generally vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

We will generally vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

H. White Squire Placements

We will generally vote for shareholder proposals to require approval of blank check preferred stock issues for other than general corporate purposes.

                               IV. Proxy Contests

A. Voting for Director Nominees in Contested Elections

Votes in a contested election of directors are evaluated on a case-by-case basis, considering the following factors:

     . long-term financial performance of the target company relative to its industry

     .    management's track record

     .    background to the proxy contest

     .    qualifications of director nominees (both slates)

     . evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met

     .    stock ownership positions

B. Reimburse Proxy Solicitation Expenses

Decisions to provide full reimbursement for dissidents waging a proxy contest are made on a case-by-case basis.

                            V. Proxy Contest Defenses

A. Board Structure: Staggered vs. Annual Elections

We will generally vote against proposals to classify the board.

We will generally vote for proposals to repeal classified boards and to elect all directors annually.

B. Shareholder Ability to Remove Directors

We will generally vote against proposals that provide that directors may be removed only for cause.

We will generally vote for proposals to restore shareholder ability to remove directors with or without cause.

We will generally vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

We will generally vote for proposals that permit shareholders to elect directors to fill board vacancies.

C. Cumulative Voting

We will generally vote against proposals to eliminate cumulative voting.

We will generally vote for proposals to permit cumulative voting.

D. Shareholder Ability to Call Special Meetings

We will generally vote against proposals to restrict or prohibit shareholder ability to call special meetings.

We will generally vote for proposals that remove restrictions on the right of shareholders to act independently of management.

E. Shareholder Ability to Act by Written Consent

We will generally vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

We will generally vote for proposals to allow or make easier shareholder action by written consent.

F. Shareholder Ability to Alter the Size of the Board

We will generally vote for proposals that seek to fix the size of the board.

We will generally vote against proposals that give management the ability to alter the size of the board without shareholder approval.

                                  VI. Auditors

A. Ratifying Auditors

We will generally vote for proposals to ratify auditors, unless any of the following apply:

     . An auditor has a financial interest in or association with the company (other than to receive reasonable compensation for services rendered), and is therefore not independent

     .    Fees for non-audit services are excessive, or

     . There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

We vote case-by-case on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

We will generally vote for shareholder proposals asking for audit firm rotation or partner rotation within an audit firm, unless the rotation period is so short (less than five years) that it would be unduly burdensome to the company. (Sarbanes-Oxley mandates that the partners on a company's audit engagement be subject to five-year term limits.)

                    VII. Miscellaneous Governance Provisions

A. Confidential Voting

We will generally vote for shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management is permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

We will generally vote for management proposals to adopt confidential voting.

B. Equal Access

We will generally vote for shareholder proposals that would allow significant company shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

C. Bundled Proposals

We review on a case-by-case basis bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, we examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, we will generally vote against the proposals. If the combined effect is positive, we will generally vote for the proposals.

D. Shareholder Advisory Committees

We review on a case-by-case basis proposals to establish a shareholder advisory committee.

E. Stock Ownership Requirements

We will generally vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board (we prefer Directors to be long-term shareholders). We oppose the awarding of stock options to directors.

F. Term of Office and Independence of Committees

We will generally vote against shareholder proposals to limit the tenure of outside directors.

We will generally vote for shareholder proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively.

G. Director and Officer Indemnification and Liability Protection

Proposals concerning director and officer indemnification and liability protection are evaluated on a case-by-case basis.

We will generally vote against proposals to limit or eliminate entirely director and officer liability for monetary damages for violating the duty of care.

We will generally vote against indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness.

We will generally vote for only those proposals that provide such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) only if the director's legal expenses would be covered.

H. Charitable Contributions

We will generally vote against shareholder proposals to eliminate, direct or otherwise restrict charitable contributions.

I. Age Limits

We will generally vote against shareholder proposals to impose a mandatory retirement age for outside directors.

J. Board Size

We will generally vote for proposals seeking to fix the board size or designate a range for the board size.

We will generally vote against proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

K. Cumulative Voting

We will generally vote against proposals to eliminate cumulative voting.

We will generally vote for proposals to restore or permit cumulative voting.

L. Establish/Amend Nominee Qualifications

We vote case-by-case on proposals that establish or amend director qualifications. Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

We will generally vote against shareholder proposals requiring two candidates per board seat.

M. Filling Vacancies/Removal of Directors

We will generally vote against proposals that provide that directors may be removed only for cause.

We will generally vote for proposals to restore shareholder ability to remove directors with or without cause.

We will generally vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

We will generally vote for proposals that permit shareholders to elect directors to fill board vacancies.

N. OBRA-Related Compensation Proposals

..    Amendments that Place a Cap on Annual Grant or Amend Administrative
     Features

We will generally vote for plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.

..    Amendments to Added Performance-Based Goals

We will generally vote for amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.

..    Amendments to Increase Shares and Retain Tax Deductions Under OBRA

Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) are evaluated on a case-by-case basis.

..    Approval of Cash or Cash-and-Stock Bonus Plans

We will generally vote for cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA where the compensation plans have been historically consistent with our principles described in Section II of this document.

O. Shareholder Proposals to Limit Executive and Director Pay

We will generally vote for shareholder proposals that seek additional disclosure of executive and director pay information.

We review on a case-by-case basis all other shareholder proposals that seek to limit executive and director pay.

P. Golden and Tin Parachutes

We will generally vote for shareholder proposals to have golden and tin parachutes submitted for shareholder ratification.

We will generally review on a case-by-case basis all proposals to ratify or cancel golden or tin parachutes.

Q. Employee Stock Ownership Plans (ESOPs)

We will generally vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is "excessive" (i.e., generally greater than five percent of outstanding shares).

R. 401(k) Employee Benefit Plans

We will generally vote for proposals to implement a 401(k) savings plan for employees.

S. Stock Plans in Lieu of Cash

We review plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock on a case-by-case basis.

We will generally vote for plans which provide a dollar-for-dollar cash for stock exchange.

We review plans which do not provide a dollar-for-dollar cash for stock exchange on a case-by-case basis.

T. Director Retirement Plans

We will generally vote against retirement plans for non-employee directors.

We will generally vote for shareholder proposals to eliminate retirement plans for non-employee directors.

                          VIII. State of Incorporation

A. Voting on State Takeover Statutes

We review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freeze out provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

B. Voting on Reincorporation Proposals

Proposals to change a company's state of incorporation are examined on a case-by-case basis.

                    IX. Mergers and Corporate Restructurings

A. Mergers and Acquisitions

Votes on mergers and acquisitions are considered on a case-by-case basis, taking into account at least the following:

   . anticipated financial and operating benefits

   . offer price (cost vs. premium)

   . prospects of the combined companies

   . how the deal was negotiated

   . changes in corporate governance and their impact on shareholder rights

B. Corporate Restructuring

Votes on corporate restructuring proposals, including minority squeeze outs, leveraged buyouts, spin-offs, liquidations, and asset sales are considered on a case-by-case basis.

C. Spin-offs

Votes on spin-offs are considered on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

D. Asset Sales

Votes on asset sales are made on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

E. Liquidations

Votes on liquidations are made on a case-by-case basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

F. Appraisal Rights

We will generally vote for proposals to restore, or provide shareholders with, rights of appraisal.

G. Changing Corporate Name

We will generally vote for changing the corporate name.

                       X. Social and Environmental Issues

In general, we abstain from voting on shareholder social and environmental proposals on the basis that their impact on share value can rarely be anticipated with any high degree of confidence.

                              XI. Capital Structure

A. Common Stock Authorization

We review on a case-by-case basis proposals to increase the number of shares of common stock authorized for issue.

We use quantitative criteria that measure the number of shares available for issuance after analyzing the company's industry and performance. Our first step is to determine the number of shares available for issuance (shares not outstanding and not reserved for issuance) as a percentage of the total number of authorized shares after accounting for the requested increase. Shares reserved for legitimate business purposes, such as stock splits or mergers, are subtracted from the pool of shares available. We then compare this percentage to the allowable cap developed for the company's peer group to determine if the requested increase is reasonable. Each peer group is broken down into four quartiles and within each quartile an "allowable increase" for the company is set. The top quartile performers will have the largest allowable increase.

If the requested increase is greater than the "allowable increase" we will generally vote against the proposal.

B. Reverse Stock Splits

We will review management proposals to implement a reverse stock split on a case-by-case basis. We will generally support a reverse stock split if management provides a reasonable justification for the split.

C. Blank Check Preferred Authorization

We will generally vote for proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights.

We review on a case-by-case basis proposals that would authorize the creation of new classes of preferred stock with unspecified voting, conversion, dividend and distribution, and other rights.

We review on a case-by-case basis proposals to increase the number of authorized blank check preferred shares. If the company does not have any preferred shares outstanding we will generally vote against the requested increase. If the company does have preferred shares outstanding we will use the criteria set forth herein.

D. Shareholder Proposals Regarding Blank Check Preferred Stock

We will generally vote for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

E. Adjust Par Value of Common Stock

We will generally vote for management proposals to reduce the par value of common stock.

F. Preemptive Rights

We review on a case-by-case basis proposals to create or abolish preemptive rights. In evaluating proposals on preemptive rights, we look at the size of a company and the characteristics of its shareholder base.

G. Debt Restructurings

We review on a case-by-case basis proposals to increase common and/or preferred shares and to issue shares as part of a debt-restructuring plan. We consider the following issues:

   . Dilution - How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?

   . Change in Control - Will the transaction result in a change in control of the company?

   . Bankruptcy - Is the threat of bankruptcy, which would result in severe losses in shareholder value, the main factor driving the debt restructuring?

Generally, we approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.

H. Share Repurchase Programs

We will generally vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

I. Dual-class Stock

We will generally vote against proposals to create a new class of common stock with superior voting rights.

We will generally vote for proposals to create a new class of nonvoting or subvoting common stock if:

   . It is intended for financing purposes with minimal or no dilution to current shareholders.

   . It is not designed to preserve the voting power of an insider or significant shareholder.

J. Issue Stock for Use with Rights Plan

We will generally vote against proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

K. Preferred Stock

We will generally vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).

We will generally vote for proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense).

We will generally vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

We will generally vote against proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

We vote case-by-case on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

L. Recapitalization

We vote case-by-case on recapitalizations (reclassifications of securities), taking into account the following: more simplified capital structure, enhanced liquidity, fairness of conversion terms, impact on voting power and dividends, reasons for the reclassification, conflicts of interest, and other alternatives considered.

M. Reverse Stock Splits

We will generally vote for management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

We will generally vote for management proposals to implement a reverse stock split to avoid delisting.

Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a case-by-case basis.

N. Stock Distributions: Splits and Dividends

We will generally vote for management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance.

O. Tracking Stock

Votes on the creation of tracking stock are determined on a case-by-case basis, weighing the strategic value of the transaction against such factors as: adverse governance changes, excessive increases in authorized capital stock, unfair method of distribution, diminution of voting rights, adverse conversion features, negative impact on stock option plans, and other alternatives such as a spin-off.

Policies & Procedures                                       Deutsche Bank [LOGO]

                            DEUTSCHE ASSET MANAGEMENT
                      PROXY VOTING POLICIES AND PROCEDURES

                              ADOPTED: MAY 5, 2003

                         AS AMENDED AS OF AUGUST 4, 2003

I.   INTRODUCTION

     Deutsche Asset Management (DeAM)/1/ has adopted and implemented the following policies and procedures, which it believes are reasonably designed to ensure that proxies are voted in the best economic interest of clients, in accordance with its fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940. In addition to SEC requirements governing advisers, DeAM's proxy policies reflect the fiduciary standards and responsibilities for ERISA accounts set out in Department of Labor Bulletin 94-2, 29 CFR 2509.94-2 (July 29,1994).

II.  DEAM'S PROXY VOTING RESPONSIBILITIES

     Proxy votes are the property of DeAM's advisory clients./2/ As such, DeAM's authority and responsibility to vote such proxies depends upon its contractual relationships with its clients. Where a client has given specific instructions as to how a proxy should be voted, DeAM will carry out those instructions. Where no specific instructions exists, DeAM will follow the procedures in voting the proxies set forth in this document.

________
/1/ DeAM refers to Deutsche Investment Management Americas Inc. and Deutsche Asset Management, Inc., each an investment adviser registered under the Investment Advisers Act of 1940. These Policies and Procedures also may apply to other entities within the Deutsche Bank organization for which the Proxy Department and the Proxy Voting Working Group votes proxies, as listed on Exhibit 1.

/2/ For purposes of these Policies and Procedures, "clients" refers to persons or entities: for which DeAM serves as investment adviser or sub-adviser; for which DeAM votes proxies; and that have an economic or beneficial ownership interest in the portfolio securities of issuers soliciting such proxies.

The information contained herein is the property of Deutsche Bank and may not be copied, used or disclosed in whole or in part, stored in a retrieval system or transmitted in any form or by any means (electronic, mechanical, reprographic, recording or otherwise) without the prior written permission of Deutsche Bank.

Policies & Procedures                                       Deutsche Bank [LOGO]

     DeAM may have proxy voting responsibilities for investment companies and other clients for which it serves as investment adviser. With respect to client accounts that are sub-advised by an affiliated or unaffiliated investment adviser, DeAM may have proxy voting responsibilities, or such responsibilities may be delegated to the sub-adviser. Similarly, DeAM may have proxy voting responsibilities with respect to advisory client accounts for which it serves as investment sub-adviser.

III. POLICIES

     1. Proxy voting activities are conducted in the best economic interest of clients

          DeAM has adopted the following policies and procedures to ensure that proxies are voted in accordance with the best economic interest of its clients, as determined by DeAM in good faith after appropriate review.

     2.   The Proxy Voting Working Group

          The Proxy Voting Working Group (the "PVWG") is an internal working group established by DeAM's Investment Committee pursuant to a written charter. The PVWG is responsible for overseeing DeAM's proxy voting activities, including:

               (i) adopting, monitoring and updating guidelines, attached as Exhibit A (the "Guidelines"), that provide how DeAM will generally vote proxies pertaining to a comprehensive list of common proxy voting matters;

               (ii) voting proxies where (A) the issues are not covered by specific client instruction or the Guidelines; (B) the Guidelines specify that the issues are to be determined on a case-by-case basis; or (C) where an exception to the Guidelines may be in the best economic interest of DeAM's clients; and

               (iii) monitoring the Proxy Department's proxy voting activities
                     (see below):

          DeAM's Proxy Department, a unit of DeAM's Asset Management Operations Group, is responsible for administering DeAM's proxy voting process and for voting proxies in accordance with any specific client instructions or, if there are none, the Guidelines.

     3. Availability of Proxy Voting Policies and Procedures and proxy voting record

The information contained herein is the property of Deutsche Bank and may not be copied, used or disclosed in whole or in part, stored in a retrieval system or transmitted in any form or by any means (electronic, mechanical, reprographic, recording or otherwise) without the prior written permission of Deutsche Bank.

Policies & Procedures                                       Deutsche Bank [LOGO]

         Copies of these Policies and Procedures, as they may be updated from time to time, are made available to clients as required by law and otherwise at DeAM's discretion. Clients may also obtain information on how their proxies were voted by DeAM as required by law and otherwise at DeAM's discretion. The Proxy Department will make proxy voting reports available upon request.

IV.  PROCEDURES

     The key aspects of DeAM's proxy voting process are as follows:

     1.  The PVWG's Proxy Voting Guidelines

         The Guidelines set forth the PVWG's standard voting positions on a comprehensive list of common proxy voting matters. The PVWG has developed, and continues to update the Guidelines based on consideration of current corporate governance principles, industry standards, client feedback, and the impact of the matter on issuers and the value of the investments.

         The PVWG will review the Guidelines as necessary to support the best economic interests of DeAM's clients and, in any event, at least annually. The PVWG will make changes to the Guidelines, whether as a result of the annual review or otherwise, taking solely into account the best economic interests of clients. Before changing the Guidelines, the PVWG will thoroughly review and evaluate the proposed change and the reasons therefor, and the PVWG Chair will ask PVWG members whether anyone has requested or attempted to improperly influence the proposed change and whether any member has a conflict of interest with respect to the proposed change. If any such matter is reported to the PVWG Chair, the Chair will promptly notify the Conflicts Review Committee (see below) and will defer the approval, if possible. Lastly, the PVWG will fully document its rationale for approving any change to the Guidelines.

         The Guidelines may reflect a voting position that differs from the actual practices of the public company(ies) within the Deutsche Bank organization or of the investment companies for which DeAM or an affiliate serves as investment adviser or sponsor. Investment companies, particularly closed-end investment companies, are different from traditional operating companies. These differences may call for differences in voting positions on the same matter. Further, the manner in which DeAM votes investment company proxies may differ from proposals for which a DeAM-advised or sponsored investment company solicits proxies from its shareholders. As reflected in the Guidelines, proxies solicited by closed-end (and open-end) investment companies are generally voted in accordance with the pre-determined guidelines of Institutional Shareholder

The information contained herein is the property of Deutsche Bank and may not be copied, used or disclosed in whole or in part, stored in a retrieval system or transmitted in any form or by any means (electronic, mechanical, reprographic, recording or otherwise) without the prior written permission of Deutsche Bank.

Policies & Procedures                                       Deutsche Bank [LOGO]

         Services ("ISS"), an independent third-party proxy voting specialist. See Section IV.3.B.

     2.  Specific proxy voting decisions made by the PVWG

         The Proxy Department Head will refer to the PVWG all proxy proposals
         (i) that are not covered by specific client instructions or the Guidelines; or (ii) that, according to the Guidelines, should be evaluated and voted on a case-by-case basis.

         Additionally, if a member of the Proxy Department, the Proxy Department Head, the PVWG Chair or any member of the PVWG, a portfolio manager, a research analyst or a sub-adviser believes that voting a particular proxy in accordance with the Guidelines may not be in the best economic interests of clients, that individual may bring the matter to the attention of the PVWG Chair and/or the Proxy Department Head./3/

         If the Proxy Department refers a proxy proposal to PVWG or PVWG determines that voting a particular proxy in accordance with the Guidelines is not in the best economic interests of clients, the PVWG will evaluate and vote the proxy, subject to the procedures below regarding conflicts.

         The PVWG endeavors to hold meetings to decide how to vote particular proxies sufficiently before the voting deadline so that the procedures below regarding conflicts can be completed before the PVWG's voting determination.

     3.  Certain proxy votes may not be cast

         In some cases, the PVWG may determine that it is in the best economic interests of its clients not to vote certain proxies. For example, it is DeAM's policy not to vote proxies of issuers subject to laws of those jurisdictions that impose restrictions upon selling shares after proxies are voted, in order to preserve liquidity. In other cases, it may not be possible to vote certain proxies, despite good faith efforts to do so. For example, some jurisdictions do not provide adequate notice to shareholders so that proxies may be voted on a timely basis.

__________________
/3/ The Proxy Department Head generally monitors upcoming proxy solicitations for heightened attention from the press or the industry and for novel or unusual proposals or circumstances, which may prompt the Proxy Department Head to bring the solicitation to the attention of the PVWG Chair. DeAM portfolio managers, DeAM research analysts and sub-advisers also may bring a particular proxy vote to the attention of the PVWG Chair, as a result of their ongoing monitoring of portfolio securities held by advisory clients and/or their review of the periodic proxy voting record reports that the PVWG Chair distributes to DeAM portfolio managers and DeAM research analysts.

The information contained herein is the property of Deutsche Bank and may not be copied, used or disclosed in whole or in part, stored in a retrieval system or transmitted in any form or by any means (electronic, mechanical, reprographic, recording or otherwise) without the prior written permission of Deutsche Bank.

Policies & Procedures                                       Deutsche Bank [LOGO]

         Voting rights on securities that have been loaned to third-parties transfer to those third-parties, with loan termination often being the only way to attempt to vote proxies on the loaned securities. Lastly, the PVWG may determine that the costs to the client(s) associated with voting a particular proxy or group of proxies outweighs the economic benefits expected from voting the proxy or group of proxies.

         The Proxy Department Head will coordinate with the PVWG Chair regarding any specific proxies and any categories of proxies that will not or cannot be voted. The reasons for not voting any proxy shall be documented.

     4.  Conflict of Interest Procedures

         A. Procedures to Address Conflicts of Interest and Improper Influence

         Overriding Principle. In the limited circumstances where the PVWG votes proxies,/4/ the PVWG will vote those proxies in accordance with what it, in good faith, determines to be the best economic interests of DeAM's clients./5/

         Independence of the PVWG. As a matter of Compliance policy, the PVWG and the Proxy Department are structured to be independent from other parts of Deutsche Bank. Members of the PVWG and employees in the Proxy Department are employees of DeAM. As such, they may not be subject to the supervision or control of any employees of Deutsche Bank Corporate and Investment Banking division ("CIB"). Their compensation cannot be based upon their contribution to any business activity outside of DeAM without prior approval of Legal and Compliance. They can have no contact with employees of Deutsche Bank outside of the Private Client and Asset Management division ("PCAM") regarding specific clients, business matters or initiatives without the prior approval of Legal and Compliance. They furthermore may not discuss proxy votes with any person outside of DeAM (and within DeAM only on a need to know basis).

         Conflict Review Procedures. There will be a committee (the "Conflicts Review Committee") established within DeAM that will monitor for potential material

______________
/4/ As mentioned above, the PVWG votes proxies (i) where neither a specific client instruction nor a Guideline directs how the proxy should be voted, (ii) where the Guidelines specify that an issue is to be determined on a case by case basis or (iii) where voting in accordance with the Guidelines may not be in the best economic interests of clients.

/5/ The Head of the Proxy Department, who serves as the non-voting secretary of the PVWG, may receive routine calls from proxy solicitors and other parties interested in a particular proxy vote. Any contact that attempts to exert improper pressure or influence shall be reported to the Conflicts Review Committee.

The information contained herein is the property of Deutsche Bank and may not be copied, used or disclosed in whole or in part, stored in a retrieval system or transmitted in any form or by any means (electronic, mechanical, reprographic, recording or otherwise) without the prior written permission of Deutsche Bank.

Policies & Procedures                                       Deutsche Bank [LOGO]

         conflicts of interest in connection with proxy proposals that are to be evaluated by the PVWG. Promptly upon a determination that a vote shall be presented to the PVWG, the PVWG Chair shall notify the Conflicts Review Committee. The Conflicts Review Committee shall promptly collect and review any information deemed reasonably appropriate to evaluate, in its reasonable judgment, if DeAM or any person participating in the proxy voting process has, or has the appearance of, a material conflict of interest. For the purposes of this policy, a conflict of interest shall be considered "material" to the extent that a reasonable person could expect the conflict to influence, or appear to influence, the PVWG's decision on the particular vote at issue.

         The information considered by the Conflicts Review Committee may include information regarding (i) DeAM client relationships; (ii) any relevant personal conflict known by the Conflicts Review Committee or brought to the attention of the Conflicts Review Committee; (iii) and any third party communications with members of the PVWG or anyone participating or providing information to the PVWG regarding the vote at issue. In the context of any determination, the Conflicts Review Committee may consult with, and shall be entitled to rely upon, all applicable outside experts, including legal counsel.

         Upon completion of the investigation, the Conflicts Review Committee will document its findings and conclusions. If the Conflicts Review Committee determines that (i) DeAM has a material conflict of interest that would prevent it from deciding how to vote the proxies concerned without further client consent or (ii) certain individuals should be recused from participating in the proxy vote at issue, the Conflicts Review Committee will so inform the PVWG chair.

         If notified that DeAM has a material conflict of interest as described above, the PVWG chair will obtain instructions as to how to vote the proxies either from (i) if time permits, the affected clients, or (ii) ISS. If notified that certain individuals should be recused from the proxy vote at issue, the PVWG Chair shall do so in accordance with the procedures set forth below.

         Procedures to be Followed by the PVWG. At the beginning of any discussion regarding how to vote any proxy, the PVWG Chair (or his or her delegate) will inquire as to whether any PVWG member (whether voting or ex officio) or any person participating in the proxy voting process has a personal conflict of interest or has actual knowledge of an actual or apparent conflict that has not been reported to the Conflicts Review Committee.

         The PVWG Chair also will inquire of these same parties whether they have actual knowledge regarding whether any director, officer or employee within the Deutsche Bank organization (including PVWG members) or any other person

The information contained herein is the property of Deutsche Bank and may not be copied, used or disclosed in whole or in part, stored in a retrieval system or transmitted in any form or by any means (electronic, mechanical, reprographic, recording or otherwise) without the prior written permission of Deutsche Bank.

Policies & Procedures                                       Deutsche Bank [LOGO]

         (including affiliated or unaffiliated sub-advisers, other DeAM advisory clients, trade associations, or the press) has: (i) requested that DeAM, the Proxy Department (or any member thereof) or a PVWG member vote a particular proxy in a certain manner; or (ii) attempted to improperly influence DeAM, the Proxy Department (or any member thereof), a PVWG member or any other person in connection with proxy voting activities, and which incident has not yet been reported to the Conflicts Review Committee.

         If any such incident are reported to the PVWG Chair, the Chair will promptly notify the Conflicts Review Committee and, if possible, will delay the vote until the Conflicts Review Committee can complete the conflicts report. If a delay is not possible, the Conflicts Review Committee will instruct the PVWG whether anyone should be recused from the proxy voting process, or whether DeAM should seek instructions as to how to vote the proxy at issue from ISS or, if time permits, affected clients. These inquiries and discussions will be properly reflected in the PVWG's minutes.

         Duty to Report. Any DeAM employee, including any PVWG member (whether voting or ex officio), that is aware of any actual or apparent conflict of interest relevant to, or any attempt to improperly influence, how DeAM votes its proxies has a duty to disclose the existence of the situation to the PVWG Chair (or his or her designee) and the details of the matter to the Conflicts Review Committee. In the case of any person participating in the deliberations on a specific vote, such disclosure should be made before engaging in any activities or participating in any discussion pertaining to that vote.

         Recusal of Members. The PVWG will recuse from participating in a specific proxy vote any PVWG members (whether voting or ex officio) and/or any other person who (i) are personally involved in a material conflict of interest; or (ii) who, as determined by the Conflicts Review Committee, have actual knowledge of a circumstance or fact that could affect their independent judgment, in respect of such vote. The PVWG will also exclude from consideration the views of any person (whether requested or volunteered) if the PVWG or any member thereof knows, or if the Conflicts Review Committee has determined, that such other person has a material conflict of interest with respect to the particular proxy, or has attempted to improperly influence the vote.

         If, after excluding all relevant PVWG voting members pursuant to the paragraph above, there are three or more PVWG voting members remaining, those remaining PVWG members will determine how to vote the proxy in accordance with these Policies and Procedures. If there are fewer than three PVWG voting members remaining, the PVWG Chair will obtain instructions as to how to vote the proxy from, if time permits, the affected clients and otherwise from ISS.

The information contained herein is the property of Deutsche Bank and may not be copied, used or disclosed in whole or in part, stored in a retrieval system or transmitted in any form or by any means (electronic, mechanical, reprographic, recording or otherwise) without the prior written permission of Deutsche Bank.

Policies & Procedures                                       Deutsche Bank [LOGO]

         B.   Investment Companies and Affiliated Public Companies

         Investment Companies. As reflected in the Guidelines, DeAM votes all proxies solicited by open-end and closed-end investment companies in accordance with the pre-determined guidelines of ISS, unless the investment company client directs DeAM to vote differently on a specific proxy or specific categories of proxies. However, regarding investment companies for which DeAM or an affiliate serves as investment adviser or principal underwriter, such proxies are voted in the same proportion as the vote of all other shareholders (i.e., "mirror" or "echo" voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable provisions of Section 12 of the Investment Company Act of 1940.

         Affiliated Public Companies. For proxies solicited by non-investment company issuers of or within the Deutsche Bank organization, e.g, Deutsche bank itself, DeAM will vote the proxies in the same proportion as the vote of other shareholders (i.e., "mirror" or "echo" voting).

         C.   Other Procedures That Limit Conflicts of Interest

         DeAM and other entities in the Deutsche Bank organization have adopted a number of policies, procedures and internal controls that are designed to avoid various conflicts of interest, including those that may arise in connection with proxy voting, including:

         . Deutsche Bank Americas/DeAM Confidential, Material, Non-Public Information, Chinese Walls, Insider Trading Policy. This policy provides for, among other things, independence of DeAM employees from CIB, and information barriers between DeAM and other affiliates. Specifically, no DeAM employee may be subject to the supervision or control of any employee of CIB. No DeAM employee shall have his or her compensation based upon his or her contribution to any business activity within the Bank outside of the business of DeAM, without the prior approval of Legal or Compliance. Further, no employee of CIB shall have any input into the compensation of a DeAM employee without the prior approval of Legal or Compliance. Under the information barriers section of this policy, as a general rule, DeAM employees who are associated with the investment process should have no contact with employees of Deutsche Bank or its affiliates, outside of PCAM, regarding specific clients, business matters, or initiatives. Further, under no circumstances should proxy votes be discussed with any Deutsche Bank employee

The information contained herein is the property of Deutsche Bank and may not be copied, used or disclosed in whole or in part, stored in a retrieval system or transmitted in any form or by any means (electronic, mechanical, reprographic, recording or otherwise) without the prior written permission of Deutsche Bank.

Policies & Procedures                                       Deutsche Bank [LOGO]

          outside of DeAM (and should only be discussed on a need-to-know basis within DeAM).

      . Deutsche Bank Americas Information Barriers for Sections 13 and 16, and Reg. M Policy. This policy establishes information barriers between Deutsche Bank employees from CIB, on the one hand, and Deutsche Bank employees from PCAM. The information barriers depend upon PCAM and CIB personnel adhering to the certain limitations. For example, PCAM and CIB personnel may not share between themselves non-public, proprietary or confidential information. Further, PCAM and CIB personnel may not coordinate or seek to coordinate decision making with respect to particular securities transactions or groups of transactions, or with respect to the voting of particular securities. The policy also states that PCAM (particularly Deutsche Asset Management) and CIB do not employ common managing directors, officers and employees as a general policy matter, and imposes certain restrictions in the event that there are any such common directors, officers or employees

      Other relevant internal policies include the Deutsche Bank Americas Code of Professional Conduct, the Deutsche Asset Management Code of Ethics, the Sarbanes-Oxley Senior Officer Code of Ethics, and the Deutsche Bank Group Code of Conduct. The PVWG expects that these policies, procedures and internal controls will greatly reduce the chance that the PVWG (or, its members) would be involved in, aware of or influence by, an actual or apparent conflict of interest.

V. RECORDKEEPING

DeAM will maintain a record of each vote cast by DeAM that includes among other things, company name, meeting date, proposals presented, vote cast and shares voted. In addition, the Proxy Department maintains records for each of the proxy ballots it votes. Specifically, the Department's records include, but are not limited to:

   . The proxy statement (and any additional solicitation materials) and relevant portions of annual statements.

   . Any additional information considered in the voting process that may be obtained from an issuing company, its agents or proxy research firms.

   . Analyst worksheets created for stock option plan and share increase analyses

   .  Proxy Edge print-screen of actual vote election.

The information contained herein is the property of Deutsche Bank and may not be copied, used or disclosed in whole or in part, stored in a retrieval system or transmitted in any form or by any means (electronic, mechanical, reprographic, recording or otherwise) without the prior written permission of Deutsche Bank.

Policies & Procedures                                       Deutsche Bank [LOGO]

In addition, DeAM will retain these Policies and Procedures and the Guidelines; will maintain records of client requests for proxy voting information; and will retain any documents the Proxy Department or the PVWG prepared that were material to making a voting decision or that memorialized the basis for a proxy voting decision.

The PVWG also will create and maintain appropriate records documenting its compliance with these Policies and Procedures, including records of its deliberations and decisions regarding conflicts of interest and their resolution.

DeAM will maintain the above records in an easily accessible place for no less than five years from the end of the fiscal year during which the last entry was made on such record, the first two years in an appropriate DeAM office.

With respect to its investment company clients, DeAM will create and maintain records of each company's proxy voting record for 12-month periods ended June
30. DeAM will compile the following information for each matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report and with respect to which the company was entitled to vote:

     .    The name of the issuer of the portfolio security;

     . The exchange ticker symbol of the portfolio security (if symbol is available through reasonably practicable means);

     . The Council on Uniform Securities Identification Procedures number for the portfolio security (if the number is available through reasonably practicable means);

     .    The shareholder meeting date;

     .    A brief identification of the matter voted on;

     . Whether the matter was proposed by the issuer or by a security holder; Whether the company cast its vote on the matter;

     . How the company cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and

     .    Whether the company cast its vote for or against management.

VI. THE PVWG'S OVERSIGHT ROLE

In addition to adopting the Guidelines and making proxy voting decisions on matters referred to it as set forth above, the PVWG will monitor the proxy voting process by

The information contained herein is the property of Deutsche Bank and may not be copied, used or disclosed in whole or in part, stored in a retrieval system or transmitted in any form or by any means (electronic, mechanical, reprographic, recording or otherwise) without the prior written permission of Deutsche Bank.

Policies & Procedures                                       Deutsche Bank [LOGO]

reviewing summary proxy information presented by the Proxy Department Head. Said reviews include statistical analyses of the number of meetings, seasonal volume changes, proposals voted, proposal types and frequency of votes cast contrary to management. The PVWG will use this review process to determine, among other things, whether any changes should be made to the Guidelines. This review will take place at least quarterly and will be documented in the PVWG's minutes.

Attachment A - Proxy Voting Guidelines
Exhibit 1 - List of Other Advisers

The information contained herein is the property of Deutsche Bank and may not be copied, used or disclosed in whole or in part, stored in a retrieval system or transmitted in any form or by any means (electronic, mechanical, reprographic, recording or otherwise) without the prior written permission of Deutsche Bank.

Policies & Procedures                                       Deutsche Bank [LOGO]

                                                                    Attachment A

                             Deutsche Bank Americas
                                    New York

                            Deutsche Asset Management
                        2003 U.S. Proxy Voting Guidelines

                            As Amended August 7, 2003

                                   [PICTURE]

The information contained herein is the property of Deutsche Bank and may not be copied, used or disclosed in whole or in part, stored in a retrieval system or transmitted in any form or by any means (electronic, mechanical, reprographic, recording or otherwise) without the prior written permission of Deutsche Bank.

Policies Procedures                                         Deutsche Bank [LOGO]

                                TABLE OF CONTENTS

I.   BOARD OF DIRECTORS......................................................  4

  A. Election of Directors...................................................  4
  B. Classified Boards of Directors..........................................  4
  C. Board and Committee Independence........................................  4
  D. Liability and Indemnification of Directors..............................  4
  E. Qualifications of Directors.............................................  5
  F. Removal of Directors and Filling of Vacancies...........................  5
  G. Proposals to Fix the Size of the Board..................................  5

II.  CAPITAL STRUCTURE.......................................................  6

  A. Authorization of Additional Shares......................................  6
  B. Authorization of "Blank Check" Preferred Stock..........................  6
  C. Stock Splits/Reverse Stock Splits.......................................  6
  D. Dual Class/Supervoting Stock............................................  6
  E. Large Block Issuance....................................................  7
  F. Recapitalization into a Single Class of Stock...........................  7
  G. Share Repurchases.......................................................  7
  H. Reductions in Par Value.................................................  7

III. CORPORATE GOVERNANCE ISSUES.............................................  7

  A. Confidential Voting.....................................................  7
  B. Cumulative Voting.......................................................  8
  C. Supermajority Voting Requirements.......................................  8
  D. Shareholder Right to Vote...............................................  8

IV.  COMPENSATION............................................................  8

  A. Executive and Director Stock Option Plans...............................  9
  B. Employee Stock Option/Purchase Plans....................................  9
  C. Golden Parachutes....................................................... 10
  D. Proposals to Limit Benefits or Executive Compensation................... 10
  E. Option Expensing........................................................ 10

V.   ANTI-TAKEOVER RELATED ISSUES............................................ 10

  A. Shareholder Rights Plans ("Poison Pills")............................... 10
  B. Reincorporation......................................................... 10
  C. Fair-Price Proposals.................................................... 11
  D. Exemption from state takeover laws...................................... 11
  E. Non-financial Effects of Takeover Bids.................................. 11

VI.  MERGERS & ACQUISITIONS.................................................. 11

VII. SOCIAL & POLITICAL ISSUES............................................... 12

  A. Labor & Human Rights.................................................... 12
  B. Environmental Issues.................................................... 12
  C. Diversity & Equality.................................................... 12
  D. Health & Safety......................................................... 13
  E. Government/Military..................................................... 13
  F. Tobacco................................................................. 13

The information contained herein is the property of Deutsche Bank and may not be copied, used or disclosed in whole or in part, stored in a retrieval system or transmitted in any form or by any means (electronic, mechanical, reprographic, recording or otherwise) without the prior written permission of Deutsche Bank.

Policies & Procedures                                       Deutsche Bank [LOGO]

VIII. MISCELLANEOUS ITEMS.................................................... 14

  A. Ratification of Auditors................................................ 14
  B. Limitation of non-audit services provided by independent auditor........ 14
  C. Audit firm rotation..................................................... 14
  D. Transaction of Other Business........................................... 14
  E. Motions to Adjourn the Meeting.......................................... 15
  F. Bundled Proposals....................................................... 15
  G. Change of Company Name.................................................. 15
  H. Proposals Related to the Annual Meeting................................. 15
  I. Investment Company Proxies.............................................. 15
  J. International Proxy Voting.............................................. 16

The information contained herein is the property of Deutsche Bank and may not be copied, used or disclosed in whole or in part, stored in a retrieval system or transmitted in any form or by any means (electronic, mechanical, reprographic, recording or otherwise) without the prior written permission of Deutsche Bank.

Policies & Procedures                                       Deutsche Bank [LOGO]

These Guidelines may reflect a voting position that differs from the actual practices of the public company(ies) within the Deutsche Bank organization or of the investment companies for which DeAM or an affiliate serves as investment adviser or sponsor.

I.   Board of Directors

A. Election of Directors

Routine: DeAM Policy is to vote "for" the uncontested election of directors. Votes for a director in an uncontested election will be withheld in cases where a director has shown an inability to perform his/her duties in the best interests of the shareholders.

Proxy contest: In a proxy contest involving election of directors, a case-by-case voting decision will be made based upon analysis of the issues involved and the merits of the incumbent and dissident slates of directors. DeAM will incorporate the decisions of a third party proxy research vendor (currently, ISS) subject to review by the Proxy Voting Working Group (PVWG) as set forth in the Deutsche Asset Management (DeAM)'s Proxy Voting Policies and Procedures.

Rationale: The large majority of corporate directors fulfill their fiduciary obligation and in most cases support for management's nominees is warranted. As the issues relevant to a contested election differ in each instance, those cases must be addressed as they arise.

B. Classified Boards of Directors

DeAM policy is to vote against proposals to classify the board and for proposals to repeal classified boards and elect directors annually.

Rationale: Directors should be held accountable on an annual basis. By entrenching the incumbent board, a classified board may be used as an anti-takeover device to the detriment of the shareholders in a hostile take-over situation.

C. Board and Committee Independence

DeAM policy is to vote:

1. "For" proposals that require that a certain percentage (majority up to 66 2/3%) of members of a board of directors be comprised of independent or unaffiliated directors.
2. "For" proposals that require all members of a company's compensation, audit or nominating committees to be independent or unaffiliated directors.
3. "Against" shareholder proposals to require the addition of special interest, or constituency, representatives to boards of directors.
4.   "For" separation of the Chairman and CEO positions.

Rationale: Board independence is a cornerstone of effective governance and accountability. A board that is sufficiently independent from management assures that shareholders' interests are adequately represented.

D. Liability and Indemnification of Directors

DeAM policy is to vote "for" management proposals to limit directors' liability and to broaden the indemnification of directors, unless broader indemnification or limitations on directors' liability would affect shareholders' interests in pending litigation.

Rationale: While shareholders want directors and officers to be responsible for their actions, it is not in the best interests of the shareholders for them to be to risk averse. If the risk of personal liability is too great, companies may not be able to find capable directors willing to serve. We support expanding liability only for actions taken in good faith and not for serious violations of fiduciary obligation or negligence.

E. Qualifications of Directors

DeAM policy is to follow management's recommended vote on either management or shareholder proposals that set retirement ages for directors or require specific levels of stock ownership by directors.

Rationale: As a general rule, the board of directors, and not the shareholders, is most qualified to establish qualification policies.

F. Removal of Directors and Filling of Vacancies

DeAM policy is to vote "against" proposals that include provisions that directors may be removed only for cause or proposals that include provisions that only continuing directors may fill board vacancies.

Rationale: Differing state statutes permit removal of directors with or without cause. Removal of directors for cause usually requires proof of self-dealing, fraud or misappropriation of corporate assets, limiting shareholders' ability to remove directors except under extreme circumstances. Removal without cause requires no such showing.

Allowing only incumbent directors to fill vacancies can serve as an anti-takeover device, precluding shareholders from filling the board until the next regular election.

G. Proposals to Fix the Size of the Board

DeAM policy is to vote:

1. "For" proposals to fix the size of the board unless: (a) no specific reason for the proposed change is given; or (b) the proposal is part of a package of takeover defenses.
2. "Against" proposals allowing management to fix the size of the board without shareholder approval.

Rationale: Absent danger of anti-takeover use, companies should be granted a reasonable amount of flexibility in fixing the size of its board.

II.  Capital Structure

A. Authorization of Additional Shares

DeAM policy is to vote "for" proposals to increase the authorization of existing classes of stock that do not exceed a 3:1 ratio of shares authorized to shares outstanding for a large cap company, and do not exceed a 4:1 ratio of shares authorized to shares outstanding for a small-midcap company (companies having a market capitalization under one billion U.S. dollars.).

Rationale: While companies need an adequate number of shares in order to carry on business, increases requested for general financial flexibility must be limited to protect shareholders from their potential use as an anti-takeover device. Requested increases for specifically designated, reasonable business purposes (stock split, merger, etc.) will be considered in light of those purposes and the number of shares required.

B. Authorization of "Blank Check" Preferred Stock

DeAM policy is to vote:

1. "Against" proposals to create blank check preferred stock or to increase the number of authorized shares of blank check preferred stock unless the company expressly states that the stock will not be used for anti-takeover purposes and will not be issued without shareholder approval.
2. "For" proposals mandating shareholder approval of blank check stock placement.

Rationale: Shareholders should be permitted to monitor the issuance of classes of preferred stock in which the board of directors is given unfettered discretion to set voting, dividend, conversion and other rights for the shares issued.

C. Stock Splits/Reverse Stock Splits

DeAM policy is to vote "for" stock splits if a legitimate business purpose is set forth and the split is in the shareholders' best interests. A vote is cast "for" a reverse stock split only if the number of shares authorized is reduced in the same proportion as the reverse split or if the effective increase in authorized shares (relative to outstanding shares) complies with the proxy guidelines for common stock increases (see, Section II.A, above.)

Rationale: Generally, stock splits do not detrimentally affect shareholders. Reverse stock splits, however, may have the same result as an increase in authorized shares and should be analyzed accordingly.

D. Dual Class/Supervoting Stock

DeAM policy is to vote "against" proposals to create or authorize additional shares of super-voting stock or stock with unequal voting rights.

Rationale: The "one share, one vote" principal ensures that no shareholder maintains a voting interest exceeding their equity interest in the company.

E. Large Block Issuance

DeAM policy is to address large block issuances of stock on a case-by-case basis, incorporating the recommendation of an independent third party proxy research firm (currently ISS) subject to review by the PVWG as set forth in DeAM's Proxy Policies and Procedures. Additionally, DeAM supports proposals requiring shareholder approval of large block issuances.

Rationale: Stock issuances must be reviewed in light of the business circumstances leading to the request and the potential impact on shareholder value.

F. Recapitalization into a Single Class of Stock

DeAM policy is to vote "for" recapitalization plans to provide for a single class of common stock, provided the terms are fair, with no class of stock being unduly disadvantaged.

Rationale: Consolidation of multiple classes of stock is a business decision that may be left to the board and/management if there is no adverse effect on shareholders.

G. Share Repurchases

DeAM policy is to vote "for" share repurchase plans provided all shareholders are able to participate on equal terms.

Rationale: Buybacks are generally considered beneficial to shareholders because they tend to increase returns to the remaining shareholders.

H. Reductions in Par Value

DeAM policy is to vote "for" proposals to reduce par value, provided a legitimate business purpose is stated (e.g., the reduction of corporate tax responsibility.)

Rationale: Usually, adjustments to par value are a routine financial decision with no substantial impact on shareholders.

III.  Corporate Governance Issues

A. Confidential Voting

DeAM policy is to vote "for" proposals to provide for confidential voting and independent tabulation of voting results and to vote "against" proposals to repeal such provisions.

Rationale: Confidential voting protects the privacy rights of all shareholders. This is particularly important for employee-shareholders or shareholders with business or other affiliations with the company, who may be vulnerable to coercion or retaliation when opposing management. Confidential voting does not interfere with the ability of corporations to communicate with all shareholders, nor does it prohibit shareholders from making their views known directly to management.

B. Cumulative Voting

DeAM policy is to vote "for" shareholder proposals requesting cumulative voting and "against" management proposals to eliminate it. However, the protections afforded shareholders by cumulative voting are not necessary when a company has a history of good performance and does not have a concentrated ownership interest. Accordingly, a vote is cast "for" cumulative voting and "against" proposals to eliminate it unless:

a) The company has a five year return on investment greater than the relevant industry index,
b) All directors and executive officers as a group beneficially own less than 10% of the outstanding stock, and
c) No shareholder (or voting block) beneficially owns 15% or more of the company.

Thus, failure of any one of the three criteria results in a vote for cumulative voting in accordance with the general policy.

Rationale: Cumulative voting is a tool that should be used to ensure that holders of a significant number of shares may have board representation, however, the presence of other safeguards may make their use unnecessary.

C. Supermajority Voting Requirements

DeAM policy is to vote "against" management proposals to require a supermajority vote to amend the charter or bylaws and to vote "for" shareholder proposals to modify or rescind existing supermajority requirements.
*Exception made when company holds a controlling position and seeks to lower threshold to maintain control and/or make changes to corporate by-laws.

Rationale: Supermajority voting provisions violate the democratic principle that a simple majority should carry the vote. Setting supermajority requirements may make it difficult or impossible for shareholders to remove egregious by-law or charter provisions. Occasionally, a company with a significant insider held position might attempt to lower a supermajority threshold to make it easier for management to approve provisions that may be detrimental to shareholders. In that case, it may not be in the shareholders interests to lower the supermajority provision.

D. Shareholder Right to Vote

DeAM policy is to vote "against" proposals that restrict the right of shareholders to call special meetings, amend the bylaws, or act by written consent. Policy is to vote "for" proposals that remove such restrictions.

Rationale: Any reasonable means whereby shareholders can make their views known to management or affect the governance process should be supported.

IV.   Compensation

Annual Incentive Plans or Bonus Plans are often submitted to shareholders for approval. These plans typically award cash to executives based on company performance. Deutsche Bank believes that the responsibility for executive compensation decisions rest with the board of directors and/or the compensation committee, and its policy is not to second-guess the board's award of cash compensation amounts to executives unless a particular award or series of awards is deemed unreasonably excessive. If stock options are awarded as part of these bonus or incentive plans, the provisions must meet Deutsche Bank's criteria regarding stock option plans, or similar stock-based incentive compensation schemes, as set forth below.

A. Executive and Director Stock Option Plans

DeAM policy is to vote "for" stock option plans that meet the following criteria:

(1) The resulting dilution of existing shares is less than (a) 15 percent of outstanding shares for large capital corporations or (b) 20 percent of outstanding shares for small-mid capital companies (companies having a market capitalization under one billion U.S. dollars.)
(2) The transfer of equity resulting from granting options at less than FMV is no greater than 3% of the over-all market capitalization of large capital corporations, or 5% of market cap for small-mid capital companies.
(3) The plan does not contain express repricing provisions and, in the absence of an express statement that options will not be repriced; the company does not have a history of repricing options.
(4)  The plan does not grant options on super-voting stock.

DeAM will support performance-based option proposals as long as a) they do not mandate that all options granted by the company must be performance based, and
b) only certain high-level executives are subject to receive the performance based options.

DeAM will support proposals to eliminate the payment of outside director pensions.

Rationale: Determining the cost to the company and to shareholders of stock-based incentive plans raises significant issues not encountered with cash-based compensation plans. These include the potential dilution of existing shareholders' voting power, the transfer of equity out of the company resulting from the grant and execution of options at less than FMV and the authority to reprice or replace underwater options. Our stock option plan analysis model seeks to allow reasonable levels of flexibility for a company yet still protect shareholders from the negative impact of excessive stock compensation. Acknowledging that small mid-capital corporations often rely more heavily on stock option plans as their main source of executive compensation and may not be able to compete with their large capital competitors with cash compensation, we provide slightly more flexibility for those companies.

B. Employee Stock Option/Purchase Plans

DeAM policy is to vote for employee stock purchase plans (ESPPs) when the plan complies with Internal Revenue Code 423, allowing non-management employees to purchase stock at 85% of FMV.

DeAM policy is to vote "for" employee stock option plans (ESOPs) provided they meet the standards for stock option plans in general. However, when computing dilution and transfer of equity, ESOPs are considered independently from executive and director option plans.

Rationale: ESOPs and ESPPs encourage rank-and-file employees to acquire an ownership stake in the companies they work for and have been shown to promote employee loyalty and improve productivity.

C. Golden Parachutes

DeAM policy is to vote "for" proposals to require shareholder approval of golden parachutes and for proposals that would limit golden parachutes to no more than three times base compensation. Policy is to vote "against" more restrictive shareholder proposals to limit golden parachutes.

Rationale: In setting a reasonable limitation, DeAM considers that an effective parachute should be less attractive than continued employment and that the IRS has opined that amounts greater than three times annual salary are excessive.

D. Proposals to Limit Benefits or Executive Compensation

DeAM policy is to vote "against"

1.   Proposals to limit benefits, pensions or compensation and
2. Proposals that request or require disclosure of executive compensation greater than the disclosure required by Securities and Exchange Commission
     (SEC) regulations.

Rationale: Levels of compensation and benefits are generally considered to be day-to-day operations of the company, and are best left unrestricted by arbitrary limitations proposed by shareholders.

E. Option Expensing

DeAM policy is to support proposals requesting companies to expense stock options.

Rationale: Although companies can choose to expense options voluntarily, the Financial Accounting Standards Board (FASB) does not yet require it, instead allowing companies to disclose the theoretical value of options as a footnote. Because the expensing of stock options lowers earnings, most companies elect not to do so. Given the fact that options have become an integral component of compensation and their exercise results in a transfer of shareholder value, DeAM agrees that their value should not be ignored and treated as "no cost" compensation. The expensing of stock options would promote more modest and appropriate use of stock options in executive compensation plans and present a more accurate picture of company operational earnings.

V.   Anti-Takeover Related Issues

A. Shareholder Rights Plans ("Poison Pills")

DeAM policy is to vote "for" proposals to require shareholder ratification of poison pills or that request boards to redeem poison pills, and to vote "against" the adoption of poison pills if they are submitted for shareholder ratification.

Rationale: Poison pills are the most prevalent form of corporate takeover defenses and can be (and usually are) adopted without shareholder review or consent. The potential cost of poison pills to shareholders during an attempted takeover outweighs the benefits.

B. Reincorporation

DeAM policy is to examine reincorporation proposals on a case-by-case basis. The voting decision is based on: (1) differences in state law between the existing state of incorporation and the proposed state of incorporation; and (2) differences between the existing and the proposed charter/bylaws/articles of incorporation and their effect on shareholder rights. If changes resulting from the proposed reincorporation violate the corporate governance principles set forth in these guidelines, the reincorporation will be deemed contrary to shareholder's interests and a vote cast "against."

Rationale: Reincorporations can be properly analyzed only by looking at the advantages and disadvantages to their shareholders. Care must be taken that anti-takeover protection is not the sole or primary result of a proposed change.

C. Fair-Price Proposals

DeAM policy is to vote "for" management fair-price proposals, provided that: (1) the proposal applies only to two-tier offers; (2) the proposal sets an objective fair-price test based on the highest price that the acquirer has paid for a company's shares; (3) the supermajority requirement for bids that fail the fair-price test is no higher than two-thirds of the outstanding shares; (4) the proposal contains no other anti-takeover provisions or provisions that restrict shareholders rights. A vote is cast for shareholder proposals that would modify or repeal existing fair-price requirements that do not meet these standards.

Rationale: While fair price provisions may be used as anti-takeover devices, if adequate provisions are included, they provide some protection to shareholders who have some say in their application and the ability to reject those protections if desired.

D. Exemption from state takeover laws

DeAM policy is to vote "for" shareholder proposals to opt out of state takeover laws and to vote "against" management proposals requesting to opt out of state takeover laws.

Rationale: Control share statutes, enacted at the state level, may harm long-term share value by entrenching management. They also unfairly deny certain shares their inherent voting rights.

E. Non-financial Effects of Takeover Bids

Policy is to vote "against" shareholder proposals to require consideration of non-financial effects of merger or acquisition proposals.

Rationale: Non-financial effects may often be subjective and are secondary to DeAM's stated purpose of acting in its client's best economic interest.

VI.   Mergers & Acquisitions

Evaluation of mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) are performed on a case-by-case basis incorporporating information from an independent proxy research source (currently ISS.) Additional resources including portfolio management and research analysts may be considered as set forth in DeAM's Policies and Procedures.

VII.   Social & Political Issues

With increasing frequency, shareholder proposals are submitted relating to social and political responsibility issues. Almost universally, the company management will recommend a vote "against" these proposals. These types of proposals cover an extremely wide range of issues. Many of the issues tend to be controversial and are subject to more than one reasonable, yet opposing, theory of support. More so than with other types of proxy proposals, social and political responsibility issues typically have a more tenuous connection to the economic and corporate governance principles effecting shareholders' interests. DeAM's policy regarding social and political responsibility issues, as with any other issue, is designed to protect our client shareholders' economic interests. We do not support proposals that represent the views and interests only of a specific shareholder group that may be contrary to those of the remaining shareholders.

DeAM's voting policy for some of the most commonly proposed social and political issues are set forth below. Where issues are deemed best left to the discretion of management or where compliance with standards set statutorily by federal, state or local authorities is sufficient, DeAM generally will not support a more burdensome standard requested by shareholder proposal. However, where specific circumstances or the actions of a company's board or management warrant, the proxy committee reserves the right to depart from any general policy to vote in the shareholders' best interests.

Occasionally, a distinction is made between a shareholder proposal requesting direct action on behalf of the board and a request for a report on (or disclosure of) some information. In order to avoid unduly burdening any company with reporting requirements, DeAM's policy is to vote against shareholder proposals that demand additional disclosure or reporting than is required by the Securities and Exchange Commission unless it appears there is a legitimate issue and the company has not adequately addressed shareholders' concerns.

A. Labor & Human Rights

DeAM policy is to vote "against" adopting global codes of conduct or workplace standards exceeding those mandated by law.

Rationale: Additional requirements beyond those mandated by law are deemed unnecessary and potentially burdensome to companies

B. Environmental Issues

DeAM policy is to vote "against" the adoption of the CERES Principles or other similar environmental mandates (e.g., those relating to Greenhouse gas emissions or the use of nuclear power.)

Rationale: Environmental issues are extensively regulated by outside agencies and compliance with additional requirements often involves significant cost to companies.

C. Diversity & Equality

1. DeAM policy is to vote "against" shareholder proposals to force equal employment opportunity, affirmative action or board diversity.

Rationale: Compliance with State and Federal legislation along with information made available through filings with the EEOC provides sufficient assurance that companies act responsibly and make information public.

2. DeAM policy is also to vote "against" proposals to adopt the MacBride Principles. The MacBride Principles promote fair employment, specifically regarding religious discrimination.

Rationale: Compliance with the Fair Employment Act of 1989 makes adoption of the MacBride Principles redundant. Their adoption could potentially lead to charges of reverse discrimination.

D. Health & Safety

1. DeAM policy is to vote "against" adopting a pharmaceutical price restraint policy or reporting pricing policy changes.

Rationale: Pricing is an integral part of business for pharmaceutical companies and should not be dictated by shareholders (particularly pursuant to an arbitrary formula.) Disclosing pricing policies may also jeopardize a company's competitive position in the marketplace.

2. DeAM policy is to vote "against" shareholder proposals to control the use or labeling of and reporting on genetically engineered products.

Rationale: Additional requirements beyond those mandated by law are deemed unnecessary and potentially burdensome to companies.

E. Government/Military

1. DeAM policy is to vote against shareholder proposals regarding the production or sale of military arms or nuclear or space-based weapons, including proposals seeking to dictate a company's interaction with a particular foreign country or agency.

Rationale: Generally, management is in a better position to determine what products or industries a company can and should participate in. Regulation of the production or distribution of military supplies is, or should be, a matter of government policy.

2. DeAM policy is to vote "against" shareholder proposals regarding political (or charitable) contributions and donations.

Rationale: The Board of Directors and Management, not shareholders, should evaluate and determine the recipients of any contributions made by the company.

F. Tobacco

1. DeAM policy is to vote "against" shareholder proposals requesting additional standards or reporting requirements for tobacco companies as well as "against" requesting companies to report on the intentional manipulation of nicotine content.

Rationale: Where a tobacco company's actions meet the requirements of legal and industry standards, imposing additional burdens may detrimentally affect a company's ability to compete. The disclosure of nicotine content information could affect the company's rights in any pending or future litigation.

3. Shareholder requests to spin-off or restructure tobacco businesses will be opposed.

Rationale: These decisions are more appropriately left to the Board and management, and not to shareholder mandate.

VIII.    Miscellaneous Items

A. Ratification of Auditors

DeAM policy is to vote "for" a) the management recommended selection of auditors and b) proposals to require shareholder approval of auditors.

Rationale: Absent evidence that auditors have not performed their duties adequately, support for management's nomination is warranted.

B. Limitation of non-audit services provided by independent auditor

DeAM policy is to support proposals limiting non-audit fees to 50% of the aggregate annual fees earned by the firm retained as a company's independent auditor.

Rationale: In the wake of financial reporting problems and alleged audit failures at a number of companies, DeAM supports the general principle that companies should retain separate firms for audit and consulting services to avoid potential conflicts of interest. However, given the protections afforded by the recently enacted Sarbanes-Oxley Act of 2002 (which requires Audit Committee pre-approval for non-audit services and prohibits auditors from providing specific types of services), and the fact that some non-audit services are legitimate audit-related services, complete separation of audit and consulting fees may not be warranted. A reasonable limitation is appropriate to help ensure auditor independence and it is reasonable to expect that audit fees exceed non-audit fees.

C. Audit firm rotation

DeAM policy is to support proposals seeking audit firm rotation unless the rotation period sought is less than five years.

Rationale: While the Sarbanes-Oxley Act mandates that the lead audit partner be switched every five years, DeAM believes that rotation of the actual audit firm would provide an even stronger system of checks and balances on the audit function.

D. Transaction of Other Business

DeAM policy is to vote against "transaction of other business" proposals.

Rationale: This is a routine item to allow shareholders to raise other issues and discuss them at the meeting. As the nature of these issues may not be disclosed prior to the meeting, we recommend a vote against these proposals. This protects shareholders voting by proxy (and not physically present at a meeting) from having action taken at the meeting that they did not receive proper notification of or sufficient opportunity to consider.

E. Motions to Adjourn the Meeting

DeAM Policy is to vote against proposals to adjourn the meeting.

Rationale: Management may seek authority to adjourn the meeting if a favorable outcome is not secured. Shareholders should already have had enough information to a voting decision. Once votes have been cast, there is no justification for management to continue spending time and money to press shareholders for support.

F. Bundled Proposals

DeAM policy is to vote against bundled proposals if any bundled issue would require a vote against it if proposed individually.

Rationale: Shareholders should not be forced to "take the good with the bad" in cases where the proposals could reasonably have been submitted separately.

G. Change of Company Name

DeAM policy is to support management on proposals to change the company name.

Rationale: This is generally considered a business decision for a company.

H. Proposals Related to the Annual Meeting

DeAM Policy is to vote in favor of management for proposals related to the conduct of the annual meeting (meeting time, place, etc.)

Rationale: These are considered routine administrative proposals.

I.   Investment Company Proxies

Proxies solicited by investment companies are voted in accordance with the recommendations of an independent third party, currently Institutional Shareholder Services. However, regarding investment companies for which DeAM or an affiliate serves as investment adviser or principal underwriter, such proxies are voted in the same proportion as the vote of all other shareholders. Proxies solicited by master funds from feeder funds will be voted in accordance with applicable provisions of Section 12 of the Investment Company Act of 1940.

Investment companies, particularly closed-end investment companies, are different from traditional operating companies. These differences may call for differences in voting positions on the same matter. For example, DeAM could vote "for" staggered boards of closed-end investment companies, although DeAM generally votes "against" staggered boards for operating companies. Further, the manner in which DeAM votes investment company proxies may differ from proposals for which a DeAM-advised investment company solicits proxies from its shareholders. As reflected in the Guidelines, proxies solicited by closed-end (and open-end) investment companies are voted in accordance with the pre-determined guidelines of an independent third-party.

J.   International Proxy Voting

The above guidelines pertain to issuers organized in the United States or Canada. Proxies solicited by other issuers are voted in accordance with the recommendations of an independent third party, currently Institutional Shareholder Services.

                                                                       Exhibit 1

            List of Advisers Covered by these Policies and Procedures

Deutsche Asset Management Inc.
Deutsche Investment Management Americas Inc.
Investment Company Capital Corp.
Deutsche Asset Management Investment Services

                      Fidelity Fund Proxy Voting Guidelines

                         (Funds Sub-advised by FMR Co.)

                                   March 2004

I.   General Principles

     A. Except as set forth herein, portfolio securities should generally be voted in favor of incumbent directors and in favor of routine management proposals. In general, FMR will oppose shareholder proposals that do not appear reasonably likely to enhance the economic returns or profitability of the portfolio company or to maximize shareholder value.

     B. Non-routine proposals covered by the following guidelines should generally be voted in accordance with the guidelines.

     C. Non-routine proposals not covered by the following guidelines or other special circumstances should be evaluated by the appropriate FMR analyst or portfolio manager, subject to review by the President or General Counsel of FMR or the General Counsel of FMR Corp. A significant pattern of such non-routine proposals or other special circumstances should be referred to the Operations Committee or its designee.

II. Portfolio shares should generally be voted against anti-takeover proposals, including:

     A. Fair Price Amendments, except those that consider only a two year price history and are not accompanied by other anti-takeover measures.

     B. Classified Boards. FMR will generally vote in favor of proposals to declassify a board of directors. FMR will consider voting against such a proposal if the issuer's Articles of Incorporation or applicable statute includes a provision whereby a majority of directors may be removed at any time, with or without cause, by written consent, or other reasonable procedures, by a majority of shareholders entitled to vote for the election of directors.

     C.   Authorization of "Blank Check" Preferred Stock.

     D.   Golden Parachutes:

          1. Accelerated options and/or employment contracts that will result in a lump sum payment of more than three times annual compensation (salary and bonus) in the event of termination.

          2.   Compensation contracts for outside directors.

          3. Tin Parachutes that cover a group beyond officers and directors and permit employees to voluntarily terminate employment and receive payment.

          4. Adoption of a Golden or Tin Parachute will result in our withholding authority in the concurrent or next following vote on the election of directors.

     E.   Supermajority Provisions.

     F.   Poison Pills:

          1. Introduction of a Poison Pill without shareholder approval will result in FMR withholding authority in the concurrent or next following vote on the election of directors. In addition, extension of an existing Poison Pill or the adoption of a new Poison Pill without shareholder approval upon the expiration of an existing Pill will result in FMR withholding authority in the concurrent or next following vote on the election of directors.

          2. FMR will consider not withholding its authority on the election of directors if (a) the board has adopted a Poison Pill with a sunset provision; (b) the Pill is linked to a business strategy that will result in greater value for the shareholders; (c) the term is less than 5 years; and (d) shareholder approval is required to reinstate the expired Pill. In addition, the Funds will consider not withholding authority on the election of directors if company management indicates that the board is willing to strongly consider seeking shareholder ratification of, or adding a sunset provision meeting the above conditions to, an existing Pill. In such a case, if the company does not take appropriate action prior to the next annual shareholder meeting, the Funds would withhold their vote from the election of directors at that next meeting.

          3. FMR will generally withhold authority on the election of directors if a company refuses, upon request by FMR, to amend a Poison Pill Plan to allow the Fidelity funds to hold an aggregate position of up to 20% of a company's total voting securities and of any class of voting securities. On a case-by-case basis, FMR may determine not to withhold authority on the election of directors if a company's Poison Pill Plan, although imposing an aggregate ownership position limit of less than 20%, in the judgment of FMR provides the funds with sufficient investment flexibility.

          4. Portfolio shares will be voted for shareholder proposals requiring or recommending that shareholders be given an opportunity to vote on the adoption of poison pills.

          5. If shareholders are requested to approve adoption of a Poison Pill plan, the Funds will, in general, consider voting in favor of the Poison Pill plan if: (a) the board has adopted a Poison Pill with a sunset provision; (b) the Pill is determined to be linked to a business strategy that will result in greater value for the shareholders; (c) the term is generally not longer than 5 years; (d) shareholder approval is required to reinstate an expired Pill; (e) the Pill contains a provision suspending its application, by shareholder referendum, in the event a potential acquirer announces a bona fide offer, made for all outstanding shares; and (f) the Pill allows the Fidelity funds to hold an aggregate position of up to 20% of a company's total voting securities and of any class of voting securities. On a case-by-case basis, FMR may determine to vote in favor of a company's Poison Pill Plan if the Plan, although imposing an aggregate ownership position limit of less than 20%, in the judgment of FMR provides the funds with sufficient investment flexibility.

     G. Elimination of, or limitation on, shareholder rights (e.g., action by written consent, ability to call meetings, or remove directors).

     H.   Transfer of authority from shareholders to directors.

     I. Reincorporation in another state (when accompanied by anti-takeover provisions).

III. Stock Option Plans

     A. Stock Option plans should be evaluated on a case-by-case basis. Portfolio shares should generally be voted against Stock Option Plan adoptions or amendments to authorize additional shares if:

          1. The dilution effect of the shares authorized under the plan, plus the shares reserved for issuance pursuant to all other stock plans, is greater than 10%. However, for companies with a smaller market capitalization, the dilution effect may not be greater than 15%. If the plan fails this test, the dilution effect may be evaluated relative to any unusual factor involving the company.

          2. The offering price of options is less than 100% of fair market value on the date of grant, except that the offering price may be as low as 85% of fair market value if the discount is expressly granted in lieu of salary or cash bonus.

          3. The Board may, without shareholder approval, (i) materially increase the benefits accruing to participants under the plan,
               (ii) materially increase the number of securities which may be issued under the plan, or (iii) materially modify the requirements for participation in the plan.

          4. The granting of options to non-employee directors is subject to management discretion, the plan is administered by a compensation committee not comprised entirely of non-employee directors or the plan is administered by a board of directors not comprised of a majority of non-employee directors, versus non-discretionary grants specified by the plan's terms.

          5. However, a modest number of shares may be available for grant to employees and non-employee directors without complying with Guidelines 2, 3 and 4 immediately above if such shares meet both of two conditions:

               a. They are granted by a compensation committee composed entirely of independent directors.

               b. They are limited to 5% (large capitalization company) and 10% (small capitalization company) of the shares authorized for grant under the plan.

          6. The plan's terms allow repricing of underwater options, or the Board/Committee has repriced options outstanding under the plan in the past 2 years. However, option repricing may be acceptable if all of the following conditions, as specified by the plan's express terms, or board resolution, are met:

               a. The repricing is authorized by a compensation committee composed entirely of independent directors to fulfill a legitimate corporate purpose such as retention of a key employee;

               b. The repricing is rarely used and then only to maintain option value due to extreme circumstances beyond management's control; and

               c. The repricing is limited to no more than 5% (large capitalization company) or 10% (small capitalization company) of the shares currently authorized for grant under the plan.

          7. Furthermore, if a compensation committee composed entirely of independent directors determines that options need to be granted to employees other than the company's executive officers, that no shares are currently available for such options under the company's existing plans, and that such options need to be granted before the company's next shareholder meeting, then the company may reprice options in an amount not to exceed an additional 5% or 10%, as applicable, if such company seeks authorization of at least that amount at the very next shareholders' meeting.

          8. For purposes of this Guideline III, a large capitalization company generally means a company in the Russell 1000; the small capitalization company category generally includes all companies outside the Russell 1000.

     B. FMR will generally withhold its authority on the election of directors if, within the last year and without shareholder approval, the company's board of directors or compensation committee has repriced outstanding options held by officers or directors which, together with all other options repriced under the same stock option plan (whether held by officers, directors or other employees) exceed 5% (for a large capitalization company) or 10% (for a small capitalization company) of the shares authorized for grant under the plan.

     C. Proposals to reprice outstanding stock options should be evaluated on a case-by-case basis. FMR will consider supporting a management proposal to reprice outstanding options based upon whether the proposed repricing is consistent with the interests of shareholders, taking into account such factors as:

          1. Whether the repricing proposal excludes senior management and directors;

          2. Whether the options proposed to be repriced exceeded FMR's dilution thresholds when initially granted;

          3. Whether the repricing proposal is value neutral to shareholders based upon an acceptable options pricing model;

          4. The company's relative performance compared to other companies within the relevant industry or industries;

          5. Economic and other conditions affecting the relevant industry or industries in which the company competes; and

          6. Any other facts or circumstances relevant to determining whether a repricing proposal is consistent with the interests of shareholders.

IV. Restricted Stock Awards ("RSA") should be evaluated on a case-by-case basis. Portfolio shares should generally be voted against RSA adoptions or amendments to authorize additional shares if:

     A. The dilution effect of the shares authorized under the plan, plus the shares reserved for issuance pursuant to all other stock plans, is greater than 10%. However, for companies with a smaller market capitalization, the dilution effect may not be greater than 15%. If the plan fails this test, the dilution effect may be evaluated relative to any unusual factor involving the company.

     B. The Board may materially alter the RSA without shareholder approval, including a provision that allows the Board to lapse or waive restrictions at its discretion.

     C. The granting of RSAs to non-employee directors is subject to management discretion, versus non-discretionary grants specified by the plan's terms.

     D. The restriction period is less than 3 years. RSAs with a restriction period of less than 3 years but at least 1 year are acceptable if the RSA is performance based.

     E. However, a modest number of shares may be available for grant to employees and non-employee directors without complying with Guidelines B, C and D immediately above if such shares meet both of two conditions:

          1. They are granted by a compensation committee composed entirely of independent directors.

          2. They are limited to 5% (large capitalization company) and 10% (small capitalization company) of the shares authorized for grant under the plan.

     F. For purposes of this Guideline IV, a large capitalization company generally means a company in the Russell 1000; the small capitalization company category generally includes all companies outside the Russell 1000.

     G. Proposals to grant restricted stock in exchange for options should be evaluated on a case-by-case basis. FMR will consider supporting a management proposal to grant restricted stock awards in exchange for options based upon whether the proposed exchange is consistent with the interests of shareholders, taking into account such factors as:

          1. Whether the restricted stock award exchange proposal excludes senior management and directors;

          2. Whether the options proposed to be exchanged exceeded FMR's dilution thresholds when initially granted;

          3. Whether the restricted stock award exchange proposal is value neutral to shareholders based upon an acceptable stock award pricing model;

          4. The company's relative performance compared to other companies within the relevant industry or industries;

          5. Economic and other conditions affecting the relevant industry or industries in which the company competes; and

          6. Any other facts or circumstances relevant to determining whether a restricted stock award exchange proposal is consistent with the interests of shareholders.

V.   Other Stock-Related Plans should be evaluated on a case-by-case basis:

     A. Omnibus Stock Plans - vote against entire plan if one or more component violates any of the criteria in parts III or IV above, except if the component is de minimus. In the case of an omnibus stock plan, the 5% and 10% limits in Guidelines III and

           IV will be measured against the total number of shares under all components of such plan.

      B. Employee Stock Purchase Plans - vote against if the plan violates any of the criteria in parts III and IV above, except that the minimum stock purchase price may be equal to or greater than 85% of the stock's fair market value if the plan constitutes a reasonable effort to encourage broad based participation in the company's equity. In the case of non-U.S. company stock purchase plans, the minimum stock purchase price may be equal to the prevailing "best practices," as articulated by the research or recommendations of the relevant proxy research or corporate governance services, provided that the minimum stock purchase price must be at least 75% of the stock's fair market value.

      C. Stock Awards (other than stock options and RSAs) - generally vote against unless they are identified as being granted to officers/directors in lieu of salary or cash bonus, subject to number of shares being reasonable.

VI.   Unusual Increases in Common Stock:

      A. An increase of up to 3 times outstanding and scheduled to be issued, including stock options, is acceptable; any increase in excess of 3 times would be voted against except in the case of real estate investment trusts, where an increase of 5 times is, in general, acceptable.

      B. Measured as follows: requested increased authorization plus stock authorized to be issued under Poison Pill divided by current stock outstanding plus any stock scheduled to be issued (not including Poison Pill authority). (If the result is greater than 3, Portfolio shares should be voted against.)

VII. Portfolio shares should, in general, be voted against the introduction of new classes of Stock with Differential Voting Rights.

VIII. With regard to Cumulative Voting Rights, Portfolio shares should be voted in favor of introduction or against elimination on a case-by-case basis where this is determined to enhance Portfolio interests as minority shareholders.

IX. Greenmail - Portfolio shares should be voted for anti-greenmail proposals so long as they are not part of anti-takeover provisions.

X. Portfolio shares should be voted in favor of charter by-law amendments expanding the Indemnification of Directors and/or limiting their liability for Breaches of Care.

      A. Portfolio shares should be voted against such proposals if FMR is otherwise dissatisfied with the performance of management or the proposal is accompanied by anti-takeover measures.

XI. Portfolio shares should be voted in favor of proposals to adopt Confidential Voting and Independent Vote Tabulation practices.

XII. Portfolio shares should be voted in favor of proposed amendments to a company's certificate of incorporation or by-laws that enable the company to Opt Out of the Control Shares Acquisition Statutes.

XIII. Employee Stock Ownership Plans ("ESOPs") should be evaluated on a case-by-case basis. Portfolio shares should usually be voted for non-leveraged ESOPs. For leveraged ESOPs, FMR may examine the company's state of incorporation, existence of supermajority vote rules in the charter, number of shares authorized for the ESOP, and number of shares held by insiders. FMR may also examine where the ESOP shares are purchased and the dilution effect of the purchase. Portfolio shares should be voted against leveraged ESOPs if all outstanding loans are due immediately upon change in control.

XIV. Voting of shares in securities of any U.S. banking organization shall be conducted in a manner consistent with conditions that may be specified by the Federal Reserve Board for a determination under federal banking law that no Fund or group of Funds has acquired control of such banking organization.

XV.   Avoidance of Potential Conflicts of Interest

      Voting of shares shall be conducted in a manner consistent with the best interests of mutual fund shareholders as follows: (i) securities of a portfolio company shall be voted solely in a manner consistent with the Proxy Voting Guidelines; and (ii) voting shall be done without regard to any other Fidelity Companies' relationship, business or otherwise, with that portfolio company.

      FMR applies the following policies and follows the procedures set forth below:

      A. FMR has placed responsibility for the Funds' proxy voting in the FMR Legal Department.

      B. The FMR Legal Department votes proxies according to the Proxy Voting Guidelines that are approved by the Funds' Board of Trustees.

      C. The FMR Legal Department consults with the appropriate analysts or portfolio managers regarding the voting decisions of non-routine proposals that are not addressed by the Proxy Voting Guidelines. Each of the President or General Counsel of FMR or the General Counsel of FMR Corp is authorized to take a final decision.

      D. When a Fidelity Fund invests in an underlying fund in reliance on any one of Sections 12(d)(1)(E), (F) or (G) of the Investment Company Act of 1940, as amended, or to the extent disclosed in the Fund's registration statement, FMR will use pass through voting or echo voting procedures.

XVI.  Executive Compensation

      FMR will consider withholding authority for the election of directors and voting against management proposals on stock-based compensation plans or other compensation plans based on whether the proposals are consistent with the interests of shareholders, taking into account such factors as:
      (i) whether the company has an independent compensation committee; and
      (ii) whether the compensation committee has authority to engage independent compensation consultants.

XVII. Portfolio shares should generally be voted against shareholder proposals calling for or recommending the appointment of a non-executive or independent chairperson. However, FMR will consider supporting such proposals in limited cases if, based upon particular facts and circumstances, appointment of a non-executive or independent chairperson appears likely to further the interests of shareholders and to promote effective oversight of management by the board of directors.

XVIII. Auditors

       A. Portfolio shares should generally be voted against shareholder proposals calling for or recommending periodic rotation of a portfolio company's auditor. FMR will consider voting for such proposals in limited cases if, based upon particular facts and circumstances, a company's board of directors and audit committee appear to have clearly failed to exercise reasonable business judgment in the selection of the company's auditor.

       B. Portfolio shares should generally be voted against shareholder proposals calling for or recommending the prohibition or limitation of the performance of non-audit services by a portfolio company's auditor. Portfolio shares should also generally be voted against shareholder proposals calling for or recommending removal of a company's auditor due to, among other reasons, the performance of non-audit work by the auditor. FMR will consider voting for such proposals in limited cases if, based upon particular facts and circumstances, a company's board of directors and audit committee appear to have clearly failed to exercise reasonable business judgment in the oversight of the performance of the auditor of audit or non-audit services for the company.

XIX.   Incorporation or Reincorporation in Another State or Country

       Portfolio shares should generally be voted against shareholder proposals calling for or recommending that a portfolio company reincorporate in the United States and voted in favor of management proposals to reincorporate in a jurisdiction outside the United States if (i) it is lawful under United States, state and other applicable law for the company to be incorporated under the laws of the relevant foreign jurisdiction and to conduct its business and (ii) reincorporating or maintaining a domicile in the United States would likely give rise to adverse tax or other economic consequences detrimental to the interests of the company and its shareholders. However, FMR will consider supporting such shareholder proposals and opposing such management proposals in limited cases if, based upon particular facts and circumstances, reincorporating in or maintaining a domicile in the relevant foreign jurisdiction gives rise to significant risks or other potential adverse consequences that appear reasonably likely to be detrimental to the interests of the company or its shareholders.

                                   SUMMARY OF

                             FRANKLIN ADVISERS, INC.

                       PROXY VOTING POLICIES & PROCEDURES

Franklin Advisers, Inc. (hereinafter "Adviser") has delegated its administrative duties with respect to voting proxies to the Proxy Group within Franklin Templeton Companies, LLC (the "Proxy Group"), an affiliate and wholly owned subsidiary of Franklin Resources, Inc.

All proxies received by the Proxy Group will be voted based upon Adviser's instructions and/or policies. To assist it in analyzing proxies, Adviser subscribes to Institutional Shareholder Services ("ISS"), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, record keeping and vote disclosure services. In addition, Adviser subscribes to Glass Lewis & Co., LLC ("Glass Lewis"), an unaffiliated third party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies. Although ISS' and/or Glass Lewis' analyses are thoroughly reviewed and considered in making a final voting decision, Adviser does not consider recommendations from ISS, Glass Lewis, or any other third party to be determinative of Adviser's ultimate decision. Adviser votes proxies solely in the interests of the client, Adviser-managed fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries (collectively "Advisory Clients"). As a matter of policy, the officers, directors and employees of Adviser and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of Advisory Clients. In situations where Adviser perceives a material conflict of interest, Adviser may: disclose the conflict to the relevant Advisory Clients; defer to the voting recommendation of the Advisory Clients, ISS, Glass Lewis. or those of another independent third party provider of proxy services; send the proxy directly to the relevant Advisory Client for a decision, or take such other action in good faith (in consultation with counsel) which would protect the interests of the Advisory Clients.

As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and Adviser will not support the position of the company's management in any situation where it deems that the ratification of management's position would adversely affect the investment merits of owning that company's shares.

The Proxy Group is part of the Franklin Templeton Companies, LLC Corporate Legal Department and is overseen by legal counsel. For each shareholder meeting, a member of the Proxy Group will consult with the research analyst that follows the security and will provide the analyst with the meeting notice, agenda, ISS and/or Glass Lewis analyses, recommendations and any other available information. Adviser's research analyst and

Franklin Advisers, Inc.
SUMMARY OF PROXY VOTING POLICIES & PROCEDURES
January 1, 2004
Page 2

relevant portfolio manager(s) are responsible for making the final voting decision based on their review of the agenda, ISS and/or Glass Lewis analyses, their knowledge of the company and any other information readily available. The Proxy Group must obtain voting instructions from Adviser's research analyst, relevant portfolio manager(s) and/or legal counsel prior to submitting the vote.

Adviser has adopted general proxy voting guidelines that are reviewed periodically by various members of Adviser's organization, including portfolio management, legal counsel and Adviser's officers, and are subject to change. These guidelines cannot provide an exhaustive list of all the issues that may arise nor can Adviser anticipate all future situations. The guidelines cover such agenda items as the election of directors, ratification of auditors, management and director compensation, anti-takeover mechanisms, changes to capital structure, mergers and corporate restructuring, social and corporate policy issues, and global corporate governance.

The Proxy Group is fully cognizant of its responsibility to process proxies and maintain proxy records pursuant to SEC rules and regulations. In addition, Adviser understands its fiduciary duty to vote proxies and that proxy voting decisions may affect the value of shareholdings. Therefore, Adviser will attempt to process every proxy it receives for all domestic and foreign proxies. However, there may be situations in which Adviser cannot process proxies, for example, where a meeting notice was received too late, or sell orders preclude the ability to vote. In addition, Adviser may abstain from voting under certain circumstances or vote against items such as "Other Business" when Adviser is not given adequate information from the company.

The Proxy Group is responsible for maintaining the documentation that supports Adviser's voting position. The Proxy Group is also responsible for maintaining appropriate proxy voting supporting documentation and records. Such records may include, but are not limited to, a copy of all materials returned to the issuer and/or its agent, the documentation described above, listings of proxies voted by issuer and by client, and any other relevant information. The Proxy Group may use an outside service such as ISS to support this function. All files will be retained for at least five years, the first two of which will be on-site. Advisory Clients may view Adviser's complete proxy voting policies and procedures on-line at www.franklintempleton.com, request copies of their proxy voting records and Adviser's complete proxy voting policies and procedures by calling the Proxy Group collect at 1-954-847-2268 or send a written request to:
Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. In addition, the Proxy Group is responsible for ensuring that the proxy voting policies, procedures and records of Adviser are made available as required by law and is responsible for overseeing the filing of such policies and procedures with the SEC.

                             HARRIS ASSOCIATES L.P.

                      PROXY VOTING POLICIES AND PROCEDURES
                                    July 2003

Harris Associates L.P. ("Harris") believes that proxy voting rights are valuable portfolio assets and an important part of our investment process, and we exercise our voting responsibilities as a fiduciary solely with the goal of serving the best interests of our clients in their capacity as shareholders of a company. As an investment manager, Harris is primarily concerned with maximizing the value of its clients' investment portfolios. Harris has long been active in voting proxies on behalf of shareholders in the belief that the proxy voting process is a significant means of addressing crucial corporate governance issues and encouraging corporate actions that are believed to enhance shareholder value. We have a Proxy Committee comprised of investment professionals that reviews and recommends policies and procedures regarding our proxy voting and ensures compliance with those policies.

The proxy voting guidelines below summarize Harris' position on various issues of concern to investors and give a general indication of how proxies on portfolio securities will be voted on proposals dealing with particular issues. We will generally vote proxies in accordance with these guidelines, except as otherwise determined by the Proxy Committee, unless the client has specifically instructed us to vote otherwise. These guidelines are not exhaustive and do not include all potential voting issues. Because proxy issues and the circumstances of individual companies vary, there may be instances when Harris may not vote in strict adherence to these guidelines. Our investment professionals, as part of their ongoing review and analysis of all portfolio holdings, are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders, and notifying the Proxy Committee if they believe the economic interests of shareholders may warrant a vote contrary to these guidelines. In such cases, the Proxy Committee will determine how the proxies will be voted.

In determining the vote on any proposal, the Proxy Committee will consider the proposal's expected impact on shareholder value and will not consider any benefit to Harris, its employees, its affiliates or any other person, other than benefits to the owners of the securities to be voted, as shareholders.

Harris considers the reputation, experience and competence of a company's management when it evaluates the merits of investing in a particular company, and we invest in companies in which we believe management goals and shareholder goals are aligned. When this happens, by definition, voting with management is generally the same as voting to maximize the expected value of our investment. Accordingly, on most issues, our votes are cast in accordance with management's recommendations. This does not mean that we do not care about corporate governance. Rather, it is confirmation that our process of investing with shareholder aligned management is working. Proxy voting is not always black and white, however, and reasonable people can disagree over some matters of business judgment. When we believe management's position on a particular issue is not in the best interests of our clients, we will vote contrary to management's recommendation.

VOTING GUIDELINES

The following guidelines are grouped according to the types of proposals generally presented to shareholders.

Board of Directors Issues

Harris believes that boards should have a majority of independent directors and that audit, compensation and nominating committees should generally consist solely of independent directors.

     1. Harris will normally vote in favor of the slate of directors recommended by the issuer's board provided that a majority of the directors would be independent.

     2. Harris will normally vote in favor of proposals to require a majority of directors to be independent.

     3. Harris will normally vote in favor of proposals that audit, compensation and nominating committees consist solely of independent directors, and will vote against the election of non-independent directors who serve on those committees.

     4. Harris will normally vote in favor of proposals regarding director indemnification arrangements.

     5. Harris will normally vote against proposals advocating classified or staggered boards of directors.

     6.   Harris will normally vote in favor of cumulative voting for directors.

Auditors

Harris believes that the relationship between an issuer and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities such as financial statement preparation and tax-related services that do not raise any appearance of impaired independence.

     1. Harris will normally vote in favor of ratification of auditors selected by the board or audit committee, subject to the above.

     2. Harris will normally vote against proposals to prohibit or limit fees paid to auditors for all non-audit services, subject to the above.

     3. Harris will normally vote in favor of proposals to prohibit or limit fees paid to auditors for general management consulting services other than auditing, financial statement preparation and controls, and tax-related services.

Equity Based Compensation Plans

Harris believes that appropriately designed equity-based compensation plans approved by shareholders can be an effective way to align the interests of long-term shareholders and the interests of management, employees and directors. However, we are opposed to plans that substantially dilute our ownership interest in the company, provide participants with excessive awards or have inherently objectionable structural features.

     1. Harris will normally vote against such plans where total potential dilution (including all equity-based plans) exceeds 15% of shares outstanding.

     2. Harris will normally vote in favor of plans where total potential dilution (including all equity-based plans) does not exceed 15% of shares outstanding.

     3. Harris will normally vote in favor of proposals to require expensing of options.

     4. Harris will normally vote against proposals to permit repricing of underwater options.

     5. Harris will normally vote against proposals to require that all option plans have a performance-based strike price or performance-based vesting.

     6. Harris will normally vote against shareholder proposals that seek to limit directors' compensation to common stock.

     7. Harris will normally vote in favor of proposals for employee stock purchase plans, so long as shares purchased through such plans are sold at no less than 85% of current market value.

     Corporate Structure and Shareholder Rights

     Harris generally believes that all shareholders should have an equal voice and that barriers which limit the ability of shareholders to effect change and to realize full value are not desirable.

     1. Harris will normally vote in favor of proposals to increase authorized shares.

     2. Harris will normally vote in favor of proposals to authorize the repurchase of shares.

     3. Harris will normally vote against proposals creating or expanding supermajority voting rights.

     4. Harris will normally vote against the issuance of poison pill preferred shares.

     5. Harris will normally vote in favor of proposals for stock splits and reverse stock splits.

     6. Harris will normally vote against proposals to authorize different classes of stock with different voting rights.

     Routine Corporate Matters

     Harris will generally vote in favor of routine business matters such as approving a motion to adjourn the meeting, declaring final payment of dividends, approving a change in the annual meeting date and location, approving the minutes of a previously held meeting, receiving consolidated financial statements, change of corporate name and similar matters.

     Social Responsibility Issues

     Harris believes that matters related to a company's day-to-day business operations are primarily the responsibility of management and should be reviewed and supervised solely by the company's board of directors. Harris is focused on maximizing long-term shareholder value and will typically vote against shareholder proposals requesting that a company disclose or amend certain business practices unless we believe a proposal would have a substantial positive economic impact on the company.

VOTING SHARES OF FOREIGN ISSUERS

Because foreign issuers are incorporated under the laws of countries outside the United States, protection for shareholders may vary significantly from jurisdiction to jurisdiction. Laws governing foreign issuers may, in some cases, provide substantially less protection for shareholders. As a result, the foregoing guidelines, which are premised on the existence of a sound corporate governance and disclosure framework, may not be appropriate under some circumstances for foreign issuers. Harris will generally vote proxies of foreign issuers in accordance with the foregoing guidelines where appropriate.

In some non-U.S. jurisdictions, sales of securities voted may be prohibited for some period of time, usually between the record and meeting dates ("share blocking"). Since these time periods are usually relatively short in light of our long-term investment strategy, in most cases, share blocking will not impact our voting decisions. However, there may be occasions where the loss of investment flexibility resulting from share blocking will outweigh the benefit to be gained by voting.

CONFLICTS OF INTEREST

The Proxy Committee, in consultation with the Legal and Compliance Departments, is responsible for monitoring and resolving possible material conflicts of interest with respect to proxy voting. A conflict of interest may exist, for example, when: (i) proxy votes regarding non-routine matters are solicited by an issuer who has an institutional separate account relationship with Harris or Harris is actively soliciting business from the issuer; (ii) when we are aware that a proponent of a proxy proposal has a business relationship with Harris or Harris is actively soliciting such business (e.g., an employee group for which Harris manages money); (iii) when we are aware that Harris has business relationships with participants in proxy contests, corporate directors or director candidates; or (iv) when we are aware that a Harris employee has a personal interest in the outcome of a particular matter before shareholders (e.g., a Harris executive has an immediate family member who serves as a director of a company). Any employee with knowledge of any conflict of interest relating to a particular proxy vote shall disclose that conflict to the Proxy Committee. In addition, if any member of the Proxy Committee has a conflict of interest, he will recuse himself from any consideration of the matter, and an alternate member of the committee will act in his place.

Harris is committed to resolving any such conflicts in its clients' collective best interest, and accordingly, we will vote pursuant to the Guidelines set forth in this Proxy Voting Policy when conflicts of interest arise. When there are proxy voting proposals that give rise to a conflict of interest and are not addressed by the Guidelines, Harris will vote in accordance with the guidance of Institutional Shareholder Services ("ISS"). If ISS has not provided guidance with respect to the proposal or if we believe the recommendation of ISS is not in the best interests of our clients, the Proxy Committee will refer the matter to (1) the Executive Committee of the Board of Trustees of Harris Associates Investment Trust for a determination of how shares held in The Oakmark Family of Funds will be voted, and (2) the Proxy Voting Conflicts Committee consisting of Harris' General Counsel, Director of Compliance and Chief Financial Officer for a determination of how shares held in all other client accounts will be voted. Each of those committees will keep a written record of the basis for its decision.

VOTING PROCEDURES

The following procedures have been established with respect to the voting of proxies on behalf of all clients, including mutual funds advised by Harris, for which Harris has voting responsibility.

Proxy Voting Committee. The Proxy Voting Committee (the "Committee") is responsible for recommending proxy voting guidelines, establishing and maintaining policies and procedures for proxy voting, and ensuring compliance with these policies and procedures. The Committee consists of three investment professionals including one domestic portfolio manager, one domestic research analyst, and one international research analyst. Committee members serve for three years with members replaced on a rotating basis. New Committee members are nominated by the Committee and confirmed by Harris' Chief Executive Officer. The Committee also has two alternate members (one domestic analyst and one international analyst) either of whom may serve in the absence of a regular member of the Committee.

Proxy Administrator. The Proxy Administrator is an employee of Harris reporting to the Director of Compliance and is responsible for ensuring that all votes are cast and that all necessary records are maintained reflecting such voting.

Proxy Voting Services. Harris has engaged two independent proxy voting services to assist in the voting of proxies. These proxy voting services provide the firm with information concerning shareholder meetings, electronic voting, recordkeeping and reporting services, research with respect to companies, and proxy voting guidance and recommendations.

Voting Decisions. As described in the Proxy Voting Policy, the Firm has established proxy voting guidelines on various issues. We will generally vote proxies in accordance with these guidelines except as otherwise determined by the Proxy Committee. The Proxy Administrator is responsible for forwarding proxy proposals to the Firm's research analyst who follows the company. If the analyst believes the proxy should be voted in accordance with the guidelines, he initials the proposal and returns it to the Proxy Administrator. If the analyst believes the proxy should be voted contrary to the guidelines or if the guidelines do not address the issue presented, he submits the proposal and his recommended vote to the Proxy Committee which reviews the proposal and the analyst's recommendation and makes a voting decision by majority vote. That decision is reflected on a form initialed by the analyst and a majority of the Proxy Committee and returned to the Proxy Administrator.

In the case of securities that are not on the firm's Approved Lists of domestic, international or small cap securities approved for purchase in managed accounts, the Proxy Administrator will vote all shares in accordance with the firm's guidelines or, if the guidelines do not address the particular issue, in accordance with Institutional Shareholder Services' guidance.

In the case of a conflict of interest (as described in the Proxy Voting Policy), the Proxy Administrator will vote in accordance with the procedures set forth in the Conflict of Interest provisions described in the Policy.

Voting Ballots. For shares held in The Oakmark Family of Funds, the Proxy Administrator sends a holdings file to the applicable proxy voting service reflecting the holdings in the Funds. The proxy voting service is responsible for reconciling this information with the information it receives from the Funds' custodian and bringing any discrepancies to the attention of the Proxy Administrator. The Proxy Administrator works with the proxy voting service and the Funds' custodian to resolve any discrepancies to ensure that all shares entitled to vote will be voted. For shares held in all other client accounts, the Proxy Administrator downloads electronic files from the applicable proxy voting service that contain information regarding company meetings and proxy proposals and the accounts and shares of record held by Harris clients. The Proxy Administrator reconciles this information with the firm's own records in order to ensure that all shares entitled to vote will be voted.

The Proxy Administrator casts votes electronically through the proxy voting services. Any votes that cannot be cast through either system are voted online by the Proxy Administrator using proxyvote.com and then input to the proxy voting service system for recordkeeping and reporting.

Recordkeeping and Reporting. Harris will maintain records of proxy voting proposals received, records of votes cast on behalf of clients, and any documentation material to a proxy voting decision as required by law. Upon request, or on an annual basis for ERISA accounts, Harris will provide clients with the proxy voting record for that client's account. Beginning in August 2004, on an annual basis, Harris will make available the voting record for The Oakmark Funds for the previous one-year period ended June 30/th/.

               Jennison Associates LLC Proxy Voting Policy Summary

Jennison Associates LLC ("Jennison") actively manages publicly traded equity securities and fixed income securities. Jennison's policy is to ensure that all proxies are voted in the best interests of its clients and that material conflicts of interests between Jennison and its clients do not influence the voting of proxies. Proxies are voted with the primary goal of achieving the long-term maximum economic benefit for the participants and beneficiaries of client accounts. Secondary consideration is given to the public and social value of each issue. Jennison evaluates each proxy on its individual merits on a case-by-case basis. However, in general terms, Jennison typically votes with management on routine matters such as uncontested election of directors and appointment of auditors. With respect to non-routine matters such as mergers, reorganizations, and executive compensation plans the financial impact of such proposals are reviewed on a case-by-case basis. Proxies are referred to members of the Jennison Proxy Committee for individual consideration.

In order to ensure that material conflicts of interests have not influenced Jennison's voting process, Jennison has implemented a process to identify such conflicts, document voting decisions where such conflicts are deemed to exist and to review such votes. Members of Jennison's Proxy Committee review the decisions to be made with respect to the voting of such proxies. In addition, these votes are reviewed by a committee comprised of senior business executives and regulatory personnel of Jennison and its affiliated asset management unit, Prudential Investment Management, Inc. This committee also has a role in identifying material conflicts that may affect Jennison due to Prudential's ownership of Jennison.

                            SUMMARY OF LOOMIS SAYLES
                      PROXY VOTING POLICIES AND PROCEDURES

      Loomis Sayles utilizes the services of a third party, Institutional Shareholder Services ("ISS"), in researching and voting proxies for those accounts and funds for which Loomis Sayles has voting authority. ISS has a copy of Loomis Sayles' proxy voting policy and provides vote recommendations to Loomis Sayles based on the firm's policy and ISS's own research. All issues presented for shareholder vote will be considered by the Proxy Committee and, when necessary, the equity analyst following the company. Loomis Sayles will generally follow ISS's recommendation, unless it deviates from the firm's express policy of the Proxy Committee determines that the shareholders best interests are served by voting otherwise.

      In addition to reviewing the ISS recommendations and directing ISS how to vote, the Proxy Committee also: (1) reviews and updates the firm's policies and procedures; (2) consults with portfolio managers and analysts; and (3) meets at least annually to discuss any issues that relate to proxy policies and voting.

      Loomis Sayles strives to ensure that proxies are voted in our clients' best interest and are not affected by any possible conflicts of interest by following the pre-determined policies set forth in the proxy voting manual, or, where the manual allows for discretion, generally relying on the recommendations of ISS. If the firm's manual allows for discretion on a particular proposal and the Proxy Committee determines that ISS's recommendation is not in the best interests of the shareholders, then the Proxy Committee may use its discretion to vote against the ISS recommendation, but only after conducting a review to determine if any material conflict of interest exists, and where a material conflict exists, excluding anyone at Loomis Sayles who is subject to that conflict of interest from participating in the voting decision in any way, including providing information, opinions or recommendations to the Proxy Committee.

             MFS FUNDS GENERAL DESCRIPTION OF PROXY VOTING POLICIES

      The Board of Trustees and the Board of Managers of the investment companies (the "MFS Funds") advised by MFS Investment Management ("MFS") have delegated to MFS the right and obligation to vote proxies for shares that are owned by the MFS Funds, in accordance with MFS' proxy voting policies and procedures (the "MFS Proxy Policies"). The Trustees and the Managers remain ultimately responsible for overseeing the voting of proxies on behalf of the MFS Funds.

      The MFS Proxy Policies have been designed to ensure that proxies are voted in what MFS believes to be the best long-term economic interests of the MFS Funds. MFS shall carry out its duties under the MFS Proxy Policies in a manner consistent with MFS' fiduciary obligations to the MFS Funds. The MFS Proxy Policies have been designed to address any potential material conflicts of interest on the part of MFS or its affiliates that could arise in connection with the voting of proxies on behalf of the MFS Funds. MFS shall be mindful of any and all potential material conflicts of interest that could arise in the voting of these proxies, shall identify, analyze, document and report on any such potential conflicts, and shall ultimately vote these proxies in what MFS believes to be in the best long-term economic interests of the MFS Funds.

      MFS has carefully reviewed matters that in recent years have been presented for shareholder vote, by either management or shareholders of public companies. Based on the guiding principle that all votes made by MFS on behalf of the MFS Funds must be in what MFS believes to be in the best long-term economic interests of the MFS Funds, MFS has adopted detailed proxy voting guidelines (the "Guidelines") that govern how MFS generally plans to vote on specific matters presented for shareholder vote.

      MFS reserves the right to override the Guidelines with respect to a particular shareholder vote when such an override is, in MFS' best judgment, consistent with the guiding principle of voting proxies in the best long-term economic interests of the MFS Funds. In addition, there may be situations involving matters presented for shareholder vote that are not clearly governed by the Guidelines, such as proposed mergers and acquisitions. The MFS Proxy Policies set forth specific procedures that are designed to ensure that voting decisions in these situations are made in what MFS believes to be in the best long-term economic interests of the MFS Funds, and not in the interests of any other party or in MFS' corporate interests, such as the distribution of MFS Fund shares, administration of 401(k) plans, and institutional relationships.

      Periodically, MFS will report the results of its voting to the Board of Trustees and Board of Managers of the MFS Funds. These reports will include: (i) a listing of how votes were cast; (ii) a review of situations where MFS did not vote in accordance with the Guidelines and the rationale therefor; (iii) a review of the procedures used by MFS to identify material conflicts of interest; and (iv) a review of the MFS Proxy Policies and the Guidelines and, as necessary or appropriate, any proposed modifications thereto to reflect new developments in corporate governance and other issues. Based on these reviews, the Trustees and Managers of the MFS Funds will consider possible modifications to the MFS Proxy Policies to the extent necessary or advisable.

      MFS' policies include:

      A. Voting Guidelines;

      B. Administrative Procedures; and

      C. Records Retention and Reports.

A.    VOTING GUIDELINES

      The Guidelines have been established by MFS for recurring issues that appear on proxies. The Guidelines are simply that - guidelines. Each proxy item is considered on a case-by-case basis, in light of all relevant facts and circumstances, and there may be instances in which MFS may vote proxies in a manner different from the Guidelines. The following is a summary of the significant Guidelines.

      Non-Salary Compensation Programs

      MFS votes against option programs for officers, employees or non-employee directors that do not require an investment by the optionee, that give "free rides" on the stock price, or that permit grants of restricted stock at deep discounts to fair market value. MFS generally votes against stock option plans which involve stock appreciation rights or the use of unexercised options to "buy" stock.

      MFS opposes plans that provide unduly generous compensation for officers, directors or employees, or could result in excessive dilution to other shareholders. As a general guideline, MFS votes against stock option plans if all such plans for a particular company involve potential dilution, in the aggregate, of more than 15%. Stock option plans that include options for consultants and other third parties not involved in the management of the company generally are opposed by MFS.

      "Golden Parachutes"

      From time to time, shareholders of companies have submitted proxy proposals that would require shareholder approval of any severance packages for executive officers that exceed certain predetermined thresholds. MFS votes in favor of such shareholder proposals when they would require shareholder approval of any severance package for an executive officer that exceeds a certain percentage of such officer's annual compensation.

      Anti-Takeover Measures

      In general, MFS votes against any measure that inhibits capital appreciation in a stock, including a possible takeover and any proposal that protects management from action by shareholders. These types of proposals take many forms, ranging from "poison pills" and "shark repellents" to board classification and super-majority requirements.

      Reincorporation and Reorganization Proposals

      When presented with a proposal to reincorporate a company under the laws of a different state, or to effect some other type of corporate reorganization, MFS considers the underlying purpose and ultimate effect of such a proposal in determining whether or not to support such a measure. While MFS generally votes in favor of management proposals that it believes are in the best long-term economic interests of its clients, MFS may oppose such a measure if, for example, the intent or effect would be to create additional inappropriate impediments to possible acquisitions or takeovers.

      Dilution

      There are many reasons for issuance of stock and most are legitimate. As noted above under "Non-Salary Compensation Programs", when a stock option plan (either individually or when aggregated with other plans of the same company) would substantially dilute the existing equity, MFS generally votes against the plan. In addition, MFS votes against proposals where management is asking for authorization to issue common or preferred stock with no reason stated (a "blank check") because the unexplained authorization could work as a potential anti-takeover device.

      Confidential Voting

      MFS votes in favor of proposals to ensure that shareholder voting results are kept confidential. For example, MFS supports proposals that would prevent management from having access to shareholder voting information that is compiled by an independent proxy tabulation firm.

      Independence of Boards of Directors and Committees Thereof

      While MFS acknowledges the potential benefits of a company's inclusion of directors who are "independent" from management, MFS generally opposes shareholder proposals that would require that a majority (or a "super-majority") of a company's board be comprised of "independent" directors. Such proposals could inappropriately reduce a company's ability to engage in certain types of transactions, could result in the exclusion of talented directors who are not deemed "independent", or could result in the unnecessary addition of additional "independent" directors to a company's board. However, in view of the special role and responsibilities of various committees of a board of directors, MFS supports proposals that would require that the Audit, Nominating and Compensation Committees be comprised entirely of directors who are deemed "independent" of the company.

      Best Practices Standards

      Best practices standards have rapidly evolved in the corporate governance areas as a result of recent corporate failures, the Sarbanes-Oxley Act of 2002 and revised listing standards on major stock exchanges. MFS generally supports these changes. However, many issues are not publicly registered, are not subject to these enhanced listing standards or are not operating in an environment that is comparable to that in the United States. In reviewing proxy proposals under these circumstances, MFS votes for proposals that enhance standards of corporate governance so long as it believes that -- within the circumstances of the environment within which the issuers operate

- the proposal is consistent with the best long-term economic interests of the MFS Funds.

     Foreign Issuers - Share Blocking

     In accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting ("share blocking"). Due to these restrictions, MFS must balance the benefits to the MFS Funds of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. For companies in countries with potentially long block periods, the disadvantage of being unable to sell the stock regardless of changing conditions generally outweighs the advantages of voting at the shareholder meeting for routine items. Accordingly, MFS generally will not vote those proxies in the absence of an unusual, significant vote. Conversely, for companies domiciled in countries with very short block periods, MFS generally will continue to cast votes in accordance with the MFS Proxy Policies.

     Social Issues

     There are many groups advocating social change, and many have chosen the publicly-held corporation as a vehicle for their agenda. Common among these are resolutions requiring the corporation to refrain from investing or conducting business in certain countries, to adhere to some list of goals or principles (e.g., environmental standards) or to report on various activities. MFS votes against such proposals unless their shareholder-oriented benefits will outweigh any costs or disruptions to the business, including those that use corporate resources to further a particular social objective outside the business of the company or when no discernible shareholder economic advantage is evident.

     The laws of various states may regulate how the interests of certain clients subject to those laws are voted.

B.   ADMINISTRATIVE PROCEDURES

     1.   MFS Proxy Review Group

          The administration of the MFS Proxy Policies is overseen by the MFS Proxy Review Group, which includes senior MFS Legal Department officers and MFS' Proxy Consultant. The MFS Proxy Review Group:

          a. Reviews the MFS Proxy Policies and the Guidelines at least annually and recommends any amendments considered to be necessary or advisable;

          b. Determines whether any material conflicts of interest exist with respect to instances in which (i) MFS seeks to override the Guidelines and (ii) votes not clearly governed by the Guidelines; and

          c. Considers special proxy issues as they may arise from time to time.

     2.   Potential Conflicts of Interest

          The MFS Proxy Review Group is responsible for monitoring potential material conflicts of interest on the part of MFS or its affiliates that could arise in connection with the voting of proxies on behalf of the MFS Funds. Any attempt to influence MFS' voting on a particular proxy matter should be reported to the MFS Proxy Review Group. The MFS Proxy Consultant will assist the MFS Proxy Review Group in carrying out these responsibilities.

          In cases where proxies are voted in accordance with the MFS Proxy Policies and the Guidelines, no conflict of interest will be deemed to exist. In cases where (i) MFS is considering overriding such Policies and Guidelines, or (ii) matters presented for vote are not clearly governed by such Policies and Guidelines, the MFS Proxy Review Group and the MFS Proxy Consultant will follow these procedures:

          a. Compare the name of the issuer of such proxy against a list of significant current and potential (i) distributors of MFS Fund shares, (ii) retirement plans administered by MFS, and (iii) MFS institutional clients (the "MFS Significant Client List");

          b. If the name of the issuer does not appear on the MFS Significant Client List, then no material conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Review Group;

          c. If the name of the issuer appears on the MFS Significant Client List, then the MFS Proxy

              Review Group will carefully evaluate the proposed votes in order to ensure that the proxy ultimately is voted in what MFS believes to be the best long-term economic interests of MFS' clients, and not in MFS' corporate interests; and

          d. For all potential material conflicts of interest identified under clause (c) above, the MFS Proxy Review Group will document: the name of the issuer, the issuer's relationship to MFS, the analysis of the matters submitted for proxy vote, and the basis for the determination that the votes ultimately were cast in what MFS believes to be the best long-term economic interests of MFS' clients, and not in MFS' corporate interests.

     3.   Gathering Proxies

          MFS, on behalf of itself and the MFS Funds, has entered into an agreement with an independent proxy administration firm (the "Proxy Administrator") pursuant to which the Proxy Administrator performs various proxy vote processing and recordkeeping functions for the MFS Funds. The Proxy Administrator does not make recommendations to MFS as to how to vote any particular item. The Proxy Administrator receives proxy statements and proxy cards directly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund portfolio holdings, which are input into the Proxy Administrator's system by an MFS holdings datafeed.

     4.   Analyzing Proxies

          After input into the Proxy Administrator system, proxies which are deemed to be completely routine (e.g., those involving only uncontested elections of directors, appointments of auditors, and/or employee stock purchase plans)/1/ are automatically voted in accordance with the Guidelines by the Proxy Administrator without being sent to either the MFS Proxy Consultant or the MFS Proxy Review Group for further review. Proxies that pertain only to merger and acquisition proposals are forwarded initially to an appropriate MFS portfolio manager or research analyst for his or her recommendation. All proxies that are reviewed by either the MFS Proxy Consultant or a portfolio manager or analyst are then forwarded with the corresponding recommendation to the MFS Proxy Review Group.

          Recommendations with respect to voting on non-routine issues are generally made by the MFS Proxy Consultant in accordance with the Guidelines and all other relevant materials. His or her recommendation as to how each proxy proposal should be voted is indicated on copies of proxy cards, including his or her rationale on significant items. These cards are then forwarded to the MFS Proxy Review Group.

          As noted above, MFS reserves the right to override the Guidelines when such an override is, in MFS' best judgment, consistent with the guiding principle of voting proxies in the best long-term economic interests of the MFS Funds. Any such override of the Guidelines shall be examined, explained and reported in accordance with the procedures set forth in the MFS Proxy Policies.

     5.   Voting Proxies

          After the proxy card copies are reviewed, they are voted electronically through the Proxy Administrator's system. In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Consultant and the MFS Proxy Review Group, and makes available on-line various other types of information so that the MFS Proxy Review Group and the MFS Proxy Consultant may monitor the votes cast by the Proxy Administrator on behalf of the MFS Funds.

     6.   Monitoring System

          It is the responsibility of the Proxy Administrator and MFS' Proxy Consultant to monitor the proxy voting process. As noted above, when proxy materials for the MFS Funds are received, they are forwarded

________
/1/ Proxies for foreign companies often contain significantly more voting items than those of U.S. companies. Many of these items on foreign proxies involve repetitive, non-controversial matters that are mandated by local law. Accordingly, there is an expanded list of items that are deemed routine (and therefore automatically voted in favor for foreign issuers, including the following: (i) receiving financial statements or other reports from the board;
(ii) approval of declarations of dividends; (iii) appointment of shareholders to sign board meeting minutes; (iv) the discharge of management and supervisory boards; and (v) approval of share repurchase programs.

     to the Proxy Administrator and are input into the Proxy Administrator's system. Additionally, through an interface with the portfolio holdings database of the MFS Funds, the Proxy Administrator matches a list of all MFS Funds which hold shares of a company's stock and the number of shares held on the record date with the Proxy Administrator's listing of any upcoming shareholder's meeting of that company.

C.   RECORDS RETENTION AND REPORTS

     MFS will retain copies of the MFS Proxy Policies in effect from time to time and will retain all proxy voting reports submitted to the Board of Trustees and Board of Managers of the MFS Funds for a period of six years. Proxy solicitation materials, including electronic versions of the proxy cards completed by the MFS Proxy Consultant and the MFS Proxy Review Group, together with their respective notes and comments, are maintained in an electronic format by the Proxy Administrator and are accessible on-line by the MFS Proxy Consultant and the MFS Proxy Review Group. All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator's system as to proxies processed, the dates when proxies were received and returned, and the votes on each company's proxy issues, are retained for six years. As noted above in the introductory paragraphs, periodically MFS will report the results of its voting to the Board of Trustees and Board of Managers of the MFS Funds.

            Metropolitan Life Insurance Company Proxy Voting Policies

     Metropolitan Life Insurance Company ("MetLife") has adopted policies and procedures (the "Voting Policies") that it uses on the Portfolio's behalf to vote proxies related to securities owned by the Portfolio. The Voting Policies have been designed to ensure that proxies are voted in the best interests of MetLife's clients, including the Portfolio, in accordance with Rule 206(4)-6 of the Investment Advisers Act of 1940 and other applicable law. The guiding principle by which MetLife votes on matters submitted to security holders is the maximization of economic value of its clients' holdings.

     MetLife has reviewed matters that in recent years have been presented for shareholder vote by either management or shareholders of public companies. Based on the guiding principle that all votes made by MetLife on behalf of its clients must be made in the best interest of its clients and with the intent to maximize the economic value of its holdings, MetLife has adopted detailed proxy voting guidelines (the "Guidelines") that set forth how MetLife plans to vote on specific matters presented for shareholder vote. The Guidelines are the governing position on any matter specifically addressed by the Guidelines.

     Certain aspects of the administration of the Voting Policies are governed by a Proxy Policy Committee of MetLife (the "Committee"), comprised of senior investment personnel, and legal and compliance personnel. Among the members of the Committee is the Managing Director of Third Party Asset Management (the "Managing Director").

     MetLife has retained Investor Responsibility Research Center ("IRRC") to handle the administrative aspects of voting proxies for the accounts of its clients. IRRC monitors the accounts and their holdings to be sure that proxies are received and votes are cast.

     Because the Guidelines have been pre-established by MetLife, application of the Guidelines to vote proxies should address possible material conflicts of interest. MetLife, however, reserves the right to override the Guidelines with respect to a particular shareholder vote when, taking into consideration all relevant facts and circumstances at the time of the vote, such an override is consistent with the guiding principle of maximizing economic value for the Portfolio. In addition, there may be situations involving matters presented for shareholder vote that are not governed by the Guidelines (any such vote being a "Special Vote"). In connection with any override or Special Vote, a determination is made by MetLife's Ethics and Compliance Group whether there is any material conflict of interest between MetLife, on the one hand, and the Portfolios, on the other. Overrides and Special Votes are subject to specific procedures designed to ensure that voting decisions are not influenced by material conflicts of interest.

     Whenever a material conflict of interest between the Portfolio's shareholders and MetLife or anyone affiliated with MetLife is identified in connection with an override or a Special Vote, the Managing Director will call a special meeting of the Committee and present the matter to the Committee for consideration. As part of its deliberations, the Committee will review all information pertinent to the proposed vote, the issuer, the material conflict of interest, and any other information provided by IRRC and the Managing Director. After reviewing the relevant information, the Committee will arrive at a decision based on the guiding principle of seeking the maximization of the economic value of its clients' holdings.

     MetLife's Voting Policies are subject to change at any time without notice.

                              NEUBERGER BERMAN, LLC

                        NEUBERGER BERMAN MANAGEMENT INC.

                      PROXY VOTING POLICIES AND PROCEDURES

                        Non-Socially Responsible Clients

I.  Introduction and General Principles

A. Neuberger Berman, LLC and Neuberger Berman Management Inc. (collectively, "NB") have been delegated the authority and responsibility to vote the proxies of their respective investment advisory clients, including both ERISA and non-ERISA clients.

B. NB understands that proxy voting is an integral aspect of investment management. Accordingly, proxy voting must be conducted with the same degree of prudence and loyalty accorded any fiduciary or other obligation of an investment manager.

C. NB believes that the following policies and procedures are reasonably expected to ensure that proxy matters are conducted in the best interest of clients, in accordance with NB's fiduciary duties, applicable rules under the Investment Advisers Act of 1940 and fiduciary standards and responsibilities for ERISA clients set out in Department of Labor interpretations.

D. In instances where NB does not have authority to vote client proxies, it is the responsibility of the client to instruct the relevant custody bank or banks to mail proxy material directly to such client.

E. In all circumstances, NB will comply with specific client directions to vote proxies, whether or not such client directions specify voting proxies in a manner that is different from NB's policies and procedures.

F. There may be circumstances under which NB may abstain from voting a client proxy for cost reasons (e.g., non-U.S. securities). NB understands that it must weigh the costs and benefits of voting proxy proposals relating to foreign securities and make an informed decision with respect to whether voting a given proxy proposal is prudent and solely in the interests of the client and, in the case of an ERISA client, the plan's participants and beneficiaries. NB's decision in such circumstances will take into account the effect that the proxy vote, either by itself or together with other votes, is expected to have on the value of the client's investment and whether this expected effect would outweigh the cost of voting.

II. Responsibility and Oversight

A. NB has designated a Proxy Committee with the responsibility for administering and overseeing the proxy voting process, including:

    (1) developing, authorizing, implementing and updating NB's policies and procedures;

   (2) overseeing the proxy voting process; and

   (3) engaging and overseeing any third-party vendors as voting delegate to review, monitor and/or vote proxies.

B. Such Proxy Committee will meet as frequently and in such manner as necessary or appropriate to fulfill its responsibilities.

C. The members of the Proxy Committee will be appointed from time to time and will include the Chief Investment Officer, a senior portfolio manager and senior members of the Legal and Compliance and Portfolio Administration Departments.

D. In the event that one or more members of the Proxy Committee are not independent with respect to a particular matter, the Proxy Committee shall appoint an independent subcommittee of the Proxy Committee, which will have full authority to act upon such matter.

III. Proxy Voting Guidelines

A. NB has determined that, except as set forth below, proxies will be voted in accordance with the voting recommendations contained in the applicable domestic or global ISS Proxy Voting Manual, as in effect from time to time. A summary of the current applicable ISS proxy voting guidelines is attached to these NB Voting Policies and Procedures as Exhibit A.

B. Except as set forth in Section III, Paragraph D below, in the event the foregoing proxy voting guidelines do not address how a proxy should be voted, the proxy will be voted in accordance with ISS recommendations. In the event that ISS refrains from making a recommendation, the Proxy Committee will follow the procedures set forth in Section V, Paragraph D.

C. There may be circumstances under which the Chief Investment Officer, a portfolio manager or other NB investment professional ("NB Investment Professional") believes that it is in the best interest of a client or clients to vote proxies in a manner inconsistent with the foregoing proxy voting guidelines or in a manner inconsistent with ISS recommendations. In such event, the procedures set forth in Section V, Paragraph C will be followed.

IV.  Proxy Voting Procedures

A. NB will vote client proxies in accordance with a client's specific request even if it is in a manner inconsistent with NB's policies and procedures. Such specific requests must be made in writing by the individual client or by an authorized officer, representative or named fiduciary of a client.

B. At the recommendation of the Proxy Committee, NB has engaged ISS as its voting delegate to:

(1) research and make voting determinations in accordance with the proxy voting guidelines described in Section III;

(2) vote and submit proxies in a timely manner;

(3) handle other administrative functions of proxy voting;

(4) maintain records of proxy statements received in connection with proxy votes and provide copies of such proxy statements promptly upon request;

(5) maintain records of votes cast; and

(6) provide recommendations with respect to proxy voting matters in general.

C. Except in instances where clients have retained voting authority, NB will instruct custodians of client accounts to forward all proxy statements and materials received in respect of client accounts to ISS.

D. Notwithstanding the foregoing, NB retains final authority and fiduciary responsibility for proxy voting.

V. Conflicts of Interest

A. NB has obtained a copy of ISS Policies, Procedures and Practices regarding potential conflicts of interest that could arise in ISS proxy voting services to NB as a result of business conducted by ISS. NB believes that potential conflicts of interest by ISS are minimized by these Policies, Procedures and Practices, a copy of which is attached hereto as Exhibit B.

B. As ISS will vote proxies in accordance with the proxy voting guidelines described in Section III or as ISS recommends, NB believes that this process is reasonably designed to address material conflicts of interest that may arise between NB and a client as to how proxies are voted.

C. In the event that an NB Investment Professional believes that it is in the best interest of a client or clients to vote proxies in a manner inconsistent with the proxy voting guidelines described in Section III or in a manner inconsistent with ISS recommendations, such NB Investment Professional will contact a member of the Proxy Committee and complete and sign a questionnaire in the form adopted by the Proxy Committee from time to time. Such questionnaire will require specific information, including the reasons the NB Investment Professional believes a proxy vote in this manner is in the best interest of a client or clients and disclosure of specific ownership, business or personal relationship or other matters that may raise a potential material conflict of interest between NB and the client with respect to the voting of the proxy in that manner.

The Proxy Committee will review the questionnaire completed by the NB Investment Professional and consider such other matters as it deems appropriate to determine that there is no material conflict of interest between NB and the client with respect to the voting of the proxy in that manner. The Proxy Committee shall document its consideration of such other matters in a form adopted by the Proxy Committee from time to time.

In the event that the Proxy Committee determines that such vote will not present a material conflict between NB and the client, the Proxy Committee will make a determination whether to vote such proxy as recommended by the NB Investment Professional. In the event of a determination to vote the proxy as recommended by the NB Investment Professional, an authorized member of the Proxy Committee shall instruct ISS to vote in such manner with respect to such client or clients.

In the event that the Proxy Committee determines that the voting of a proxy as recommended by the NB Investment Professional presents a material conflict of interest between NB and the client or clients with respect to the voting of the proxy, the Proxy Committee shall: (i) take no further action, in which case ISS shall vote such proxy in accordance with the proxy voting guidelines described in Section III or as ISS recommends; (ii) disclose such conflict to the client or clients and obtain written direction from the client as to how to vote the proxy; (iii) suggest that the client or clients engage another party to determine how to vote the proxy; or (iv) engage another independent third party to determine how to vote the proxy.

D. In the event that the proxy voting guidelines described in Section III do not address how a proxy should be voted and ISS refrains from making a recommendation as to how such proxy should be voted, the Proxy Committee will make a determination as to how the proxy should be voted. After determining how it believes the proxy should be voted, the Proxy Committee will consider such matters as it deems appropriate to determine that there is no material conflict of interest between NB and the client or clients with respect to the voting of the proxy in that manner. The Proxy Committee shall document its consideration of such matters in a form adopted by the Proxy Committee from time to time.

In the event that the Proxy Committee determines that such vote will not present a material conflict between NB and the client, an authorized member of the Proxy Committee shall instruct ISS to vote in such manner with respect to such client or clients.

In the event that the Proxy Committee determines that such vote presents a material conflict of interest between NB and the client or clients with respect to the voting of the proxy, the Proxy Committee shall: (i) disclose such conflict to the client or clients and obtain written direction from the client as to vote the proxy; (ii) suggest that the client or clients engage another party to determine how proxies should be voted; or (iii) engage another independent third party to determine how proxies should be voted.

E.  Material conflicts cannot be resolved by simply abstaining from voting.

VI. Recordkeeping

NB will maintain records relating to the implementation of these proxy voting policies and procedures, including:

    (1) a copy of these policies and procedures which shall be made available to clients, upon request;

    (2) proxy statements received regarding client securities (which will be satisfied by relying on EDGAR or ISS);

    (3) a record of each vote cast (which ISS maintains on NB's behalf);

    (4) a copy of each questionnaire completed by any NB Investment Professional under Section V above;

    (5) any other document created by NB that was material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision; and

    (6) each written client request for proxy voting records and NB's written response to any client request (written or oral) for such records.

Such proxy voting books and records shall be maintained in an easily accessible place for a period of five years, the first two by the Proxy Committee member who represents the Portfolio Administration Department.

VII. Disclosure

Except as otherwise required by law, NB has a general policy of not disclosing to any issuer or third party how NB or its voting delegate voted a client's proxy.

May 2003

Proxy Committee as of May 2003

Jack L. Rivkin     Chief Investment Officer
Judith Vale        Portfolio Manager
Ellen Metzger      Legal and Compliance
Vincent Pecoraro   Portfolio Administration

                                    EXHIBIT A

ISS Proxy Voting Guidelines Summary

The following is a concise summary of ISS's proxy voting policy guidelines.

1. Auditors

Vote FOR proposals to ratify auditors, unless any of the following apply:

     . An auditor has a financial interest in or association with the company, and is therefore not independent
     .    Fees for non-audit services are excessive, or
     . There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

2. Board of Directors

Voting on Director Nominees in Uncontested Elections
Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: independence of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance, responsiveness to shareholder proposals, any egregious board actions, and any excessive non-audit fees or other potential auditor conflicts.

Classification/Declassification of the Board
Vote AGAINST proposals to classify the board.
Vote FOR proposals to repeal classified boards and to elect all directors annually.

Independent Chairman (Separate Chairman/CEO)
Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, certain factors should be taken into account in determining whether the proposal warrants support. These factors include the presence of a lead director, board and committee independence, governance guidelines, company performance, and annual review by outside directors of CEO pay.

Majority of Independent Directors/Establishment of Committees
Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS's definition of independence.

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

3. Shareholder Rights

Shareholder Ability to Act by Written Consent
Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent. Vote FOR proposals to allow or make easier shareholder action by written consent.

Shareholder Ability to Call Special Meetings
Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings. Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

Supermajority Vote Requirements
Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote requirements.

Cumulative Voting
Vote AGAINST proposals to eliminate cumulative voting.
Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company's other governance provisions.

Confidential Voting
Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived. Vote FOR management proposals to adopt confidential voting.

4. Proxy Contests

Voting for Director Nominees in Contested Elections
Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management's track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE. Where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

5. Poison Pills
Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill and management proposals to ratify a poison pill.

6. Mergers and Corporate Restructurings

Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

7. Reincorporation Proposals

Proposals to change a company's state of incorporation should be evaluated on a CASEBY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

8. Capital Structure

Common Stock Authorization
Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS. Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

Dual-class Stock

Vote AGAINST proposals to create a new class of common stock with superior voting rights. Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:
     . It is intended for financing purposes with minimal or no dilution to current shareholders
     . It is not designed to preserve the voting power of an insider or significant shareholder

9. Executive and Director Compensation

Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. Our methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC's rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered long with dilution to voting power. Once ISS determines the estimated cost of the plan, we compare it to a company-specific dilution cap.

Vote AGAINST equity plans that explicitly permit repricing or where the company has a history of repricing without shareholder approval.

Management Proposals Seeking Approval to Reprice Options
Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

     .    Historic trading patterns
     .    Rationale for the repricing
     .    Value-for-value exchange
     .    Option vesting
     .    Term of the option
     .    Exercise price
     .    Participation

Employee Stock Purchase Plans
Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis. Vote FOR employee stock purchase plans where all of the following apply:

     .    Purchase price is at least 85 percent of fair market value
     .    Offering period is 27 months or less, and
     .    Potential voting power dilution (VPD) is ten percent or less.

Vote AGAINST employee stock purchase plans where any of the opposite conditions obtain.

Shareholder Proposals on Compensation
Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

10. Social and Environmental Issues

These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.

In general, vote CASE-BY-CASE. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

Concise Global Proxy Voting Guidelines

Following is a concise summary of general policies for voting global proxies. In addition, ISS has country- and market-specific policies, which are not captured below.

     A.   Financial Results/Director and Auditor Reports

Vote FOR approval of financial statements and director and auditor reports, unless:
     . there are concerns about the accounts presented or audit procedures used; or
     . the company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Appointment of Auditors and Auditor Compensation
Vote FOR the reelection of auditors and proposals authorizing the board to fix auditor fees, unless:
     . there are serious concerns about the accounts presented or the audit procedures used;
     .    the auditors are being changed without explanation; or
     . nonaudit-related fees are substantial or are routinely in excess of standard annual audit fees.
Vote AGAINST the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company. ABSTAIN if a company changes its auditor and fails to provide shareholders with an explanation for the change.

Appointment of Internal Statutory Auditors
Vote FOR the appointment or reelection of statutory auditors, unless:
     . there are serious concerns about the statutory reports presented or the audit procedures used;
     . questions exist concerning any of the statutory auditors being appointed; or
     . the auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Allocation of Income
Vote FOR approval of the allocation of income, unless:
     . the dividend payout ratio has been consistently below 30 percent without adequate explanation; or
     .    the payout is excessive given the company's financial position.

Stock (Scrip) Dividend Alternative
Vote FOR most stock (scrip) dividend proposals.
Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Amendments to Articles of Association
Vote amendments to the articles of association on a CASE-BY-CASE basis.

Change in Company Fiscal Term
Vote FOR resolutions to change a company's fiscal term unless a company's motivation for the change is to postpone its AGM.

Lower Disclosure Threshold for Stock Ownership
Vote AGAINST resolutions to lower the stock ownership disclosure threshold below five percent unless specific reasons exist to implement a lower threshold.

Amend Quorum Requirements
Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

Transact Other Business
Vote AGAINST other business when it appears as a voting item.

Director Elections
Vote FOR management nominees in the election of directors, unless:
     . there are clear concerns about the past performance of the company or the board; or
     .    the board fails to meet minimum corporate governance standards.
Vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities. Vote AGAINST shareholder nominees unless they demonstrate a clear ability to contribute positively to board deliberations.
Vote AGAINST individual directors if they cannot provide an explanation for repeated absences at board meetings (in countries where this information is disclosed)

Director Compensation
Vote FOR proposals to award cash fees to nonexecutive directors unless the amounts are excessive relative to other companies in the country or industry. Vote nonexecutive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis. Vote proposals that bundle compensation for both nonexecutive and executive directors into a single resolution on a CASE-BY-CASE basis.
Vote AGAINST proposals to introduce retirement benefits for nonexecutive directors.

Discharge of Board and Management
Vote FOR discharge of the board and management, unless:
     . there are serious questions about actions of the board or management for the year in question; or
     .    legal action is being taken against the board by other shareholders.

Director, Officer, and Auditor Indemnification and Liability Provisions
Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis. Vote AGAINST proposals to indemnify auditors.

Board Structure

Vote FOR proposals to fix board size.
Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.
Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

Share Issuance Requests

General Issuances:
Vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital. Vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.

Specific Issuances:
Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

Increases in Authorized Capital
Vote FOR nonspecific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding. Vote FOR specific proposals to increase authorized capital to any amount, unless:
     . the specific purpose of the increase (such as a share-based acquisition or merger) does not meet ISS guidelines for the purpose being proposed; or
     . the increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances (and less than 25 percent for companies in Japan).
Vote AGAINST proposals to adopt unlimited capital authorizations.

Reduction of Capital
Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders. Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BYCASE basis.

Capital Structures
Vote FOR resolutions that seek to maintain or convert to a one share, one vote capital structure.
Vote AGAINST requests for the creation or continuation of dual class capital structures or the creation of new or additional supervoting shares.

Preferred Stock
Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets ISS's guidelines on equity issuance requests.

Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares. Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

Debt Issuance Requests
Vote nonconvertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.
Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets ISS's guidelines on equity issuance requests. Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

Pledging of Assets for Debt
Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.

Increase in Borrowing Powers
Vote proposals to approve increases in a company's borrowing powers on a CASE-BY-CASE basis.

Share Repurchase Plans:
Vote FOR share repurchase plans, unless:
     .    clear evidence of past abuse of the authority is available; or
     .    the plan contains no safeguards against selective buybacks.

Reissuance of Shares Repurchased:
Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

Capitalization of Reserves for Bonus Issues/Increase In Par Value:
Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

Reorganizations/Restructurings:
Vote reorganizations and restructurings on a CASE-BY-CASE basis.

Mergers and Acquisitions:
Vote FOR mergers and acquisitions, unless:
     . the impact on earnings or voting rights for one class of shareholders is disproportionate to the relative contributions of the group; or

     . the company's structure following the acquisition or merger does not reflect good corporate governance.
Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.

ABSTAIN if there is insufficient information available to make an informed voting decision.

Mandatory Takeover Bid Waivers:
Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.

Reincorporation Proposals:
Vote reincorporation proposals on a CASE-BY-CASE basis.

Expansion of Business Activities:
Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.

Related-Party Transactions:
Vote related-party transactions on a CASE-BY-CASE basis.

Compensation Plans:
Vote compensation plans on a CASE-BY-CASE basis.

Antitakeover Mechanisms:
Vote AGAINST all antitakeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

Shareholder Proposals:
Vote all shareholder proposals on a CASE-BY-CASE basis.
Vote FOR proposals that would improve the company's corporate governance or business profile at a reasonable cost. Vote AGAINST proposals that limit the company's business activities or capabilities or result in significant costs being incurred with little or no benefit.

                                    EXHIBIT B

                  Policies, Procedures and Practices Regarding
                         Potential Conflicts of Interest

Although ISS's proxy research covers more than 22,000 companies across 80 markets worldwide, it is rare that we encounter potential conflicts of interest that would preclude us from making a vote recommendation. By applying our voting policies consistently across proxy proposals and by issuing vote recommendations strictly according to policy, potential conflicts of interests are minimized.

Additionally, we believe that shareholders benefit when issuers use ISS products and services to craft proposals that are consistent with ISS's policies, but we are also aware of the potential conflicts of interest that exist between ISS's proxy advisory service, which provides proxy analyses and vote recommendations to institutional investors, and ISS's corporate services, which provides issuers with information on ISS voting policies.

To neutralize potential conflicts, ISS has adopted a number of policies and practices to guard against any possible conflicts of interest that could arise:

Regulatory Oversight--ISS is a Registered Investment Advisor and is subject to the regulatory oversight of the Securities and Exchange Commission under the Investment Advisers Act of 1940. Commission staff has performed audits of ISS, including ISS's policies and procedures with respect to potential conflicts.

Board Policy--The ISS Board of Directors resolved that the development and application of ISS's proxy voting policies, including without limitation the establishment of voting standards and policies and the making of vote recommendations, is and shall remain solely the responsibility of ISS's management and employees who shall at all times act in accordance with the standards set forth in ISS's Code of Conduct.

Ownership--ISS will recuse itself from making a vote recommendation in rare cases when an ISS ownership party is the sponsor of a shareholder proposal. When possible, ISS will attempt to engage a qualified third party to perform the proxy analysis and issue an independent recommendation to ISS clients.

Transparency of Voting Policies--ISS makes its proxy voting policies readily available to issuers and investors. The ISS Proxy Voting Manual, which describes all of ISS's policies and the analytical framework for making vote decisions on every major issue, is available to subscribing institutions and corporations.

Page Two

Policies, Procedures and Practices Regarding
Potential Conflicts of Interest

Full Disclosure--Sunlight is the best disinfectant. Therefore, each ISS corporate advisory relationship with an issuer is disclosed to all ISS institutional subscribers who receive a relevant proxy analysis. ISS policy requires every ISS proxy analysis to carry a disclosure statement if any goods or services were sold to the issuer (or were purchased on its behalf by any of the company's agents) within the past 12 months. This legend is added to the research document via a software program just prior to the delivery of the document. As such, the existence of the advisory arrangements is not revealed to the research analysts as they prepare vote recommendations for the meeting. This process insures that the analyst's objectivity won't be compromised. Upon request of a client, ISS will provide all of the details concerning the specific goods and services sold to the issuer, including the price.

Separate Staffs/Physical Separation--ISS maintains separate staffs for its corporate advisory and proxy analysis operations. The Domestic Research department prepares proxy analyses and vote recommendations. The Corporate Programs department analyzes draft proxies and provides issuers with insights regarding how investors may react to the proposal. These two departments are staffed and managed by different groups of individuals. To avoid accidental discovery of a corporate client, Corporate Programs uses segregated office equipment and information databases.

No Guarantees--Issuers purchasing corporate advisory services or access to a web-based product sign an agreement that acknowledges that utilization of such services in no way guarantees a positive vote recommendation from ISS's Proxy Advisory Service. (In fact, approximately 25 percent of all issuers who use ISS's services subsequently submit proposals that receive a negative recommendation from ISS's Proxy Advisory Service, a sure indicator that there is no quid pro quo.)

Blackout Period--Corporate Programs staff will only work with issuers or their representatives when no "live" voting issue is pending. Inquiries from issuers or their advisers that are received while ISS is actively preparing a proxy analysis are routed to the Domestic Research department. This "blackout period" runs from immediately after definitive proxy materials are filed with the SEC through the date of the shareholders' meeting.

No Backroom Deals--ISS requires issuers to provide written documentation--signed by an executive level manager--before it will incorporate any previously undisclosed information or data into a proxy analysis. These executed documents are referenced or reproduced in the proxy analysis and are available to clients upon request.

We manage all aspects of our business with the highest level of integrity and take extraordinary care to ensure that complete objectivity is maintained within our research and advisory operations.

                                                             Updated: April 2003

                                                                     May 6, 2003

                               Putnam Investments

                             Proxy Voting Procedures

Introduction and Summary

Many of Putnam's investment management clients have delegated to Putnam the authority to vote proxies for shares in the client accounts Putnam manages. Putnam believes that the voting of proxies can be an important tool for institutional investors to promote best practices in corporate governance and votes all proxies in the best interests of its clients as investors. In Putnam's view, strong corporate governance policies, most notably oversight by an independent board of qualified directors, best serve investors' interests. Putnam will vote proxies and maintain records of voting of shares for which Putnam has proxy voting authority in accordance with its fiduciary obligations and applicable law.

This memorandum sets forth Putnam's policies for voting proxies. It covers all accounts for which Putnam has proxy voting authority. These accounts are primarily US and international institutional accounts managed by The Putnam Advisory Company, L.L.C. and Putnam Fiduciary Trust Company. In addition they include sub-advised US mutual funds and smaller separate accounts managed under `wrap fee' programs by Putnam Investment Management, L.L.C. In addition, this memorandum sets forth Putnam's procedures for coordination of proxy voting for the Putnam mutual funds. The Trustees of the Putnam mutual funds have retained authority for voting proxies but refer many proxy issues to Putnam's investment professionals for advice.

Proxy Committee

Putnam has a Proxy Committee composed of senior professionals in the Investment Division. The co-heads of the Investment Division appoint the members of the Proxy Committee. The Proxy Committee is responsible for setting general policy as to proxies. Specifically, the Committee:

1. reviews these procedures and the Proxy Guidelines annually and approves any amendments considered to be advisable.

2   considers special proxy issues as they may from time to time arise.

Proxy Voting Administration

The Putnam Legal and Compliance Department administers Putnam's proxy voting through a Proxy Manager. (The Proxy Manager as of the date of these procedures is Victoria Card). Under the supervision of senior members of the Legal and Compliance Department the Proxy Manager has the following duties:

  1. annually prepares the Proxy Guidelines and distributes them to the Proxy Committee for review.

  2. coordinates the Proxy Committee's review of any new or unusual proxy issues.

  3. manages the process of referring issues to portfolio managers for voting instructions.

  4. oversees the work of any third party vendor hired to process proxy votes (as of the date of these procedures Putnam has engaged Institutional Shareholder Services to process proxy votes) and the process of setting up the voting process with ISS and custodial banks for new clients.

  5. coordinates responses to investment professionals' questions on proxy issues and proxy policies, including forwarding specialized proxy research from ISS and other vendors and forwards information to investment professionals prepared by other areas at Putnam.

  6. maintains required records of proxy votes on behalf of the appropriate Putnam client accounts.

  7. prepares and distributes reports required by Putnam clients.

Proxy Voting Guidelines

Putnam maintains written voting guidelines ("Guidelines") setting forth voting positions determined by the Proxy Committee on those issues believed most likely to arise day to day. The Guidelines may call for votes to be cast normally in favor of or opposed to a matter or may deem the matter an item to be referred to investment professionals on a case by case basis. A copy of the Guidelines is attached to this memorandum as Exhibit A.

Putnam will vote all proxies in accordance with the Guidelines subject to two exceptions as follows:

1. If the portfolio managers of client accounts holding the stock of a company with a proxy vote believe that following the Guidelines in any specific case would not be in clients' best interests, they may request the Proxy Manager not to follow the guidelines in such case. The request must be in writing and include an explanation of the rationale for doing so. The Proxy Manager will review any such request with a senior member of the Legal and Compliance Department prior to implementing the request.

2. For clients with plan assets subject to ERISA, under rules of the U. S. Department of Labor ("DOL") Putnam may accept instructions to vote proxies in accordance with AFL-CIO proxy voting guidelines, in lieu of Putnam's regular proxy voting guidelines. However, when in Putnam's judgment voting in accordance with the AFL-CIO guidelines would be inconsistent with ERISA, Putnam will not vote in accordance with those guidelines. Putnam will use the Proxy Voter Services U.S. Proxy Voting Policy Statement and Guidelines to implement voting under the AFL-CIO guidelines. For clients not subject to ERISA, Putnam may accept instructions to vote proxies under client specific guidelines subject to review and acceptance by the Investment Division and the Legal and Compliance Department.

Proxy Voting Referrals

Under the Guidelines, certain proxy matters will be referred to the Investment Division. The Putnam mutual funds maintain similar proxy procedures which require certain matters to be referred to the investment professionals. The Putnam Proxy Manager and Putnam Funds Proxy Coordinator will coordinate efforts so that in cases where both are referring matters, only one referral will be sent out. Normally specific referral items will be referred to the portfolio team leader (or another member of the portfolio team he or she designates) whose accounts hold the greatest number of shares of the issuer of the proxies using the attached Proxy Voting Recommendation Form. (attached as Exhibit B). The Proxy Voting Recommendation Form contains (1) a field that will be used by the portfolio team leader or member for recommending a vote on each referral item, and (2) a field for describing any contacts relating to the proxy referral item the portfolio team may have had with any Putnam employee outside Putnam's Investment Division or with any person other than a proxy solicitor acting in the normal course of proxy solicitation.

The portfolio team leader or members who have been requested to provide a recommendation on a proxy referral item will return a completed Proxy Voting Recommendation Form. Upon receiving each completed Proxy Voting Recommendation Form received from the Investment Division, the form will be reviewed by the Proxy Manager or the Putnam Funds Proxy Coordinator to be sure it has been completed correctly. If not, the Putnam Manager or Putnam Funds Proxy Coordinator will follow up with representatives of the Investment Division to be sure the form is completed correctly.

Conflicts of Interest

A potential conflict of interest may arise when voting proxies of an issuer which has a significant business relationship with Putnam. For example, Putnam could manage a defined benefit or defined contribution pension plan for the issuer. Putnam's policy is to vote proxies based solely on the investment merits of the proposal. In order to guard against conflicts the following procedures have been adopted:

   1. The Proxy Committee is composed solely of professionals in the Investment Division. Proxy administration is in the Legal and Compliance Department.

     Neither the Investment Division nor the Legal and Compliance Department report to Putnam's marketing businesses.

  2. No Putnam employee outside the Investment Division may contact any portfolio manager about any proxy vote without first contacting the Proxy Manager or a senior lawyer in the Legal and Compliance Department. There is no prohibition on Putnam employees seeking to communicate investment related information to investment professionals. However, the Proxy Manager will coordinate the delivery of such information to investment professionals to avoid appearances of conflict.

  3. Investment professionals responding to referral requests must disclose any contacts with third parties other than normal contact with proxy solicitation firms.

  4. The Proxy Manager will review the name of the issuer of each proxy that contains a referral item against a list of Putnam business relationships maintained by the Legal and Compliance Department for potential material business relationships (i.e., conflicts of interest). If the issuer of the proxy is on the list of Putnam business relationships, the Putnam Proxy Manager will confer with a senior lawyer in the Putnam Investments Legal and Compliance Department prior to voting. In addition, for referrals involving Putnam mutual funds the Proxy Manager will fill out attached Proxy Voting Disclosure Form (attached as Exhibit C) and deliver it to Putnam Fund Administration.

  5. Putnam's Proxy Voting Guidelines may only be overridden with the written recommendation of the Investment Division and concurrence of the Legal and Compliance Department.

Recordkeeping

The Legal and Compliance Department will retain copies of the following books and records:

    1. A copy of Proxy Procedures and Guidelines as are from time to time in effect;

    2. A copy of each proxy statement received with respect to securities in client accounts;

    3. Records of each vote cast for each client;

    4. Internal documents generated in connection with a proxy referral to the Investment Division such as emails, memoranda etc.

   5. Written reports to clients on proxy voting and of all client requests for information and Putnam's response.

All records will be maintained for seven years. A proxy vendor will maintain the records noted in 2 and 3 above if it commits to providing copies promptly upon request.

                                                   Exhibit A to Proxy Procedures

                   Putnam Investments Proxy Voting Guidelines

The proxy voting guidelines below summarize Putnam's positions on various issues of concern to investors and indicate how client portfolio securities will be voted on proposals dealing with a particular issue. The proxy voting service is instructed to vote all proxies relating to client portfolio securities in accordance with these guidelines, except as otherwise instructed by the Proxy Manager.

The following guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and recommended by a company's board of directors. Part II deals with proposals submitted by shareholders for inclusion in proxy statements. Part III addresses unique considerations pertaining to non US issuers.

I. Board-Approved Proposals

Proxies will be voted for board-approved proposals, except as follows:

        A.  Matters Relating to the Board of Directors

The board of directors has the important role of overseeing management and its performance on behalf of shareholders. Proxies will be voted for the election of the company's nominees for directors and for board-approved proposals on other matters relating to the board of directors (provided that such nominees and other matters have been approved by an independent nominating committee), except as follows:

     .  Putnam will withhold votes for the entire board of directors if

     .  The board does not have a majority of independent directors; or

     . The board does not have nominating, audit and compensation committees composed solely of independent directors.

For these purposes, an "independent director" is a director who meets all requirements to serve as an independent director of a company under the pending NYSE rule proposals (i.e., no material business relationships with the company, no present or recent employment relationship with the company (including employment of immediate family members) and, in the case of audit committee members, no compensation for non-board services). If a board does not meet these independence standards, Putnam may refer board proposed items which would normally be supported for case-by-case basis review.

     . Putnam will withhold votes for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director (e.g., investment banking, consulting, legal or financial advisory fees).

     . Putnam will withhold votes for the entire board of directors if the board has more than 19 members or fewer than five members, absent special circumstances.

     . Putnam will vote on a case-by-case basis in contested elections of directors.

        . Putnam will withhold votes for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for the absences (i.e., illness, personal emergency, etc.).

Putnam is concerned about over-committed directors. In some cases, directors may serve on too many boards to make a meaningful contribution. This may be particularly true for senior executives of public companies (or other directors with substantially full-time employment) who serve on more than a few outside boards. Putnam may withhold votes from such directors on a case-by-case basis where it appears that they may be unable to discharge their duties properly because of excessive commitments.

          . Putnam will withhold votes for any nominee for director of a public company (Company A) who is employed as a senior executive of another public company (Company B) if a director of Company B serves as a senior executive of Company A (commonly referred to as an "interlocking directorate").

Board independence depends not only on its members' individual relationships, but also the board's overall attitude toward management. Independent boards are committed to good corporate governance practices and, by providing objective independent judgment, enhancing shareholder value. Putnam may withhold votes on a case-by-case basis from some or all directors that, through their lack of independence, have failed to observe good corporate governance practices or, through specific corporate action, have demonstrated a disregard for the interest of shareholders.

        . Putnam will vote against proposals to classify a board, absent special circumstances indicating that shareholder interests would be better served by this structure.

        B. Executive Compensation

Putnam will vote on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

     . Except where Putnam would otherwise be withholding votes for the entire board of directors, Putnam will vote for stock option plans which will result in an average annual dilution of 1.67% or less (including all equity-based plans).

     . Putnam will vote against stock option plans that permit replacing or repricing of underwater options (and against any proposal to authorize such replacement or repricing of underwater options).

     . Putnam will vote against stock option plans that permit issuance of options with an exercise price below the stock's current market price.

     . Except where Putnam is otherwise withholding votes for the entire board of directors, Putnam will vote for employee stock purchase plans that have the following features: (1) the shares purchased under the plan are acquired for no less than 85% of their market value, (2) the offering period under the plan is 27 months or less, and (3) dilution is 10% or less.

Putnam may vote against executive compensation proposals on a case-by-case basis where compensation is excessive by reasonable corporate standards, or where a company fails to provide transparent disclosure of executive compensation. In voting on proposals relating to executive compensation, Putnam will consider whether the proposal has been approved by an independent compensation committee of the board.

        C. Capitalization

Putnam will vote on a case-by-case basis on board-approved proposals involving changes to a company's capitalization.

     . Putnam will vote for proposals relating to the authorization of additional common stock (except where such proposals relate to a specific transaction).

     . Putnam will vote for proposals to effect stock splits (excluding reverse stock splits.)

     .  Putnam will vote for proposals authorizing share repurchase programs.

        D. Acquisitions, Mergers, Reincorporations, Reorganizations and Other Transactions

Putnam will vote on a case-by-case basis on business transactions such as acquisitions, mergers, reorganizations involving business combinations, liquidations and sale of all or substantially all of a company's assets, except as follows:

     . Putnam will vote for mergers and reorganizations involving business combinations designed solely to reincorporate a company in Delaware.

        E. Anti-Takeover Measures

Putnam will vote against board-approved proposals to adopt anti-takeover measures such as a shareholder rights plan, supermajority voting provisions, adoption of fair price provisions, issuance of blank check preferred stock and the creation of a separate class of stock with disparate voting rights, except as follows:

     . Putnam will vote on a case-by-case basis on proposals to ratify or approve shareholder rights plans (commonly referred to as "poison pills"); and

     . Putnam will vote on a case-by-case basis on proposals to adopt fair price provisions.

        F. Other Business Matters

Putnam will vote for board-approved proposals approving routine business matters such as changing the company's name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting, except as follows:

     . Putnam will vote on a case-by-case basis on proposals to amend a company's charter or bylaws (except for charter amendments necessary or to effect stock splits to change a company's name or to authorize additional shares of common stock).

     . Putnam will vote against authorization to transact other unidentified, substantive business at the meeting.

II.  Shareholder Proposals

Putnam will vote in accordance with the recommendation of the company's board of directors on all shareholder proposals, except as follows:

     . Putnam will vote for shareholder proposals to declassify a board, absent special circumstances which would indicate that shareholder interests are better served by a classified board structure.

     . Putnam will vote for shareholder proposals to require shareholder approval of shareholder rights plans.

     . Putnam will vote for shareholder proposals that are consistent with Putnam's proxy voting guidelines for board-approved proposals.

III. Voting Shares of Non US Issuers

Putnam recognizes that the laws governing non US issuers will vary significantly from US law and from jurisdiction to jurisdiction. Accordingly it may not be possible or even advisable to apply these guidelines mechanically to non US issuers. However, Putnam believes that shareholders of all companies are protected by the existence of a sound corporate governance and disclosure framework. Accordingly, Putnam will vote proxies of non US issuers in accordance with the foregoing guidelines where applicable, except as follows:

     . Putnam will vote for shareholder proposals calling for a majority of the directors to be independent of management.

     . Putnam will vote for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

     . Putnam will vote for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

     . Putnam will vote on case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company's outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company's outstanding common stock where shareholders have preemptive rights.

Many non US jurisdictions impose material burdens on voting proxies. There are three primary types of limits as follows:

          (1) Share blocking. Shares must be frozen for certain periods of time to vote via proxy.

          (2) Share re-registration. Shares must be reregistered out of the name of the local custodian or nominee into the name of the client for the meeting and, in may cases, then reregistered back. Shares are normally blocked in this period.

     (3) Powers of Attorney. Detailed documentation from a client must be given to the local sub-custodian. In many cases Putnam is not authorized to deliver this information or sign the relevant documents.

Putnam's policy is to weigh the benefits to clients from voting in these jurisdictions against the detriments of doing so. For example, in a share blocking jurisdiction, it will normally not be in a client's interest to freeze shares simply to participate in a non contested routine meeting. More specifically, Putnam will normally not vote shares in non-US jurisdictions imposing burdensome proxy voting requirements except in significant votes (such as contested elections and major corporate transactions) where directed by portfolio managers.

                                                   Exhibit B to Proxy Procedures

Proxy Vote Referral Request:  Company XYZ, Vote Due X/X/XX

                       Proxy Voting Referral Request Form

From: Victoria Card ext. 1-1168

Please describe any contacts with any person you may have had, apart from the Investment Division, Putnam's Proxy Administration staff, or proxy soliciting firms regarding the proxy:_________.

Meeting Date:

Vote Recommendation Due Date:

Company Name: XYZ Inc.

..    Please indicate FOR, AGAINST or ABSTAIN for each agenda item referenced below.

..    Please provide vote rationale when you believe additional information is necessary to explain your vote. Examples: "Stock option plan will create excessive dilution," "Shareholder proposal would be disruptive"

Referral items:                                     Putnam Rec.*        ISS Rec.

1. [Description of item]
Rationale: ___________

* Assuming Board meets Putnam Independence Standards for the Board of Directors

Please see attached ISS analysis for information on the proposals.

                                                   Exhibit C to Proxy Procedures

                               PUTNAM INVESTMENTS
                              PROXY VOTING CONFLICT
                           OF INTEREST DISCLOSURE FORM

1.   Company name:_______________________________________________

2.   Date of Meeting: ___________________________________________

3.   Referral Item(s): __________________________________________

4. Description of Putnam's Business Relationship with Issuer of Proxy which may give rise to a conflict of interest:________________________________

     ________________________________________________________________________


5. Describe procedures used to address any conflict of interest: Investment professional who was solicited to provide a recommendation was advised that the recommendation must be provided without regard to any client or other business relationship between Putnam and the company. In addition, Putnam has made arrangements that, unless authorized by Putnam's Legal and Compliance Department, contacts from outside parties, except for representatives of the issuing company, with respect to referral items will be handled by Putnam's Legal and Compliance Department to prevent any influence on the investment process. In the case of contact between Putnam investment professionals and representatives of issuing companies, any such contact will be documented and included in the proxy voting files.

6. Describe any contacts from parties outside Putnam Management (other than routine communications from proxy solicitors) with respect to the referral item not otherwise reported in an investment professional's recommendation:

________________________________________________________________________________


________________________________________________________________________________


CERTIFICATION

The undersigned officer of Putnam Investments certifies that, to the best of his or her knowledge, any recommendation of an investment professional provided under cir-cumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

_______________________________
Name: Victoria R. Card
Title: Assistant Vice President, Proxy Voting Project Manager

                   STATE STREET RESEARCH & MANAGEMENT COMPANY

                      PROXY VOTING POLICIES AND PROCEDURES

                                   April 2003

Purpose and General Statement

         The purpose of these proxy voting policies and procedures are to set forth the principles, guidelines and procedures by which State Street Research & Management Company ("State Street Research") votes the securities owned by its clients for which State Street Research exercises voting authority and discretion (the "Proxies"). These policies and procedures have been designed to ensure that Proxies are voted in the best interests of our clients in accordance with our fiduciary duties and rule 206(4)-6 under the Investment Advisers Act of 1940 (the "Advisers Act"). Our authority to vote the Proxies is established by investment management agreements or comparable documents with our clients, and our proxy voting guidelines have been tailored to reflect these specific contractual obligations. In addition, our proxy guidelines reflect the fiduciary standards and responsibilities for ERISA accounts set out in Department of Labor Bulletin 94-2. These policies and procedures do not apply to any client that has explicitly retained authority and discretion to vote its own proxies or delegated such authority and discretion to a third party; State Street Research takes no responsibility for the voting of any proxies on behalf of any such client. For those clients that have delegated such authority and discretion to State Street Research, these policies and procedures apply equally to registered investment companies and institutional accounts.

         These proxy voting policies and procedures are available to all clients of the firm upon request, subject to the provision that these policies and procedures are subject to change at any time without notice.

Policies Relating to Proxy Voting

         The guiding principle by which State Street Research votes on all matters submitted to security holders is the maximization of the ultimate economic value of our clients' holdings. Furthermore, State Street Research is mindful that for ERISA and other employee benefit plans, the focus on the realization of economic value is solely for the benefit of plan participants and their beneficiaries. State Street Research does not permit voting decisions to be influenced in any manner that is contrary to, or dilutive of, the guiding principle set forth above. It is our policy to avoid situations where there is any conflict of interest or perceived conflict of interest affecting our voting decisions. Any conflicts of interest, regardless of whether actual or perceived, will be addressed in accordance with these policies and procedures.

         It is the general policy of State Street Research to vote on all matters presented to security holders in any Proxy, and these policies and procedures have been designed with that in mind. However, State Street Research reserves the right to abstain on any particular vote or otherwise withhold its vote on any matter if in the judgment of State Street Research, the costs associated with voting such Proxy outweigh the benefits to clients or if the circumstances make such an abstention or withholding otherwise advisable and in the best interest of our clients, in the judgment of State Street Research.

         For clients that have delegated to State Street Research the discretionary power to vote the securities held in their account, State Street Research does not generally accept any subsequent directions on specific matters presented to security holders or particular securities held in the account, regardless of whether such subsequent directions are from the client itself or a third party. State Street Research views the delegation of discretionary voting authority as an "all-or-nothing" choice for its clients.

Proxy Voting Policies and Procedures                                  April 2003

         In addition to the voting of Proxies, State Street Research personnel may, in their discretion, meet with members of a corporation's management and discuss matters of importance to State Street Research's clients and their economic interests. Such meetings are in addition to any activities undertaken by State Street Research with respect to the voting of Proxies.

         Absent any legal or regulatory requirement to the contrary, it is generally the policy of State Street Research to maintain the confidentiality of the particular votes that it casts on behalf of its clients. Any registered investment companies managed by State Street Research disclose the votes cast on their behalf in accordance with all legal and regulatory requirements. Any institutional client of State Street Research can obtain details of how the firm has voted the securities in its account by contacting the client's designated service representative at State Street Research. State Street Research does not, however, generally disclose the results of voting decisions to third parties.

         Conflicts of Interest. The Proxy Policy Committee has responsibility to monitor proxy voting decisions for any conflicts of interests, regardless of whether they are actual or perceived. In addition, all associates are expected to perform their tasks relating to the voting of Proxies in accordance with the principles set forth above, according the first priority to the economic interests of the firm's clients. If at any time any associate becomes aware of any potential or actual conflict of interest or perceived conflict of interest regarding the voting policies and procedures described herein or any particular vote on behalf of any client, he or she should contact any member of the Proxy Policy Committee or the firm's General Counsel. If any associate is pressured or lobbied either from within or outside of State Street Research with respect to any particular voting decision, he or she should contact any member of the Proxy Policy Committee or the firm's General Counsel. The full Proxy Policy Committee will use its best judgment to address any such conflict of interest and ensure that it is resolved in the best interest of the clients. The Proxy Policy Committee may cause any of the following actions to be taken in that regard:

     . vote the relevant Proxy in accordance with the vote indicated by the Guidelines;

     . vote the relevant Proxy as an Exception (as defined below), provided that the reasons behind the voting decision are in the best interest of the client, are reasonably documented and are approved by the General Counsel; or

     . direct ISS to vote in accordance with its independent assessment of the matter.

Proxy Policy Committee

         The administration of these proxy policies and procedures is governed by a Proxy Policy Committee (the "Committee") currently comprising five members. There are two fixed members of this Committee and three rotating members. The fixed members are the Director of Equity Research (or if there is none, an investment professional designated by the Chief Investment Officer--Equities) and the Counsel from the Legal Department responsible for proxy related matters. The remaining three members are investment professionals designated from time to time on a rotating basis by the Chief Investment Officer--Equities ("CIO"). Rotating members serve on the Committee for a term of one year. The Director of Equity Research (or the CIO's designee, as applicable) serves as Chair of the Committee. The Committee may change its structure or composition from time to time.

         The Committee has regular meetings semi-annually, and may meet other times as deemed necessary by the Chair or any member of the Committee. At each regular meeting, the Committee will review the existing Proxy Voting Guidelines and recommend any changes to those guidelines. In addition, the Committee will review any "Special Votes" and "Exceptions" (each as described below) that have occurred since the previous meeting of the Committee.

Proxy Voting Policies and Procedures       2                          April 2003

         On all matters, the Committee will make its decisions by a vote of a majority of the members of the Committee. Any matter for which there is no majority agreement among members of the Committee shall be referred to the CIO and the firm's General Counsel for a joint decision.

Proxy Voting Procedures

         State Street Research has retained Institutional Shareholder Services, Inc. ("ISS") to vote proxies for the accounts of our clients. ISS prepares research reports on most matters submitted to a shareholder vote and also provides voting services to institutions such as State Street Research. ISS receives a daily electronic feed of all holdings in State Street Research voting accounts, and trustees and/or custodians for those accounts have been instructed to deliver all proxy materials that they receive directly to ISS. ISS monitors the accounts and their holdings to be sure that all proxies are received and voted for State Street Research client shares owned. As a result of the firm's decision to use ISS, there is generally no physical handling of proxies by State Street Research personnel. State Street Research has a designated ISS contact person within the Corporate Actions group of Investment Administration and Operations ("IA&O") who serves as liaison between State Street Research and ISS.

         The attached Proxy Voting Guidelines (the "Guidelines") state the general view and expected vote of State Street Research under the majority of circumstances with respect to the issues listed in the Guidelines. The indicated vote in the Guidelines is the default position on any matter specifically addressed by the Guidelines, and for any such matter, absent prior instructions to the contrary from State Street Research, ISS will automatically vote in accordance with the Guidelines. However, the Guidelines are just that--guidelines; they are not strict rules that must be obeyed in all cases, and Proxies may be voted contrary to the vote indicated by the Guidelines if such a vote is in the clients' best interests as described below with respect to "Exceptions." State Street Research votes all securities based upon the guiding principle of seeking the maximization of economic value to our clients, and ultimately all votes are cast on a case-by-case basis, taking into consideration the contractual obligations under the advisory agreement or comparable document, and all other relevant facts and circumstances at the time of the vote.

         Well in advance of the deadline for any particular vote, ISS posts information regarding that vote on its secure web site. This information includes the upcoming voting deadline, the vote indicated by the Guidelines, if any, whether such vote is with or against management and any analysis that ISS has prepared on the vote. Personnel in IA&O access the web site daily and download this information. Issues that are not specifically addressed by the Guidelines, including major corporate actions such as mergers and acquisitions ( "Special Votes") are not automatically voted by ISS but are referred by ISS to State Street Research for a voting decision.

         Through its web site, ISS notifies State Street Research of all upcoming Special Votes, and such matters are immediately forwarded by IA&O to the Equity Department Analyst who covers the issuer in question, or if there is no covering analyst for a particular issuer or if the covering analyst is not available prior to the deadline for the relevant Special Vote, to the portfolio manager with the largest holdings of that issuer. In most cases, the covering analyst or relevant portfolio manager will make the decision as to the appropriate vote for any particular Special Vote. In making such decision, he or she may rely on any of the information and/or research available to him or her, including any recommendation made by ISS, in his or her discretion. The analyst or portfolio manager, as applicable, will inform the Chair of the Committee and IA&O of any such voting decision, and if the Chair does not object to such decision, IA&O will instruct ISS to vote the shares in such manner. The Chair has the discretion at all times, including in cases where the Chair has any questions about a particular voting decision or the analyst or portfolio manager is unable

Proxy Voting Policies and Procedures       3                          April 2003
to arrive at a decision, to intervene in any decision regarding a Special Vote. In such regard, the Chair may take any such action he or she deems appropriate, including requesting additional analysis on the Special Vote, overriding the decision of the analyst or portfolio manager, or calling a special meeting of the entire Proxy Policy Committee to review the issues and arrive at a decision. In all cases, regardless of whether the ultimate voting decision with respect to any Special Vote is made by the analyst, the portfolio manager, the Chair or the entire Committee, such decision must be based on the overriding principle of seeking the maximization of the ultimate economic value of our clients' holdings. If for any reason, no voting decision is made with respect to any particular Special Vote, or if IA&O has not otherwise received any direction in accordance with these policies and procedures as to how to instruct ISS to vote our shares prior to the relevant voting deadline for any Special Vote, IA&O will instruct ISS to vote all of our shares in accordance with ISS's independent assessment of the matter.

       If at any time a portfolio manager or covering analyst becomes aware that he or she desires to vote on a specific matter in a manner that is contrary to the vote that would be indicated based upon the Guidelines (an "Exception"), regardless of whether such indicated vote is with or against management, then such individual should contact the Chair of the Committee as soon as possible prior to the relevant voting deadline for such matter. In most cases, the Chair of the Committee, along with the covering analyst and relevant portfolio manager, will review the issue and collectively agree as to the appropriate vote. They may make their decision based upon any of the information and/or research available to them, including any recommendation made by ISS, in their discretion. If they are unable to arrive at an agreement as to how to vote, then the Chair may call a special meeting of the Proxy Policy Committee. The full Committee will then review the issues and arrive at a decision based on the overriding principle of seeking the maximization of the ultimate economic value of our clients' holdings.

Record Keeping

       State Street Research maintains records of all proxies voted in accordance with Section 204-2 of the Advisors Act. As required and permitted by Rule 204-2(c) under the Advisors Act, the following records are maintained:

    .  a copy of these policies and procedures;

    . proxy statements received regarding client securities are maintained by the firm or ISS unless such proxy statements are available on the Securities and Exchange Commission's EDGAR database, in which case the firm relies on such electronic copies on EDGAR;

    . a record of each vote cast is maintained by ISS, and such records are accessable to designated State Street Research personnel at any time;

    . a copy of any document created by State Street Research that was material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision; and

    . each written client request for proxy voting records and the adviser's written response to any (written or oral) client request for such records.

                   STATE STREET RESEARCH & MANAGEMENT COMPANY

                            PROXY VOTING GUIDELINES

                                   April 2003

------------------------------------------------------------------------------------------------------------------------------

                Issue                                                   SSRM Proxy Voting Guideline
------------------------------------------------------------------------------------------------------------------------------
Auditor Issues:

-----------------------------------------------------------------------------------------------------------------------------

Shareholder proposals requiring companies to             Generally, follow ISS recommendation, which reviews on a case-by-case
prohibit their auditors from engaging in non-audit       basis.
services (or cap level of non-audit services).
------------------------------------------------------------------------------------------------------------------------------

Audit fees vs. Non-audit fees                            Generally, vote against auditors and withhold votes from audit committee members if non-audit fees are greater than audit fees, audit-related fees, and permitted tax fees combined.
------------------------------------------------------------------------------------------------------------------------------

Shareholder proposals requiring shareholders' votes      Generally, in favor.
for audit firm ratification.
------------------------------------------------------------------------------------------------------------------------------

Shareholder proposals requesting companies to rotate     Generally, in favor unless required rotation period is less than five
audit firms periodically                                 years
------------------------------------------------------------------------------------------------------------------------------

Director Issues:

------------------------------------------------------------------------------------------------------------------------------

Staggered (Classified) Board                             Generally, not in favor.
------------------------------------------------------------------------------------------------------------------------------

Management Proposal to Remove Directors                  Generally, no objection.
------------------------------------------------------------------------------------------------------------------------------

Management Proposals for Filling Board Vacancies         Generally, no objection.
------------------------------------------------------------------------------------------------------------------------------

Nominating and Other Board Committees Composed of        Generally, in favor
Independent Directors
------------------------------------------------------------------------------------------------------------------------------

Resolutions Requiring that at least a Majority, and      Generally, in favor.
up to 2/3, of the Board be Composed of Independent
Directors
------------------------------------------------------------------------------------------------------------------------------

Director Liability Amendment                             Generally, no objection.
------------------------------------------------------------------------------------------------------------------------------

Directors Not Liable For Gross Negligence                Generally, not in favor.
------------------------------------------------------------------------------------------------------------------------------

Director Attendance                                      Minimum acceptable attendance is no less than 75% of all meetings without a valid excuse. Votes will be withheld from directors not meeting this standard.
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

                Issue                                                   SSRM Proxy Voting Guideline
------------------------------------------------------------------------------------------------------------------------------
Management proposals requesting reelection of            Generally, withhold vote from any insiders or affiliated outsiders on
insiders or affiliated directors who serve on audit,     audit, compensation or nominating committees.
compensation, nominating committees.
------------------------------------------------------------------------------------------------------------------------------

Single-slate board elections (Canada)                    Generally, not in favor.
------------------------------------------------------------------------------------------------------------------------------

Separation of chairman and chief executive posts         Generally, in favor.
------------------------------------------------------------------------------------------------------------------------------

Share and Voting Issues:
------------------------------------------------------------------------------------------------------------------------------

Additional Share Authorization                           Generally, no objection.
------------------------------------------------------------------------------------------------------------------------------

Anti-Greenmail Resolutions                               Generally, no objection.
------------------------------------------------------------------------------------------------------------------------------

Cumulative Voting                                        Generally, not in favor.
------------------------------------------------------------------------------------------------------------------------------

Preemptive Rights Removal                                Generally, no objection.
------------------------------------------------------------------------------------------------------------------------------

Poison Pill                                              Generally, not in favor. (But do generally favor Canadian Poison
                                                         Pills)
------------------------------------------------------------------------------------------------------------------------------

Dual Class Capitalization                                Generally, not in favor.
------------------------------------------------------------------------------------------------------------------------------

Supermajority Requirements                               Generally, not in favor.
------------------------------------------------------------------------------------------------------------------------------

Fair Price Amendments                                    Case-by-case review.
------------------------------------------------------------------------------------------------------------------------------

Shareholder Disenfranchisement                           Generally, not in favor.
------------------------------------------------------------------------------------------------------------------------------

Secret/Confidential Voting                               Generally, not in favor.
------------------------------------------------------------------------------------------------------------------------------

Management Issues:
------------------------------------------------------------------------------------------------------------------------------

Golden Parachutes                                        Generally, not in favor.
------------------------------------------------------------------------------------------------------------------------------

Incentive Stock Option Plans                             Generally follow ISS recommendation, which reviews on a case by case basis.
------------------------------------------------------------------------------------------------------------------------------

Requiring all stock options to be performance-based.     Generally, follow ISS recommendation, which reviews on a case-by-case basis.
------------------------------------------------------------------------------------------------------------------------------

Requiring the expensing of stock option awards.          Generally, not in favor.
------------------------------------------------------------------------------------------------------------------------------

Shareholder proposals seeking to ban stock sales by      Generally, not in favor.
executives by establishing holding periods.
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

                Issue                                                   SSRM Proxy Voting Guideline
------------------------------------------------------------------------------------------------------------------------------
Shareholder proposals requesting to ban executive        Generally, not in favor
stock options.
------------------------------------------------------------------------------------------------------------------------------

Shareholder proposal requiring companies to report       Generally, in favor.
on their executive retirement benefits (deferred
compensation, split-dollar life insurance, SERPs,
and pension benefits.
------------------------------------------------------------------------------------------------------------------------------

Shareholder proposal requiring shareholder approval      Generally, follow ISS recommendation, which reviews on a case-by-case of extraordinary pension benefits for senior
executives under basis. the company's SERP.
------------------------------------------------------------------------------------------------------------------------------

IRS Reg. 162(m) Plans                                    Vote for if the plan specifies the types of goals to be used by the
                                                         162(m) Plan  Committee.
------------------------------------------------------------------------------------------------------------------------------

Miscellaneous:
------------------------------------------------------------------------------------------------------------------------------

State of Incorporation Change                            Vote for if there is no reduction of shareholder rights.
------------------------------------------------------------------------------------------------------------------------------

Shareholder proposal requiring offshore companies to     Generally, not in favor.
reincorporate into the United States.
------------------------------------------------------------------------------------------------------------------------------

Blanket Authority On Unspecified Business                Generally, not in favor.
------------------------------------------------------------------------------------------------------------------------------

Social/Political Issues                                  Vote against unless there is a measurable economic benefit to the
                                                         Company.
------------------------------------------------------------------------------------------------------------------------------

Shareholder proposal requiring companies to give         Generally, follow ISS recommendation, which reviews on a case-by-case
shareholders access to the proxy ballot for the          basis.
purpose of nominating board members.
------------------------------------------------------------------------------------------------------------------------------

Postpone/reschedule meeting regarding board              Vote for if we favor the merger, against if we oppose the transaction approved mergers
------------------------------------------------------------------------------------------------------------------------------

If any article is unusually complicated or is a departure from simple issues, the article is always considered on a case-by-case basis.

State Street Research will, where it deems it appropriate, monitor a company's activities and/or undertake an active dialogue with corporate management and others to encourage the adoption of organizational policies and practices which we believe will be to the ultimate economic benefit of our clients including, if the client is an employee benefit plan, that plan's participants and their beneficiaries.

                           T. ROWE PRICE PROXY VOTING

       As an investment adviser to its clients, T. Rowe Price analyzes the proxy statements of issuers whose stock is owned by the investment companies that it sponsors and for which it serves as investment adviser.

       Proxy Administration

       The T. Rowe Price Proxy Committee develops positions on all major corporate issues, creates guidelines, and oversees the voting process. The Proxy Committee composed of portfolio managers, investment operations managers, and internal legal counsel, analyzes proxy policies based on whether they would adversely affect shareholders` interests and make a company less attractive to own. In evaluating proxy policies each year, the Proxy Committee relies upon our own fundamental research, independent research provided by third parties, and information presented by company managements and shareholder groups.

       Once the Proxy Committee establishes its recommendations, they are distributed to the firm's portfolio managers as voting guidelines. Ultimately, the fund's portfolio manager is responsible for deciding and voting on the proxy proposals of companies in his or her fund. When portfolio managers cast votes that are counter to the Proxy Committee's guidelines, they are required to document their reasons in writing to the Proxy Committee. Annually, the Proxy Committee reviews T. Rowe Price's proxy voting process, policies, and voting records.

       T. Rowe Price has retained Institutional Shareholder Services, an expert in the proxy voting and corporate governance area, to provide proxy advisory and voting services. These services include in-depth research, analysis, and voting recommendations as well as vote execution, reporting, auditing, and consulting assistance for the handling of proxy voting responsibility and corporate governance-related efforts. While the Proxy Committee relies upon ISS research in establishing T. Rowe Price's voting guidelines--many of which are consistent with ISS positions--T. Rowe Price may deviate from ISS recommendations on general policy issues or specific proxy proposals.

       Fiduciary Considerations

       T. Rowe Price's decisions with respect to proxy issues are made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company. Proxies are voted solely in the interests of fund shareholders. Practicalities involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.

       Consideration Given Management Recommendations

       When determining whether to invest in a particular company, one of the key factors T. Rowe Price considers is the quality and depth of its management. As a result, T. Rowe Price believes that recommendations of management on most issues should be given weight in determining how proxy issues should be voted.

       T. Rowe Price Voting Policies

       Specific voting guidelines have been established by the Proxy Committee for recurring issues that appear on proxies. The following is a summary of the more significant T. Rowe Price policies:

       Election of Directors

       T. Rowe Price generally supports slates with a majority of independent directors and nominating committees chaired by an independent board member. T. Rowe Price withholds votes for inside directors serving on compensation and audit committees and for directors who miss more than one-fourth of the scheduled board meetings.

       Executive Compensation

       The goal of T. Rowe Price is to assure that a company's equity-based compensation plan is aligned with shareholders` long-term interests. While it evaluates most plans on a case-by-case basis, T. Rowe Price generally opposes compensation packages that provide what it views as excessive awards to a few senior executives or that contain excessively dilutive stock option plans. T. Rowe Price bases its review on criteria such as the costs associated with the plan, plan features, dilution to shareholders and comparability to plans in the company's peer group. T. Rowe Price generally opposes plans that give a company the ability to reprice options.

       Anti-takeover and Corporate Governance Issues

       T. Rowe Price generally opposes anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions. When voting on corporate governance proposals, T. Rowe Price will consider the dilutive impact to shareholders and the effect on shareholder rights.

       Social and Corporate Responsibility Issues

       T. Rowe Price generally votes with a company's management on social issues unless they have substantial economic implications for the company's business and operations that have not been adequately addressed by management.

       Monitoring and Resolving Conflicts of Interest

       The Proxy Committee is also responsible for monitoring and resolving possible material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting. Since T. Rowe Price's voting guidelines are predetermined by the Proxy Committee using recommendations from ISS, an independent third party, application of the
       T. Rowe Price guidelines by fund portfolio managers to vote fund proxies should in most instances adequately address any possible conflicts of interest. However, for proxy votes inconsistent with T. Rowe Price guidelines, the Proxy Committee reviews all such proxy votes in order to determine whether the portfolio manager's voting rationale appears reasonable. The Proxy Committee also assesses whether any business or other relationships between T. Rowe Price and a portfolio company could have influenced an inconsistent vote on that company's proxy. Issues raising possible conflicts of interest are referred to designated members of the Proxy Committee for immediate resolution.

                         METROPOLITAN SERIES FUND, INC.

                                     PART C

                                OTHER INFORMATION

Item 15. Indemnification

        The Registrant is required by Article V of its By-Laws to indemnify or advance expenses to directors and officers (or former directors and officers) to the extent permitted or required by the Maryland General Corporation Law ("MGCL") and, in the case of officers (or former officers), only to the extent specifically authorized by resolution of the Board of Directors. Section 2-418 of the MGCL permits indemnification of a director against judgments, penalties, fines, settlements and reasonable expenses actually incurred by the director in connection with any proceeding to which he has been made a party by reason of service as a director, unless it is established that (i) the director's act or omission was material to the matter giving rise to the proceeding and was committed in bad faith or was the result of active and deliberate dishonesty; or
(ii) the director actually received an improper personal benefit in money, property or services; or (iii) in the case of a criminal proceeding, the director had reasonable cause to believe that the act or omission was unlawful. However, indemnification may not be made in any proceeding by or in the right of the corporation in which the director has been adjudged to be liable to the corporation. In addition, a director may not be indemnified in respect of any proceeding charging improper personal benefit to the director, whether or not involving action in the director's official capacity, in which the director was adjudged to be liable on the basis that personal benefit was improperly received. Section 2-418 of the MGCL also requires a corporation, unless limited by its charter, to indemnify a director who has been successful in the defense of a proceeding against reasonable expenses incurred. Reasonable expenses incurred by a director may be paid or reimbursed by a corporation in advance the final disposition of a proceeding upon the receipt of certain written affirmations and undertakings required by Section 2-418. Unless limited by its directors, a Maryland corporation may indemnify and advance expenses to an officer to the same extent it may indemnify a director, and is required to indemnify an officer to the extent required for a director.

        Notwithstanding the foregoing, Article V of the Registrant's By-Laws provides that nothing contained therein shall be construed to protect any director or officer against any liability to the Registrant or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

        Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 16. Exhibits

 (1)(a) Articles of Incorporation of Registrant, as amended May 23, 1983, are incorporated herein by reference to Post-Effective Amendment No. 17 to the Company's Registration Statement filed on April 30, 1996.

    (b) Articles Supplementary of Registrant, dated October 22, 1984, are incorporated herein by reference to Post-Effective Amendment No. 17 to the Company's Registration Statement filed on April 30, 1996.

    (c) Articles Supplementary of Registrant, dated October 25, 1984, are incorporated herein by reference to Post-Effective Amendment No. 17 to the Company's Registration Statement filed on April 30, 1996.

    (d) Articles Supplementary of Registrant, dated May 16, 1986, are incorporated herein by reference to Post-Effective Amendment No. 17 to the Company's Registration Statement filed on April 30, 1996.

    (e) Articles Supplementary of Registrant, dated October 6, 1987, are incorporated herein by reference to Post-Effective Amendment No. 17 to the Company's Registration Statement filed on April 30, 1996.

    (f) Articles Supplementary of Registrant, dated January 25, 1990, are incorporated herein by reference to Post-Effective Amendment No. 17 to the Company's Registration Statement filed on April 30, 1996.

    (g) Articles Supplementary of Registrant, dated August 3, 1990, are incorporated herein by reference to Post-Effective Amendment No. 17 to the Company's Registration Statement filed on April 30, 1996.

    (h) Articles Supplementary of Registrant, dated December 17, 1996, are incorporated herein by reference to Post-Effective Amendment No. 18 to the Company's Registration Statement filed on December 18, 1996.

    (i) Articles Supplementary of Registrant, dated September 9, 1998, are incorporated herein by reference to Post-Effective Amendment No. 23 to the Company's Registration Statement filed on January 11, 1999.

    (j) Articles of Amendment, dated October 6, 1998, are incorporated herein by reference to Post-Effective Amendment No. 22 to the Company's Registration Statement filed on October 6, 1998.

    (k) Articles of Amendment, dated January 11, 2000, are incorporated herein by reference to Post-Effective Amendment No. 25 to the Company's Registration Statement filed on January 19, 2000.

    (l) Articles Supplementary of Registrant, dated February 7, 2000, are incorporated herein by reference to Post-Effective Amendment No. 26 to the Company's Registration Statement filed on April 6, 2000.

    (m) Articles Supplementary of Registrant, dated November 2, 2000, are incorporated herein by reference to Post-Effective Amendment No. 28 to the Company's Registration Statement filed on November 30, 2000.

    (n) Articles Supplementary of Registrant, dated February 26, 2001, are incorporated herein by reference to Post-Effective Amendment No. 30 to the Company's Registration Statement filed on April 4, 2001.

    (o) Articles of Amendment, dated March 5, 2001, are incorporated herein by reference to Post-Effective Amendment No. 30 to the Company's Registration Statement filed on April 4, 2001.

    (p) Articles of Amendment, dated April 26, 2002, are incorporated herein by reference to Post-Effective Amendment No. 35 to the Company's Registration Statement filed on April 30, 2003.

    (q) Articles Supplementary of Registrant, dated April 26, 2002, are incorporated herein by reference to Post-Effective Amendment No. 35 to the Company's Registration Statement filed on April 30, 2003.

    (r) Articles of Amendment, dated April 18, 2003, are incorporated herein by reference to Post-Effective Amendment No. 35 to the Company's Registration Statement filed on April 30, 2003.

    (s) Articles Supplementary of Registrant, dated April 18, 2003, are incorporated herein by reference to Post-Effective Amendment No. 35 to the Company's Registration Statement filed on April 30, 2003.

    (t) Articles of Amendment, dated December 11, 2003, are incorporated herein by reference to Post-Effective Amendment No. 38 to the Company's Registration Statement filed on April 29, 2004.

    (u) Articles Supplementary of Registrant, dated January 30, 2004, are incorporated herein by reference to the Company's Registration Statement on form N-14 filed on February 18, 2004.

    (v) Articles of Amendment dated April 22, 2004, are incorporated herein by reference to Post-Effective Amendment No. 38 to the Company's Registration Statement filed on April 29, 2004.

    (w) Articles Supplementary of Registrant, dated April 22, 2004, are incorporated herein by reference to Post-Effective Amendment No. 38 to the Company's Registration Statement filed on April 29, 2004.

    (x) Articles Supplementary of Registrant, dated June 16, 2004.*

    (y) Articles of Amendment dated January 28, 2005.*

 (2)(a) Amended and Restated By-laws, dated May 8, 2003, are incorporated herein by reference to Post-Effective Amendment No. 36 to the Company's Registration Statement filed on February 4, 2004.

 (3)    None.

 (4) Form of Agreement and Plan of Reorganization (filed as Appendix A to Part A hereof) by and between (i) Metropolitan Series Fund, Inc. (the "Fund"), on behalf of the Met/Putnam Voyager Portfolio, a series of the Fund, and (ii) the Fund, on behalf of the Jennison Growth Portfolio, a series of the Fund.

 (5)    None.

 (6)(a) Advisory Agreement relating to Jennison Growth Portfolio is incorporated herein by reference to Post-Effective Amendment No. 33 to the Company's Registration Statement filed on January 17, 2003.

    (b) Subadvisory Agreement relating to Jennison Growth Portfolio is incorporated herein by reference to Post-Effective Amendment No. 33 to the Company's Registration Statement filed on January 17, 2003.

    (c) Investment Management Agreement relating to Met/Putnam Voyager Portfolio (formerly, Putnam Large Cap Growth Portfolio) is incorporated herein by reference to Post-Effective Amendment No. 31 to the Company's Registration Statement filed on January 29, 2002.

    (d) Sub-Investment Management Agreement relating to Met/Putnam Voyager Portfolio (formerly, Putnam Large Cap Growth Portfolio) is incorporated herein by reference to Post-Effective Amendment No. 31 to the Company's Registration Statement filed on January 29, 2002.

 (7)(a) Distribution Agreement, effective November 3, 2004.*

    (b) Amended and Restated Distribution Agreement, effective November 3,
        2004.*

 (8)    None.

 (9)(a) Custodian Agreement with State Street Bank and Trust Company is incorporated herein by reference to Post-Effective Amendment No. 17 to the Company's Registration Statement filed on April 30, 1996.

    (b) Revised schedule of remuneration is incorporated herein by reference to Post-Effective Amendment No. 17 to the Company's Registration Statement filed on April 30, 1996.

    (c) Amendments to Custodian Agreement are incorporated herein by reference to Post-Effective Amendment No. 17 to the Company's Registration Statement filed on April 30, 1996.

    (d) Amendment to Custodian Agreement is incorporated herein by reference to Post-Effective Amendment No. 31 to the Company's Registration Statement filed on January 29, 2002.

    (e) Agreement revising list of funds subject to Custodian Agreement is incorporated herein by reference to Post-Effective Amendment No. 33 to the Company's Registration Statement filed on January 17, 2003.

    (f) Agreement dated October 23, 2002 revising list of portfolios subject to Custodian Agreement is incorporated herein by reference to Post-Effective Amendment No. 35 to the Company's Registration Statement filed on April 30, 2003.

    (g) Agreement dated May 30, 2003 revising list of portfolios subject to Custodian Agreement is incorporated herein by reference to Post-Effective Amendment No. 38 to the Company's Registration Statement filed on April 29, 2004.

(10)(a) Class B and Class E Distribution Plan effective November 3, 2004.*

    (b) Class B and Class E Distribution and Services Plan effective November 3, 2004.*

    (c) Rule 18f-3 Plan is incorporated herein by reference to Post-Effective Amendment No. 30 to the Company's Registration Statement filed on April 4, 2001.

(11) Opinion and consent of Ropes & Gray LLP with respect to the legality of the securities being registered.*

(12) Opinion and consent of Ropes & Gray LLP on tax matters and consequences to shareholders.**

(13)(a) Transfer Agency Agreement is incorporated herein by reference to Post-Effective Amendment No. 38 to the Company's Registration Statement filed on April 29, 2004.

    (b) Agreement relating to the use of the "Metropolitan" name and service marks is incorporated herein by reference to Post-Effective Amendment No. 17 to the Company's Registration Statement filed on April 30, 1996.

    (c) Licensing Agreements relating to Morgan Stanley EAFE Index, Russell 2000 Index and Lehman Brothers Aggregate Bond Index Portfolio is incorporated herein by reference to Post-Effective Amendment No. 24 to this Registration Statement filed on April 1, 1999.

    (d) Licensing Agreement relating to MetLife Stock Index and MetLife Mid Cap Stock Index Portfolios (fee schedule omitted) is incorporated herein by reference to Post-Effective Amendment No. 26 the Company's Registration Statement filed on April 6, 2000.

    (e) Form of Participation Agreement is incorporated herein by reference to Post-Effective Amendment No. 26 to the Company's Registration Statement filed on April 6, 2000.

(14)    Consent of Deloitte & Touche LLP.*

(15)    None.

(16)(a) Powers of Attorney for all signatories except John Ludes, Nancy Hawthorne and Hugh McHaffie are incorporated herein by reference to Post-Effective Amendment No. 32 to the Company's Registration Statement filed on April 12, 2002. Powers of Attorney for Mr. Ludes and Ms. Hawthorne are incorporated herein by reference to Post-Effective Amendment No. 36 to the Company's Registration Statement filed on February 4, 2004. Power of Attorney for Mr. McHaffie is incorporated herein by reference to Post-Effective Amendment No. 38 to the Company's Registration Statement filed on April 29, 2004.

(17)(a) Form of Voting Instruction Form.*

    (b) Annual Report for the fiscal year ended December 31, 2004 of the Company.*

     (c) The following documents, except for the Annual Report to Shareholders of the Company dated December 31, 2004 and the Statement of Additional Information of the Fund, relating to the proposed merger of the Met/Putnam Voyager Portfolio and the Jennison Growth Portfolio, have each been filed via EDGAR and are incorporated by reference into this Registration Statement and are listed with their filing accession number, if applicable, below:

        . The Prospectus of the Fund dated May 1, 2004, relating to the Met/Putnam Voyager Portfolio - 0001193125-04-079474

                .       As supplemented on June 1, 2004 -- 0001193125-04-096787

                .       As supplemented on June 1, 2004 -- 0001193125-04-096791

                .       As supplemented on June 1, 2004 -- 0001193125-04-096793

                .       As supplemented on September 9, 2004 --
                        0001193125-04-153304

                .       As supplemented on November 22, 2004 --
                        0001193125-04-201389

                .       As supplemented on November 24, 2004 --
                        0001193125-04-203256

                .       As supplemented on January 31, 2005 --
                        0001193125-05-015365

                .       As supplemented on February 4, 2005 -
                        0001193125-05-019738

        . The Statement of Additional Information of the Fund dated May 1, 2004, relating to the Met/Putnam Voyager Portfolio - 0001193125-04-079474

                .       As supplemented on June 9, 2004 - 0001193125-04-100870

        . Annual Report to Shareholders of the Fund dated December 31, 2004 (filed herewith as Exhibit 17(b))

        . The Statement of Additional Information of the Fund, relating to the proposed merger of the Met/Putnam Voyager Portfolio and the Jennison Growth Portfolio (filed herewith as Part B)

----------
 * Filed herewith
** To be filed by amendment

Item 17. Undertakings

        (1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of the Company's Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

        (2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Company's Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

        (c) The Registrant agrees to file, by post-effective amendment, an opinion of counsel or a copy of an Internal Revenue Service ruling supporting the tax consequences of the proposed mergers described in the Company's Registration Statement within a reasonable time after receipt of such opinion or ruling.

                                   SIGNATURES

        As required by the Securities Act of 1933, the Company's Registration Statement has been signed on behalf of the Registrant in the city of Boston and the Commonwealth of Massachusetts on the 18th day of February, 2005.


                                             Metropolitan Series Fund, Inc.


                                             By:         *
                                                 -------------------------------
                                                   Hugh C. McHaffie
                                                   President


        As required by the of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

                             President and Chief Executive     February 18, 2005
          *                  Officer (Principal Executive
--------------------------   Officer)
Hugh C. McHaffie

          *                  Director                          February 18, 2005
------------------------
Steve A. Garban

          *                  Director                          February 18, 2005
------------------------
Linda Strumpf

          *                  Director                          February 18, 2005
------------------------
Michael S. Scott Morton

          *                  Director                          February 18, 2005
------------------------
Arthur G. Typermass

          *                  Director                          February 18, 2005
------------------------
H. Jesse Arnelle

          *                  Director                          February 18, 2005
------------------------
Nancy Hawthorne

          *                  Director                          February 18, 2005
------------------------
John T. Ludes

                             Treasurer (Principal Financial   February 18, 2005
/S/ PETER H. DUFFY           and Accounting Officer)
------------------------
Peter Duffy

*By: /S/ PETER H. DUFFY          February 18, 2005
     ------------------------
     Peter H. Duffy
     Attorney-in-Fact

                                  EXHIBIT INDEX

Exhibit   Item
-------   ----
(1)(x)    Articles Supplementary of Registrant, dated June 16, 2004.
(1)(y)    Articles of Amendment dated January 28, 2005.
(7)(a)    Distribution Agreement, effective November 3, 2004.
(7)(b)    Amended and Restated Distribution Agreement, effective November 3,
          2004.
(10)(a)   Class B and Class E Distribution Plan, effective November 3, 2004.
(10)(b) Class B and Class E Distribution and Services Plan, effective November 3, 2004.
(11) Opinion and consent of Ropes & Gray LLP with respect to the legality of the securities being registered.
(14)      Consent of Deloitte & Touche LLP.
(17)(a)   Form of Voting Instruction Form.
(17)(b) Annual Report for the fiscal year ended December 31, 2004 of the Company.